UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

DESKTOP METAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED JULY 31, 2024
Desktop Metal, Inc.
63 3rd Avenue
Burlington, MA, 01803
(978) 224-1244
MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
[•], 2024
Dear Fellow Stockholders:
You are cordially invited to attend a special meeting of stockholders of Desktop Metal, Inc., a Delaware corporation (“Desktop Metal,” the “Company,” “we” or “us”), to be held on [•], 2024 at [•] Eastern Time. The special meeting will be held in a virtual meeting format only, through a live webcast. You will be able to attend the special meeting virtually by visiting www.virtualshareholdermeeting.com/DM2024SM and entering your 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting. This proxy statement is dated [•], 2024 and was first mailed to stockholders of Desktop Metal on or about [•], 2024.
We have entered into Agreement and Plan of Merger, dated as of July 2, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Desktop Metal, Nano Dimension Ltd., an Israeli company (“Nano”) and Nano US I, Inc., a Delaware corporation (“Merger Sub”), which Merger Sub is a direct, wholly-owned subsidiary of Nano Dimension USA Inc., a Delaware corporation (“Nano Dimension USA”), which is a direct, wholly-owned subsidiary of Nano. Pursuant to and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Desktop Metal (the “Merger”), with Desktop Metal continuing as the surviving corporation of the Merger (the “Surviving Corporation”) and as an indirect, wholly-owned subsidiary of Nano.
At the special meeting, you will be asked to consider and vote on a proposal to approve and adopt the Merger Agreement (the “Merger Proposal”). At the special meeting, you will also be asked to consider and vote on a proposal to approve, on a non-binding advisory basis, the executive officer compensation that will or may be paid to Desktop Metal’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (the “Advisory Compensation Proposal”). At the special meeting, you will also be asked to consider and vote on a proposal to approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes to approve and adopt the Merger Agreement at the time of the special meeting or to ensure that any supplement or amendment to the accompanying proxy statement is timely provided to Desktop Metal stockholders (the “Adjournment Proposal”).
If the Merger is consummated, you will be entitled to receive $5.50 in cash, without interest, for each share of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), that you own (unless you have properly exercised appraisal rights, including by not voting in favor of the Merger Proposal), subject to downward adjustment based on transaction expenses incurred by Desktop Metal, borrowings under a bridge loan facility that may be provided by Nano to Desktop Metal, and agreements relating to severance for certain executive officers and employees of Desktop Metal (the “Severance Letter Agreements”), as described in the accompanying proxy statement. Such merger consideration before adjustments represents a premium of approximately 27.3% over the Class A Common Stock closing price of $4.32 on July 2, 2024, the last trading day prior to the public announcement of the execution of the Merger Agreement, and a premium of 20.5% over the volume-weighted average price over the 30-day period ending on such date.
As of the date of this proxy statement, based on forecasted transaction expenses to be incurred by Desktop Metal, Desktop Metal’s expectation that it will not draw on any commitments under a bridge loan facility that may be provided by Nano to Desktop Metal and Desktop Metal’s expectations regarding the Severance Letter Agreements, Desktop Metal estimates that adjustments to the amount you will be entitled to receive for each share of Class A Common Stock will total $0.44 per share, resulting in an adjusted Per Share Merger Consideration (as defined below) of $5.06 per share of Class A Common Stock that you own (unless you have properly exercised appraisal rights, including by not voting in favor of the Merger Proposal), which would represent a premium of approximately 17.1% over the Class A Common Stock closing price of $4.32 on July 2, 2024. If the forecasted transaction expenses to be incurred by Desktop Metal are greater than anticipated, if Desktop Metal draws on any commitments under a bridge loan facility that may be provided by Nano to Desktop Metal or if certain individuals do not sign Severance Letter Agreements prior to the closing of the Merger, the Per Share Merger Consideration will be reduced. If all of the adjustments were to be fully realized, such that the minimum possible amount of consideration would be payable to the holders of the Class A Common Stock, you will be entitled to receive $4.07 for each share of Class A Common Stock that you own (unless you have properly exercised appraisal rights, including by not voting in favor of the Merger Proposal), which would represent a discount of approximately (5.8)% under the Class A Common Stock closing price of $4.32 on July 2, 2024.
The Desktop Metal board of directors (the “Board”), after due and careful discussion and consideration, unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of, Desktop Metal and its stockholders and declared it advisable for Desktop Metal to enter into the Merger Agreement; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger; and (iii) recommended that Desktop Metal’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger. The Board unanimously recommends that you vote: (1) “FOR” the Merger Proposal; (2) “FOR” the Advisory Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
The enclosed proxy statement provides detailed information about the special meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement and is incorporated herein by reference. We encourage you to read the accompanying proxy statement, including all documents incorporated by reference into the proxy statement, and its annexes, including the Merger Agreement, carefully and in their entirety, as they contain important information. You may also obtain more information about Desktop Metal from documents we file with the Securities and Exchange Commission from time to time.
Whether or not you plan to attend the special meeting in person, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying postage prepaid envelope or grant your proxy electronically over the Internet or by telephone. Only your last-dated proxy will be counted, and any proxy may be revoked at any time prior to its exercise at the special meeting. If you attend the special meeting and vote thereat, your vote will revoke any proxy that you have previously submitted.
Your vote is very important, regardless of the number of shares of Class A Common Stock you own. We cannot complete the transactions contemplated by the Merger Agreement without approval of the Merger Proposal. Assuming a quorum is present at the special meeting, approval of the Merger Proposal requires the affirmative vote of holders of a majority in voting power of the outstanding Class A Common Stock entitled to vote on the Merger Proposal.
If you have questions or need assistance voting your shares of Class A Common Stock, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free: (877) 750-8334
Banks and brokers may call collect: (212) 750-5833
On behalf of the Board, I thank you for your support and appreciate your consideration of this matter.
Sincerely,
Ric Fulop
Co-Founder, Chairman and Chief Executive Officer
Desktop Metal, Inc.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED JULY 31, 2024
Desktop Metal, Inc.
63 3rd Avenue
Burlington, MA, 01803
(978) 224-1244
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2024
Notice is hereby given that Desktop Metal, Inc. (“Desktop Metal,” the “Company,” “we” or “us”), will hold a special meeting of its stockholders at [•], Eastern Time, on [•], 2024, for the purpose of considering and voting on the following proposals:
1.
to approve and adopt the Agreement and Plan of Merger, dated July 2, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Desktop Metal, Nano Dimension Ltd., an Israeli company (“Nano”) and Nano US I, Inc. a Delaware corporation (“Merger Sub”), which Merger Sub is a direct, wholly-owned subsidiary of Nano Dimension USA Inc., a Delaware corporation (“Nano Dimension USA”), which is a direct, wholly-owned subsidiary of Nano, pursuant to which Merger Sub will merge with and into Desktop Metal (the “Merger”), with Desktop Metal continuing as the surviving corporation of the Merger (the “Surviving Corporation”) and as an indirect, wholly-owned subsidiary of Nano (the “Merger Proposal”);

2.
to approve, on a non-binding advisory basis, the executive officer compensation that will or may be paid to Desktop Metal’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (the “Advisory Compensation Proposal”); and

3.
to approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes to approve and adopt the Merger Agreement at the time of the special meeting or to ensure that any supplement or amendment to the accompanying proxy statement is timely provided to Desktop Metal stockholders (the “Adjournment Proposal”).

The special meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the special meeting virtually by visiting www.virtualshareholdermeeting.com/DM2024SM and entering your 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials.
Desktop Metal will transact no other business at the special meeting except such business as may be properly brought before the special meeting or any adjournment or postponement thereof. The accompanying proxy statement, including the Merger Agreement attached thereto as Annex A, contains further information with respect to these matters.
Holders of record of Desktop Metal’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), as of the close of business on [•], 2024 are entitled to notice of and to vote at the special meeting, or any continuation, postponement or adjournment of the special meeting.
The Desktop Metal board of directors (the “Board”), after due and careful discussion and consideration, unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of, Desktop Metal and its stockholders and declared it advisable for Desktop Metal to enter into the Merger Agreement; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger; and (iii) recommended that Desktop Metal’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger. The Board accordingly unanimously recommends that stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.

Your vote is very important, regardless of the number of shares of Class A Common Stock you own. We cannot complete the transactions contemplated by the Merger Agreement without approval of the Merger Proposal. Assuming a quorum is present, approval of the Merger Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock entitled to vote on the Desktop Metal Merger Proposal.
Whether or not you plan to attend the special meeting virtually, we urge you to please promptly mark, sign and date the accompanying proxy and return it in the enclosed postage-paid envelope or authorize the individuals named on the proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with the proxy card. If your shares are held in the name of a bank, broker or nominee, please follow the instructions on the voting instruction card furnished by such bank, broker or nominee.
If you have any questions about the Merger, please contact Desktop Metal, Inc., Attention: Investor Relations, via phone at (978) 224-1244, or via email at DesktopMetalIR@icrinc.com.
If you have any questions about how to vote or direct a vote in respect of your shares of Class A Common Stock, you may contact our proxy solicitor, Innisfree M&A Incorporated, via phone at (877) 750-8334 (toll-free within the United States).
By Order of the Board of Directors,
Larry O’Connell
General Counsel and Secretary
Burlington, Massachusetts
Dated: [•]
Your vote is important. Desktop Metal stockholders are requested to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States, or to submit their votes electronically through the Internet or by telephone.
Important Notice Regarding the Availability of Proxy Materials for the Desktop Metal Special Meeting to Be Held on [•], 2024:
The Notice of Special Meeting of Stockholders and the proxy statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT
Ensure that your shares of Class A Common Stock are voted at the special meeting by submitting your proxy or, if your shares of Class A Common Stock are held in “street name” through a bank, broker or other nominee, by contacting your bank, broker or other nominee. If you do not submit a proxy, vote in person at the special meeting or instruct your bank, broker or other nominee how to vote your shares, it will have the same effect as voting “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the outcome of any vote on the Advisory Compensation Proposal or the Adjournment Proposal.
If your shares of Class A Common Stock are registered directly in your name:   If you are a stockholder of record, you may submit a proxy to vote your shares of Class A Common Stock by mail. Please follow the instructions on the enclosed form of proxy.
If your shares of Class A Common Stock are held in the name of a bank, broker or other nominee:   You will receive voting instructions from the organization holding your account and you must follow those instructions to vote your shares of Class A Common Stock. As a beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote the shares of Class A Common Stock in your account. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
If you fail to submit a signed proxy card, fail to attend the special meeting or, if you hold your shares through a bank, broker or other nominee, fail to provide voting instructions to your bank, broker or nominee, your shares of Class A Common Stock will not be counted for purposes of determining whether a quorum is present at the special meeting. If you hold your shares of Class A Common Stock through a bank, broker or other nominee, you must obtain from the record holder a valid legal proxy issued in your name in order to vote in person at the special meeting. A stockholder providing a proxy may revoke it if such revocation is exercised by submitting a proxy again via Internet or telephone, by completing, signing, dating and mailing a proxy of a later date at any time before 11:59 p.m., Eastern Time, the day before the special meeting, by providing written notice of revocation to our General Counsel and Secretary, or by voting in person at the special meeting. Attendance at the special meeting alone will not revoke a submitted proxy.
We encourage you to read the accompanying proxy statement, including its annexes and all documents incorporated by reference therein, carefully and in their entirety. If you have any questions concerning the Merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Class A Common Stock, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free: (877) 750-8334
Banks and brokers may call collect: (212) 750-5833
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN A PROXY CARD, OR INSTRUCT YOUR BANK, BROKER OR OTHER NOMINEE ON HOW TO VOTE YOUR SHARES USING THE VOTING INSTRUCTION FORM FURNISHED BY YOUR BANK, BROKER OR OTHER NOMINEE, AS PROMPTLY AS POSSIBLE.

i

ii

SUMMARY
This summary, together with the following section of this proxy statement entitled “Questions and Answers About the Special Meeting and the Merger,” highlights selected information from this proxy statement and may not contain all of the information that is important to you as a holder of Class A Common Stock or that you should consider before voting on the Merger Proposal. To better understand the Merger Proposal, you should read this proxy statement, including its annexes and the documents incorporated by reference herein, carefully and in its entirety. You may obtain the documents and information incorporated by reference into this proxy statement without charge by following the instructions under “Where You Can Find More Information; Incorporation by Reference” on page 110 of this proxy statement. The Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference herein.
The Parties to the Merger (page 27)
Desktop Metal, Inc.
63 Third Avenue
Burlington, Massachusetts, 01803
1-978-224-1244
Desktop Metal, Inc. is pioneering a new generation of additive manufacturing technologies focused on Additive Manufacturing 2.0, the volume production of end-use parts. Founded in 2015, Desktop Metal offers a comprehensive portfolio of integrated additive manufacturing solutions comprised of hardware, software, materials and services with support for metals, polymers, elastomers, ceramics, sands, composites, wood and biocompatible materials. Desktop Metal’s solutions span use cases across the product life cycle, from product development to mass production and aftermarket operations, and they address an array of industries, including automotive, healthcare and dental, consumer products, heavy industry, aerospace, machine design and research and development.
Nano Dimension Ltd.
2 Ilan Ramon
Ness Ziona
7403635 Israel
+972-73-7509142
Nano Dimension Ltd. is an Israeli corporation whose vision is to transform existing electronics and mechanical manufacturing into Industry 4.0 environmentally friendly & economically efficient precision additive electronics and manufacturing. Nano delivers solutions that convert digital designs to electronic or mechanical devices — on demand, anytime, anywhere. Founded in 2012, Nano has served over 2,000 customers across vertical target markets such as aerospace and defense, advanced automotive, high-tech industrial, specialty medical technology, R&D and academia. Nano designs and makes Additive Electronics, Additive Manufacturing 3D printing machines and consumable materials. Additive Electronics are manufacturing machines that enable the design and development of High-Performance-Electronic-Devices (Hi-PED®s). Through the integration of its portfolio of products, Nano offers the advantages of rapid prototyping, high-mix-low-volume production, IP security, minimal environmental footprint and design-for-manufacturing capabilities.
Nano US I, Inc.
c/o Nano Dimension Ltd.
2 Ilan Ramon
Ness Ziona
7403635 Israel
+972-73-7509142
Nano US I, Inc. (“Merger Sub”) is a Delaware corporation controlled by Nano that was formed on June 26, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, subject to the terms and conditions thereof. Merger Sub is a direct, wholly-owned subsidiary of Nano Dimension USA Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Nano. Upon consummation of the merger of Merger Sub with and into Desktop Metal in accordance with the Merger

Agreement (the “Merger”), Merger Sub will cease to exist, and Desktop Metal will survive the Merger as an indirect wholly-owned subsidiary of Nano.
The Special Meeting (page 28)
This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held in virtual meeting format only, through a live webcast on [•], 2024, at [•] Eastern Time, or at any adjournment or postponement thereof. You will be able to attend the special meeting virtually by visiting www.virtualshareholdermeeting.com/DM2024SM and entering your 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.
At the special meeting, we will ask our stockholders of record as of the Record Date (as defined below) to vote on the following proposals:
•
Proposal 1:   to approve and adopt the Agreement and Plan of Merger, dated July 2, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Desktop Metal, Nano Dimension Ltd., an Israeli company (“Nano”) and Nano US I, LLC, a Delaware corporation (“Merger Sub”), which Merger Sub is a direct, wholly-owned subsidiary of Nano Dimension USA Inc., a Delaware corporation (“Nano Dimension USA”), which is a direct, wholly-owned subsidiary of Nano, pursuant to which Merger Sub will merge with and into Desktop Metal (the “Merger”), with Desktop Metal continuing as the surviving corporation of the Merger (the “Surviving Corporation”) and as an indirect, wholly-owned subsidiary of Nano (the “Merger Proposal”);

•
Proposal 2:   to approve, on a non-binding advisory basis, the executive officer compensation that will or may be paid to Desktop Metal’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (the “Advisory Compensation Proposal”); and

•
Proposal 3:   to approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes to approve and adopt the Merger Agreement at the time of the special meeting or to ensure that any supplement or amendment to the accompanying proxy statement is timely provided to Desktop Metal stockholders (the “Adjournment Proposal”).

The Merger Proposal (page 28)
At the special meeting, you will be asked to consider and vote upon the Merger Proposal. The Merger Agreement provides, among other things, that, at the effective time of the Merger (the “Effective Time”), upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Desktop Metal (the “Merger”), with Desktop Metal continuing as the surviving corporation of the Merger (the “Surviving Corporation”) and as an indirect, wholly-owned subsidiary of Nano.
Record Date; Shares Entitled to Vote; Quorum (page 29)
You are entitled to vote at the special meeting if you owned shares of Class A Common Stock at the close of business on [•], 2024 (the “Record Date”). You will have one vote at the special meeting for each share of Class A Common Stock you owned at the close of business on the Record Date.
As of the Record Date, there were [•] shares of Class A Common Stock outstanding and entitled to be voted at the special meeting. A quorum of stockholders is necessary to conduct business at a special meeting. The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote must be present in person or virtually or represented by proxy to constitute a quorum for the special meeting. Failure of a quorum to be represented at the special meeting may result in an adjournment of the special meeting and may subject us to additional expense.
Required Vote; Abstentions and Broker Non-Votes (page 30)
Each share of Class A Common Stock issued and outstanding as of the close of business on the Record Date is entitled to one vote at the special meeting.

Assuming a quorum is present at the special meeting, approval of the Merger Proposal requires the affirmative vote of holders of a majority in voting power of the outstanding Class A Common Stock entitled to vote on the Merger Proposal. Abstentions and broker non-votes will have the same effect as a vote AGAINST the proposal.
Assuming a quorum is present, approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the Advisory Compensation Proposal.
Whether or not there is a quorum, approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.
Certain Effects of the Merger on Desktop Metal (page 38)
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Desktop Metal, with Desktop Metal continuing as the surviving corporation (the “Surviving Corporation”) and as an indirect, wholly-owned subsidiary of Nano. As a result of the Merger, Desktop Metal will cease to be a publicly traded company and will cease to be listed on the New York Stock Exchange (“NYSE”). If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation and instead will only be entitled to receive the Per Share Merger Consideration described in “The Merger — Merger Consideration” (except that if you are entitled to and have properly demanded appraisal for your shares in accordance with, and have complied in all respects with, Section 262 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), you will be entitled only to those rights granted under Section 262 of the DGCL as described in “The Merger — Appraisal Rights” and Annex A to this proxy statement).
The effective time of the Merger will occur upon the filing of the certificate of merger with the Secretary of State of the State of Delaware (or at such later time as we and Nano may agree and specify in the certificate of merger) (the “Effective Time”).
Effect on Desktop Metal if the Merger is Not Completed (page 38)
If the Merger Proposal is not approved by the stockholders of Desktop Metal or if the Merger is not completed for any other reason, you will not receive any payment for your shares of Class A Common Stock. Instead, we will remain a public company, the Class A Common Stock will continue to be listed and traded on the NYSE and registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will continue to be obligated to file periodic reports with the Securities and Exchange Commission (the “SEC”). Under specified circumstances, we may be required to pay Nano a termination fee upon the termination of the Merger Agreement, as described in “The Merger Agreement — Termination Fees and Expense Reimbursement.”
The Merger and the Merger Agreement (page 38 and 78)
Pursuant to the Merger Agreement, Merger Sub will merge with and into Desktop Metal. At the Effective Time, the separate existence of Merger Sub will cease, and Desktop Metal will be the surviving corporation and a wholly-owned subsidiary of Nano. Following the Merger, the Class A Common Stock will be delisted from the NYSE, deregistered under the Exchange Act and will cease to be publicly traded.
The terms and conditions of the Merger are contained in the Merger Agreement, a copy of which is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully and in its entirety, as it is the primary legal document that governs the Merger.
Merger Consideration (page 38)
At the Effective Time, each outstanding share of Class A Common Stock (other than (i) shares held by Desktop Metal as treasury stock or held by Nano or Merger Sub or any wholly-owned subsidiary of Nano or Merger Sub and (ii) shares of Class A Common Stock held by stockholders who are entitled to and have properly demanded appraisal for such shares in accordance with, and have complied in all respects with,

Section 262 of the DGCL (“Dissenting Shares”)) will be converted automatically into the right to receive an amount of cash equal to $5.50, minus (x) the product of (A) the aggregate principal amount outstanding under the Bridge Loan Facility, together with accrued and unpaid interest as of the closing of the Merger, divided by $2.5 million, and (B) $0.10 (provided that in no event shall the adjustment pursuant to (x) hereunder be greater than $0.80), minus (y) the product of (A) all unpaid Company Transaction Expenses (as defined in the Merger Agreement) as of the closing of the Merger divided by $2.5 million, and (B) $0.10 (provided that in no event shall the adjustment pursuant to this clause (y) be greater than $0.60), and minus (z) to the extent certain executives of the Company do not execute Severance Letter Agreements (as defined in the section entitled “Interests of Desktop Metal’s Directors and Executive Officers in the Merger — Treatment of Desktop Metal Equity Awards”), prior to the closing of the Merger, $0.0325, in each of the foregoing cases (x), (y), and (z), subject further to any tax withholding (such amount, the “Per Share Merger Consideration”). Because the amount of the Per Share Merger Consideration to be received by Desktop Metal stockholders is subject to change and will not be determined until three (3) business days before the Closing Date, at the time of the special meeting, stockholders will not know with certainty the exact amount of Per Share Merger Consideration they will receive upon consummation of the Merger.
As of the date of this proxy statement, based on forecasted Company Transaction Expenses, Desktop Metal’s expectation that it will not draw on the Bridge Loan Facility and Desktop Metal’s expectations regarding the Severance Letter Agreements, Desktop Metal estimates that adjustments to the Per Share Merger Consideration will total $0.44 per share, resulting in an adjusted Per Share Merger Consideration of $5.06 per share. If the Company Transaction Expenses are greater than anticipated, if Desktop Metal draws on the Bridge Loan Facility or if certain individuals do not sign Severance Letter Agreements prior to the closing of the Merger, the Per Share Merger Consideration will be reduced. If all of the adjustments were to be fully realized, such that the minimum possible amount of consideration would be payable to the holders of Class A Common Stock, the Per Share Merger Consideration would be $4.07 per share.
At the Effective Time, each share of Class A Common Stock, when converted into the right to receive the Per Share Merger Consideration, will no longer be outstanding and will automatically be canceled and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Class A Common Stock and each holder of a non-certificated outstanding share of Class A Common Stock represented by book entry, shall cease to have any rights with respect thereto, except the right to receive the Per Share Merger Consideration. Following the completion of the Merger, Desktop Metal will cease to be a publicly traded company and will become an indirect, wholly-owned subsidiary of Nano.
After the completion of the Merger, under the terms of the Merger Agreement, you will have the right to receive the Per Share Merger Consideration, but you will no longer have any rights as a Desktop Metal stockholder (except that stockholders who hold Dissenting Shares will not have the right to receive the Per Share Merger Consideration but will instead have the right to receive a payment for the “fair value” of their Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law, as described in “The Merger — Appraisal Rights”).
Treatment of Desktop Metal Equity Awards (page 63)
Desktop Metal Stock Options
At the Effective Time, each option to purchase Class A Common Stock (a “Company Stock Option”) outstanding and unexercised immediately prior to the Effective Time will automatically be cancelled and converted into the right to receive an amount in cash equal to the Per Share Merger Consideration in respect of the quotient obtained by dividing the product of (i) the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such Company Stock Option, multiplied by (ii) the number of shares of Class A Common Stock subject to the vested portion of such Company Stock Option immediately prior to the Effective Time, by (b) the Per Share Merger Consideration (such quotient, the “Net Share”), without interest and less applicable tax withholdings. To the extent there is no Net Share covered by a Company Stock Option, the Company Stock Option will be cancelled for no consideration.

Desktop Metal Restricted Stock Unit Awards
At the Effective Time, each restricted stock unit award of Desktop Metal (a “Company RSU Award”) outstanding immediately prior to the Effective Time that is unvested will automatically be cancelled and replaced with a restricted stock unit award of Nano (a “Replacement RSU Award”), on similar terms and conditions as were applicable to the Company RSU Award under the applicable incentive award plan prior to the Effective Time, except the Replacement RSU Award shall vest pro-rata over the three (3) years following Closing (provided that certain holders of Company RSU Awards will remain eligible for double-trigger accelerated vesting under the Desktop Metal, Inc. Severance Plan). The number of Nano Ordinary Shares, par value NIS 5.00 per share (the “Nano Ordinary Shares”) underlying the Replacement RSU Award will be determined by multiplying the number of shares of Class A Common Stock covered by such Replacement RSU Award immediately prior to the Effective Time by the Exchange Ratio, rounding down to the nearest whole number of shares; provided, however, that in no event shall the number of Nano Ordinary Shares underlying such Replacement RSU Awards exceed the Maximum ADS Amount (as defined in the Merger Agreement).
Desktop Metal Performance-Based Restricted Stock Unit Awards
At the Effective Time, each performance-based restricted stock unit award of Desktop Metal (a “Company PSU Award”) outstanding immediately prior to the Effective Time that is unvested will automatically be cancelled in full for no consideration.
Recommendation of Our Board of Directors and Reasons for the Merger (page 48)
The Board, after consulting with its financial advisor and outside legal counsel and carefully reviewing and considering various factors described in “The Merger — Recommendation of Our Board of Directors and Reasons for the Merger,” unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of, Desktop Metal and its stockholders and declared it advisable for Desktop Metal to enter into the Merger Agreement; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger; and (iii) recommended that Desktop Metal’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
The Board recommends that you vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
Opinion of the Company’s Financial Advisor (page 52)
On July 2, 2024, at a meeting of the Board held to evaluate the Merger, Stifel, Nicolaus & Company, Incorporated (“Stifel”) Desktop Metal’s financial advisor, delivered to the Board Stifel’s oral opinion, which was confirmed by delivery to the Board of a written opinion dated July 2, 2024 (the “Stifel Opinion”), to the effect that, as of the date of the opinion and based on and subject to the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in the Stifel Opinion, the Per Share Merger Consideration to be received in the Merger by Desktop Metal stockholders was fair, from a financial point of view, to such holders.
The full text of the Stifel Opinion, dated July 2, 2024, is attached as Annex B to this proxy statement and is incorporated herein by reference. This summary of the Stifel Opinion contained in this proxy statement is qualified in its entirety by reference to the full text of the Stifel Opinion. Desktop Metal stockholders are urged to read the Stifel Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Stifel in connection with its opinion. Stifel’s opinion speaks only as of the date of the Stifel Opinion. The Stifel Opinion was for the information of, and was directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The Stifel Opinion addressed only the fairness, from a financial point of view, to the holders of Class A Common Stock of the Per Share Merger Consideration to be received by such holders in the Merger. It did not address the underlying business decision of Desktop Metal to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the Board in connection with the Merger or any other matter, and it does not constitute a recommendation to any holder of Class A Common

Stock or any stockholder of any other entity as to how to vote or otherwise act in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the Merger.
For additional information, see the section entitled “The Merger — Opinion of the Company’s Financial Advisor” on page 52 the full text of the Stifel Opinion attached as Annex B to this proxy statement.
Interests of the Directors and Executive Officers of Desktop Metal in the Merger (page 63)
In considering the recommendation of the Board with respect to the Merger Proposal and the Advisory Compensation Proposal, Desktop Metal stockholders should be aware that the directors and executive officers of Desktop Metal have interests in the Merger that may be different from, or in addition to, the interests of Desktop Metal stockholders generally. These interests include the treatment in the Merger of outstanding equity, equity-based and incentive awards, severance arrangements, other compensation and benefit arrangements and the right to continued indemnification of former Desktop Metal directors and officers by the combined company. The members of the Board were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and in determining to recommend that Desktop Metal stockholders approve the Merger Proposal. These interests are described in more detail in the section entitled “The Merger — Interests of Desktop Metal’s Directors and Executive Officers in the Merger.”
Appraisal Rights (page 67)
If the Merger is consummated, persons who do not wish to accept the Per Share Merger Consideration are entitled to seek appraisal of their shares of Class A Common Stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Class A Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Class A Common Stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the Per Share Merger Consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 will not receive the Per Share Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their shares of Class A Common Stock following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their shares of Class A Common Stock determined under Section 262 could be more than, the same as or less than the Per Share Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record of shares of Class A Common Stock and a beneficial owner who (i) continuously holds or beneficially owns, as applicable, such shares of Class A Common Stock through the Effective Time, (ii) has not consented to the Merger in writing or otherwise voted in favor of the Merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with the procedures under Section 262, (iv) does not thereafter withdraw his, her or its demand for appraisal of such shares of Class A Common Stock and (v) in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the shares of Class A Common Stock for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by Desktop Metal and to be set forth on the Chancery List (as defined in the section entitled “The Merger — Appraisal Rights”), will be entitled to receive the fair value of his, her or its shares of Class A Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.
A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. For more information, please see the section entitled “The Merger — Appraisal Rights.”
Material U.S. Federal Income Tax Consequences of the Merger (page 71)
The receipt of cash in exchange for shares of Class A Common Stock pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. The receipt of cash by a U.S. holder (as defined in “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. holder’s shares of Class A Common Stock in the Merger will generally result in the recognition of taxable gain or loss in an amount equal to the difference, if any, between the cash such U.S. holder receives in the Merger (including any cash required to be withheld for tax purposes) and such U.S. holder’s adjusted tax basis in such surrendered shares. Gain or loss will be determined separately for each block of shares of Class A Common Stock (that is, shares acquired for the same cost in a single transaction). A non-U.S. holder (as defined in “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) will generally not be subject to U.S. federal income tax with respect to the exchange of such non-U.S. holder’s shares of Class A Common Stock for cash in the Merger unless (1) such non-U.S. holder has certain connections to the United States or (2) Desktop Metal is, or was during the relevant period, a U.S. real property holding corporation.
Stockholders should refer to “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” and consult their tax advisors concerning the U.S. federal income tax consequences to them of the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.
Certain Israeli Tax Considerations (page 75)
Nano is entitled to deduct and withhold from the consideration payable to the stockholders of Desktop Metal any amounts that are required to be withheld or deducted with respect to such consideration pursuant to the Israeli Income Tax Ordinance New Version, 5721-1961 (as amended, and the rules and regulations promulgated thereunder; collectively, the “Ordinance”), the Internal Revenue Code of 1986, as amended (the “Code”), if applicable, or any other applicable provisions of Israeli or non-Israeli tax laws. On July 17, 2024, Nano filed with the Israeli Tax Authority (“ITA”) an application for a ruling exempting it from any obligation to withhold Israeli tax at source from any consideration payable or otherwise deliverable pursuant to the Merger Agreement to non-Israeli resident stockholders (the “Tax Ruling”), subject to provision and obtainment by Desktop Metal stockholders of certain documentation, as elaborated in the Merger Agreement, depending on the obtainment or non-obtainment of the Tax Ruling.
Stockholders should refer to “The Merger — Certain Israeli Tax Considerations” and consult their tax advisors concerning their particular circumstances and obtainment of required documentation as required under the Merger Agreement.
Reasonable Best Efforts and Regulatory Approvals (page 91)
Desktop Metal and Nano have agreed to each use, and cause their respective subsidiaries to use, their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under applicable law to obtain required regulatory approvals.
The completion of the Merger is subject to the receipt of antitrust clearance in the United States and a filing under the Investment Canada Act. The completion of the Merger also requires approval under the foreign direct investment regulators in Germany and Italy. Notice filings to the Committee on Foreign Investment in the United States (“CFIUS”) and pursuant to the U.S. International Traffic in Arms Regulations (“ITAR”) are furthermore required for the Merger to be consummated.
In the United States, Desktop Metal and Nano each filed a notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), which is referred to as an HSR notification, with the Federal Trade Commission (“FTC”), and the Department of Justice (“DOJ”), on July 24, 2024.
Subject to receipt of required regulatory approvals and satisfaction or waiver of the other conditions to completion of the Merger, Desktop Metal expects the Merger to close in the fourth quarter of 2024.
Conditions to the Closing of the Merger (page 94)
The respective obligations of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the closing date of the Merger (the “Closing Date”) of the following conditions:
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the approval of the Merger Proposal by Desktop Metal stockholders;

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(i) the termination or expiration of any waiting period (and any extension thereof) applicable to the Merger under the HSR Act; (ii) the expiration or termination of any agreement with the DOJ or the FTC not to consummate the Merger to which Desktop Metal and Nano are a party; (iii) the obtainment of the requisite approval from CFIUS; and (iv) the obtainment of all other required regulatory approvals and the satisfaction of certain conditions listed in Nano’s disclosure schedules to the Merger Agreement, which shall remain in full force and effect, or the expiration of the applicable waiting period (and any extension thereof) applicable in respect of such required regulatory approval;

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(i) the absence of any law, order, injunction (temporary or permanent) or decree or other similar legal restraint issued by any court or enacted by any governmental entity of competent jurisdiction enjoining or preventing the consummation of the Merger being in effect and (ii) all conditions set forth in any order, injunction (temporary or permanent) or decree or other similar legal restraint issued by any court or governmental entity of competent jurisdiction in order to consummate the transactions contemplated by Merger Agreement having been met; and

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the agreement by the parties in writing to the Final Adjustment Statement (as defined in the Merger Agreement).

The obligation of each of Nano and Merger Sub to consummate the Merger is further subject to the following conditions:
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the representation of Desktop Metal that since March 31, 2024, there has not occurred any fact, circumstance, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect shall be true and correct in all respects at and as of the Closing Date as if made at and as of such time or such fact, circumstance, effect, change, event or development giving rise to the breach of such representation and warranty shall not be continuing as of the Closing Date;

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certain of the representations and warranties of Desktop Metal related to its capitalization shall be true and correct (other than such failures to be true and correct as are de minimis), in each case at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

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certain of the representations and warranties of Desktop Metal related to organization, standing and power, its corporate power and authority to execute and deliver the Merger Agreement and brokers’ fees and expenses shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

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certain other representations and warranties of Desktop Metal set forth in the Merger Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, and Nano shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Desktop Metal to such effect;
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Desktop Metal shall have performed or complied in all material respects with the obligations and covenants required to be performed or complied with by it under the Merger Agreement at or prior to the Closing Date, and Nano shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Desktop Metal to such effect;

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no Company Material Adverse Effect shall have occurred since the date of the Merger Agreement that is continuing; and

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neither the Company nor any of its subsidiaries shall have experienced any Bankruptcy (as defined below).

The obligation of Desktop Metal to consummate the Merger is further subject to the following conditions:
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certain of the representations and warranties of Nano related to the formation of Merger Sub for the purpose of executing and delivering the Merger Agreement shall be true and correct (other than such failures to be true and correct as are de minimis) at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

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certain of the representations and warranties of Nano related to organization, standing and power, its corporate power and authority to execute and deliver the Merger Agreement and brokers’ fees and expenses shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

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certain other representations and warranties of Nano and Merger Sub set forth in the Merger Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein) at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, and Desktop Metal shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Nano to such effect; and

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Nano and Merger Sub shall have performed or complied in all material respects with the obligations and covenants required to be performed or complied with by it under the Merger Agreement at or prior to the Closing Date, and Desktop Metal shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Nano to such effect.

For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Merger, see the section entitled “The Merger Agreement — Conditions to the Closing of the Merger,” beginning on page 94.
No Solicitation; No Change of Recommendation (page 86)
No Solicitation
Under the terms of the Merger Agreement, Desktop Metal has agreed that, except as expressly permitted under the Merger Agreement, it will not, and will cause its subsidiaries and its and their respective directors and officers not to, and will use reasonable best efforts to cause its other representatives not to, directly or indirectly:
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solicit, initiate, induce, facilitate, or knowingly encourage any Acquisition Proposal (as defined below) or any inquiry, expression of interest, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal;

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take any action to make the provisions of any takeover statute (including approving any transaction under, or a third party becoming an “interested stockholder” under, Section 203 of the DGCL), inapplicable to any transactions contemplated by an Acquisition Proposal with respect to Desktop Metal;

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enter into, participate in, maintain or continue any communications, discussions or negotiations regarding, or make available any non-public information with respect to, or take any other action regarding, any inquiry, expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an actual or potential Acquisition Proposal with respect to Desktop Metal;

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enter into any letter of intent or any other contract, agreement, memorandum of understanding, commitment or other arrangement contemplating or otherwise relating to any Acquisition Proposal with respect to Desktop Metal (whether binding or nonbinding);

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terminate, amend, release, modify or fail to enforce any provision (including any standstill or similar provision) of, or grant any permission, waiver or request under, any confidentiality, standstill or similar agreement; or

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resolve, propose or agree to do any of the foregoing.

Desktop Metal agreed that promptly upon execution of the Merger Agreement, it would, and would cause its subsidiaries to, and would cause its and their respective directors and officers to, and would use its reasonable best efforts to cause its representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted before the date of the Merger Agreement with respect to any Acquisition Proposal, or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal with respect to Desktop Metal, use reasonable best efforts to request the prompt return or destruction of all confidential information furnished with respect to discussions prior to the date of the Merger Agreement in respect of an Acquisition Proposal with respect to Desktop Metal to the extent that Desktop Metal is entitled to have such documents returned or destroyed, and promptly terminate all physical and electronic data room access previously granted to any such person or its representatives.
Notwithstanding the foregoing restrictions, Desktop Metal is permitted, prior to obtaining the approval of Desktop Metal’s stockholders of the Merger Proposal, to furnish information regarding Desktop Metal to, or enter into discussions and negotiations with, any person if:
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it has received from such person a bona fide written Acquisition Proposal that, after consultation with its financial advisor and outside legal counsel, the Board determines in good faith is, or would reasonably be expected to result in, a Superior Proposal (as defined below) (and such proposal has not been withdrawn);

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such Acquisition Proposal was not solicited, initiated, induced, facilitated or knowingly encouraged in violation of the terms of the Merger Agreement;

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the Board determines in good faith, after having consulted with its outside legal counsel, that failure to take such action would reasonably be expected to constitute a breach of its duties under applicable law;

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prior to furnishing any such information or entering into such negotiations or discussions, it obtains from such person an executed confidentiality agreement containing provisions at least as favorable to Desktop Metal as the provisions of the Confidential Disclosure Agreement between Nano and Desktop Metal, dated as of November 17, 2022, as in effect immediately prior to the execution of the Merger Agreement, and provides a copy of the same to Nano; and

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concurrently with furnishing any information to such person, to the extent such information has not been previously furnished by Desktop Metal to Nano or Desktop Metal has not made such information available to Nano, Desktop Metal concurrently furnishes such information to or makes such information available in an electronic data room to Nano.

Under the Merger Agreement, “Acquisition Proposal” means, with respect to Desktop Metal, any bona fide proposal, offer or inquiry, whether or not in writing, for any transaction or series of transactions (other than the transactions contemplated by the Merger Agreement) involving (i) the direct or indirect acquisition, exclusive license or purchase of a business or assets that constitutes fifteen percent (15%) or more of the consolidated net revenues, net income or the assets (based on the fair market value thereof) of such party and its subsidiaries, taken as a whole, by any person or group of persons (other than a party to the Merger Agreement or any of its subsidiaries); (ii) direct or indirect acquisition or purchase of equity securities or capital stock of such party or any of its subsidiaries whose business constitutes fifteen percent (15%) or more of the consolidated net revenues, net income or assets of such party and its subsidiaries, taken as a whole, by any person or group of persons (other than a party to the Merger Agreement or any of its subsidiaries), following which such person or group of persons would hold fifteen percent (15%) or more of such class of equity securities; or (iii) a merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares or capital stock, tender offer, share exchange, exchange offer, recapitalization, stock repurchase program or other similar transaction that if consummated would result in any person or group of persons (other than a party to the Merger Agreement or any of its subsidiaries) beneficially owning fifteen percent (15%) or more of any class of equity securities of such party or any of its subsidiaries whose business constitutes fifteen percent (15%) or more of the consolidated net revenues, net income or assets of such party and its subsidiaries, taken as a whole.
Under the Merger Agreement, “Superior Proposal” means, with respect to any party to the Merger Agreement, any bona fide written Acquisition Proposal (with references in the definition of Acquisition Proposal to 15% being deemed to be replaced with references to 50%) with respect to such party on terms which the board of directors of such party determines in good faith (after consultation with such party’s financial advisors and outside legal counsel, and after taking into account all legal, regulatory, financial and other aspects of such Acquisition Proposal and the identity of the person making such Acquisition Proposal), to be (x) more favorable from a financial point of view to such party’s shareholders or stockholders, as applicable, than the Merger and (y) reasonably likely to be irrevocably consummated (if accepted) on a timely basis in accordance with its terms and taking into account all relevant financial, legal and regulatory aspects of such Acquisition Proposal (including the identity of the person making such Acquisition Proposal).
No Change in the Desktop Metal Board of Directors’ Recommendation
The Merger Agreement provides that neither the Board, nor any committee thereof, will do any of the following, directly or indirectly:
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withhold or withdraw or qualify, modify or amend in a manner adverse to Nano (or publicly propose to do so), its recommendation;

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fail to reaffirm or re-publish its recommendation within ten (10) business days after Nano requests in writing that such action be taken (or, if earlier, at least five (5) business days prior to the Desktop Metal stockholder meeting);

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fail to publicly announce, within ten (10) business days after a tender offer or exchange offer relating to Class A Common Stock has been formally commenced or after any change in the consideration being offered thereunder, a statement disclosing that it recommends rejection of such tender or exchange offer;

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publicly announce that it has recommended, adopted or approved any Acquisition Proposal with respect to Desktop Metal; or

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take any action, or make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations of the State of Delaware, including Section 203 of the DGCL, inapplicable to any third party or any Acquisition Proposal.

Notwithstanding the foregoing restrictions or any other terms in the Merger Agreement, at any time prior to obtaining the approval of Desktop Metal’s stockholders of the Merger Proposal, the Board may effect, or cause Desktop Metal to effect, as the case may be, a change in recommendation if:
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Desktop Metal has not breached its obligations under the Merger Agreement in connection with an Acquisition Proposal if, after the date of the Merger Agreement, an unsolicited, bona fide, written Acquisition Proposal is made to Desktop Metal and is not withdrawn;

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the Board determines in its good faith judgment, after consulting with its outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal;

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Desktop Metal has provided Nano with five (5) business days’ prior written notice advising Nano that it intends to effect a change of recommendation and specifying, in reasonable detail, the reasons therefor, and which written notice shall include copies of all documents pertaining to such Superior Proposal;

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Desktop Metal, during the five (5) business day period and if requested by Nano, engages in good faith negotiations with Nano to amend the Merger Agreement in such manner that the Acquisition Proposal that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal;

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at the end of the five (5) business day period, such Acquisition Proposal has not been withdrawn and, in the good faith reasonable judgment of the Board, continues to constitute a Superior Proposal (taking into account any changes to the terms of the Merger Agreement proposed by Nano as a result of negotiations during the five (5) business day period or otherwise); and

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at the end of the five (5) business day period, the Board determines in good faith, after having consulted with its outside legal counsel, that, in light of such Superior Proposal, a failure to change its recommendation would reasonably be expected to constitute a breach of the duties of the Board under applicable law, provided that, in the event of any material revisions to the applicable Acquisition Proposal (including any change in price or exchange ratio), Desktop Metal is required to deliver a new written notice to Nano and to again comply with the foregoing requirements of the Merger Agreement with respect to such new written notice (including the five (5) business day period referenced above).

In addition, the Board may, prior to obtaining the approval of the Desktop Metal stockholders of the Merger Proposal, effect, or cause Desktop Metal to effect, as the case may be, a change in recommendation if, in connection with an Intervening Event (as defined below) relating to Desktop Metal, the Board determines that, after having consulted with its outside legal counsel, in light of such Intervening Event, a failure to make a change in recommendation would reasonably be expected to constitute a breach of its duties under applicable law, provided that:
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Desktop Metal shall have provided Nano with five (5) business days’ prior written notice advising Nano that it intends to effect a change in recommendation and specifying, in reasonable detail, the reasons therefor;

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Desktop Metal, during the five (5) business day period, if requested by Nano, shall negotiate in good faith with respect to any change or modifications to the Merger Agreement which would allow the Board not to make such change in recommendation; and

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at the end of the five (5) business day period, the Board determines in good faith, after having consulted with its outside legal counsel, that, taking into account any changes to the terms of the Merger Agreement proposed by Nano as a result of the negotiations required by the immediately preceding bullet point or otherwise, a failure by the board of directors of Nano to make a change in recommendation would reasonably be expected to constitute a breach of the duties of the board of directors of Nano under applicable law.

Under the Merger Agreement, “Intervening Event” means any material event or development, or material changes in circumstances first occurring, arising or coming to the attention of the Board after the date of the Merger Agreement to the extent that such event, development or change in circumstances (i) was not known by the Board and was not reasonably foreseeable by the Board as of or prior to the date of the Merger Agreement; and (ii) does not relate to an Acquisition Proposal or a Superior Proposal or any inquiry or communications relating thereto.
Notice Regarding Acquisition Proposals
Desktop Metal must immediately, and in any event within twenty-four (24) hours of the receipt thereof advise Nano orally and in writing of any:
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Acquisition Proposal with respect to Desktop Metal;

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any inquiry, expression of interest, proposal, communication, request for access to non-public information relating to Desktop Metal or its subsidiaries, or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; or

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any other communication or notice that any person is considering making an Acquisition Proposal with respect to Desktop Metal.

Any such notification by Desktop Metal to Nano shall include the material terms and conditions of any such Acquisition Proposal, inquiry, expression of interest, proposal, offer, notice or request (including any changes to such material terms and conditions) and a copy of, and the identity of the person making, any such Acquisition Proposal, inquiry, expression of interest, proposal, offer, notice or request. Desktop Metal shall:
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keep Nano informed in all material respects and on a reasonably current basis of the status and details (including any material change to the terms and conditions thereof (including any change in price or exchange ratio)) of any Acquisition Proposal, inquiry, expression of interest, proposal, offer, notice or request; and

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provide to Nano as soon as practicable (but in no event more than twenty-four (24) hours) after the receipt thereof copies of all material correspondence and other written material exchanged between Desktop Metal or its subsidiaries or any of their representatives, on the one hand, and any person or any of their representatives that has made an Acquisition Proposal with respect to Desktop Metal, inquiry, expression of interest, proposal, offer, notice or request, on the other hand, which describes any of the terms or conditions of such Acquisition Proposal.

Desktop Metal agreed that it shall not, after the date of the Merger Agreement, enter into any agreement which prohibits it from complying with its obligations regarding the providing of notice of Acquisition Proposals to Nano as set forth above.
Termination of the Merger Agreement
The Merger Agreement may be terminated at any time prior to the Effective Time (whether before or after receipt of the approval of Desktop Metal’s stockholders of the Merger Proposal, except as specifically provided below), as set forth below:
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by mutual written consent of Desktop Metal and Nano;

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by either Desktop Metal or Nano, upon written notice to the other party if:

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the Merger is not consummated on or before January 31, 2025 (the “End Date”), provided that each of Desktop Metal and Nano will be entitled to extend the End Date by written notice to the other party to March 31, 2025 if, by January 31, 2025, any of the required regulatory approvals have not been obtained at the End Date but all of the other specified conditions to the consummation of the Merger have been satisfied at such time (or are capable of being satisfied at the closing of the Merger); provided, that this termination right is not available to any party if a breach by such party of its obligations under the Merger Agreement has been the principal cause of, or principally resulted in, such failure of the Merger to occur on or before the End Date;

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(i) any governmental entity that must grant certain agreed-upon regulatory approvals listed in Nano’s disclosure schedules has denied approval of the Merger and such denial has become final and non-appealable; (ii) any court or governmental entity of competent jurisdiction has issued a final and non-appealable order, injunction or decree or other legal restraint or prohibition permanently enjoining or preventing the consummation of the Merger; or (iii) any Israeli court has issued an order, injunction or decree or other legal restraint or prohibition imposing conditions that are unacceptable to Nano; provided, that this termination right is not available to any party if a breach by such party of its obligations under the Merger Agreement has been the principal cause of, or principally resulted in, such failure to obtain such required regulatory approval or the issuance of such order, injunction, decree or other legal restraint, as applicable; or

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the approval of Desktop Metal’s stockholders of the Merger Proposal has not been obtained following a vote taken thereon at a meeting of the Desktop Metal stockholders called for the purpose thereof (unless such meeting of the Desktop Metal stockholders has been validly adjourned or postponed, in which case at the final adjournment or postponement thereof).
•
by Desktop Metal if Nano or Merger Sub breaches or fails to perform any of its covenants or agreements contained in the Merger Agreement, or if any of the representations or warranties of Nano or Merger Sub contained in the Merger Agreement fail to be true and correct, which breach or failure (i) either individually or in the aggregate with all other breaches by Nano or Merger Sub or failure of Nano’s and Merger Sub’s representations and warranties to be true, gives rise to the failure of certain conditions to the consummation of the Merger; and (B) if reasonably capable of being cured, has not been cured prior to the earlier of thirty (30) days (or such fewer days as remain until the End Date) after Nano’s receipt of written notice of such breach from Desktop Metal, and provided that Desktop Metal is not then in breach of any covenant or agreement contained in the Merger Agreement and no representation or warranty of Desktop Metal contained in the Merger Agreement then fails to be true and correct such that certain conditions to the consummation of the Merger could not then be satisfied;

•
by Nano if:

•
Desktop Metal breaches or fails to perform any of its covenants or agreements contained in the Merger Agreement, or if any of the representations or warranties of Desktop Metal contained in the Merger Agreement fail to be true and correct, which breach or failure (i) either individually or in the aggregate with all other breaches by Desktop Metal or failure of Desktop Metal’s representations and warranties to be true, gives rise to the failure of certain conditions to the consummation of the Merger; and (B) if reasonably capable of being cured, has not been cured prior to the earlier of thirty (30) days (or such fewer days as remain until the End Date) after Desktop Metal’s receipt of written notice of such breach from Nano, and provided that Nano is not then in breach of any covenant or agreement contained in the Merger Agreement and no representation or warranty of Nano contained in the Merger Agreement then fails to be true and correct such that certain conditions to the consummation of the Merger could not then be satisfied;

•
prior to the approval of Desktop Metal’s stockholders of the Merger Proposal, the Board or any committee thereof has made a change in recommendation;

•
if Desktop Metal’s Cash Burn (as defined in the Merger Agreement) exceeds $20.0 million during any fiscal quarter beginning with Desktop Metal’s fiscal quarter ending September 30, 2024 or, to the extent Desktop Metal has drawn on the Bridge Loan Facility, any “Event of Default” under the loan documentation has occurred (in the case of an “Event of Default” under the loan documentation, whether or not the payment of any outstanding loans thereunder have been accelerated); or

•
if Desktop Metal or any of its subsidiaries (i) applies for, consents to the appointment of, or is otherwise appointed, any receiver, trustee, custodian or liquidator of its property, (ii) admits in writing its inability to pay its debts as they mature, (iii) makes a general assignment for the benefit of its creditors, (iv) files a petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or otherwise takes advantage of, or is placed into bankruptcy under, any bankruptcy, reorganization, insolvency or liquidation laws or statutes, or files an answer admitting the material allegations of a petition filed against Desktop Metal, as the case may be, in any proceeding under any such laws or statutes, or (v) undergoes the expiration of sixty (60) days following the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating it as bankrupt or appointing a trustee of its assets (each of (i) through (v), a “Bankruptcy”).

Termination Fees and Expense Reimbursement (page 98)
If the Merger Agreement is terminated by either party as a result of the failure to obtain the approval of Desktop Metal’s stockholders of the Merger Proposal following a vote taken thereon at a meeting of Desktop Metal’s stockholders called for the purpose thereof (unless such meeting of Desktop Metal’s stockholders has been validly adjourned or postponed, in which case at the final adjournment or postponement thereof), Desktop Metal will be required to reimburse Nano for Nano’s termination expenses (in an amount not to exceed $6.0 million) (the “Termination Expenses”) within five (5) business days of the date of such termination.
If Nano terminates the Merger Agreement as a result of a change in recommendation by the Board or as a result of the failure of Desktop Metal to obtain the approval of Desktop Metal stockholders of the Merger Proposal following a vote taken thereon at a meeting of Desktop Metal’s stockholders called for the purpose thereof (unless such meeting of Desktop Metal’s stockholders has been validly adjourned or postponed, in which case at the final adjournment or postponement thereof) and, at the time of such termination, Nano was entitled to terminate the Merger Agreement as a result of a change in recommendation by the Board, Desktop Metal will be required to pay Nano a termination fee (the “Company Termination Fee”) equal to $7.875 million within five (5) business days of the date of such termination.
If, (i) following the date of the Merger Agreement and prior to the meeting of Desktop Metal’s shareholders called for the purpose of obtaining the approval of Desktop Metal stockholders of the Merger Proposal, an Acquisition Proposal for Desktop Metal has been publicly proposed or disclosed (and not withdrawn at least two (2) business days prior to such Desktop Metal stockholders meeting), (ii) the Merger Agreement is terminated by either Desktop Metal or Nano as a result of the failure to obtain approval of Desktop Metal’s stockholders of the Merger Proposal following a vote taken thereon at such Desktop Metal stockholder meeting (unless such meeting of Desktop Metal’s stockholders has been validly adjourned or postponed, in which case at the final adjournment or postponement thereof), and (iii) within twelve (12) months of such termination, Desktop Metal enters into a definitive agreement with respect to an Acquisition Proposal or otherwise consummates an Acquisition Proposal, Desktop Metal will be required to pay Nano the Company Termination Fee, less any Termination Expenses previously paid by Desktop Metal to Nano (provided, that, for purposes of the foregoing, the references to fifteen percent (15%) in the definition of Acquisition Proposal shall instead refer to fifty percent (50%)).
If the Merger Agreement is terminated by either party as a result of any Israeli court having issued an order, injunction or decree or other legal restraint or prohibition (an “Order”) imposing conditions that are unacceptable to Nano, or if the Merger is not consummated by the End Date solely as a result of Nano’s determination that any conditions imposed by any Israeli court having issued an Order are unacceptable to Nano, but all other customary closing conditions to the consummation of the Merger have been satisfied, Nano will be required to pay Desktop Metal a termination fee of $5.0 million within five (5) business days of the date of such termination.
Market Prices and Dividend Data (page 104)
Our Class A Common Stock is listed on the NYSE under the symbol “DM”. On July 2, 2024, the last trading day prior to the public announcement of the execution of the Merger Agreement, the closing price of the Class A Common Stock on the NYSE was $4.32 per share. On [•], 2024, the latest practicable trading day before the printing of this proxy statement, the closing price of the Class A Common Stock on the NYSE was $[•] per share. You are encouraged to obtain current market prices of Class A Common Stock in connection with voting your shares of Class A Common Stock.
Under the terms of the Merger Agreement, from the date of the Merger Agreement until the Effective Time or the earlier termination of the Merger Agreement, we may not declare or pay dividends to our common stockholders without Nano’s written consent.
Delisting and Deregistration of Our Class A Common Stock (page 77)
As promptly as practicable following the completion of the Merger, Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act and we will no longer be required to file periodic reports with the SEC on account of Class A Common Stock.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to address briefly some commonly asked questions regarding the special meeting, the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a stockholder of Desktop Metal. Please refer to the preceding section of this proxy statement entitled “Summary” and the more detailed information contained elsewhere in this proxy statement, its annexes, including the Merger Agreement and the documents incorporated by reference herein, which you should read carefully and in their entirety.
Q:
Why am I receiving these materials?

A:
On July 2, 2024, Desktop Metal entered into the Merger Agreement, with Nano and Merger Sub, pursuant to which Merger Sub will merge with and into Desktop Metal, with Desktop Metal continuing as the surviving corporation of the Merger (the “Surviving Corporation”) and as an indirect, wholly-owned subsidiary of Nano. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference herein. The Board is furnishing this proxy statement and form of proxy card to the holders of Class A Common Stock in connection with the solicitation of proxies in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal (each as described below) to be voted at a special meeting of stockholders or at any adjournments or postponements thereof.

Q:
When and where is the special meeting?

A:
The special meeting will take place on [•], 2024 at [•] Eastern Time. The special meeting will be held in a virtual meeting format only, through a live webcast. You will be able to attend the special meeting virtually by visiting www.virtualshareholdermeeting.com/DM2024SM and entering your 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials. For purposes of attendance at the special meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the special meeting.

Q:
Who is entitled to vote at the special meeting?

A:
To be able to vote on the matters presented at the special meeting, you must have been a stockholder of record at the close of business on [•], 2024 (the “Record Date”). The aggregate number of shares entitled to vote at this meeting is [•] shares of Class A Common Stock, which is the number of shares that were outstanding as of the Record Date.

Q:
How many votes do I have?

A:
Each share of Class A Common Stock that you owned as of the close of business on the Record Date entitles you to one vote on each matter that is voted on at the special meeting.

Q:
May I attend the special meeting and vote in person?

A:
Yes. You may attend and participate in the special meeting virtually by visiting the following website: www.virtualshareholdermeeting.com/DM2024SM. To attend and participate in the special meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker or other nominee to obtain your 16-digit control number or otherwise vote through the bank, broker or other nominee. If you lose your 16-digit control number, you may join the special meeting as a “Guest” but you will not be able to vote. The meeting webcast will begin promptly at [•] Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [•] Eastern Time, and you should allow ample time for the check-in procedures.

If you plan to virtually attend the special meeting and vote, Desktop Metal still encourages you to vote in advance by the Internet, telephone or (if you received a paper copy of the proxy materials) by mail so that your vote will be counted even if you later decide not to attend the special meeting. Voting your proxy by the Internet, telephone or mail will not limit your right to vote at the special meeting if you later decide to attend virtually. If you own your shares of Class A Common Stock in “street name” and wish to vote at the special meeting, you must obtain a signed legal proxy from your bank, broker or other nominee giving you the right to vote the shares. If you own your shares of Class A Common Stock in “street name” through a broker, bank or nominee, you should instruct your broker, bank or nominee on how you wish to vote your shares of Class A Common Stock using the instructions provided by your broker, bank or nominee. Your broker, bank or nominee cannot vote on any of the proposals, including the Merger Proposal (as described below), without your instructions. If you own your shares of Class A Common Stock in “street name” and wish to vote at the special meeting, you must obtain a signed legal proxy from your bank, broker or other nominee giving you the right to vote the shares.
Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to consider and vote on the following proposals:

•
to approve and adopt the Merger Agreement (“Merger Proposal”);

•
to approve, on a non-binding advisory basis, the executive officer compensation that will or may be paid to Desktop Metal’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (the “Advisory Compensation Proposal”); and

•
to approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes to approve and adopt the Merger Agreement at the time of the special meeting or to ensure that any supplement or amendment to the accompanying proxy statement is timely provided to Desktop Metal stockholders (the “Adjournment Proposal”).

Q:
What is the proposed Merger and what effects will it have on Desktop Metal?

A:
The proposed Merger is the acquisition of Desktop Metal by Nano pursuant to the Merger Agreement. If the Merger Proposal is approved by the holders of Class A Common Stock and the other closing conditions under the Merger Agreement are satisfied or waived, Merger Sub will merge with and into Desktop Metal, with Desktop Metal continuing as the Surviving Corporation and an indirect, wholly-owned subsidiary of Nano. If the Merger is completed, the Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, and following that delisting and deregistration, Desktop Metal will no longer be required to file periodic reports with the SEC with respect to the Class A Common Stock. If the Merger is consummated, you will not own any shares of the capital stock of the Surviving Corporation.

Q:
What will I receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive, for each share of Class A Common Stock that you own (unless you are entitled to and have properly demanded appraisal rights and have complied in all respects with Section 262 of the Delaware General Corporation Law (the “DGCL”)), an amount of cash equal to $5.50, minus (x) the product of (A) the aggregate principal amount outstanding under the Bridge Loan Facility, together with accrued and unpaid interest as of the closing of the Merger, divided by $2.5 million, and (B) $0.10 (provided that in no event shall the adjustment pursuant to this clause (x) be greater than $0.80), minus (y) the product of (A) all unpaid Company Transaction Expenses (as defined in the Merger Agreement) as of the closing of the Merger divided by $2.5 million, and (B) $0.10 (provided that in no event shall the adjustment pursuant to this clause (y) be greater than $0.60), and minus (z) to the extent certain executives of the Company do not execute Severance Letter Agreements prior to the closing of the Merger, $0.0325, in each of the foregoing cases (x), (y) and (z), subject further to any tax withholding (such amount, the “Per Share Merger Consideration”). Because the amount of the Per Share Merger Consideration you will be entitled to receive is subject to change and will not be determined until three (3) business days before the Closing Date, at the time of the special meeting, you will not know with certainty the exact amount of Per Share Merger Consideration you will receive upon consummation of the Merger. As of the date of this proxy statement, based on forecasted Company Transaction Expenses, Desktop Metal’s expectation that it will not draw on the Bridge Loan Facility and Desktop Metal’s expectations regarding the Severance Letter Agreements, Desktop Metal estimates that adjustments to the Per Share Merger Consideration will total $0.44 per share, resulting in an adjusted Per Share Merger Consideration of $5.06 per share. If the Company Transaction Expenses are greater than anticipated, if Desktop Metal draws on the Bridge Loan Facility or if certain individuals do not sign Severance Letter Agreements prior to the closing of the Merger, the Per Share Merger Consideration will be reduced. If all of the adjustments were to be fully realized, such that the minimum possible amount of consideration would be payable to the holders of Class A Common Stock, the Per Share Merger Consideration would be $4.07 per share.
At the Effective Time, each share of Class A Common Stock, when converted into the right to receive the Per Share Merger Consideration, will no longer be outstanding and will automatically be canceled and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Class A Common Stock and each holder of a non-certificated outstanding share of Class A Common Stock represented by book entry, shall cease to have any rights with respect thereto, except the right to receive the Per Share Merger Consideration.
Q:
How does the Merger Consideration compare to the market price of the Class A Common Stock prior to the public announcement of the Merger Agreement?

A:
The Per Share Merger Consideration before adjustments represents a premium of approximately 27.3% over the Class A Common Stock closing price of $4.32 on July 2, 2024, the last trading day prior to the public announcement of the execution of the Merger Agreement, and a premium of 20.5% over the volume-weighted average price over the 30-day period ending on such date.

As of the date of this proxy statement, based on forecasted Company Transaction Expenses, Desktop Metal’s expectation that it will not draw on the Bridge Loan Facility and Desktop Metal’s expectations regarding the Severance Letter Agreements, Desktop Metal estimates that adjustments to the Per Share Merger Consideration will total $0.44 per share, resulting in an adjusted Per Share Merger Consideration of $5.06 per share, which would represent a premium of approximately 17.1% over the Class A Common Stock closing price of $4.32 on July 2, 2024. If the Company Transaction Expenses are greater than anticipated, if Desktop Metal draws on the Bridge Loan Facility or if certain individuals do not sign Severance Letter Agreements prior to the closing of the Merger, the Per Share Merger Consideration will be reduced. If all of the adjustments were to be fully realized, such that the minimum possible amount of consideration would be payable to the holders of Class A Common Stock, the Per Share Merger Consideration would be $4.07 per share, which would represent a discount of approximately (5.8)% under the Class A Common Stock closing price of $4.32 on July 2, 2024.
Q:
What do I need to do now? If I am going to attend the special meeting, should I still submit a proxy?

A:
We encourage you to read this proxy statement, its annexes, including the Merger Agreement, and the documents incorporated by reference herein, carefully and in their entirety and consider how the Merger affects you. Whether or not you expect to attend the special meeting in person, we encourage you to complete, sign, date and return, as promptly as possible, the enclosed proxy card so that your shares of Class A Common Stock may be represented and can be voted at the special meeting. If you hold your shares of Class A Common Stock in “street name,” please refer to the voting instruction forms provided by your broker, bank or nominee to vote such shares.

Q:
Should I send in my stock certificates now?

A:
No. If the Merger Proposal is approved, shortly after the Merger is completed, under the terms of the Merger Agreement, you will receive a letter of transmittal containing instructions for how to send your stock certificates to the paying agent in order to receive the cash payment of the Per Share Merger Consideration for each share of Class A Common Stock represented by the stock certificate or book-entry shares. You should use the letter of transmittal to surrender your stock certificates or book-entry shares for the cash payment to which you are entitled upon completion of the Merger. If your shares of Class A Common Stock are held in “street name” through a bank, broker or nominee, you will receive instructions from your bank, broker or nominee as to how to effect the surrender of your

“street name” shares of Class A Common Stock in exchange for the Per Share Merger Consideration. Please do not send in your stock certificates now.
Q:
What happens if I sell or otherwise transfer my shares of Class A Common Stock after the Record Date but before the special meeting? What happens if I sell or otherwise transfer my shares of Class A Common Stock after the special meeting but before the Effective Time?

A:
The Record Date for the special meeting is earlier than the date of the special meeting and earlier than the date the Merger is expected to be completed. If you sell or transfer your shares of Class A Common Stock after the Record Date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies Desktop Metal in writing of such special arrangements, you will retain your right to vote such shares at the special meeting, but will transfer the right to receive the Per Share Merger Consideration if the Merger is completed to the person to whom you sell or transfer such shares.

If you sell or transfer your shares of Class A Common Stock after the special meeting, but before the Effective Time, you will transfer the right to receive the Per Share Merger Consideration if the Merger is completed. In order to receive the Per Share Merger Consideration, you must hold your shares of Class A Common Stock through the completion of the Merger.
The right to seek appraisal of Class A Common Stock in connection with the Merger under Section 262 of the DGCL is only available to Desktop Metal stockholders who, among other requirements set forth in Section 262 of the DGCL, hold their stock as of the date of making a demand for appraisal and hold their shares continuously through the effective date of the Merger. Accordingly, if you sell or transfer your shares of Class A Common Stock after the special meeting, but before the effective date of the Merger, you will lose the right to seek appraisal of those shares under Section 262 of the DGCL.
Even if you sell or otherwise transfer your shares of Class A Common Stock after the Record Date, we encourage you to sign, date and return the enclosed proxy or, if your shares are held in “street name” through a broker, bank or nominee, instruct your broker, bank or nominee on how to vote your shares using the voting instruction form furnished by your broker, bank or nominee.
Q:
What is the position of Desktop Metal’s Board of Directors regarding the Merger?

A:
After consulting with its financial advisor and outside legal counsel and carefully reviewing and considering various factors described in “The Merger — Recommendation of Our Board of Directors and Reasons for the Merger,” unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of, Desktop Metal and its stockholders and declared it advisable for Desktop Metal to enter into the Merger Agreement; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger; and (iii) recommended that Desktop Metal’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.

The Board recommends that you vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Advisory Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted by the stockholders of Desktop Metal or if the Merger is not consummated for any other reason, you will not receive any payment for your shares of Class A Common Stock. Instead, we will remain a public company, the Class A Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act and we will continue to be obligated to file periodic reports with the SEC.

Under specified circumstances, we may be required to pay Nano a termination fee upon the termination of the Merger Agreement, as described in “The Merger Agreement — Termination Fees and Expense Reimbursement.”

Q:
Do any of Desktop Metal’s directors or officers have interests in the Merger that may differ from those of Desktop Metal stockholders generally?

A:
In considering the recommendation of the Board that you vote “FOR” the Merger Proposal, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder. The Board was aware of these interests in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by the stockholders of Desktop Metal. For a description of these interests, see “The Merger — Interests of Desktop Metal’s Directors and Executive Officers in the Merger”.

Q:
Have any stockholders agreed to vote for the Merger Proposal?

A:
As an inducement to Nano entering into the Merger Agreement, on July 2, 2024, (a) Ric Fulop, (b) Red Tailed Hawk Trust, (c) Wen Hseih, (d) Jonah Myerberg, (e) Audra Myerberg, (f) Bluebird Trust, (g) Khaki Campbell Trust and (h) KPCB Holdings, Inc. ((a) through (h), collectively, the “Stockholders”), who collectively beneficially own shares representing approximately 19% of the voting power of the Class A Common Stock, entered into Voting and Support Agreements with Nano (collectively, the “Voting Agreements”), pursuant to which the Stockholders have agreed to, among other things, vote their shares (i) in favor of the approval and adoption of the Merger Agreement, (ii) against any Acquisition Proposal (as defined in the Merger Agreement), (iii) against any amendment to the Desktop Metal’s certificate of incorporation or bylaws that would reasonably be expected to prevent, impede or materially delay the consummation of the Merger, (iv) in favor of any proposal to adjourn or postpone any such meeting of the Desktop Metal’s stockholders to a later date if there are not sufficient votes to approve and adopt the Merger Agreement, and (v) against any action, agreement, transaction or proposal that would reasonably be expected to result in a material breach of any representation, warranty, covenant, agreement or other obligation of Desktop Metal under the Merger Agreement or that would reasonably be expected to prevent, impede or materially delay the consummation of the Merger, subject to the terms and conditions set forth in the Voting Agreements.

Q:
What vote is required to approve and adopt the Merger Agreement?

A:
Assuming a quorum is present at the special meeting, approval of the Merger Proposal requires the affirmative vote of holders of a majority in voting power of the outstanding shares of Class A Common Stock entitled to vote on the Merger Proposal. Abstentions and broker non-votes will have the same effect as a vote AGAINST the proposal.

The failure of any stockholder of record to submit a signed proxy card or to vote in person by ballot at the special meeting will have the same effect as a vote “AGAINST” the Merger Proposal. Broker non-votes (if any) and abstentions will also have the same effect as a vote “AGAINST” the Merger Proposal. Properly executed proxies that do not contain voting instructions will be voted “FOR” the Merger Proposal.
As of the Record Date ([•], 2024), there were [•] shares of Class A Common Stock issued and outstanding. Each holder of Class A Common Stock is entitled to one vote per share of Class A Common Stock owned by such holder as of the Record Date.
Q:
What vote is required to approve the Advisory Compensation Proposal and the Adjournment Proposal?

A:
Assuming a quorum is present, approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the Desktop Metal advisory compensation proposal.

Whether or not there is a quorum, approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of the Desktop Metal advisory compensation proposal.
Assuming a quorum is present, the failure of any stockholder of record to submit a signed proxy card or to vote in person by ballot at the special meeting, as well as abstentions and broker non-votes, if any, will have no effect on the outcome of the Advisory Compensation Proposal or the Adjournment Proposal.

Q:
Why am I being asked to cast a non-binding, advisory vote to approve “Merger-related compensation” payable to Desktop Metal’s named executive officers under its plans or agreements?

A:
In accordance with the rules promulgated under Section 14A of the Exchange Act, we are providing you with the opportunity to cast a non-binding, advisory vote on the compensation that may be payable to our named executive officers in connection with the Merger.

Q:
What will happen if the stockholders do not approve the Advisory Compensation Proposal at the special meeting?

A:
Approval of the Advisory Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is on an advisory basis and will not be binding on Desktop Metal or Nano. Further, the underlying compensation plans and agreements are contractual in nature and are not, by their terms, subject to stockholder approval. Accordingly, payment of the “Merger-related compensation” is not contingent on stockholder approval of the Advisory Compensation Proposal.

Q:
What is a quorum?

A:
In order for business to be conducted at the special meeting, our by-laws require that a quorum must be present. The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote must be present in person or virtually or represented by proxy to constitute a quorum for the special meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” (as described below) are counted as present and entitled to vote for purposes of determining a quorum. The proposals for consideration at the special meeting are considered “non-routine” matters under the rules of the NYSE, and, therefore, shares of special meeting held in “street name” through a bank, broker or other nominee will not be counted as present for the purpose of determining the existence of a quorum if no instructions have been provided to such entity on how to vote on any such proposals.

Shares of Class A Common Stock present in person or represented by proxy (including shares that reflect abstentions) will be counted for the purpose of determining whether a quorum exists.
If a quorum is not present, the special meeting may be adjourned by the chairman of the meeting or a majority of the shares so represented at the special meeting until a quorum is obtained.
Q:
How do I vote?

A:
Stockholders of Record.   If you are a stockholder of record, you may vote:

•
by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•
by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•
by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•
Electronically at the Meeting-If you attend the special meeting virtually, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time, on [•], 2024. To participate in the special meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the special meeting virtually, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the special meeting. If you submit your proxy, you may still decide to attend the special meeting and vote your shares electronically.

If you are a Desktop Metal stockholder of record, if you sign and return your proxy card without indicating how to vote on any particular proposal (and you do not change your vote after delivering your proxy card), the shares of Desktop Metal represented by your proxy card will be voted for each proposal in accordance with the recommendation of the Board.
Beneficial Owners of Shares Held in “Street Name.”   If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote from the bank, broker or other nominee. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares virtually at the special meeting, you should contact your bank, broker or other nominee, to obtain your 16‑digit control number or otherwise vote through the bank, broker or other nominee.
If your shares and held in “street name” and you submit voting instructions to your bank, broker or other nominee, your instructions must be received by the bank, broker or other nominee prior to the deadline set forth in the information from your bank, broker or other nominee on how to submit voting instructions.
You will need to obtain your own Internet access if you choose to attend the special meeting virtually and/or vote over the Internet.
At the date hereof, Desktop Metal’s management has no knowledge of any business that will be presented for consideration at the special meeting and which would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Special Meeting of Stockholders. If any other matter is properly presented at the special meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.
If you hold your shares of Class A Common Stock through a bank, broker or other nominee, you must obtain from the record holder a valid legal proxy issued in your name in order to vote in person at the special meeting.
Q:
If my broker, bank or nominee holds my shares in “street name,” will my broker, bank or nominee vote my shares for me?

A:
Under the rules of the NYSE, banks, brokers and other nominees who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine.” Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. All of the proposals currently scheduled for consideration at the special meeting are “non-routine” matters and a broker will lack the authority to vote shares at its discretion on such proposals. If you are a Desktop Metal stockholder and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee may not vote your shares on any of the proposals, and your shares will not be represented and will not be voted on any matter. It is therefore critical that you cast your vote by instructing your bank, broker or other nominee on how to vote.

If you are a Desktop Metal stockholder and you fail to vote, fail to submit a proxy or fail to return a voting instruction card instructing your bank, broker or other nominee how to vote on the Merger proposal, this will have the same effect as a vote cast against the Merger Proposal and will not count towards determining whether a quorum is present. If you are a Desktop Metal stockholder and you fail to vote, fail to submit a proxy or fail to return a voting instruction card instructing your bank, broker or other nominee how to vote on the Advisory Compensation Proposal or the Adjournment Proposal, this will have no effect on the vote count for such proposal, and will not count towards determining whether a quorum is present. If you respond with an “abstain” vote on the Merger Proposal, this will have the same effect as a vote cast against the Merger Proposal, but will count towards determining whether a quorum is present. If you respond with an “abstain” vote on the Advisory Compensation Proposal or the Adjournment Proposal, this will have no effect on the vote count for such proposal, but will count towards determining whether a quorum is present.
Q:
May I revoke my proxy after I have mailed my signed proxy card or otherwise submitted my vote by proxy?

A:
Yes. If you are a stockholder of record, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;

•
by granting a subsequent proxy through the Internet or telephone;

•
by giving written notice of revocation to the Secretary of Desktop Metal prior to or at the special meeting; or

•
by voting virtually at the special meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the special meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote virtually at the special meeting.
If your shares are held in “street name” and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.
Q:
If a stockholder submits a proxy, how are the shares voted?

A:
Regardless of the method you choose to submit your proxy, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the special meeting.

If you are a stockholder of record, if you sign and return your proxy card without indicating how to vote on any particular proposal (and you do not change your vote after delivering your proxy card), the shares of Desktop Metal represented by your proxy card will be voted for each Proposal in accordance with the recommendation of the board of directors.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of Class A Common Stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares of Class A Common Stock are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return each proxy card and voting instruction card that you receive. Each proxy card you receive comes with its own prepaid return envelope; if you submit a proxy by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q:
Who will count the votes?

A:
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and will act as independent inspector of election at the special meeting.

We plan to announce preliminary voting results at the special meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the special meeting.

Q:
Where can I find the voting results of the special meeting?

A:
We plan to announce preliminary voting results at the special meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the special meeting. All reports that Desktop Metal files with the SEC are publicly available when filed. See “Where You Can Find More Information; Incorporation by Reference”.

Q:
Will I be subject to U.S. federal income tax upon the exchange of shares of Class A Common Stock for cash pursuant to the Merger?

A:
The receipt of cash in exchange for shares of Class A Common Stock pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. The receipt of cash by a U.S. holder (as defined in “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. holder’s shares of Class A Common Stock in the Merger will generally result in the recognition of taxable gain or loss in an amount equal to the difference, if any, between the cash such U.S. holder receives in the Merger (including any cash required to be withheld for tax purposes) and such U.S. holder’s adjusted tax basis in such surrendered shares. Gain or loss will be determined separately for each block of shares of Class A Common Stock (that is, shares acquired for the same cost in a single transaction). A non-U.S. holder (as defined in “The Merger-Material U.S. Federal Income Tax Consequences of the Merger”) will generally not be subject to U.S. federal income tax with respect to the exchange of such non-U.S. holder’s shares of Class A Common Stock for cash in the Merger unless (1) such non-U.S. holder has certain connections to the United States or (2) Desktop Metal is, or was during the relevant period, a U.S. real property holding corporation.

Stockholders should refer to “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” and consult their tax advisors concerning the U.S. federal income tax consequences to them of the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.
Q:
Will I be subject to Israeli withholding tax upon the exchange of shares of Class A Common Stock for cash pursuant to the Merger?

A:
The receipt of cash in exchange for shares of Class A Common Stock pursuant to the Merger will be subject to Nano’s obligation to deduct and withhold from the consideration payable to the stockholders of Desktop Metal any amounts that are required to be withheld or deducted with respect to such consideration pursuant to Israeli tax law. However, the receipt of cash by non-Israeli holders in exchange for such holder’s shares of Class A Common Stock in the Merger is generally exempted from Nano’s withholding rights subject to the receipt in advance of valid withholding certificate or a Tax Ruling which exempts Nano from withholding tax obligations or providing Nano with certain documentation as detailed in “The Merger — Certain Israeli Tax Considerations”. To determine the extent and scope of Nano’s withholding obligations, on July 17, 2024 Nano filed with the ITA the Tax Ruling. Generally (and unless otherwise determined in the Tax Ruling), non-Israeli holders of shares of Class A Common Stock will be exempted from withholding tax subject to providing in advance certain documentation to the Exchange Agent, to avoid being subject to up to 30% Israeli withholding tax rate. In case such Tax Ruling will not be obtained then non-Israeli holders of shares of Class A Common Stock will be exempted from withholding tax subject to providing in advance certain documentation as detailed in “The Merger — Certain Israeli Tax Considerations”.

Stockholders should refer to “The Merger — Certain Israeli Tax Considerations” to be informed of the required documentation and eligibility proof process and consult their tax advisors concerning related tax consequences to them of the Merger in light of their particular circumstances and any consequences arising under the laws of any taxing jurisdiction.
Q:
What will the holders of Desktop Metal stock options, restricted stock units and performance-based restricted stock units receive in the Merger?

A:
At the Effective Time, each Company Stock Option outstanding and unexercised immediately prior to the Effective Time will automatically be cancelled and converted into the right to receive an amount in cash equal to the Per Share Merger Consideration in respect of the quotient obtained by dividing the product of (i) the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such Company Stock Option, multiplied by (ii) the number of shares of Class A Common Stock subject to the vested portion of such Company Stock Option immediately prior to the Effective Time, by (b) the Per Share Merger Consideration (such quotient, the “Net Share”), without interest and less applicable tax withholdings. To the extent there is no Net Share covered by a Company Stock Option, the Company Stock Option will be cancelled for no consideration.
At the Effective Time, each Company RSU Award outstanding immediately prior to the Effective Time that is unvested will automatically be cancelled and replaced with a Replacement RSU Award, on similar terms and conditions as were applicable to the Company RSU Award under the relevant Company Incentive Award Plan prior to the Effective Time, except the Replacement RSU Award shall vest pro-rata over the three (3) years following Closing Date (provided that certain holders of Company RSU Awards will remain eligible for double-trigger accelerated vesting under the Desktop Metal, Inc. Severance Plan). The number of Nano Ordinary Shares underlying the Replacement RSU Award will be determined by multiplying the number of shares of Class A Common Stock covered by such Replacement RSU Award immediately prior to the Effective Time by the Exchange Ratio, rounding down to the nearest whole number of shares; provided, however, that in no event shall the number of Nano Ordinary Shares underlying such Replacement RSU Awards exceed the Maximum ADS Amount (as defined in the Merger Agreement).
At the Effective Time, each Company PSU Award outstanding immediately prior to the Effective Time that is unvested will automatically be cancelled in full without consideration.
Q:
When do you expect the Merger to be completed?

A:
We are working towards completing the Merger as quickly as possible and currently expect to complete the Merger in the fourth quarter of 2024. However, the exact timing of completion of the Merger cannot be predicted because the Merger is subject to conditions, including adoption of the Merger Agreement by the stockholders of Desktop Metal and the receipt of regulatory approvals.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
Yes. As a holder of Class A Common Stock, you are entitled to exercise appraisal rights under the DGCL in connection with the Merger if you take certain actions and meet certain conditions. See “The Merger — Appraisal Rights”.

Q:
What is householding and how does it affect me?

A:
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if our Investor Relations Department receives a call or written request from you at the address, telephone number or email address indicated below.

Desktop Metal, Inc.
63 Third Avenue
Burlington, Massachusetts, 01803
Attention: Investor Relations
Telephone: (857) 504-1084
Email: DesktopMetalIR@icrinc.com
Q:
Who can help answer my questions?

A:
The information provided above in the Q&A format is for your convenience only and is merely a summary of some of the information in this proxy statement. We encourage you to read this proxy statement, its annexes, including the Merger Agreement, and the documents incorporated by reference herein, carefully and in their entirety and consider how the Merger affects you. If you have any questions concerning the Merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Class A Common Stock, please contact Innisfree M&A Incorporated, our proxy solicitor, toll-free at (877) 750-8334. You may also wish to consult your legal, tax and/or financial advisors with respect to any aspect of the Merger, the Merger Agreement or other matters discussed in this proxy statement.

THE PARTIES TO THE MERGER
Desktop Metal, Inc.
63 Third Avenue
Burlington, Massachusetts, 01803
1-978-224-1244
Desktop Metal, Inc. is pioneering a new generation of additive manufacturing technologies focused on Additive Manufacturing 2.0, the volume production of end-use parts. Founded in 2015, Desktop Metal offers a comprehensive portfolio of integrated additive manufacturing solutions comprised of hardware, software, materials and services with support for metals, polymers, elastomers, ceramics, sands, composites, wood and biocompatible materials. Desktop Metal’s solutions span use cases across the product life cycle, from product development to mass production and aftermarket operations, and they address an array of industries, including automotive, healthcare and dental, consumer products, heavy industry, aerospace, machine design and research and development.
Nano Dimension Ltd.
2 Ilan Ramon
Ness Ziona
7403635 Israel
+972-73-7509142
Nano Dimension Ltd. is an Israeli corporation whose vision is to transform existing electronics and mechanical manufacturing into Industry 4.0 environmentally friendly & economically efficient precision additive electronics and manufacturing. Nano delivers solutions that convert digital designs to electronic or mechanical devices — on demand, anytime, anywhere. Founded in 2012, Nano has served over 2,000 customers across vertical target markets such as aerospace and defense, advanced automotive, high-tech industrial, specialty medical technology, R&D and academia. Nano designs and makes Additive Electronics, Additive Manufacturing 3D printing machines and consumable materials. Additive Electronics are manufacturing machines that enable the design and development of High-Performance-Electronic-Devices (Hi-PED®s). Through the integration of its portfolio of products, Nano offers the advantages of rapid prototyping, high-mix-low-volume production, IP security, minimal environmental footprint and design-for-manufacturing capabilities.
Nano US I, Inc.
c/o Nano Dimension Ltd.
2 Ilan Ramon
Ness Ziona
7403635 Israel
+972-73-7509142
Nano US I, Inc., also referred to herein as “Merger Sub”, is a Delaware corporation controlled by Nano that was formed on June 26, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, subject to the terms and conditions thereof. Merger Sub is a wholly-owned subsidiary of Nano Dimension USA. Upon consummation of the merger of Merger Sub with and into Desktop Metal in accordance with the Merger Agreement (the “Merger”), Merger Sub will cease to exist, and Desktop Metal will survive the Merger as an indirect, wholly-owned subsidiary of Nano.

THE SPECIAL MEETING
This proxy statement is being mailed to holders of record of Class A Common Stock as of the close of business on [•], 2024, and constitutes notice of the special meeting in conformity with the requirements of the DGCL.
This proxy statement is being provided to Desktop Metal stockholders as part of a solicitation of proxies by the Board for use at the special meeting and at any adjournments or postponements of the special meeting. Desktop Metal stockholders are encouraged to read the entire document carefully, including the annexes to and documents incorporated by reference into this document, for more detailed information regarding the Merger Agreement and the transactions contemplated by the Merger Agreement.
Date, Time and Place of the Special Meeting
The special meeting will be held at www.virtualshareholdermeeting.com/DM2024SM, at [•], Eastern Time, on [•], 2024. The special meeting will be a completely virtual meeting, which will be conducted via live webcast.
You may attend and participate in the special meeting virtually by visiting the following website: www.virtualshareholdermeeting.com/DM2024SM. To attend and participate in the special meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker or other nominee to obtain your 16-digit control number or otherwise vote through the bank, broker or other nominee. If you lose your 16-digit control number, you may join the special meeting as a “Guest” but you will not be able to vote. The meeting webcast will begin promptly at [•] Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [•] Eastern Time, and you should allow ample time for the check-in procedures.
Matters to Be Considered at the Special Meeting
The purposes of the special meeting are as follows, each as further described in this proxy statement:
•
Proposal 1: The Merger Proposal.   To approve and adopt the Merger Agreement, a copy of which is attached as Annex A to this proxy statement (the “Merger Proposal”);

•
Proposal 2: The Advisory Compensation Proposal.   To approve, on a non-binding advisory basis, the executive officer compensation that will or may be paid to Desktop Metal’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (the “Advisory Compensation Proposal”); and

•
Proposal 3: The Adjournment Proposal.   To approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes to approve and adopt the Merger Agreement at the time of the special meeting or to ensure that any supplement or amendment to the accompanying proxy statement is timely provided to Desktop Metal stockholders (the “Adjournment Proposal”).

Recommendation of the Desktop Metal Board of Directors
The Board unanimously recommends that stockholders vote:
•
Proposal 1:   “FOR” the Merger Proposal;

•
Proposal 2:   “FOR” the Advisory Compensation Proposal; and

•
Proposal 3:   “FOR” the Adjournment Proposal.

This proxy statement contains important information regarding these proposals and factors that stockholders should consider when deciding how to cast their votes. Desktop Metal stockholders are encouraged to read carefully and in its entirety this proxy statement, including the Annexes to this proxy statement and documents incorporated by reference into this proxy statement.

The Board, after due and careful discussion and consideration, unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of, Desktop Metal and its stockholders and declared it advisable for Desktop Metal to enter into the Merger Agreement; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger; and (iii) recommended that Desktop Metal’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger. The Board accordingly unanimously recommends that the Desktop Metal stockholders vote “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
See also the section entitled “The Merger — Recommendation of the Desktop Metal Board of Directors and Reasons for the Merger”.
Record Date for the Special Meeting and Voting Rights
The Board has fixed the close of business on [•], 2024 as the Record Date of the special meeting. If you were a holder of record of shares of Class A Common Stock as of the close of business on the Record Date you are entitled to receive notice of and to vote at the special meeting or any adjournments or postponements thereof. You are entitled to one vote for each share of Class A Common Stock that you owned as of the close of business on the Record Date. As of the close of business on the Record Date, [•] shares of Class A Common Stock were outstanding and entitled to vote at the special meeting.
Quorum; Abstentions and Broker Non-Votes
A quorum of stockholders is necessary to conduct the special meeting. The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote must be present in person virtually or represented by proxy to constitute a quorum for the special meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” (as described below) are counted as present and entitled to vote for purposes of determining a quorum. The proposals for consideration at the special meeting are considered “non-routine” matters under NYSE Rule 452, and, therefore, shares of special meeting held in “street name” through a bank, broker or other nominee will not be counted as present for the purpose of determining the existence of a quorum if no instructions have been provided to such entity on how to vote on any such proposals.
Under the rules of the NYSE, banks, brokers and other nominees who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine.” Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. All of the proposals currently scheduled for consideration at the special meeting are “non-routine” matters and a broker will lack the authority to vote shares at its discretion on such proposals. If you are a Desktop Metal stockholder and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee may not vote your shares on any of the Proposals, and your shares will not be represented and will not be voted on any matter. It is therefore critical that you cast your vote by instructing your bank, broker or other nominee on how to vote.
If you are a Desktop Metal stockholder and you fail to vote, fail to submit a proxy or fail to return a voting instruction card instructing your bank, broker or other nominee how to vote on the Merger Proposal, this will have the same effect as a vote cast against the Merger Proposal and will not count towards determining whether a quorum is present. If you are a Desktop Metal stockholder and you fail to vote, fail to submit a proxy or fail to return a voting instruction card instructing your bank, broker or other nominee how to vote on the Advisory Compensation Proposal or the Adjournment Proposal, this will have no effect on the vote count for such proposal and will not count towards determining whether a quorum is present. If you respond with an “abstain” vote on the Merger Proposal, this will have the same effect as a vote cast against the Merger Proposal, but will count towards determining whether a quorum is present. If you respond with an “abstain” vote on the Advisory Compensation Proposal or the Adjournment Proposal, this will have no effect on the vote count for such proposal, but will count towards determining whether a quorum is present.
If you are a stockholder of record, if you sign and return your proxy card without indicating how to vote on any particular proposal (and you do not change your vote after delivering your proxy card), the shares of Class A Common Stock represented by your proxy card will be voted for each Proposal in accordance with the recommendation of the board of directors.
Required Votes; Vote of Desktop Metal’s Directors and Executive Officers
Except for the Adjournment Proposal, the vote required to approve all of the Proposals listed below assumes the presence of a quorum.
Proposal	Votes Required	Effects of Abstentions and Broker Non-Votes
Proposal 1: Merger Proposal	The affirmative vote of holders of a majority in voting power of the outstanding Class A Common Stock entitled to vote thereon.	Abstentions and broker non-votes will have the same effect as a vote AGAINST the proposal.
Proposal 2: Advisory Compensation Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes will have no effect.
Proposal 3: Adjournment Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast.	Abstentions and broker non-votes will have no effect.
Voting Agreements
As an inducement to Nano entering into the Merger Agreement, on July 2, 2024, (a) Ric Fulop, (b) Red Tailed Hawk Trust, (c) Wen Hseih, (d) Jonah Myerberg, (e) Audra Myerberg, (f) Bluebird Trust, (g) Khaki Campbell Trust and (h) KPCB Holdings, Inc. ((a) through (h), collectively, the “Stockholders”), who collectively beneficially own shares representing approximately 19% of the voting power of the Class A Common Stock, entered into Voting and Support Agreements with Nano (collectively, the “Voting Agreements”), pursuant to which the Stockholders have agreed to, among other things, vote their shares (i) in favor of the approval and adoption of the Merger Agreement, (ii) against any Acquisition Proposal (as defined in the Merger Agreement), (iii) against any amendment to the Desktop Metal’s certificate of incorporation or bylaws that would reasonably be expected to prevent, impede or materially delay the consummation of the Merger, (iv) in favor of any proposal to adjourn or postpone any such meeting of the Desktop Metal’s stockholders to a later date if there are not sufficient votes to approve and adopt the Merger Agreement, and (v) against any action, agreement, transaction or proposal that would reasonably be expected to result in a material breach of any representation, warranty, covenant, agreement or other obligation of Desktop Metal under the Merger Agreement or that would reasonably be expected to prevent, impede or materially delay the consummation of the Merger, subject to the terms and conditions set forth in the Voting Agreements.

Class A Common Stock Held by Directors and Executive Officers
As of the Record Date, Desktop Metal directors and executive officers, and their affiliates, as a group, owned and were entitled to vote [•] shares of Class A Common Stock, or approximately [•]% of the total outstanding shares of Class A Common Stock. Desktop Metal currently expects that all of its directors and executive officers will vote their shares “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal. See also the section entitled “The Merger — Interests of Desktop Metal’s Directors and Executive Officers in the Merger” and Desktop Metal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 15, 2024, which is incorporated into this proxy statement by reference.
Methods of Voting
Stockholders of Record.   If you are a stockholder of record, you may vote:
•
by Internet — You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card;

•
by Telephone — You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•
by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•
Electronically at the Meeting — If you attend the special meeting virtually, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time, on [•], 2024. To participate in the special meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the special meeting virtually, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the special meeting. If you submit your proxy, you may still decide to attend the special meeting and vote your shares electronically.
If you are a Desktop Metal stockholder of record, if you sign and return your proxy card without indicating how to vote on any particular proposal (and you do not change your vote after delivering your proxy card), the shares of Desktop Metal represented by your proxy card will be voted for each Proposal in accordance with the recommendation of the Board.
Beneficial Owners of Shares Held in “Street Name.”   If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote from the bank, broker or other nominee. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares virtually at the special meeting, you should contact your bank, broker or other nominee, to obtain your 16-digit control number or otherwise vote through the bank, broker or other nominee.
If your shares and held in “street name” and you submit voting instructions to your bank, broker or other nominee, your instructions must be received by the bank, broker or other nominee prior to the deadline set forth in the information from your bank, broker or other nominee on how to submit voting instructions.
You will need to obtain your own Internet access if you choose to attend the special meeting virtually and/or vote over the Internet.
If you hold your shares of Class A Common Stock through a bank, broker or other nominee, you must obtain from the record holder a valid legal proxy issued in your name in order to vote in person at the special meeting.

At the date hereof, Desktop Metal’s management has no knowledge of any business that will be presented for consideration at the special meeting and which would be required to be set forth in this proxy statement or the related proxy card other than the matters set forth in the Notice of Special Meeting of Stockholders. If any other matter is properly presented at the special meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.
Revocability of Proxies
If you are a stockholder of record, you may revoke your proxy and change your vote:
•
by submitting a duly executed proxy bearing a later date;

•
by granting a subsequent proxy through the Internet or telephone;

•
by giving written notice of revocation to the Secretary of Desktop Metal prior to or at the special meeting; or

•
by voting virtually at the special meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the special meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote virtually at the special meeting.
Execution or revocation of a proxy will not in any way affect the stockholder’s right to attend and vote at the virtual stockholder meeting.
Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:
Desktop Metal, Inc.
Attention: Secretary
63 3rd Avenue
Burlington, MA 01803
If your shares are held in “street name” and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.
Unless revoked, all proxies representing shares entitled to vote that are delivered pursuant to this solicitation will be voted at the special meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. If a Desktop Metal stockholder makes no specification on his, her or its proxy card as to how such Desktop Metal stockholder should want his, her or its shares of Class A Common Stock voted, such proxy will be voted as recommended by the board of directors as stated in this proxy statement, specifically “FOR” the Merger Proposal, “FOR” the Advisory Compensation Proposal and “FOR” the Adjournment Proposal.
Proxy Solicitation Costs
Desktop Metal is soliciting proxies to provide an opportunity to all Desktop Metal stockholders to vote on the agenda items, whether or not the stockholders are able to attend the special meeting or an adjournment or postponement thereof. Desktop Metal will bear the entire cost of soliciting proxies from its stockholders.
Desktop Metal has engaged Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for the special meeting. Desktop Metal estimates that it will pay Innisfree a fee of approximately $35,000, with an additional fee of approximately $65,000 to be earned upon stockholder approval of the proposals included herein, plus reimbursement for certain fees and expenses. Desktop Metal has agreed to indemnify Innisfree against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Desktop Metal also may be required to reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Class A Common Stock.
Desktop Metal’s and Nano’s respective directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.
Attending the Special Meeting
The special meeting will be held at www.virtualshareholdermeeting.com/DM2024SM, at [•], Eastern Time, on [•], 2024. The special meeting will be a completely virtual meeting, which will be conducted via live webcast.
You may attend and participate in the special meeting virtually by visiting the following website: www.virtualshareholdermeeting.com/DM2024SM. To attend and participate in the special meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker or other nominee to obtain your 16-digit control number or otherwise vote through the bank, broker or other nominee. If you lose your 16-digit control number, you may join the special meeting as a “Guest” but you will not be able to vote. The meeting webcast will begin promptly at [•] a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [•] a.m. Eastern Time, and you should allow ample time for the check-in procedures.
The virtual meeting has been designed to provide the same rights to participate as the stockholder would have at an in-person meeting. Information on how to vote by Internet before and during the special meeting is discussed above.
If you plan to virtually attend the special meeting and vote, Desktop Metal still encourages you to vote in advance by the Internet, telephone or (if you received a paper copy of the proxy materials) by mail so that your vote will be counted even if you later decide not to attend the special meeting. Voting your proxy by the Internet, telephone or mail will not limit your right to vote at the special meeting if you later decide to attend virtually. If you own your shares of Class A Common Stock in “street name” and wish to vote at the special meeting, you must obtain a signed legal proxy from your bank, broker or other nominee giving you the right to vote the shares.
What to Do if You Have Technical Difficulties or Trouble Accessing the Virtual Meeting Website
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/DM2024SM.
What to Do if You Cannot Virtually Attend the Special Meeting
You may vote your shares before the special meeting by Internet, by proxy or by telephone pursuant to the instructions contained in your proxy card. You do not need to access the special meeting webcast to vote if you submitted your vote via proxy, by Internet or by telephone in advance of the special meeting.
Householding
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095, or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.
Tabulation of Votes; Results of the Special Meeting
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and will act as independent inspector of election at the special meeting.
We plan to announce preliminary voting results at the special meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the special meeting.
Adjournments
If a quorum is not present at the special meeting, the chairperson of the meeting or a majority in voting power of the shares represented at the meeting may adjourn the meeting.
If a quorum is present at the special meeting but there are not sufficient votes at the time of the special meeting in favor of adoption of the Merger Agreement, then special meeting may be adjourned to provide more time to solicit additional proxies in favor of adoption of the Merger Agreement if sufficient votes are cast in favor of the Adjournment Proposal.
Any adjournment or postponement of the special meeting will allow Desktop Metal stockholders who have already sent in their proxies to revoke them at any time before their use at the special meeting that was adjourned or postponed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is set for the adjourned meeting, a notice of the adjourned meeting must be given to each Desktop Metal stockholder of record entitled to vote at the special meeting.
Appraisal Rights
If the Merger is consummated, persons who do not wish to accept the Per Share Merger Consideration are entitled to seek appraisal of their Class A Common Stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their Class A Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your Class A Common Stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the Per Share Merger Consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 will not receive the Per Share Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their Class A Common Stock following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their Class A Common Stock determined under Section 262 could be more than, the same as or less than the Per Share Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record of Class A Common Stock and a beneficial owner who (i) continuously holds or beneficially owns, as applicable, such Class A Common Stock through the Effective Time, (ii) has not consented to the Merger in writing or otherwise voted in favor of the Merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with the procedures under Section 262, (iv) does not thereafter withdraw his, her or its demand for appraisal of such Class A Common Stock and (v) in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the Class A Common Stock for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by Desktop Metal and to be set forth on the Chancery List (as defined in the section entitled “The Merger — Appraisal Rights”), will be entitled to receive the fair value of his, her or its Class A Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.
A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. For more information, please see the section entitled “The Merger — Appraisal Rights.”
Assistance
If you need assistance voting or in completing your proxy card or have questions regarding the special meeting, please contact Innisfree M&A Incorporated, the proxy solicitor for Desktop Metal:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free: (877) 750-8334
Banks and brokers may call collect: (212) 750-5833
DESKTOP METAL STOCKHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY FOR MORE DETAILED INFORMATION CONCERNING THE MERGER AGREEMENT AND THE MERGER. IN PARTICULAR, DESKTOP METAL STOCKHOLDERS ARE DIRECTED TO THE MERGER AGREEMENT, WHICH IS ATTACHED AS ANNEX A HERETO.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us or on our behalf, contain “forward-looking statements” that do not directly or exclusively relate to historical facts. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “project,” “may,” “might,” “opinion,” “plan,” “possible,” “potential,” “should,” “will,” “would” and similar words or expressions. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:
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the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain the approval of Desktop Metal’s stockholders of the Merger Proposal or the failure to satisfy the other conditions to the consummation of the Merger, including the receipt of certain other regulatory approvals by applicable governmental authorities;

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reductions in the Per Share Merger Consideration to be paid based on transaction expenses, potential borrowings under the Bridge Loan Facility and agreements relating to severance for certain executive officers and employees of Desktop Metal;

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the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including the risk that the Merger Agreement may be terminated in circumstances requiring us to pay Nano the Company Termination Fee;

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risks that the proposed Merger disrupts our current plans and operations or affects our ability to retain or recruit key employees;

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the effect of the announcement, pendency or consummation of the Merger on our business relationships (including, without limitation, customers, vendors, suppliers and other business partners), operating results and business generally;

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potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect our financial performance;

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the amount of the costs, fees, expenses and charges related to the Merger Agreement or the Merger;

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risks related to diverting the attention of our management and employees from ongoing business operations;

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the risk that our stock price may decline significantly if the Merger is not consummated;

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the effect of the restrictions placed on our business activities and the limitations on our ability to pursue alternatives to the Merger during the pendency of the Merger, pursuant to the Merger Agreement;

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the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against us and others;

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Desktop Metal’s ability to implement its business strategy, including the fact that our stockholders would forego the opportunity to realize the potential long-term value of the successful execution of our current strategy as an independent public company; and

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the risks related to the potential impact of general economic, political and market factors on the parties to the proposed Merger, including the effect of the evolving nature of the conflicts in Israel and in the Middle East.

Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward-looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Desktop Metal or its businesses or operations. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. The foregoing review of risks and uncertainties that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Desktop Metal’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, factors and matters described or incorporated by reference in this proxy statement and other reports filed with the SEC.
Any forward-looking statement made in this proxy statement speaks only as of the date on which it is made. Desktop Metal can give no assurance that the conditions to the Merger will be satisfied. You should not put undue reliance on any forward-looking statements. Desktop Metal undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If Desktop Metal does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

THE MERGER
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached as Annex A to, and incorporated by reference into, this proxy statement. You should read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger.
Certain Effects of the Merger on Desktop Metal
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, Merger Sub will merge with and into Desktop Metal, with Desktop Metal continuing as the Surviving Corporation and as an indirect, wholly-owned subsidiary of Nano. Desktop Metal will cooperate with Nano to de-list the Class A Common Stock from the NYSE and to de-register under the Exchange Act as soon as reasonably practicable following the Effective Time, and at such time, Desktop Metal will cease to be a publicly traded company and will no longer be obligated to file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation, and instead will only be entitled to receive the Merger Consideration described in “The Merger — Merger Consideration” or, with respect to Dissenting Shares (as defined below), will only be entitled to receive the “fair value” of your Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law.
The Effective Time will occur upon the filing of the certificate of merger with the Secretary of State of the State of Delaware (or at such later time as we and Nano may agree and specify in the certificate of merger).
Effect on Desktop Metal if the Merger is Not Completed
If the Merger Proposal is not approved by the stockholders of Desktop Metal or if the Merger is not completed for any other reason, you will not receive any payment for your shares of Class A Common Stock. Instead, we will remain a public company, the Class A Common Stock will continue to be listed and traded on the NYSE and registered under the Exchange Act and we will be required to continue to file periodic reports with the SEC.
Furthermore, depending on the circumstances that would have caused the Merger not to be completed, it is possible that the price of the Class A Common Stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of the Class A Common Stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Class A Common Stock. If the Merger is not consummated, the Board will continue to evaluate and review our business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to enhance stockholder value. If the Merger Proposal is not approved by the stockholders of Desktop Metal or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to the Board will be offered or that our business, prospects or results of operation will not be adversely impacted.
In addition, under specified circumstances, we may be required to pay Nano a termination fee upon the termination of the Merger Agreement, as described under “The Merger Agreement — Termination Fees and Expense Reimbursement.”
Merger Consideration
Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each outstanding share of Class A Common Stock (other than (i) Class A Common Stock held by Desktop Metal as treasury stock or held directly by a subsidiary of Desktop Metal, Nano or Merger Sub and (ii) shares of Common Stock held by stockholders that are entitled to, and have properly demanded appraisal for such shares, in accordance with, and have complied in all respects with, Section 262 of the DGCL (such shares, “Dissenting Shares”)) will be converted automatically into the right to receive an amount of cash equal to $5.50, minus (x) the product of (A) the aggregate principal amount outstanding under the Bridge Loan Facility, together with accrued and unpaid interest as of the closing of the Merger, divided by $2.5 million, and (B) $0.10 (provided that in no event shall the adjustment pursuant to this clause (x) be greater than $0.80), minus (y) the product of (A) all unpaid Company Transaction Expenses (as defined in the Merger Agreement) as of the closing of the Merger divided by $2.5 million, and (B) $0.10 (provided that in no event shall the adjustment pursuant to this clause (y) be greater than $0.60), and minus (z) to the extent certain executives of the Company do not execute Severance Letter Agreements prior to the closing of the Merger, $0.0325, in each of the foregoing cases (x), (y) and (z), subject further to any tax withholding (such amount, the “Per Share Merger Consideration”). Because the amount of the Per Share Merger Consideration to be received by Desktop Metal stockholders is subject to change and will not be determined until three (3) business days before the Closing, at the time of the special meeting, stockholders will not know with certainty the exact amount of Per Share Merger Consideration they will receive upon consummation of the Merger. As of the date of this proxy statement, based on forecasted Company Transaction Expenses, Desktop Metal’s expectation that it will not draw on the Bridge Loan Facility and Desktop Metal’s expectations regarding the Severance Letter Agreements, Desktop Metal estimates that adjustments to the Per Share Merger Consideration will total $0.44 per share, resulting in an adjusted Per Share Merger Consideration of $5.06 per share. If the Company Transaction Expenses are greater than anticipated, if Desktop Metal draws on the Bridge Loan Facility or if certain individuals do not sign Severance Letter Agreements prior to the closing of the Merger, the Per Share Merger Consideration will be reduced. If all of the adjustments were to be fully realized, such that the minimum possible amount of consideration would be payable to the holders of Class A Common Stock, the Per Share Merger Consideration would be $4.07 per share.
At the Effective Time, each share of Class A Common Stock, when converted into the right to receive the Merger Consideration, will no longer be outstanding and will automatically be canceled and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Class A Common Stock and each holder of a non-certificated outstanding share of Class A Common Stock represented by book entry, shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration. Following completion of the Merger, Desktop Metal will cease to be a publicly traded company and will become an indirect, wholly-owned subsidiary of Nano.
Background of the Merger
Desktop Metal, as part of its business strategy, seeks to identify companies, patents, technologies, products and services to acquire or engage with in order to develop its businesses and enhance value for its stockholders.
The Board, in consultation with members of Desktop Metal’s management team and its outside financial and legal advisors, periodically reviews such strategic opportunities and seeks to consummate acquisitions and business combinations on favorable terms. As part of this process, Desktop Metal’s management team periodically reviewed and evaluated Nano as a potential business combination partner.
The following discussion includes prices per share as part of the offers exchanged between Desktop Metal and Nano. On June 7, 2024, the Board approved a 1-for-10 reverse stock split of Desktop Metal’s Class A Common Stock (the “Reverse Stock Split”). The Reverse Stock Split became effective on June 10, 2024, and Desktop Metal’s Class A Common Stock commenced trading on a split-adjusted basis on June 11, 2024. All prices per share discussed in this section are presented on a post-Reverse Stock Split basis.
On February 9, 2021, Mr. Fulop delivered to Stratasys a letter containing a non-binding, preliminary indication of interest of Desktop Metal to acquire Stratasys in a stock-for-stock transaction on the basis of $60.00 per Stratasys ordinary share and stated that the proposal represented a 27.8% premium to the 15-trading day volume-weighted average price as of the date of the letter. Dr. Zeif and Mr. Fulop continued to periodically discuss potential collaborations between the two companies. During the period between the beginning of 2021 and through the second quarter of 2024, Desktop Metal held multiple exploratory discussions at different times with ten parties (in addition to Nano) about potential combinations. None of these discussions, other than those involving Stratasys Ltd. (“Stratasys”) described below, resulted in formal offers being made to Desktop Metal.
On October 22, 2022, Mr. Ric Fulop, the Chief Executive Officer of Desktop Metal, met Mr. Yoav Stern, the then Chairman and Chief Executive Officer of Nano, for dinner and a formal introduction to each other.

On November 5, 2022, Mr. Fulop and Mr. Stern met in person to discuss the principal terms and conditions of a possible transaction proposed by Nano, pursuant to which Nano or one of its affiliates would acquire Desktop Metal.
On November 9, 2022, Mr. Fulop met telephonically with Mr. Stern to continue discussions with respect to a potential combination of Nano and Desktop Metal, including discussing, among other things, the companies’ respective businesses, the potential benefits and opportunities that could result from a potential combination, and related considerations.
On November 17, 2022, Mr. Fulop and representatives of Stifel met in person with Mr. Stern to continue discussions of a potential combination of Nano and Desktop Metal. The parties also discussed the terms of a mutual confidentiality agreement between Desktop Metal and Nano to facilitate due diligence between the two companies.
On November 17, 2022, Desktop Metal and Nano entered into a mutual Confidential Disclosure Agreement, which included, among other things, a standstill provision.
On November 27, 2022, the Board received a letter from Nano containing a proposal pursuant to which Nano would enter into a business combination transaction with Desktop Metal (the “First Nano Offer”). The First Nano Offer contemplated that Nano would form a new Delaware entity, which would acquire each of Nano and Desktop Metal, with Nano shareholders and Desktop Metal stockholders owning 71% and 29%, respectively, of the combined company after giving effect to the transaction. The First Nano Offer also contemplated that Nano would make a cash payment of $150.0 million (or approximately $3.70 per share) to Desktop Metal stockholders upon the closing of the transaction. The closing price for Desktop Metal’s stock on this date was $20.10 per share. The First Nano Offer valued Nano’s ordinary shares significantly above the trading price of Nano’s shares at the time of the First Nano Offer.
On the same date, Mr. Fulop and Mr. Jason Cole, the Chief Financial Officer of Desktop Metal, met with Mr. Stern and representatives of the Nano team at the headquarters of Nano to discuss the First Nano Offer and continue exploring options related to a potential transaction between the two parties.
On December 2, 2022, the Board met, together with members of Desktop Metal’s management team and its advisors, including representatives of Stifel and Latham & Watkins LLP (“Latham”), Desktop Metal’s legal advisor, to discuss the First Nano Offer. At this meeting, representatives of Latham provided an overview of the Board’s fiduciary duties in connection with its evaluation of a potential transaction with Nano. Following consultation with its financial and legal advisors, the Board determined that the First Nano Offer substantially undervalued Desktop Metal in light of its standalone prospects and was not in the best interests of Desktop Metal and its stockholders. Accordingly, the Board unanimously rejected the First Nano Offer but unanimously expressed support for allowing members of Desktop Metal’s management team to continue to explore potential business combinations that would enhance the competitive position, growth prospects, and long-term strategy of Desktop Metal.
On December 12, 2022, Mr. Fulop and representatives of Stifel met in person with Mr. Stern and other members of Nano’s management team in Burlington, Massachusetts to continue discussions of a potential combination of Nano and Desktop Metal.
On December 16, 2022, Mr. Fulop corresponded with Mr. Hanan Gino, the then Chief Product Officer and Head of Strategic M&A of Nano, to further discuss a potential combination of Nano and Desktop Metal.
On December 21, 2022, the Board received a letter from Nano containing a revised proposal for a transaction (the “Second Nano Offer”). The Second Nano Offer contemplated that Nano would form a new Delaware entity, which would acquire each of Nano and Desktop Metal, with Nano shareholders and Desktop Metal stockholders owning 72% and 28%, respectively, of the combined company after giving effect to the transaction. The Second Nano Offer also contemplated that Nano would make a cash payment of $225.0 million (or approximately $5.50 per share) to Desktop Metal stockholders upon the closing of the transaction. Following consultation with its financial and legal advisors, Desktop Metal determined that the Second Nano Offer continued to substantially undervalue Desktop Metal because the Second Nano Offer proposed that Desktop Metal value the Nano ordinary shares significantly above the price such shares were trading at the time of the Second Nano Offer. The Board further determined that, in light of Desktop Metal’s standalone prospects, the Second Nano Offer was not in the best interests of Desktop Metal and its stockholders. Accordingly, the Board unanimously rejected the Second Nano Offer but again expressed support for allowing members of Desktop Metal’s management team to continue discuss a potential business combination with Nano.
On December 23, 2022, Mr. Stern and certain representatives of Nano’s financial advisor contacted Mr. Fulop to discuss the Second Nano Offer and the Board’s rationale for rejecting the Second Nano Offer.
On January 23, 2023, the Board received a letter from Nano containing a revised proposal for a transaction (the “Third Nano Offer”). The Third Nano Offer contemplated that Nano would form a new Delaware entity, which would acquire each of Nano and Desktop Metal, with Nano shareholders and Desktop Metal stockholders owning 70% and 30%, respectively, of the combined company after giving effect to the transaction. The Third Nano Offer also contemplated that Nano would make a cash payment of $250.0 million (or approximately $6.10 per share) to Desktop Metal stockholders upon the closing of the transaction. The Third Nano Offer still proposed that Desktop Metal value the Nano ordinary shares significantly above the price at which those shares were trading at the time of the Third Nano Offer.
On February 2, 2023, Mr. Fulop held multiple calls with representatives of Nano to discuss, among other things, the Third Nano Offer, including the aggregate consideration and the valuation of Nano ordinary shares.
On February 3, 2023, management of Desktop Metal, including Mr. Fulop, met with representatives of Stifel to discuss the Third Nano Offer, including a potential counteroffer to the Third Nano Offer based on discussions between Mr. Fulop and Mr. Stern. Following that discussion, representatives of Stifel sent Greenhill & Co. Inc., Nano’s financial advisor, a revised proposal for a transaction between Desktop Metal and Nano (the “First DM Offer”). The First DM Offer contemplated that Nano would acquire Desktop Metal, with Desktop Metal stockholders receiving upon the closing of the transaction approximately $860 million in cash and 51.4 million ordinary shares of Nano, resulting in Nano shareholders and Desktop Metal stockholders owning 85% and 15%, respectively, of Nano after giving effect to the transaction. Pursuant to the First DM Offer, each of Nano and Desktop Metal would be entitled to designate an equal number of nominees to the board of directors of Nano and Mr. Fulop would serve as the Chief Executive Officer of Nano.
Prior to February 8, 2023, Mr. Fulop and Mr. Stern discussed the Third Nano Offer and the First DM Offer. Mr. Fulop indicated to Mr. Stern that the Third Nano Offer continued to substantially undervalue Desktop Metal in light of Desktop Metal’s standalone prospects and was not in the best interests of Desktop Metal and its stockholders. Mr. Stern advised Mr. Fulop that the First DM Offer was not acceptable.
On May 18, 2023, Dr. Zeif from Stratasys and Mr. Fulop met in person to continue to discuss potential collaborations between Stratasys and Desktop Metal, and also discussed a potential business combination transaction. Such discussions about a potential combination between Desktop Metal and Stratasys continued periodically until May 25, 2023.
On May 21, 2023, Mr. Fulop and Mr. Stern engaged in various discussions on whether to structure a potential transaction as an all-cash or all-stock transaction and whether to form any subsidiary of Nano required in order to effect such potential transaction as an entity organized under Delaware law or under Israeli law.
On May 25, 2023, Desktop Metal entered into a merger agreement (the “Stratasys Merger Agreement”) with Stratasys and Tetris Sub Inc., a wholly owned subsidiary of Stratasys, which provided for the merger (the “Stratasys Merger”) of Tetris Sub Inc. with and into Desktop Metal, with Desktop Metal surviving as a wholly-owned subsidiary of Stratasys. Leading up to the execution of the Stratasys Merger Agreement, Desktop Metal held exploratory discussions with six additional parties about potential combinations. However, the Board determined that the Stratasys Merger Agreement represented Desktop Metal’s best option and that entering into the Stratasys Merger Agreement was in the best interests of Desktop Metal and its stockholders. The Board evaluated a variety of factors in its determination including Desktop Metal’s expectations that the potential combination would result in a broad product portfolio and the resulting increase of size, scale and financial strength would result in one of the largest companies in the additive manufacturing industry and that the potential combination would bring together complementary products, technologies and technical teams. If the transactions contemplated by the Stratasys Merger Agreement had been completed, it was expected that Desktop Metal stockholders would own approximately 41% of the issued and outstanding shares of the combined company, and Stratasys shareholders would own approximately 59% of the issued and outstanding shares of the combined company. Later that day, Desktop Metal and Stratasys issued a joint press release announcing the execution of the Stratasys Merger Agreement.
Later on May 25, 2023, Nano commenced an unsolicited partial tender offer to purchase up to 27,925,689 Stratasys ordinary shares not already owned by Nano, which, together with the Stratasys ordinary shares already owned by Nano, would have represented between 53% and 55% of the outstanding Stratasys ordinary shares upon consummation of the tender offer, for $18.00 per share in cash, less any required withholding taxes and without interest (the “Nano Tender Offer”).
On May 30, 2023, Stratasys filed with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9 in which Stratasys disclosed that the Stratasys board of directors had determined that the Nano Tender Offer was inadequate and not in the best interests of Stratasys and its shareholders.
From June 27, 2023 through July 18, 2023, Nano increased the consideration and extended the expiration date of the Nano Tender Offer several times. Each time, Stratasys issued a press release announcing the Stratasys board of directors’ recommended that Stratasys shareholders reject the Nano Tender Offer, not tender any of their Stratasys ordinary shares to Nano pursuant to the Nano Tender Offer and deliver a Notice of Objection against the Nano Tender Offer.
On July 31, 2023, at 11:59 p.m. New York Time, the Nano Tender Offer expired and no Stratasys ordinary shares were purchased by Nano in the Nano Tender Offer.
On September 28, 2023, at a special meeting of Desktop Metal stockholders held to consider and vote upon a proposal to adopt the Stratasys Merger Agreement, Desktop Metal’s stockholders approved the Stratasys Merger Agreement. At the extraordinary general meeting of Stratasys stockholders held on the same day, however, Stratasys’ shareholders did not approve the proposals related to the Stratasys Merger Agreement. Consequently, the Stratasys Merger Agreement was terminated and Desktop Metal was reimbursed for its transaction expenses as set forth in the Stratasys Merger Agreement.
On September 29, 2023, Mr. Fulop and Mr. Stern restarted discussions of a potential combination of Nano and Desktop Metal. These discussions focused on the structure of the consideration to be provided in connection with any such transaction and the preferred jurisdiction of organization of any subsidiary of Nano required to effect such transaction.
On October 19, 2023, Mr. Fulop and Mr. Stern resumed negotiating a potential transaction between Desktop Metal and Nano and explored the potential of starting each company’s own due diligence on a potential business combination between Desktop Metal and Nano.
On October 22, 2023, Nano delivered an indicative non-binding offer to acquire Desktop Metal for $400 million, less any indebtedness and debt-like items (the “Fourth Nano Offer”). The Fourth Nano Offer reflected a per share purchase price of $11.20 based on the number of shares of Desktop Metal’s Class A Common Stock outstanding at the time of the Fourth Nano Offer on a fully diluted basis. This price represented an approximately 11% premium at the time of the Fourth Nano Offer and a negative premium to the historical one- and three-month value of shares of Desktop Metal’s Class A Common Stock. Importantly, Nano expressed a targeted year-end cash amount on hand at Desktop Metal and noted that if the year-end cash on hand at Desktop Metal were to be less than its estimate, the value of the Fourth Nano Offer would decrease. Desktop Metal’s stock was trading at a stock price of $10.04 per share at the time this offer was made.
On October 24, 2023, the Board met to discuss the Fourth Nano Offer with representatives from Latham and Stifel in attendance. Representatives from Stifel provided an analysis of the Fourth Nano Offer including framing the proposals in the context of Desktop Metal’s current trading profile, the current trading multiples of comparable companies in the industry, as well as other potential alternatives to the

Fourth Nano Offer. Following consultation with its financial and legal advisors, the Board determined that the Fourth Nano Offer substantially undervalued Desktop Metal in light of its standalone prospects and was not in the best interests of Desktop Metal and its stockholders. Accordingly, the Board unanimously rejected the Fourth Nano Offer but authorized representatives of Desktop Metal to continue discussions with Nano on a potential business combination.
On October 27, 2023, Mr. Stern sent a letter to Mr. Fulop indicating that the consideration in the Fourth Nano Offer would be paid 49.9% in cash and the remainder in stock. Subsequent to the letter, Mr. Stern informed Mr. Fulop that the price per share that Nano used to calculate the Fourth Nano Offer would be higher than Nano’s prevailing stock price, as Nano was trading at a value less than its cash on hand.
On November 4, 2023, Nano delivered an indicative non-binding offer to acquire Desktop Metal for $400 million in cash, less any indebtedness and debt-like items, plus 10% of Nano’s outstanding ordinary shares, in the form of warrants, plus proposed grants of restricted share units to management of Desktop Metal (the “Fifth Nano Offer”). The Fifth Nano Offer contemplated that Mr. Fulop would join the Nano board of directors at closing.
On November 6, 2023, Mr. Fulop received another letter from Mr. Stern with the terms of the Fifth Nano Offer slightly revised, which allowed for the 10% of Nano’s outstanding shares to be in the form of stock or warrants and for the value of such instruments to be determined in good faith at a future date. All other terms of the Fifth Nano Offer remained the same.
On November 14, 2023, Mr. Fulop, Mr. Cole and Mr. Thomas Nogueira, the Chief Operating Officer of Desktop Metal, hosted Mr. Stern, Mr. Tomer Pinchas, the Chief Operations Officer and Chief Finance Officer of Nano, and Mr. Zivi Nedivi, the President of Nano, for an onsite visit at the Burlington, Massachusetts headquarters of Desktop Metal that took place on November 14, 2023 and November 15, 2023. During the onsite visit, Mr. Fulop, Mr. Cole and Mr. Nogueira provided Mr. Stern, Mr. Pinchas, and Mr. Nedivi a presentation on Desktop Metal’s management, gave a tour of Desktop Metal’s headquarters, and provided an overview of Desktop Metal’s products, sales, business development, marketplace and competition. On November 15, 2023, Mr. Fulop, Mr. Cole, and Mr. Nogueira provided an additional overview of Desktop Metal’s research and development, sales, business development, and operations to Mr. Stern, Mr. Pinchas, and Mr. Nedivi.
On November 20, 2023, Mr. Fulop met Mr. Julien Lederman, the Vice President of Corporate Development at Nano, to discuss due diligence efforts and Desktop Metal’s sales and marketing strategy.
On December 7, 2023, Nano indicated it would not honor the Fifth Nano Offer and introduced a new framework whereby the price to be paid by Nano would be determined based on Desktop Metal’s cash balance at the end of 2023 and actual revenue for 2023, with a table that indicated several potential outcomes from $10.07 per share to $8.30 per share, although the price could be lower than $8.30 (the “Sixth Nano Offer”). The Sixth Nano Offer also proposed that Desktop Metal enter into exclusive negotiations with Nano. At the time of the Sixth Nano Offer, Desktop Metal’s stock traded at a price of $8.05.
At the time of the Fifth Nano Offer and the Sixth Nano Offer, Desktop Metal continued discussing potential business combinations with other strategic partners, but no offers were officially made by either party during such discussions.
On December 8, 2023, the Board held a meeting, together with members of Desktop Metal’s management team and its advisors, including representatives of Latham, to discuss operational results from the prior quarter and a potential transaction with Nano, including the Fifth Nano Offer. For a portion of the meeting, Mr. Stern joined the call to discuss the terms of a potential business combination between Nano and Desktop Metal with the Board. Following consultation with its financial and legal advisors, the Board determined that the Fifth Nano Offer presented too much uncertainty with a formula-driven consideration, likely was undervaluing Desktop Metal in light of its standalone prospects and was not in the best interests of Desktop Metal and its stockholders. Accordingly, the Board unanimously rejected the Fifth Nano Offer but unanimously supported members of Desktop Metal’s management team continuing to discuss a potential business combination with Nano.

The transaction continued to be negotiated among each company’s principals and financial advisors until Desktop Metal terminated discussions on December 13, 2023 because the parties could not reach agreement on terms.
On January 11, 2024, Mr. Stern contacted Mr. Fulop to reopen discussions.
On January 12, 2024, Mr. Fulop and Mr. Stern spoke telephonically and agreed that Nano would consider proposing a structure with a purchase price that represented a premium to the value of shares of Desktop Metal’s Class A Common Stock.
On February 3, 2024, Mr. Stern, Mr. Nedivi, Mr. Fulop and Farhad “Fred” Ebrahimi, the largest holder of Desktop Metal’s Class A Common Stock, attended a dinner to discuss potential industry challenges.
On February 19, 2024, Nano delivered an indicative non-binding offer to acquire Desktop Metal for $10.50 in cash per share of Desktop Metal Class A Common Stock (the “Seventh Nano Offer”).
On February 25, 2024, the Board had a meeting to discuss the Seventh Nano Offer.
On February 26, 2024, Nano delivered a revised indicative non-binding offer reaffirming the terms of the Seventh Nano Offer to acquire Desktop Metal for $10.50 in cash per share of Desktop Metal Class A Common Stock, which represented a 59% premium to the then-trading price of Desktop Metal (the “Updated Seventh Nano Offer”). Both parties executed the Updated Seventh Nano Offer.
On February 29, 2024, the Desktop Metal and Nano management teams met to commence due diligence with respect to each other’s business, financial condition and prospects. On the same day, the management teams of Desktop Metal and Nano agreed to have biweekly calls to review the status of ongoing diligence.
On March 4, 2024, the Desktop Metal and Nano management teams met to commence negotiations.
During the remainder of March 2024, Desktop Metal had a variety of due diligence meetings with Nano covering all of the operating aspects of Desktop Metal’s and Nano’s businesses, including on topics such as go-to-market strategies, sales, intellectual property, technology, legal, operations, marketing and finance.
On March 8, 2024, Desktop Metal delivered a letter to Nano clarifying certain matters and providing additional terms to be considered in connection with the Updated Seventh Nano Offer, including (i) that Nano would form a Delaware subsidiary that would merge with and into Desktop Metal, with Desktop Metal as the surviving corporation and a wholly owned subsidiary of Nano, (ii) each share of Desktop Metal’s Class A Common Stock would be cancelled in the merger and converted into the right to receive $10.50 per share in cash from Nano, (iii) vested Desktop Metal equity awards would be cashed out and unvested Desktop Metal equity awards would be assumed by Nano, and (iv) the merger agreement would contain a no-shop provision prohibiting Desktop Metal from engaging in discussions and negotiations with respect to unsolicited bids and would permit Desktop Metal or Nano to terminate the merger agreement if Desktop Metal’s board of directors changed its board recommendation with respect to the merger as a result of an unsolicited superior bid from a third-party or an intervening event, subject to a termination fee and a reverse termination fee in the case of a failure to obtain regulatory approval.
On March 9, 2024, Mr. Stern told Mr. Fulop he was ceasing all discussions about the potential business combination between the parties and instructed Nano’s advisors to cease work on the transaction based on Desktop Metal’s letter delivered to Nano on March 8, 2024, pending receipt of additional diligence materials.
On March 11, 2024, the parties decided to reengage in discussions regarding a business combination.
On March 13, 18, 21, and 25, 2024 representatives of Desktop Metal and Nano met to commence diligence on intellectual property, human resources, sales, operations, engineering and product and research development operations.
On March 14, 2024, the Board had a meeting to receive an update on the potential transaction between Desktop Metal and Nano.

On March 25, 2024, while due diligence review continued between Desktop Metal and Nano, Mr. Fulop met with Mr. Nedivi to further discuss transaction issues.
On March 26, 2024, the Nano team continued its due diligence review of Desktop Metal’s sales and met with Desktop Metal’s marketing and facilities teams to commence due diligence review on Desktop Metal’s marketing operations and facilities.
On March 27, 2024, the Nano and Desktop Metal management teams met over dinner and discussed the potential business combination between Desktop Metal and Nano.
On April 1, 2024, as Desktop Metal’s stock price continued increasing, Mr. Stern delivered a non-binding letter that revised the Updated Seventh Nano Offer’s purchase price formula to introduce Nano ordinary shares as part of the transaction consideration (the “Eighth Nano Offer”) The Eighth Nano Offer proposed offering a combination of Nano ordinary shares plus cash to total $10.50 per share of Desktop Metal Class A Common Stock, with Nano’s ordinary share price being valued at $3.00 per share or its value at the day of signing, with the value at the day of signing having a collar of +/- 5%. The Eighth Nano Offer stated that if Desktop Metal stockholders requested more than 43,500,000 Nano ordinary shares (which equaled 19.9% of Nano’s 219,000,000 outstanding ordinary shares) as purchase price consideration, then the shares would be prorated accordingly. The Eighth Nano Offer also stated that if Desktop Metal stockholders requested less than 43,500,000 shares (which equaled 19.9% of Nano’s 219,000,000 outstanding ordinary shares) as part of the purchase price consideration, then each request would be fulfilled and the remainder of the purchase price consideration not comprised of Nano ordinary shares would be paid in cash. The Eighth Nano Offer also stipulated that if any Desktop Metal stockholder would receive over 4.9% of Nano’s fully diluted ordinary shares, such stockholder would receive shares in excess of 4.9% only if such stockholder supplied Nano’s board of directors with a proxy to vote on all proposals to Nano shareholders for 36 months.
On April 3, 2024, the Board had a meeting, together with the members of Desktop Metal’s management team and its advisors, including representatives of Latham, to discuss the Reverse Stock Split and receive an update on ongoing negotiations with Nano.
On April 4, 2024, Nano employees commenced due diligence review of Desktop Metal’s tax information with Desktop Metal’s tax team.
As due diligence continued, on April 4, 2024, Mr. Fulop and Mr. Cole met with Mr. Stern and Mr. Pinchas to discuss financial models related to the structure and purchase price of the potential business combination between Desktop Metal and Nano.
On April 13, 2024, Mr. Fulop met with Mr. Pinchas and Mr. Nedivi to have follow-up discussions related to the potential business combination between Desktop Metal and Nano.
On April 15, 2024, Greenberg Traurig LLP, Nano’s legal advisors, delivered an initial draft of the Merger Agreement to Latham.
On April 16 through April 23, 2024, as the legal advisors for Desktop Metal and Nano reviewed the initial draft of the Merger Agreement, representatives of the Nano team and the Desktop Metal team continued general transaction discussions and conducted diligence on information technology, cyber security, real estate and environmental matters.
On April 25, 2024, the Nano team met with the Desktop Metal team to follow up on their respective legal advisors’ ongoing due diligence.
On April 26, 2024, the Board had a meeting, together with the members of Desktop Metal’s management team and its advisors, including representatives of Stifel and Latham, to hear an update on the transaction between Desktop Metal and Nano, which meeting took place after the Board reviewed a draft of the Merger Agreement received that day, which draft included an adjustment to the purchase price based on the amount of cash held by Desktop Metal at closing. Following consultation with its financial and legal advisors, the Board determined that the Nano offer reflected by the draft of the Merger Agreement received that day continued to substantially undervalue Desktop Metal in light of its standalone prospects and was not in the best interests of Desktop Metal and its stockholders. Accordingly, the Board unanimously rejected this most recent offer from Nano to acquire Desktop Metal but unanimously supported members of Desktop Metal’s management team continuing to discuss a potential business combination with Nano.
On April 27, 2024, Mr. Stern communicated that he was no longer willing to pay $10.50 per share of Desktop Metal Class A Common Stock if the purchase price did not include potential adjustments for various factors. This communication led to the parties ceasing all discussions because they were no longer in agreement on a purchase price. The parties agreed to reconvene for potential discussion after the first quarter financial information for Desktop Metal was reported.
Between April 27, 2024 and May 12, 2024, Desktop Metal continued discussing potential business combinations with other strategic partners, but no offers were officially made by either party during such discussions.
On May 12, 2024, Mr. Stern, Mr. Pinchas and Mr. Nedivi reached out to Mr. Fulop and Mr. Cole to explore restarting discussions surrounding a potential business combination between Desktop Metal and Nano.
On May 15, 2024, as Mr. Fulop and Mr. Cole continued exploring restarting discussions regarding the transaction with Mr. Stern, Mr. Pinchas and Mr. Nedivi, Mr. Stern sent Mr. Fulop a framework of a transaction whereby Nano would pay Desktop Metal $10.50 per share if Desktop Metal held $65,000,000 in cash at closing. Additionally, for every $2.5 million less than $65 million in cash at the closing of the transaction, the purchase price would be adjusted down by $0.10. Mr. Stern’s offer also stated that Desktop Metal’s restricted stock units would not be accelerated but would be replaced in accordance with Nano’s option plan in terms of structure and vesting (the “Ninth Nano Offer”).
On May 23, 2024, the Desktop Metal and Nano teams met with each other to restart due diligence on the other company’s operations on numerous topics covering information technology, intellectual property, human resources, corporate operations, litigation and compliance matters, and real estate operations and matters. This continued into May 24, 2024.
On May 24, 2024, after discussions between the parties restarted, discussions were held between representatives of the Nano and Desktop Metal teams regarding the consideration to be paid by Nano in the transaction, specifically with respect to adding an adjustment to the purchase price in the deal based on the amount of cash held by Desktop Metal at closing. The parties discussed that the sale of the Flexcera business by Desktop Metal prior to closing would be permitted, as the sale would place Desktop Metal in its best position to achieve a cash balance of $65 million.
On May 27, 2024, the Desktop Metal team and the Nano team met for post-Merger integration discussions.
On May 30, 2024, the Board, together with members of Desktop Metal’s management team and its advisors, including representatives of Stifel and Latham, held a special board meeting to discuss the ongoing negotiations with Nano and the Ninth Nano Offer. The Ninth Nano Offer proposed a purchase price that included $10.50 in cash per share of Desktop Metal Class A Common Stock, with a $0.10 per share purchase price deduction for every incremental shortfall of $2.5 million from the $65 million in cash expected to be held by Desktop Metal at the closing of the transaction. During the special meeting, representatives of Latham provided an overview of the Board’s fiduciary duties in connection with its evaluation of the Ninth Nano Offer. Additionally, representatives from Stifel provided an overview of the transaction and an analysis of the Ninth Nano Offer, including framing the proposal in the context of Desktop Metal’s current trading profile and the current trading multiples of comparable companies in the industry. The Board’s directive to Desktop Metal management following the meeting was to continue negotiating the Ninth Nano Offer and to execute a merger agreement based on such terms.
On May 31, 2024, the Desktop Metal team and the Nano team met, together with their legal and financial advisors, regarding an update on the potential business combination between Desktop Metal and Nano and to discuss open issues remaining in the draft of the Merger Agreement, including (i) whether indebtedness, transaction expenses and other liabilities at closing would result in a negative adjustment to the purchase price, (ii) the treatment of equity awards, (iii) interim operating covenants, (iv) whether there would be a minimum cash closing condition and (v) termination fees.

On June 2, 2024, Mr. Fulop and Mr. Stern met. Later that day, Mr. Fulop and Mr. Cole met with Mr. Nedivi. The meeting was later broadened to include Mr. Stern and Mr. Pinchas to provide an update on the progress of the transaction.
On June 7, 2024, the Board met with members of Desktop Metal’s management team and its advisors, including representatives of Stifel and Latham. At this meeting, management and Desktop Metal’s advisers updated the Board with respect to the latest developments and negotiations between the parties, as well as management’s efforts to try to sell Desktop Metal’s Flexcera business.
On June 11, 2024, Latham delivered an initial draft of a voting agreement to be executed by certain stockholders of Desktop Metal (including certain members of the Board in their capacities as stockholders), pursuant to which such persons would agree to, among other things, vote in favor of the transaction. On the same day, the Desktop Metal team and the Nano team met to resolve various issues related to the principal transaction agreements. At the same time, Mr. Fulop and Mr. Cole met with Mr. Stern, Mr. Nedivi, and Mr. Pinchas to continue resolving such issues.
In early June of 2024, the Desktop Metal team met with members of the Nano team. At this meeting, Nano notified Desktop Metal that Nano would no longer permit Desktop Metal to sell the Flexcera business between the signing of the Merger Agreement and the closing of the Merger given the benefits of the Flexcera business to Desktop Metal’s business as a whole. Desktop Metal continued to pursue a potential disposition of the Flexcera business in parallel as an alternative to the Merger with Nano.
On June 14, 2024, the Desktop Metal team and the Nano team met telephonically to discuss business segment due diligence.
On June 17, 2024, the parties came to an impasse on key transaction terms such as the purchase price, the relevant purchase price adjustment mechanisms, the sale of the Flexcera business and the key covenants related to the Bridge Loan Facility. Mr. Fulop and Mr. Nedivi met later in the day to resolve any outstanding disputes and to carry the transaction forward.
On June 18, 2024, members of Nano’s legal advisors met with members of the Desktop Metal team and Latham to review Nano’s ongoing corporate diligence, intellectual property diligence and information technology diligence on Desktop Metal.
On June 20, 2024, Mr. Fulop and Mr. Cole met with Mr. Nedivi to discuss key covenants related to the Bridge Loan Facility. The three individuals met again on June 22, 2024 to continue their discussions on the Bridge Loan Facility and specific covenants impacting Desktop Metal.
From June 24, 2024 through June 26, 2024, Mr. Fulop held a number of meetings on the state of Desktop Metal’s business with Mr. Stern, Mr. Pinchas and Mr. Nedivi, and separately with the Board. On June 25, Mr. Fulop and Mr. Stern agreed to modify the transaction to provide for a price of $5.50 per share, subject to negative adjustments for transaction expenses and the amount of any funds drawn from the Bridge Loan Facility. While Mr. Fulop, Mr. Stern, Mr. Pinchas and Mr. Nedivi met, other members of the Desktop Metal team continued reviewing outstanding corporate and litigation diligence requests from Nano’s legal team on June 25, 2024.
On June 26, 2024, Nano started negotiating the severance letters of Desktop Metal executives.
On June 28, 2024, with most of the issues negotiated, Mr. Fulop, Ms. Meg Broderick, a legal advisor to Desktop Metal and its former Vice President and Genera Counsel, together with representatives of Stifel and others, met with Mr. Stern, Mr. Pinchas and Mr. Nedivi to resolve the outstanding business issues to execute the Merger Agreement.
On July 1, 2024, members of the Desktop Metal team and the Nano team met to discuss potential unwillingness of Desktop Metal executives to waive their rights under the Desktop Metal severance plan, which would be addressed by a $0.0325 decrement to the merger consideration.
On July 1, 2024, the Board met, together with members of Desktop Metal’s management team and its advisors, including representatives of Stifel and Latham, to continue to discuss the proposed Merger with Nano. Representatives of Stifel presented a draft fairness opinion and explained the various assumptions and limitations used. Representatives of Latham provided an overview of the Board fiduciary duties in connection with its evaluation of the transaction with Nano and summarized the terms of the transaction with Nano.
On July 2, 2024, members of the Desktop Metal team and the Nano team met to discuss public relations matters pertaining to each party’s investors and public relations. At the same time, other members of the Desktop Metal team and the Nano team met to conduct a final review of the current status of the transaction and the structure and terms of the Merger Agreement.
On July 2, the Board met, together with members of Desktop Metal’s management team and its advisors, including representatives of Stifel and Latham, to continue to discuss the proposed Merger with Nano. Stifel delivered to the Board Stifel’s oral opinion, which was confirmed by delivery to the Board of a written opinion dated July 2, 2024, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in Stifel’s written opinion, the consideration to be received in the Merger by Desktop Metal stockholders was fair, from a financial point of view, to such holders. After such board meeting, pursuant to a unanimous written consent in lieu of a meeting, the Board: (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, were advisable, fair to and in the best interests of Desktop Metal and its stockholders and approved and declared advisable the Merger Agreement and the Merger; (b) directed that the Merger Agreement be submitted to the Desktop Metal stockholders for their adoption; (c) resolved to recommend that the Desktop Metal stockholders vote in favor of the adoption of the Merger Agreement at the Desktop Metal special meeting; and (d) approved the execution, delivery and performance by Desktop Metal of the Merger Agreement and the consummation of the transactions contemplated thereby.
On July 2, 2024, the Nano board met and following the Nano board meeting and the Desktop Metal Board meeting, Nano and Desktop Metal entered into the Merger Agreement.
On July 3, 2024, Nano and Desktop Metal issued a joint press release announcing the execution of the Merger Agreement. For additional information regarding the final terms of the Merger Agreement, see the section entitled “The Merger Agreement” and the copy of the Merger Agreement attached as Annex A to this proxy statement.
Recommendation of Our Board of Directors and Reasons for the Merger
Recommendation of Our Board of Directors
The Board, after consulting with its financial advisor and outside legal counsel and carefully reviewing and considering various factors described in “— Reasons for the Merger,” unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of, Desktop Metal and its stockholders and declared it advisable for Desktop Metal to enter into the Merger Agreement; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger; and (iii) recommended that Desktop Metal’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
The Board recommends that you vote “FOR” the Merger Proposal and the transactions contemplated thereby.
Reasons for the Merger
At a meeting of the Board on July 2, 2024, the Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of, Desktop Metal and its stockholders and declared it advisable for Desktop Metal to enter into the Merger Agreement; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger; and (iii) recommended that Desktop Metal’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
In reaching its decision to approve the Merger Agreement and the Merger, and to recommend that the Merger Agreement be adopted by Desktop Metal’s stockholders, the Board evaluated the Merger Agreement and the Merger with Desktop Metal’s management and Desktop Metal’s legal and financial advisors and carefully considered a number of factors, including the following material factors (which are not intended to be exhaustive or listed in any relative order of importance):
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the fact that the Per Share Merger Consideration (x) before adjustments represents (i) a premium of approximately 27.3% over the closing price of the Class A Common Stock on July 2, 2024, the last trading day before the merger was publicly announced, and (ii) a premium of 20.5% over the volume-weighted average price over the 30-day period ending on such date and (y) after giving effect adjustments based on forecasted Company Transaction Expenses, Desktop Metal’s expectation that it will not draw on the Bridge Loan Facility and Desktop Metal’s expectations regarding the Severance Letter Agreements, represents (i) a premium of approximately 17.1% over the closing price of the Class A Common Stock on July 2, 2024, the last trading day before the merger was publicly announced, and (ii) a premium of approximately 10.9% over the volume-weighted average price over the 30-day period ending on such date;

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the Board’s belief that the value offered to stockholders pursuant to the Merger is more favorable to Desktop Metal stockholders than the potential value from other alternatives reasonably available to Desktop Metal, including remaining an independent public company, after reviewing Desktop Metal’s business, financial condition, results of operations, market trends, competitive landscape and execution risks, and discussions with Desktop Metal’s management and advisors and considering:

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industrial additive manufacturing is undergoing a cyclical period driven by eleven (11) interest-rate hikes that have delayed broader adoption of capital equipment technology like industrial additive manufacturing. At this moment, none of the publicly traded additive manufacturing companies outside China are truly profitable or generating meaningful cash flow, and there is no single company at scale in the additive manufacturing market. Valuations for most publicly traded additive manufacturing companies have contracted as much as 95% since their all-time highs and few financing alternatives exist for many of these companies outside consolidation. Consolidation is widely seen as one of the few ways the additive manufacturing industry can reach scale faster and start to generate self-sustaining cashflow to reinvest in maintaining a competitive edge over time;

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the historical, current and prospective financial condition, results of operations and business of Desktop Metal and the execution risks and uncertainties associated with achieving Desktop Metal’s stand-alone plan, including Desktop Metal’s ability to attract and retain talent;

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the increasingly competitive nature of Desktop Metal’s industry; and

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the risks and uncertainties of continuing on a stand-alone basis as an independent public company;

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the fact that the Per Share Merger Consideration of $5.50 per share will be paid in cash, and provides immediate value and liquidity to Desktop Metal’s stockholders, enabling them to realize value for their interest in Desktop Metal while eliminating business and execution risk inherent in Desktop Metal’s business, including risks and uncertainties associated with achievement of the stand-alone plan;

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the fact that the Merger Agreement was the product of arms’ length negotiations and contained terms and conditions that are, in the Board’s view, advisable and favorable to Desktop Metal and its stockholders, as well as the Board’s belief, based on these negotiations, that these are the most favorable terms available to Desktop Metal and its stockholders on which Nano was willing to transact;

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the Board’s belief that Nano has access to the resources needed to complete the Merger, based on, among other factors, Nano’s cash balance;

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the oral opinion of Stifel rendered to the Board on July 2, 2024, subsequently confirmed by delivery of the Stifel Opinion to the Board, and attached to this proxy statement as Annex B, to the effect that, as of the date of the Stifel Opinion and subject to and based on the various assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in the Stifel Opinion, the Per Share Merger Consideration to be received in the Merger by the holders of Class A Common Stock was fair, from a financial point of view, to such holders.

For additional information, see the section entitled “The Merger — Opinion of Desktop Metal’s Financial Advisor” and the full text of the Stifel Opinion attached as Annex B to this proxy statement;
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Desktop Metal’s belief that the restrictions imposed on Desktop Metal’s business and operations during the pendency of the Merger are reasonable and not unduly burdensome;

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the risks facing Desktop Metal and its industry, including the inherent costs, risks and uncertainties associated with continuing to operate independently as a public company;

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the likelihood of consummation of the Merger and the Board’s evaluation of the likely time period necessary to close the Merger;

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that the Desktop Metal stockholders will have the opportunity to vote on the Merger Proposal, the approval of which is a condition precedent to the closing of the Merger;

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the fact that Nano agreed to provide Desktop Metal with a multi-draw term loan credit facility in an aggregate principal amount not to exceed $20.0 million (the “Bridge Loan Facility”), which amount shall be available at Desktop Metal’s request at any time and from time to time after January 7, 2025, to provide Desktop Metal working capital and liquidity on an as-needed basis to bridge to the closing of the Merger; and

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the other terms and conditions of the Merger Agreement, including the following related factors:

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the customary nature of the representations, warranties and covenants of Desktop Metal in the Merger Agreement;

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the ability of the Board, subject to certain limitations, to respond to a bona fide written Acquisition Proposal received from a third party following the date of the Merger Agreement and prior to obtaining the stockholder approval if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal constitutes or could reasonably be expected to lead to a superior proposal;

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the ability of the Board, subject to certain limitations, to withdraw or modify its recommendation that stockholders vote in favor of adoption of the Merger Agreement in connection with the receipt of a superior proposal or the occurrence of an intervening event, and to terminate the Merger Agreement to accept a superior proposal and enter into a definitive agreement with respect to such superior proposal, subject to payment to Nano of a termination fee;

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the conclusion of the Board that the termination fee and the circumstances in which such termination fee may be payable are reasonable in light of the benefit of the Merger and would not be a significant impediment to third parties interested in making an Acquisition Proposal;

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the fact that Nano has agreed to use its best efforts to obtain regulatory approvals, including, if necessary, through litigation or the sale, divestiture or disposition of assets to resolve, avoid or eliminate each and every impediment under any applicable competition and foreign investment law;

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Nano’s ability to pay the Merger Consideration in cash, without the requirement for third party debt financing;

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the fact that, pursuant to the Merger Agreement, Desktop Metal is entitled to specific performance and other equitable remedies to prevent breaches of the Merger Agreement and, under specified circumstances, may enforce Nano’s obligation to consummate the transactions, including the Merger, contemplated by the Merger Agreement;

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the fact that the End Date (as it may be extended) under the Merger Agreement allows for sufficient time to complete the Merger; and

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the availability of statutory appraisal rights to Desktop Metal stockholders who do not vote in favor of the adoption of the Merger Agreement and otherwise comply with all required procedures under the DGCL.

The Board also considered a variety of risks and other potentially negative factors with respect to the Merger Agreement and the Merger, including the following (which are not listed in any relative order of importance):

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the restrictions in the Merger Agreement on our soliciting competing bids to acquire Desktop Metal following the date of the Merger Agreement;

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the restrictions in the Merger Agreement on Desktop Metal’s ability to terminate the Merger Agreement or change its recommendation in connection with the receipt of a superior proposal, including the fact that the Board must (i) provide five business days’ written notice to Nano of its intention to effect a change of board recommendation or terminate the Merger Agreement in order to provide Nano with an opportunity to match a superior proposal; and (ii) negotiate in good faith with Nano during such period, and the discouraging effect such restrictions may have on other potential bidders;

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the fact that, under certain circumstances in connection with the termination of the Merger Agreement (including if the Board changes its recommendation in light of a superior proposal or intervening event or if Desktop Metal terminates the Merger Agreement to accept a superior proposal), Desktop Metal will be required to pay Nano a termination fee of $7.875 million, and the potential effect of such termination fee to discourage other potential bidders from making an Acquisition Proposal for Desktop Metal;

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the fact that, if the Merger is completed, Desktop Metal stockholders would not have the opportunity to participate in the future performance of our assets, earnings growth and appreciation of the value of Class A Common Stock;

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the fact that the Per Share Merger Consideration is subject to downward adjustment pursuant to the terms of the Merger Agreement, and if all of the adjustments were to be fully realized, such that the minimum possible amount of consideration would be payable to the holders of Class A Common Stock, the Per Share Merger Consideration would be $4.07 per share;

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the significant costs involved in connection with entering into and completing the Merger and the substantial time and effort of management required to complete the Merger and related disruptions to the operation of our business;

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the risk that the conditions to the consummation of the Merger may not be satisfied and, as a result, the possibility that the Merger may not be completed in a timely manner or at all, even if the Merger Agreement is adopted by Desktop Metal’s stockholders;

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the potential negative effects if the Merger is not consummated, including:

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the trading price of the Class A Common Stock could be adversely affected;

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we will have incurred significant transaction and opportunity costs attempting to complete the Merger;

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we could lose customers, suppliers, business partners and employees, including key executives, sales and other personnel;

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our business may be subject to significant disruption and decline;

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the market’s perceptions of our prospects could be adversely affected; and

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our directors, officers and other employees will have expended considerable time and efforts to consummate the Merger;

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the fact that receipt of the all-cash Per Share Merger Consideration would be taxable to our stockholders that are treated as U.S. holders (as defined in “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) for United States federal income tax purposes;

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the restrictions in the Merger Agreement on the conduct of our business prior to the consummation of the Merger, which may delay or prevent us from undertaking business or other opportunities that may arise prior to completion of the Merger;

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the currently pending litigation in Israel between Nano and certain of its shareholders regarding the validity of Nano’s current board composition, which, if decided in a manner adverse to Nano, could impact Nano’s ability to consummate the transactions contemplated by the Merger Agreement; and

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the fact that our executive officers and directors may have interests in the Merger that may be different from, or in addition to, those of Desktop Metal stockholders. See “— Interests of the Directors and Executive Officers of Desktop Metal in the Merger.”

After taking into account the factors set forth above, as well as others, the Board concluded that the potential benefits of the Merger to Desktop Metal’s stockholders outweighed the potentially negative factors associated with the Merger. Accordingly, the Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of, Desktop Metal and its stockholders and declared it advisable for Desktop Metal to enter into the Merger Agreement; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger; and (iii) recommended that Desktop Metal’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
The foregoing discussion summarizes the material factors considered by the Board. but is not intended to be exhaustive. In light of the variety of factors considered in connection with its evaluation of the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Moreover, each member of the Board applied his or her own business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination and recommendation. The Board based its recommendation on the totality of the information presented, including its discussions with Desktop Metal’s executive management and its financial advisors and outside legal counsel. This explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Concerning Forward-Looking Statements.”
Opinion of Desktop Metal’s Financial Advisor
Desktop Metal engaged Stifel to act as financial advisor to Desktop Metal in connection with the Merger. As part of that engagement, the Board requested Stifel’s opinion, as investment bankers, as to the fairness, from a financial point of view and as of the date of such opinion, to holders of Class A Common Stock of the Per Share Merger Consideration to be received by such stockholders in the Merger pursuant to the Merger Agreement. At a meeting of the Board held on July 2, 2024, Stifel delivered to the Board its oral opinion, which opinion was confirmed by the written Stifel Opinion, that, as of the date of the Stifel Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in the Stifel Opinion, the Per Share Merger Consideration to be received by holders of Class A Common Stock in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, excluding any Dissenting Shares and any Class A Common Stock held in Desktop Metal’s treasury stock or held by a direct or indirect, wholly-owned subsidiary of Desktop Metal or by Nano or Merger Sub.
The full text of the Stifel Opinion is attached as Annex B to this proxy statement and is incorporated herein by reference. This summary of the Stifel Opinion contained in this proxy statement is qualified in its entirety by reference to the full text of the Stifel Opinion. Desktop Metal stockholders are urged to read the Stifel Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Stifel in connection with its opinion. The Stifel Opinion speaks only as of the date of the Stifel Opinion. The Stifel Opinion was for the information of, and was directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. The Stifel Opinion addressed only the fairness, from a financial point of view, to the holders of Class A Common Stock of the Per Share Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement. It did not address the underlying business decision of Desktop Metal to engage in the Merger or enter into the Merger Agreement or constitute a recommendation to the Board in connection with the Merger or any other matter, and it does not constitute a recommendation to any holder of Class A Common Stock or any stockholder of any other entity as to how to vote or otherwise act in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the Merger.
The Stifel Opinion was reviewed and approved by Stifel’s Fairness Opinion Committee. In rendering its opinion, Stifel, among other things:

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discussed the Merger and related matters with Desktop Metal and Desktop Metal’s counsel and reviewed a draft dated July 1, 2024 of the Merger Agreement;

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reviewed the audited consolidated financial statements of Desktop Metal contained in its Annual Report on Form 10-K for the three years ended December 31, 2023 and unaudited consolidated financial statements of Desktop Metal contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024;

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reviewed and discussed with Desktop Metal’s management certain other publicly available information concerning Desktop Metal and Nano;

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reviewed certain non-publicly available information concerning Desktop Metal, including internal financial analyses and forecasts prepared by and provided to Stifel by Desktop Metal’s management (collectively, the “Company Projections”) and utilized per instruction of Desktop Metal, and held discussions with Desktop Metal’s senior management regarding recent developments;

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reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that Stifel considered relevant to its analysis;

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reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that Stifel deemed relevant to its analysis;

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participated in certain discussions and negotiations between representatives of Desktop Metal and Nano;

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reviewed the reported prices and trading activity of the Class A Common Stock;

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conducted such other financial studies, analyses and investigations and considered such other information as Stifel deemed necessary or appropriate for purposes of its opinion; and

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took into account Stifel’s assessment of general economic, market and financial conditions and Stifel’s experience in other transactions, as well as Stifel’s experience in securities valuations and its knowledge of Desktop Metal’s industry generally.

In rendering the Stifel Opinion, Stifel relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel by or on behalf of Desktop Metal, or that was otherwise reviewed by Stifel, and Stifel has not assumed any responsibility for independently verifying any of such information. With respect to the financial forecasts and projections supplied to Stifel or otherwise approved by Desktop Metal (including, without limitation, the Company Projections), Stifel assumed, at the direction of Desktop Metal, that such financial forecasts and projections were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of Desktop Metal as to the future operating and financial performance of Desktop Metal and that they provided a reasonable basis upon which Stifel could form its opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such forecasted or projected financial information was based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel has relied on this forecasted and projected information without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof. Stifel expressed no opinion as to any such forecasted or projected information or the assumptions on which they were made.
Stifel also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of Desktop Metal since the date of the last financial statements made available to Stifel. Desktop Metal informed Stifel, and Stifel assumed, at the direction of Desktop Metal, that no amounts will be borrowed under the Bridge Loan Facility, that the Closing Company Transaction Expenses will be no more than $11 million, that no reductions will be made to the Per Share Merger Consideration for any failures of certain executives of the Company to deliver executed Severance Letter Agreements prior to the Closing (except as may be reflected in the amount of Company Transaction Expenses as directed by Desktop Metal), that no other adjustments will be made to the Per Share Merger Consideration, and that accordingly the Per Share Merger Consideration will be no less than $5.06, without further adjustment. Stifel did not make or obtain any independent evaluation, appraisal or physical inspection of Desktop Metal’s assets or liabilities, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor has Stifel been furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy.
Stifel assumed, with Desktop Metal’s consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger will be satisfied and not waived. In addition, Stifel assumed that the definitive Merger Agreement will not differ materially from the draft Stifel reviewed. Stifel also assumed that the Merger will be consummated substantially on the terms and conditions described in the Merger Agreement and as further described to Stifel by management of Desktop Metal, without any waiver of material terms or conditions by Desktop Metal or any other party and without any adjustment to the Per Share Merger Consideration that would reduce the Per Share Merger Consideration to less than $5.06, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Merger will not have an adverse effect on Desktop Metal or the Merger. Stifel assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended (“Securities Act”), the Exchange Act and all other applicable foreign, federal and state statutes, rules and regulations. Stifel further assumed that Desktop Metal had relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to Desktop Metal, the Merger and the Merger Agreement.
The Stifel Opinion is limited to whether the Per Share Merger Consideration is fair to the holders of Class A Common Stock, from a financial point of view, as of the date thereof, and does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any consequences of the Merger on Desktop Metal, its stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. The Stifel Opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Board or Desktop Metal; (ii) the legal, tax or accounting consequences of the Merger on Desktop Metal or the holders of Class A Common Stock; (iii) the fairness of the amount or nature of any compensation to any of Desktop Metal’s officers, directors or employees, or class of such persons, relative to the compensation to the holders of Desktop Metal’s securities or otherwise; or (iv) the effect of the Merger on, or the fairness of the consideration to be received by, holders of any class of securities of Desktop Metal other than the Class A Common Stock, or any class of securities of any other party to any transaction contemplated by the Merger Agreement. Furthermore, Stifel did not express any opinion herein as to the prices, trading range or volume at which Desktop Metal’s securities will trade following public announcement or consummation of the Merger or at any other time.
The Stifel Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to Stifel by or on behalf of Desktop Metal or its advisors, or information otherwise reviewed by Stifel, as of the date of the Stifel Opinion. It is understood that subsequent developments may affect the conclusion reached in the Stifel Opinion and that Stifel does not have any obligation to update, revise or reaffirm the Stifel Opinion. The Stifel Opinion was for the information of, and directed to, the Board, in its capacity as such, for its information and assistance in connection with its consideration of the financial terms of the Merger. The Stifel Opinion does not constitute a recommendation to the Board as to how the Board should vote on or otherwise act with respect to the Merger or any other matter or to any shareholder of Desktop Metal as to how any such shareholder should act with respect to the Merger or any other matter, including without limitation how to vote at any shareholders’ meeting at which the Merger is considered, or whether or not any shareholder of Desktop Metal should enter into a voting, shareholders’, or affiliates’ agreement with respect to the Merger, or exercise any dissenters’ or appraisal rights that may be available to such shareholder. In addition, the Stifel Opinion does not compare the relative merits of the Merger with any other alternative transactions or business strategies which may have been available to Desktop Metal and does not address the underlying business decision of the Board or Desktop Metal to proceed with or effect the Merger.

Stifel is not a legal, tax, regulatory or bankruptcy advisor. Stifel did not consider any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the various federal banking agencies, the SEC, or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board, or any changes in regulatory accounting principles that may be adopted by any or all of the federal banking agencies. The Stifel Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of Desktop Metal or any other person either before or after the Merger.
Summary of Material Financial Analyses
The following is a summary of the material financial analyses performed by Stifel in arriving at its opinion. These summaries of financial analyses alone do not constitute a complete description of the financial analyses Stifel employed in reaching its conclusions. None of the analyses performed by Stifel were assigned a greater significance by Stifel than any other, nor does the order of analyses described represent the relative importance or weight given to those analyses by Stifel. Some of the summaries of the financial analyses performed by Stifel include information presented in tabular format. In order to understand the financial analyses performed by Stifel more fully, you should read the tables together with the text of each summary. The tables alone do not constitute a complete description of Stifel’s financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Stifel. The summary data set forth below does not represent and should not be viewed by anyone as constituting conclusions reached by Stifel with respect to any of the analyses performed by it in connection with its opinion. Rather, Stifel made its determination as to the fairness, from a financial point of view, to the holders of Class A Common Stock of the Per Share Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement on the basis of its experience and professional judgment after considering the results of all of the analyses performed. Accordingly, the data presented and the corresponding ranges of values for Desktop Metal should be considered as a whole and in the context of the full narrative description of all of the financial analyses set forth in the following pages, including the assumptions underlying these analyses.
Except as otherwise noted, the information utilized by Stifel in its analyses, to the extent that it was based on market data, is based on market data as it existed on or before July 2, 2024 and is not necessarily indicative of current market conditions. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which any securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.
Selected Public Companies Analysis
Stifel reviewed and compared specific financial and operating data relating to Desktop Metal with that of selected publicly-traded companies in the additive manufacturing segment that Stifel deemed to be relevant to Desktop Metal based on their industry, business model, revenue growth rates and profitability margins. The selected public companies were:
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Kornit Digital Ltd.

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3D Systems Corporation

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Velo3D, Inc.

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Markforged Holding Corporation

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Prodways Group SA

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Stratasys Ltd.

Stifel calculated and compared financial multiples for the selected public companies of enterprise value, which is referred to as EV, which Stifel defined as fully-diluted equity value using the treasury stock method, plus debt, less cash and cash equivalents, to actual revenue for the last twelve months (“LTM”) and estimated revenue for each of calendar years 2024 and 2025. Financial data for the selected public companies were based on publicly available data obtained from SEC filings, Wall Street research analyst consensus estimates and other data sources and closing prices, as of July 1, 2024, the last trading day prior to the delivery of the Stifel Opinion.
The results of this selected public companies analysis are summarized below:
Multiple:	1st Quartile	Median	Mean	3rd Quartile
EV/LTM (6/30/24) Revenue	0.7x	0.8x	0.8x	0.9x
EV/CY 2024E Revenue	0.7x	0.8x	0.7x	0.8x
EV/CY 2025E Revenue	0.6x	0.7x	0.7x	0.8x
Stifel applied the ranges of the first and third quartile multiples of the selected public companies to the corresponding LTM, estimated calendar year 2024 and estimated calendar year 2025 revenue of Desktop Metal per the Desktop Metal Projections to calculate the following ranges of implied prices per share of Class A Common Stock.
Multiple:	Range of Multiples	Implied Value Per Share of Class A Common Stock
EV/LTM (6/30/24) Revenue	0.7x – 0.9x	$1.75 – $2.63
EV/CY 2024E Revenue	0.7x – 0.8x	$1.31 – $2.26
EV/CY 2025E Revenue	0.6x – 0.8x	$1.48 – $2.37
No company utilized in the selected public companies analysis is identical to Desktop Metal. In evaluating the selected companies, Stifel made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Desktop Metal’s control, such as the impact of competition on its business and the industry generally, industry growth and the absence of any adverse material change in Desktop Metal’s financial condition and prospects or the industry or in the financial markets in general. Mathematical analysis (such as determining the 1st and 3rd quartiles) is not in itself a meaningful method of using peer group data.
Selected Transactions Analysis
Based on publicly available data and other information available to Stifel, Stifel calculated the multiples of EV to LTM and next twelve months’ (“NTM”) revenue implied in the following 8 selected acquisitions of public companies that have been announced since January 1, 2018 in technology and tech-adjacent businesses with profitability and growth profiles Stifel believed to be relevant to Desktop Metal:
Announce Date	Acquirer	Target
2/6/24	Haveli Investments	ZeroFox Holdings
11/27/23	CORE Industrial	Fathom Digital Manufacturing
4/12/23	Lee Equity Partners; Twin Point Capital	TESSCO Technologies
9/27/21	Bain Capital	Industria de Turbo Propulsores (ITP Aero)
2/20/20	Dialog Semiconductor	Adesto Technologies
11/1/19	Google	Fitbit
6/24/19	US Ecology	NRC Group Holdings
11/6/18	CVC Fund VII	ConvergeOne Holdings
The following table sets forth the multiples indicated by this analysis:
Multiple:	1st Quartile	Median	Mean	3rd Quartile
EV/LTM Revenue	1.2x	1.8x	1.9x	2.3x
EV/NTM Revenue	1.1x	1.4x	1.7x	2.1x
Stifel applied ranges of the first and third quartile multiples for the selected transactions to the corresponding LTM and NTM revenue of Desktop Metal per the Desktop Metal Projections, to calculate the following ranges of implied prices per share of Class A Common Stock.

Multiple:	Range of Multiples	Implied Value Per Share of Class A Common Stock
EV/LTM Revenue	1.2x – 2.3x	$4.04 – $9.62
EV/NTM Revenue	1.1x – 2.1x	$3.42 – $8.60
No company or transaction used in the selected transactions analyses is identical to Desktop Metal or the Merger, and Stifel noted that no similar transactions had occurred in the additive manufacturing segment in the last three years. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the companies to which Desktop Metal is being compared and the enterprise value and equity value of the transactions to which the Merger is being compared. In evaluating the selected transactions, Stifel made judgments and assumptions with regard to industry performance, general business, market and financial conditions and other matters, which are beyond Desktop Metal’s control, such as the impact of competition on Desktop Metal’s business or the industry generally, industry growth and the absence of any adverse material change in the financial condition of Desktop Metal, the companies involved in the selected transactions or the industry or in the financial markets in general, which could affect the public trading value of the companies involved in the selected transactions analysis and the enterprise value and equity value implied in the transactions to which the Merger is being compared.
Discounted Cash Flow Analysis
Stifel used financial forecasts of Desktop Metal for the third and fourth quarters of 2024 and calendar years 2025 through 2028, as provided by Desktop Metal’s management, to perform a discounted cash flow analysis, which is designed to provide insight into a company’s future cash flow projections by discounting them to arrive at the net present value of these cash flows. In conducting this analysis, Stifel assumed that Desktop Metal would perform in accordance with these forecasts. Stifel estimated the terminal value of the projected cash flows by applying a range of multiples of 1.0x to 2.0x, which range was derived by Stifel utilizing its professional judgement and experience, to Desktop Metal’s estimated 2028 revenue, as provided by Desktop Metal’s management. Stifel also calculated projected unlevered free cash flow for the third and fourth quarters of 2024 through 2028 using Desktop Metal’s management’s projections and discounted these cash flows and the terminal value to present values using mid-point convention and discount rates of 13.0 – 17.0%, based on Desktop Metal’s and the selected public companies’ and Nano’s weighted average cost of capital.
This analysis indicated a range of enterprise values, which Stifel then decreased by Desktop Metal’s net debt to calculate a range of equity values. These equity values were then divided by the fully diluted shares of Class A Common Stock, determined using the treasury stock method, as provided to Stifel by Desktop Metal, to calculate the following ranges of implied equity values per share:
Discount Rate	Implied Value Per Share of Class A Common Stock
13.0% Discount Rate	$0.75 – $5.87
17.0% Discount Rate	$0.10 – $4.49
Stifel then calculated the average of the low and high values per share of Class A Common Stock implied by each discount rate, resulting in a range of implied value per share of Class A Common Stock of $0.42 to $5.18.
Miscellaneous
The foregoing description is only a summary of the material financial analyses performed by Stifel in arriving at its opinion. The summary alone does not constitute a complete description of the financial analyses Stifel employed in reaching its conclusions. None of the analyses performed by Stifel were assigned a greater significance by Stifel than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by Stifel. No individual methodology employed by Stifel can be viewed individually, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Stifel. Additionally, no company or transaction used in any analysis as a comparison is identical to Desktop Metal or the Merger, and they all differ in material ways. Accordingly, an analysis of the results described above is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the selected companies or transactions to which they are being compared. Stifel used these analyses to determine the impact of various operating metrics on the implied enterprise value of Desktop Metal. Each of these analyses yielded a range of implied enterprise values, and therefore, such implied enterprise value ranges developed from these analyses were viewed by Stifel collectively and not individually. Stifel made its determination as to the fairness, from a financial point of view, of the Per Share Merger Consideration to be paid to the holders of Class A Common Stock in the Merger pursuant to the Merger Agreement on the basis of its experience and professional judgment after considering the results of all of the analyses performed.
Conclusion
Based upon the foregoing analyses and the assumptions and limitations set forth in full in the text of the Stifel Opinion, Stifel was of the opinion that, as of the date of the Stifel Opinion, and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in the Stifel Opinion, the Per Share Merger Consideration to be paid to the holders of Class A Common Stock in the Merger pursuant to the Merger Agreement was fair to such holders, from a financial point of view.
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Stifel considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Stifel believes that the summary provided and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of them, would create an incomplete view of the process underlying Stifel’s analyses and the Stifel Opinion; therefore, the range of valuations resulting from any particular analysis described above should not be taken to be Stifel’s view of the actual value of Desktop Metal.
Desktop Metal has agreed to pay Stifel a fee of $1.5 million upon delivery of the Stifel Opinion and an aggregate fee, currently estimated to be approximately $4.2 million, which is contingent on the completion of the Merger (against which the $1.5 million fee for the Stifel Opinion is creditable). The Board was aware of this fee structure and took it into account in considering the Stifel Opinion and in approving the Merger Agreement and the transactions contemplated thereby. In addition, Desktop Metal agreed to reimburse Stifel for certain expenses in connection with its engagement, subject to certain limitations, and to indemnify Stifel for certain liabilities arising out of its engagement.
In 2023, Stifel acted as financial advisor to Desktop Metal in connection with its proposed merger with Stratasys Ltd. (the “Stratasys Transaction”), for which Stifel received compensation. Other than the Stratasys Transaction, there are no material relationships that existed during the two years prior to the date of the Stifel Opinion or that as of such date were mutually understood to be contemplated in which any compensation was received or is intended to be received as a result of the relationship between Stifel and any party to the Merger. Stifel may seek to provide investment banking services to Desktop Metal or Nano or their respective affiliates in the future, for which Stifel would seek customary compensation. In the ordinary course of its business, Stifel, its affiliates and their respective clients may transact in the securities of each of Desktop Metal or Nano and may at any time hold a long or short position in such securities.
Unaudited Financial Forecasts
Desktop Metal does not as a matter of course publicly disclose long-term projections as to future performance, earnings, or other results due to the inherent unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the discussions regarding the proposed Merger, Desktop Metal provided its board of directors, Stifel and, solely with respect to 2024 revenue forecasts, Nano with certain financial forecasts which were prepared by and are the responsibility of the management of Desktop Metal (the “Desktop Metal financial forecasts”). Stifel was directed by Desktop Metal management to use and rely upon the Desktop Metal financial forecasts for purposes of its financial analysis and fairness opinion. The Desktop Metal financial forecasts were prepared in June 2024 treating Desktop Metal on a stand-alone basis, without giving effect to, and as if Desktop Metal never contemplated, the Merger including the expenses that may be incurred in connection with negotiating and consummating the Merger, the potential synergies that may be achieved by the combined company as a result of the Merger, the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger.
The accompanying Desktop Metal financial forecasts were not prepared with a view toward public disclosure or with a view toward compliance with the published guidelines established by the SEC or the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information, or U.S. GAAP, but, in the view of Desktop Metal’s management, were prepared on a reasonable basis, reflected the best available estimates and judgments at the time of preparation, and presented as of the time of preparation, to the best of Desktop Metal management’s knowledge and belief, the reasonable projections of the future financial performance of Desktop Metal. However, this information is not factual and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the Desktop Metal financial forecasts. Although Desktop Metal’s management believes there is a reasonable basis for the Desktop Metal financial forecasts, Desktop Metal cautions stockholders that future results could be materially different from the Desktop Metal financial forecasts. The summary of the Desktop Metal financial forecasts is not being included in this proxy statement to influence your decision whether to vote for the Merger Proposal, but because these Desktop Metal financial forecasts were provided to Desktop Metal’s board of directors for purposes of considering and evaluating the Merger and the Merger Agreement and to Stifel for its use in its financial analysis. The Desktop Metal financial forecasts included in this proxy statement have been prepared by, and are the responsibility of Desktop Metal management. Neither Deloitte & Touche LLP, Desktop Metal’s independent registered public accounting firm, nor any other audit firm has audited, reviewed, examined, compiled nor applied any procedures with respect to the accompanying Desktop Metal financial forecasts and, accordingly, Deloitte & Touche LLP does not express any opinion or any other form of assurance with respect thereto, or its achievability, and they assume no responsibility for, and disclaim any association with, the Desktop Metal financial forecasts. The report of Deloitte & Touche LLP incorporated by reference in this proxy statement relate to Desktop Metal’s previously issued financial statements. It does not extend to the accompanying Desktop Metal financial forecasts and should not be read to do so.
The Desktop Metal financial forecasts are subject to estimates and assumptions in many respects and, as a result, subject to interpretation. While presented with numerical specificity, the Desktop Metal financial forecasts are based upon a variety of estimates and assumptions that are inherently uncertain, though considered reasonable by Desktop Metal’s management as of the date of their preparation. These estimates and assumptions may prove to be inaccurate for any number of reasons, including general economic conditions, competition, and the risks discussed in this proxy statement under the section entitled “Cautionary Statement Regarding Forward-Looking Statements”. The Desktop Metal financial forecasts also reflect assumptions as to certain business decisions that are subject to change. Because the Desktop Metal financial forecasts were developed for Desktop Metal on a stand-alone basis without giving effect to the Merger, they do not reflect any divestitures or other restrictions that may be imposed in connection with the receipt of any necessary governmental or regulatory approvals, any synergies that may be realized as a result of the Merger or any changes to Desktop Metal’s operations or strategy that may be implemented after completion of the Merger. There can be no assurance that the projections will be realized, and actual results may differ materially from those shown. Generally, the further out the period to which financial forecasts by Desktop Metal relate, the more unreliable the information becomes.
Desktop Metal uses a variety of financial measures that are not in accordance with U.S. GAAP for forecasting, budgeting and measuring operating performance, including Non-GAAP Cost of Sales, Non-GAAP Gross Profit, Non-GAAP Operating Expenses, Non-GAAP Net Operating Income/(Loss), Adjusted EBITDA and Non-GAAP Gross Margin (as described below). While Desktop Metal believes that these non-GAAP financial measures provide meaningful information to help investors understand the operating results and to analyze Desktop Metal’s financial business trends, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of Desktop Metal’s competitors due to potential differences in the exact method of calculation. Further, these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures.
Financial measures included in forecasts (including the Desktop Metal financial forecasts) provided to a financial advisor are excluded from the definition of “non-GAAP financial measures” under the rules of the SEC if and to the extent such financial measures are included in the forecasts provided to the financial advisor for the purpose of rendering an opinion that is materially related to a business combination transaction and the forecasts are being disclosed in order to comply with the SEC rules or requirements under state or foreign law, including case law regarding disclosure of the financial advisor’s analyses. Therefore the Desktop Metal financial forecasts are not subject to the SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by Stifel for purposes of its opinion to the Board, as described above in the section entitled “The Merger-Opinion of Desktop Metal’s Financial Advisor”, or by the Board in connection with its consideration of the Merger. Accordingly, no reconciliation of the financial measures included in the Desktop Metal financial forecasts is provided.
None of Desktop Metal, its financial advisor, or their respective affiliates, advisors, officers, directors or other representatives can provide any assurance that actual results will not differ from the Desktop Metal financial forecasts, and none of them undertakes any obligation to update, or otherwise revise or reconcile, the Desktop Metal financial forecasts. Except as required by applicable securities laws, Desktop Metal does not intend to make publicly available any update or other revision to the Desktop Metal financial forecasts, even in the event that any or all assumptions are shown to be in error. None of Desktop Metal, its financial advisor or their respective affiliates, advisors, officers, directors or other representatives has made or makes any representation to any stockholder or other person regarding Desktop Metal’s ultimate performance compared to the information contained in the Desktop Metal financial forecasts or that forecasted results will be achieved. Desktop Metal has made no representation to Nano, in the Merger Agreement or otherwise, concerning the Desktop Metal financial forecasts.
Summary of the financial forecasts by Desktop Metal
In connection with the evaluation of the Merger, Desktop Metal’s management prepared forecasts of Desktop Metal’s financial results for calendar years 2024 through 2028.
The following table presents a summary of the GAAP financial forecasts by Desktop Metal:
	FY 2024E	FY 2025E	FY 2026E	FY 2027E	FY 2028E
	(dollars in millions, except Gross Margin data)
Total Revenue	$175.0	$203.0	$242.0	$272.0	$314.0
GAAP Cost of Sales(1)	$161.5	$164.4	$178.2	$187.5	$203.8
GAAP Gross Profit(2)	$13.5	$38.6	$63.8	$84.5	$110.2
GAAP Gross Margin(3)	8%	19%	26%	31%	35%
GAAP Operating Expenses(4)	$162.1	$130.7	$137.6	$144.7	$156.2
GAAP Net Operating Income/(Loss)(5)	$(148.6)	$(92.1)	$(73.8)	$(60.2)	$(46.0)
Net Income/(Loss)(6)	$(156.2)	$(98.6)	$(80.4)	$(63.3)	$(47.4)

(1)
GAAP Cost of Sales consists of the cost of products and cost of services. Cost of products includes the manufacturing cost of Desktop Metal’s additive manufacturing systems and consumables, which primarily consists of amounts paid to third-party contract manufacturers and suppliers and personnel-related costs directly associated with manufacturing operations. It also includes cost of labor, materials and overhead for Desktop Metal’s produced parts offerings. Cost of services includes personnel-related costs directly associated with the provision of support services to customers, which include engineers dedicated to remote support as well as, training, support and the associated travel costs. GAAP Cost of Sales also includes depreciation and amortization, cost of spare or replacement parts, warranty costs, excess and obsolete inventory and shipping costs and an allocated portion of overhead costs.
(2)
GAAP Gross Profit is calculated based on the difference between Total Revenue and GAAP Cost of Sales.

(3)
GAAP Gross Margin is the percentage obtained by dividing GAAP Gross Profit by Total Revenue.

(4)
GAAP Operating Expenses are expenses related to research and development, sales and marketing and general and administrative.

(5)
GAAP Net Operating Income/(Loss) is GAAP Gross Profit less GAAP Operating Expenses.

(6)
Net Income/(Loss) is GAAP Net Operating Income/(Loss) less other income (expense), interest income (expense), change in fair value of investments and income tax benefit.

The following table presents a summary of the non-GAAP financial forecasts by Desktop Metal:
	FY 2024E	FY 2025E	FY 2026E	FY 2027E	FY 2028E
	(dollars in millions, except Non-GAAP Gross Margin data)
Total Revenue	$175.0	$203.0	$242.0	$272.0	$314.0
Non-GAAP Cost of Sales(1)	$123.9	$134.8	$148.7	$157.9	$174.2
Non-GAAP Gross Profit(2)	$51.1	$68.2	$93.3	$114.1	$139.8
Non-GAAP Gross Margin(3)	29%	34%	39%	42%	45%
Non-GAAP Operating Expenses(4)	$107.5	$93.9	$100.5	$107.3	$118.4
Non-GAAP Net Operating Income/(Loss)(5)	$(56.5)	$(25.8)	$(7.2)	$6.8	$21.4
Non-GAAP Adjusted EBITDA(6)	$(45.3)	$(11.6)	$7.3	$21.7	$36.5

(1)
Non-GAAP Cost of Sales is GAAP Cost of Sales less amortization, stock-based compensation and transaction and restructuring costs.

(2)
Non-GAAP Gross Profit is calculated based on the difference between Total Revenue and Non-GAAP Cost of Sales.

(3)
Non-GAAP Gross Margin is the percentage obtained by dividing Non-GAAP Gross Profit by Total Revenue.

(4)
Non-GAAP Operating Expenses is GAAP operating expenses less stock-based compensation, amortization of acquired intangible assets, restructuring expense and acquisition-related and integration costs.

(5)
Non-GAAP Net Operating Income/(Loss) is GAAP Net Operating Income/(Loss) less stock-based compensation, amortization of acquired intangible assets, restructuring expense, acquisition-related and integration costs and change in fair value of investments.

(6)
Adjusted EBITDA is EBITDA adjusted for change in fair value of investments, stock-based compensation expense, restructuring expense, goodwill impairment and transaction costs associated with acquisitions. “EBITDA” is net loss plus net interest income, provision for income taxes, depreciation and amortization expense.

The financial forecasts by Desktop Metal were based on numerous variables and assumptions, including the following key assumptions:
•
A decline in revenue from $189.7 million in 2023 to $175.0 million in 2024 due to a reduction in units shipped, which is driven by the macroeconomic conditions impacting the additive manufacturing industry, including extended sales cycles, delayed purchasing decisions by customers and pricing pressure for Desktop Metal’s solutions.

•
An increase in revenue after 2024 based on Desktop Metal’s sales plan and anticipated pipeline conversion.

•
Projected gross profit and operating expenses based on previously executed cost reductions plans and estimates of continued cost reduction capabilities.

•
No impact to revenue or expenses from potential divestitures.

•
Other key assumptions impacting projections include anticipated working capital improvements resulting in improved cash flows during the forecasted period, the extension of Desktop Metal’s indebtedness beyond its current term on the same terms and no incremental cash raised through the issuance of debt or equity.

Treatment of the Convertible Notes
The Company has approximately $115.0 million in principal amount of outstanding 6.0% Convertible Senior Notes due 2027 (the “Convertible Notes”). Following the closing of the Merger, pursuant to the terms of the Indenture governing the Convertible Notes (the “Company Indenture”), the Convertible Notes will only be convertible into cash in an amount, per $1,000 principal amount of the Convertible Notes being converted, equal to the product of (i) the Conversion Rate (as defined under the Company Indenture) then in effect and (ii) the Per Share Merger Consideration. Following the closing of the Merger, pursuant to the Company Indenture, the combined company must offer to repurchase all outstanding Convertible Notes at a cash purchase price equal to 100% of the principal amount of the Convertible Notes, plus accrued and unpaid interest to the date of repurchase.
Interests of Desktop Metal’s Directors and Executive Officers in the Merger
In considering the recommendation of the Board with respect to the Merger Proposal and the Advisory Compensation Proposal, Desktop Metal stockholders should be aware that the directors and executive officers of Desktop Metal have interests in the Merger that may be different from, or in addition to, the interests of Desktop Metal stockholders generally. The members of the Board were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement, in approving the Merger Agreement and in determining to recommend that Desktop Metal stockholders approve the Merger Proposal.
Treatment of Desktop Metal Equity Awards
Stock Options
At the Effective Time, each Company Stock Option outstanding and exercisable immediately prior to the Effective Time will be automatically cancelled and converted into the right to receive an amount in cash equal to the Per Share Merger Consideration in respect of the Net Share, without interest and less applicable tax withholdings. To the extent there is no Net Share covered by a Company Stock Option, the Company Stock Option will be cancelled for no consideration.
Restricted Stock Unit Awards
At the Effective Time, each Company RSU Award outstanding immediately prior to the Effective Time that is unvested will automatically be cancelled and replaced with a Replacement RSU Award, on similar terms and conditions as were applicable to the Company RSU Award under the relevant Company Incentive Award Plan prior to the Effective Time, except the Replacement RSU Award shall vest pro-rata over the three (3) years following Closing (provided that certain holders of Company RSU Awards will remain eligible for double-trigger accelerated vesting under the Desktop Metal, Inc. Severance Plan). The number of Nano Ordinary Shares underlying the Replacement RSU Award will be determined by multiplying the number of shares of Class A Common Stock covered by such Replacement RSU Award immediately prior to the Effective Time by the Exchange Ratio, rounding down to the nearest whole number of shares; provided, however, that in no event shall the number of Nano Ordinary Shares underlying such Replacement RSU Awards exceed the Maximum ADS Amount.
Performance-Based Restricted Stock Unit Awards
At the Effective Time, each Company PSU Award outstanding immediately prior to the Effective Time that is unvested will automatically be cancelled in full without consideration.
Double Trigger Accelerated Vesting of Certain Desktop Metal Equity Awards
Pursuant to the terms of the Desktop Metal, Inc. Severance Plan described below, the Company RSU Awards held by Desktop Metal’s executive officers would fully vest if the executive officer’s employment is terminated by Desktop Metal without “cause” or due to the executive officer’s resignation for “good reason,” in each case, on or within 12 months following a change of control of Desktop Metal. These “double trigger” accelerated vesting provisions applicable to Desktop Metal equity awards held by executive officers will continue to apply to such awards after such awards are replaced with a Replacement RSU Award at the Effective Time. As described in the section entitled “— Severance Letter Agreements”, certain executive officers have agreed that a termination due to the executive officer’s resignation for “good reason” in the 12 months following the Merger will not entitle them to such double-trigger accelerated vesting.

Severance Letter Agreements
In connection with the Merger, certain executive officers who are participants in the Desktop Metal, Inc. Severance Plan entered into a letter agreement with Nano (the “Severance Letter Agreements”). Pursuant to the Severance Letter Agreement with Ric Fulop, Mr. Fulop agreed to waive his right to receive benefits under the Desktop Metal, Inc. Severance Plan upon a resignation for “good reason” in the 12 months following the Merger. Pursuant to the Severance Letter Agreements with Jonah Myerberg and Thomas Nogueira, each of Messrs. Myerberg and Nogueira agreed that for purposes of determining whether there has been a qualifying termination under the Desktop Metal, Inc. Severance Plan, “good reason” shall not include a material decrease in authority, title, duties or areas of responsibility (a “Change in Position”), and therefore upon a resignation solely as a result of a Change in Position within twelve months following the closing of the Merger, such executive officer would not be entitled to any benefits under the Desktop Metal, Inc. Severance Plan. In exchange, (i) Mr. Myerberg will be entitled to a retention bonus of $300,000 and Mr. Nogueira will be entitled to a retention bonus of $240,000, in each case, subject to such executive officer’s continued employment with Nano or one of its affiliates through the first anniversary of the Closing Date, and (ii) any Replacement RSUs granted to Messrs. Myerberg and Nogueira will vest on the first anniversary of the Closing Date, subject to the named executive officer’s continued employment through such date.
2021 Founder Restricted Stock Unit Awards
In October 2021, Desktop Metal granted 2021 Founder Restricted Stock Unit Awards to Ric Fulop and Jonah Myerberg (the “2021 Founder Awards”) that vest upon achievement of market capitalization goals. As of July 30, 2024, no market capitalization goals have been achieved, and Desktop Metal does not anticipate any market capitalization goals to be achieved before the completion of the Merger. Accordingly, Desktop Metal expects that the 2021 Founder Awards will be forfeited upon the completion of the Merger, and there is no expected payout with respect to the awards.
Quantification of Outstanding Equity Awards for Desktop Metal’s Directors and Executive Officers
For an estimate of the amounts that would be payable to each of Desktop Metal’s named executive officers on settlement of their unvested Desktop Metal awards, see the section entitled “— Golden Parachute Compensation” below. Desktop Metal does not have any executive officers who are not named executive officers.
Under Desktop Metal’s director compensation program for non-employee directors, in the event of a change of control, the Company RSU Awards held by non-employee directors will vest in full immediately prior to the occurrence of a change in control. Accordingly, each Company RSU Award held by Desktop Metal’s non-employee directors will vest immediately prior to the Effective Time of the Merger and, at the Effective Time, be settled in shares of Class A Common Stock. The value of the unvested Company RSU Awards held by Desktop Metal’s non-employee directors as a group is $1,259,220, assuming each share of Class A Common Stock has a value of $5.50 (which represents the maximum consideration that may be paid in the Merger for each share of Class A Common Stock). The total number of shares of Class A Common Stock payable to Desktop Metal’s non-employee directors as a group with respect to their unvested Company RSU Awards is 228,949.
The Company Stock Options held by Desktop Metal’s non-employee directors that are outstanding and exercisable immediately prior to the Effective Time will automatically be cancelled and converted into the right to receive an amount in cash equal to the Per Share Merger Consideration in respect of the Net Share, without interest and less applicable tax withholdings. To the extent there is no Net Share covered by a Company Stock Option, the Company Stock Option will be cancelled for no consideration.
Desktop Metal, Inc. Severance Plan
On May 13, 2023, Desktop Metal’s executive officers became participants in the Desktop Metal, Inc. Severance Plan (the “Severance Plan”).
The Severance Plan provides that if the employment of an officer designated as a “c-suite executive” is terminated by Desktop Metal without cause, or if an officer designated as a “c-suite executive” resigns for good reason, the officer will be eligible to receive: (i) continued payment of the officer’s base salary for a period of nine months; and (ii) COBRA premiums for a period of nine months.
The Severance Plan provides that if the employment of an officer designated as a “c-suite executive” employment is terminated by Desktop Metal without cause, or if an officer designated as a “c-suite executive” resigns for good reason, within 12 months following a change of control, the officer will be eligible to receive: (i) a lump sum payment equal to 12 months of the officer’s base salary; (ii) a lump sum payment equal to the officer’s target bonus; (iii) COBRA premiums for a period of 12 months; (iv) accelerated vesting of all time-based equity awards held by the officer; and (v) unless the award agreement provides for more favorable vesting terms, vesting of all performance-based equity awards held by the officer at the target level of performance. Any severance payments or benefits under the Severance Plan will be subject to a Section 280G “best net” cutback in which such payments or benefits will be reduced only to the extent it results in a better tax position for the officer. As noted in “— Severance Letter Agreements” above, certain of Desktop Metal’s named executive officers have waived their right to receive severance benefits upon a termination due to the executive officer’s resignation for “good reason” in the 12 months following the Merger.
All of Desktop Metal’s currently-serving executive officers are considered “c-suite executives” for purposes of the Severance Plan. The terms of the Severance Plan will not apply to the 2021 Founder Awards held by Mr. Fulop and Mr. Myerberg. As described above, the 2021 Founder Awards vest upon the occurrence of a change of control only to the extent the market capitalization goals have been satisfied on the date of the change of control and Desktop Metal does not anticipate any market capitalization goals to be achieved before the completion of the Merger.
All payments and benefits under the Severance Plan are contingent upon the officer’s execution and non-revocation of a release of claims in favor of the Company (which may contain, among other terms, non-competition obligations for a period of up to 12 months) and continued compliance with certain restrictive covenants. All of the named executive officers have entered into restrictive covenant agreements with Desktop Metal that generally contain 12-month post-employment non-competition and non-solicitation covenants. The Severance Plan provides that the officers are not eligible for cash severance or termination benefits from Desktop Metal under their employment agreements.
For an estimate of the value of the payments and benefits described above that would be payable to Desktop Metal’s named executive officers upon a qualifying termination in connection with the Merger, see the section entitled “— Golden Parachute Compensation” below.
No Section 280G Golden Parachute Excise Tax Gross-Ups
Neither the executives’ employment agreements, nor any other Desktop Metal plan, policy, agreement or arrangement provides any employee, officer or director with the right to a tax “gross-up” payment in connection with any “golden parachute” or other tax liability triggered in connection with the Merger.
Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, Desktop Metal’s directors and executive officers will be entitled to certain ongoing indemnification and insurance coverage for a period of six years following the effective time of the Merger under directors’ and officers’ liability insurance policies from the surviving corporation. This indemnification and insurance coverage is further described in the section entitled “The Merger Agreement — Insurance and Indemnification.”
Golden Parachute Compensation
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each of Desktop Metal’s named executive officers, that is based on or otherwise relates to the Merger and that will or may become payable to the named executive officers at the completion of the Merger or on a qualifying termination of employment upon or following the consummation of the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section Desktop Metal uses such term to describe the Merger-related compensation payable to the Desktop Metal named executive officers. The “golden parachute” compensation payable to these individuals is subject to a non-binding advisory vote of Desktop Metal stockholders.
The table below sets forth, for the purposes of this golden parachute disclosure, the amount of payments and benefits (on a pre-tax basis) that each of Desktop Metal’s named executive officers would receive based on the following assumptions: (i) the effective time of the Merger occurs on July 30, 2024, (ii) each named executive officer executes a Severance Letter Agreement, (iii) each named executive officer experiences a qualifying termination at such time in a manner that entitles such named executive officer to receive severance payments and benefits under the Severance Plan, as amended by the Severance Letter Agreement, (iv) the closing price of a share of Class A Common Stock on the completion of the Merger is each share of Class A Common Stock on the completion of the Merger has a value of $5.50 (which represents the maximum consideration that may be paid in the Merger for each share of Class A Common Stock) and (v) each named executive officer has properly executed any required releases and complied with all requirements (including any applicable restrictive covenants) necessary in order to receive the payments and benefits. The amounts indicated below are estimates based on multiple assumptions (including the assumptions described in this paragraph) that may or may not actually occur or be accurate on the relevant date and do not reflect certain compensation actions that may occur before completion of the transaction. Accordingly, the actual amounts received by our named executive officers may differ materially from the estimates set forth below. Additional detail regarding the named executive officers’ interests in the Merger is provided above.
Name	Cash ($)(1)	Equity ($)(2)	Benefits ($)(3)	Total ($)
Ric Fulop	1,160,000	—	6,197	1,166,197
Jason Cole	1,100,000	1,470,799	4,478	2,575,277
Jonah Myerberg	700,000	1,831,968	6,197	2,538,165
Thomas Nogueira	640,000	642,219	6,197	1,288,416

(1)
The amount shown consists of a lump sum cash severance payment equal to one times the sum of the applicable named executive officer’s annual base salary and target bonus for the 2024 calendar year. The severance payment is considered to be a “double-trigger” payment, which means that both a change of control, such as the Merger, and a termination of employment by the Company without cause (on or within 12 months following the Merger) must occur prior to any payment being provided to such named executive officer.

(2)
The amount shown reflects the potential value that the applicable named executive officer could receive in connection with accelerated vesting and settlement of the Company RSU Awards. The accelerated vesting of the Company RSU Awards is considered to be a “double-trigger” benefit, because both a change of control, such as the Merger, and a termination of employment by the Company without cause (within the 12 months following the Merger) must occur for such accelerated vesting to be provided to the named executive officer.

(3)
The amounts shown in this column represent the value of COBRA premiums for continued group health, dental and vision benefits for 12 months for the applicable named executive officer. Like the severance payments, these COBRA benefits would be considered “double-trigger” benefits.

Financing of the Merger
The Merger Agreement is not conditioned upon receipt of financing by Nano. We anticipate that the total amount of funds necessary to consummate the Merger and the related transactions, not including fees and expenses, will be approximately $183 million, assuming no adjustment to the Per Share Merger Consideration, including the estimated funds needed to pay our stockholders the Merger Consideration due to them under the Merger Agreement.
Nano has represented in the Merger Agreement that it has the financial capacity to perform its obligations under the Merger Agreement and to cause Merger Sub to perform its obligations under the Merger Agreement and that Nano has or will have, at or prior to the Effective Time, sufficient funds to pay the Merger Consideration.

Pre-Closing Bridge Loan
Pursuant to the Merger Agreement, Nano agreed to provide Desktop Metal with a multi-draw term loan credit facility in an aggregate principal amount not to exceed $20.0 million (the “Bridge Loan Facility”), which amount shall be available at Desktop Metal’s request at any time and from time to time after January 7, 2025, subject to a monthly borrowing cap and subject to the execution of definitive loan documents to be mutually agreed by Desktop Metal and Nano (the “Bridge Loan Documentation”). If executed, the Bridge Loan Documentation will reflect the terms and be subject to the conditions set forth on the Bridge Loan Term Sheet (as defined below) attached to the Merger Agreement or such terms as may otherwise be agreed in writing by the Company and Nano. Desktop Metal may, but is not obligated to, execute the Bridge Loan Documentation and borrow under the Bridge Loan Facility. The Bridge Loan Facility is intended to supplement Desktop Metal’s working capital and liquidity on an as-needed basis to bridge to the closing of the Merger. If Desktop Metal borrows any amount under the Bridge Loan Facility and any amount shall remain outstanding on the Closing Date, the Merger Consideration shall be adjusted downwards based on the amount outstanding at such time. For additional information, please see “The Merger — Merger Consideration.”
Closing and Effective Time of the Merger
The closing of the Merger will take place at the offices of Greenberg Traurig, P.A., 401 East Las Olas Boulevard, Suite 2000, Fort Lauderdale, Florida 033301 (or through electronic exchange of signatures) at 8:00 am, Eastern time, on the date that is the fifth (5th) Business Day following the satisfaction or (to the extent permitted by Law) waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the closing of the Merger, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions), or at such other place, time and date as shall be agreed in writing between the parties.
On the Closing Date, Desktop Metal and Merger Sub will cause the Merger to be consummated under the DGCL by filing a certificate of merger in such form as required by, and executed in accordance with, the DGCL with the Secretary of State of the State of Delaware and will take such further actions as may be required to make the Merger effective on the Closing Date. The Merger will become effective at the time and day of the filing of such certificate of merger with the Secretary of State of the State of Delaware, or such later time and day as may be agreed in writing by Desktop Metal and Merger Sub and specified in the certificate of merger.
Appraisal Rights
If the Merger is consummated, persons who do not wish to accept the Per Share Merger Consideration are entitled to seek appraisal of their Class A Common Stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their Class A Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your Class A Common Stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the Per Share Merger Consideration that you are otherwise entitled to receive under the Merger Agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 will not receive the Per Share Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. They will receive an amount determined to be the “fair value” of their Class A Common Stock following petition to, and an appraisal by, the Delaware Court of Chancery. Persons considering seeking appraisal should recognize that the fair value of their Class A Common Stock determined under Section 262 could be more than, the same as or less than the Per Share Merger Consideration they would otherwise be entitled to receive pursuant to the Merger Agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. A person who loses his, her or its appraisal rights will be entitled to receive the Per Share Merger Consideration under the Merger Agreement.
A holder of record of Class A Common Stock and a beneficial owner who (i) continuously holds or beneficially owns, as applicable, such Class A Common Stock through the Effective Time, (ii) has not consented to the Merger in writing or otherwise voted in favor of the Merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with the procedures under Section 262, (iv) does not thereafter withdraw his, her or its demand for appraisal of such Class A Common Stock and (v) in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the Class A Common Stock for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by the surviving corporation and to be set forth on the Chancery List (as defined below), will be entitled to receive the fair value of his, her or its Class A Common Stock exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value.
Section 262 requires that where a proposed merger is to be submitted for approval at a meeting of stockholders, the corporation must notify stockholders that appraisal rights will be available not less than twenty (20) days before the meeting to vote on the merger. Such notice must include either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes Desktop Metal’s notice to our stockholders that appraisal rights are available in connection with the Merger, in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of your appraisal rights under the DGCL.
If you elect to demand appraisal of your Class A Common Stock, you must satisfy each of the following conditions: you must deliver to Desktop Metal a written demand for appraisal of your Class A Common Stock prior to the Special Meeting, which must (i) reasonably inform us of the identity of the holder of record of Class A Common Stock who intends to demand appraisal of his, her or its Class A Common Stock (and, for beneficial owners only, such demand is accompanied by documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by Desktop Metal and to be set forth on the Chancery List) and (ii) that you intend to demand the appraisal of your shares. In addition, as described above, you must not vote or submit a proxy in favor of the proposal to approve and adopt the Merger Agreement; you must hold or beneficially own, as applicable, your Class A Common Stock continuously through the effective date; and you must comply with the other applicable requirements of Section 262.

A Desktop Metal stockholder who elects to exercise appraisal rights must mail or deliver his, her or its written demand for appraisal to the following address:
Desktop Metal, Inc.
63 3rd Avenue
Burlington, Massachusetts 01803
Attention: Corporate Secretary
Within ten (10) days after the Effective Time, the surviving corporation must give written notice that the Merger has become effective to each stockholder of any class or series of stock of Desktop Metal who is entitled to appraisal rights that the Merger was approved and that appraisal rights are available for any or all shares of such class or series of stock.
Within one hundred twenty (120) days after the Effective Time, but not thereafter, the surviving corporation or any person who has properly and timely demanded appraisal and otherwise complied with Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a person, demanding a determination of the fair value of the Class A Common Stock held by all persons that have demanded appraisal. There is no present intent on the part of Desktop Metal or the surviving corporation to file an appraisal petition and persons seeking to exercise appraisal rights should assume that Desktop Metal and the surviving corporation will not file such a petition or initiate any negotiations with respect to the fair value of Class A Common Stock. Accordingly, persons who desire to have their Class A Common Stock appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. If, within one hundred twenty (120) days after the Effective Time, no petition has been filed as provided above, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the Per Share Merger Consideration under the Merger Agreement.
At any time within sixty (60) days after the Effective Time, any person who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the Per Share Merger Consideration specified by the Merger Agreement for that person’s Class A Common Stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty (60) days after the Effective Time will require written approval of the surviving corporation. Unless the demand is properly withdrawn by the person within sixty (60) days after the effective date, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the person will be entitled to receive only the fair value of such person’s Class A Common Stock determined by the Delaware Court of Chancery in any such appraisal proceeding, which value could be less than, equal to or more than the Per Share Merger Consideration offered pursuant to the Merger Agreement.
In addition, within one hundred twenty (120) days after the Effective Time, any person who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of Class A Common Stock not consented in writing or otherwise voted in favor of the Merger and with respect to which demands for appraisal were received by the surviving corporation and the aggregate number of holders of such Class A Common Stock. Such statement must be given within ten (10) days after the written request therefor has been received by the surviving corporation or within ten (10) days after the expiration of the period for the delivery of demands as described above, whichever is later.
Upon the filing of a petition by a person, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation shall be required to, within twenty (20) days after such service, file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal of their Class A Common Stock and with whom the surviving corporation has not reached agreements as to the value of such Class A Common Stock (the “Chancery List”). The Register in Chancery, if so ordered by the Delaware

Court of Chancery, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving corporation and to all such persons set forth on the Chancery List.
If a petition for an appraisal is timely filed by a person, at the hearing on such petition, the Delaware Court of Chancery will determine which persons have complied with Section 262 and have become entitled to appraisal rights provided thereby. The Delaware Court of Chancery may require the persons who have demanded an appraisal of their Class A Common Stock and who hold Class A Common Stock represented by certificates to submit their certificates of Class A Common Stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
Upon application by the surviving corporation or any person entitled to participate in the appraisal proceedings, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to appraisal. Any person whose name appears on the Chancery List and may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Where proceedings are not dismissed, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceedings the Delaware Court of Chancery shall determine the fair value of Class A Common Stock taking into account all relevant factors, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue after such payment only on the sum of (x) the difference, if any, between the amount so paid and the fair value of the Class A Common Stock as determined by the Delaware Court of Chancery, and (y) interest theretofore accrued, unless paid at that time.
When the fair value of the Class A Common Stock is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, to the persons entitled to receive the same.
Although Desktop Metal believes that the Per Share Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and persons should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Merger Consideration. Moreover, the surviving corporation does not anticipate offering more than the Per Share Merger Consideration to any person exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of the relevant Class A Common Stock is less than the Per Share Merger Consideration.
In determining “fair value”, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. The Delaware Supreme Court has indicated that transaction price is one of the relevant factors the Delaware Court of Chancery may consider in determining “fair value” and that absent deficiencies in the sale process the transaction price should be given “considerable weight.” Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”
The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each person is responsible for his, her or its attorneys’ and expert witness fees, although, upon application of a person whose name appears on the Chancery List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ and expert witness fees, be charged pro rata against the value of all Class A Common Stock entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. Determinations by the Delaware Court of Chancery are subject to appellate review by the Delaware Supreme Court.
Any person who has duly demanded appraisal in compliance with Section 262 will not be entitled to vote for any purpose any Class A Common Stock subject to such demand or to receive payment of dividends or other distributions on such Class A Common Stock, except for dividends or distributions payable to Desktop Metal stockholders of record at a date prior to the Effective Time.
To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262, on the other hand, Section 262 will govern.
Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a stockholder’s statutory appraisal rights.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of the material U.S. federal income tax consequences of the Merger to U.S. holders and non-U.S. holders (each as defined below) of shares of Class A Common Stock who receive cash in exchange for such shares of Class A Common Stock pursuant to the Merger. This discussion is for general informational purposes only and does not purport to be a complete analysis of all potential tax consequences of the Merger. The tax consequences of the Merger under other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local and non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case, in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could affect the accuracy of the statements and conclusions set forth in this summary. We have not sought, and do not intend to seek, any ruling from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the material U.S. federal income tax consequences of the Merger.
This discussion is limited to holders of shares of Class A Common Stock who hold such shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences that may be relevant to a holder in light of such holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax. In addition, this discussion does not address the U.S. federal income tax consequences to holders subject to special rules under the U.S. federal income tax laws, including, without limitation:
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U.S. expatriates and former citizens or long-term residents of the United States;

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U.S. holders whose functional currency is not the U.S. dollar;

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persons holding shares of Class A Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

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banks, insurance companies and other financial institutions;

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brokers or dealers in securities;

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traders in securities that elect to apply a mark-to-market method of tax accounting;

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“controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

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“S corporations,” partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities (and investors therein);

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real estate investment trusts and regulated investment companies;

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tax-exempt organizations or governmental organizations;

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persons deemed to sell their shares of Class A Common Stock under the constructive sale provisions of the Code;

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persons who own an equity interest, actually or constructively, in Nano or, following the Merger, the Surviving Corporation;

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persons who hold or received their shares of Class A Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation;

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persons for whom shares of Class A Common Stock constitute “qualified small business stock” under Section 1202 of the Code or as “section 1244 stock” for purposes of Section 1244 of the Code;

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tax-qualified retirement plans, individual retirement accounts or other tax deferred accounts; and

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“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

This discussion also does not address the U.S. federal income tax consequences to holders of shares of Class A Common Stock who exercise appraisal rights in connection with the Merger under the DGCL.
If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds shares of Class A Common Stock, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level.
Accordingly, partnerships holding shares of Class A Common Stock and partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences of the Merger to them.
THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX OR LEGAL ADVICE. HOLDERS OF SHARES OF CLASS A COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER ARISING UNDER THE U.S. FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX, INCLUDING ESTATE OR GIFT TAX LAWS, OR UNDER ANY STATE, LOCAL OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Tax Consequences to U.S. Holders
Definition of a U.S. Holder
For purposes of this discussion, a “U.S. holder” is any beneficial owner of shares of Class A Common Stock that, for U.S. federal income tax purposes, is or is treated as:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust that (i) is subject to the primary supervision of a U.S. court and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized to control all substantial decisions of the trust, or (ii) has a valid election in effect to be treated as a “United States person” for U.S. federal income tax purposes.

Effect of the Merger
The receipt of cash by a U.S. holder in exchange for shares of Class A Common Stock in the Merger will generally be a taxable transaction for U.S. federal income tax purposes. The amount of any taxable gain or loss realized by a U.S. holder who receives cash for shares of Class A Common Stock in the Merger will generally equal the difference, if any, between the amount of cash received for such shares (determined before the deduction of any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis in a share will generally be equal to the amount the U.S. holder paid for such share. The amount and character of such gain or loss and the holding period of shares will be determined separately for each block of shares of Class A Common Stock (that is, shares acquired at the same cost in a single transaction) exchanged for cash in the Merger. Any gain or loss realized by a U.S. holder upon the receipt of cash in exchange for a share of Class A Common Stock in the Merger will generally be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder has held such share for more than one year at the Effective Time. Otherwise, such gain or loss will be short-term capital gain or loss which is generally subject to U.S. federal income tax at the same rates as ordinary income. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, are generally taxable at a reduced rate. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding
Payments made to a U.S. holder in exchange for shares of Class A Common Stock pursuant to the Merger may be subject to information reporting to the IRS and backup withholding. To avoid backup withholding on such payments, U.S. holders that do not otherwise establish an exemption should complete and return to the paying agent a properly executed IRS Form W-9 included in the letter of transmittal certifying (1) that such holder is a U.S. person, (2) that the taxpayer identification number provided is correct, and (3) that such holder is not subject to backup withholding. Certain U.S. holders (including corporations) are not subject to backup withholding or information reporting rules.
Backup withholding is not an additional tax. Any amounts withheld from cash payments to a U.S. holder pursuant to the Merger under the backup withholding rules may be allowed as a refund or a credit against such U.S. holder’s U.S. federal income tax liability, if any; provided, the required information is timely furnished to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Tax Consequences to Non-U.S. Holders
Definition of a Non-U.S. Holder
For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of shares of Class A Common Stock that is neither a U.S. holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.
Effect of the Merger
A non-U.S. holder will generally not be subject to U.S. federal income tax on any gain realized on the receipt of cash in exchange for shares of Class A Common Stock in the Merger unless:
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the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is also attributable to a permanent establishment or, in the case of an individual, a fixed base, maintained by the non-U.S. holder in the United States);

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the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of Class A Common Stock in the Merger, and certain other requirements are met; or

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The Class A Common Stock constitutes a U.S. real property interest (“USRPI”) by reason of Desktop Metal’s status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes.

Gain described in the first bullet point above will generally be subject to U.S. federal income tax on a net income basis at the regular U.S. federal income tax rates in the same manner as if such non-U.S. holder were a U.S. holder. A non-U.S. holder that is a corporation for U.S. federal income tax purposes also may be subject to an additional branch profits tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), as adjusted for certain items.
A non-U.S. holder described in the second bullet point above will generally be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty) on gain realized upon the Merger, which may be offset by U.S.-source capital losses of the non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet point above, Desktop Metal believes that it is not and has not been a USRPHC for U.S. federal income tax purposes during the five-year period preceding the Merger. Because the determination of whether Desktop Metal is a USRPHC depends, however, on the fair market value of its USRPIs relative to the fair market value of its non-U.S. real property interests and its other business assets, there can be no assurance Desktop Metal is not and has not been a USRPHC for U.S. federal income tax purposes during the five-year period preceding the Merger. However, even if Desktop is or has been during the five-year period preceding the Merger a USRPHC, gain realized by a Non-U.S. Holder arising from the Merger will not be subject to U.S. federal income tax if the Class A Common Stock is “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market and such Non-U.S. Holder owned, actually and constructively, 5% or less of the Class A Common Stock throughout the shorter of the five-year period ending on the date of the Merger or the Non-U.S. Holder’s holding period.
Non-U.S. holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
Payments made to non-U.S. holders in the Merger may be subject to information reporting to the IRS and backup withholding. Non-U.S. holders generally can avoid information reporting and backup withholding by providing the paying agent with an applicable and properly executed IRS Form W-8BEN, W-8BEN-E or W-8ECI (or successor form), as the case may be, certifying under penalties of perjury the holder’s non-U.S. status or by otherwise establishing an exemption. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the non-U.S. holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.
THE DISCUSSION ABOVE OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL TAX CONSEQUENCES RELATING TO THE MERGER. THIS SUMMARY IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX OR LEGAL ADVICE. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH HOLDER SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO THE HOLDER AND THE PARTICULAR TAX EFFECTS TO THE HOLDER OF THE MERGER IN LIGHT OF SUCH HOLDER’S PARTICULAR CIRCUMSTANCES, INCLUDING THE TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX RULES, OR THROUGH THE APPLICATION OF ANY STATE, LOCAL OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Certain Israeli Tax Considerations
Prior to the Effective Time, Nano shall engage a U.S. bank or trust company to act as exchange and paying agent (the “U.S. Exchange Agent”) and, at Nano’s discretion, an Israeli sub-paying agent (the “Israeli Exchange Agent” and each of the U.S. Exchange Agent and Israeli Exchange Agent, as applicable, an “Exchange Agent”), in connection with the Merger for the purpose of paying the Merger Consideration. At or prior to the Effective Time, Nano shall deposit, with one or more Exchange Agents, cash sufficient to pay the Merger Consideration. All cash deposited with the Exchange Agent is hereinafter referred to as the “Exchange Fund”.
Nano is entitled to deduct and withhold from the consideration payable to the stockholders and option holders of Desktop Metal any amounts that are required to be withheld or deducted with respect to such consideration pursuant to Ordinance, the Code, if applicable, or any other applicable provisions of Israeli or non-Israeli tax laws. On July 17, 2024, Nano filed with the ITA the Tax Ruling, subject to provision and obtainment by Desktop Metal stockholders of certain documentation, as elaborated in the Merger Agreement, depending on the obtainment or non-obtainment of the Tax Ruling.
Subject to any other provision to the contrary in the Tax Ruling, if obtained, the Merger Consideration shall be retained by the Exchange Agent for the benefit of the stockholders for a period of twelve (12) months following the Closing Date (the “Exchange Fund Termination Date”), subject to disbursement by the Exchange Agent in accordance with the applicable provisions of Section 2.2(f)(ii) of the Merger Agreement, unless Nano or the Exchange Agent is otherwise instructed explicitly by the ITA, after which time the Exchange Fund shall be terminated.
If the Tax Ruling is obtained by the Closing Date, then no payment to a Stockholder shall be made prior to such date (which shall not be later than three (3) Business Days prior to the Exchange Fund Termination Date (the “Withholding Drop Date”)) where such stockholder delivers the following documentation (or such other documentation required under the Tax Ruling), as applicable, to the Payors (as defined below):
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With respect to a stockholder who holds five percent (5%) or more of the share capital of Desktop Metal (a “5% Holder”) (or any other holder not included in the Tax Ruling per its terms):

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a Valid Tax Certificate (as defined below) (or such other forms as are required under any applicable tax law); or

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a Tax Residency Certificate (as defined below).

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With respect to any stockholder covered under the Tax Ruling (which, for avoidance of doubt, shall not be a 5% Holder) a declaration for Israeli tax withholding purposes in the form to the Merger Agreement as Schedule 2.2(f)(ii)(B) (“Tax Declaration”) unless a different form of declaration is required by the provisions of the Tax Ruling, and any supporting documentation as may be required by the Tax Ruling, as applicable.

If the Tax Ruling is not obtained by the Closing Date, then no payment to a Stockholder shall be made prior to such date (which shall be no later than the Withholding Drop Date) where such Stockholder delivers the following documentation, as applicable, to the Exchange Agent:
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With respect to a 5% Holder:

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a Valid Tax Certificate (or such other forms as are required under any applicable Tax Law); or

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a Tax Residency Certificate.

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With respect to any holder which is not a 5% Holder, a Tax Declaration.

For the purposes hereof:
“Valid Tax Certificate” means a valid certificate or ruling issued by the ITA in form and substance reasonably acceptable to the Surviving Corporation, Nano and the Exchange Agent (each such entity and of their Affiliates (as defined in the Merger Agreement), a “Payor”), and reasonably satisfactory to Payor: (a) exempting such Payor from the duty to withhold Israeli taxes with respect to the applicable payment,

(b) determining the applicable rate of Israeli Taxes to be withheld from the applicable payment (c) providing any other instructions regarding the payment or withholding with respect to the applicable payment, or (d) a Tax Residency Certificate.
“Tax Residency Certificate” means a certificate issued by the applicable tax governmental authority in which the stockholder resides confirming that such stockholder is considered a tax resident of such state, which is valid in the tax year during which the Exchange Agent pays the Merger Consideration to such holder.
Insofar as the respective stockholder has timely met the applicable requirements above then the Exchange Agent shall promptly pay to such stockholder the Merger Consideration allocable to such stockholder without deduction or withholding for Israeli taxes (or, with such deduction as required under the Tax Ruling, or pursuant to the Valid Tax Certificate, if applicable, as reasonably determined by Payor, and subsequent remittance to the ITA).
If a stockholder fails to deliver the required documentation prior to the Exchange Fund Termination Date, but has otherwise complied with the requirements of Section 2.2(a) of the Merger Agreement, then the Exchange Agent shall promptly pay to such stockholder the Merger Consideration allocable to such stockholder, subject to such deduction as required under the Tax Ruling, or pursuant to Section 2.2(f)(i) of the Merger Agreement, as applicable, as reasonably determined by Payor, and subsequent remittance to the ITA.
Unless otherwise determined in the Tax Ruling, if obtained, any withholding made in New Israeli Shekels with respect to payments made hereunder in Dollars shall be calculated based on a conversion rate on the date the payment is actually made to any recipient and any currency conversion commissions will be borne by the applicable payment recipient and deducted from payments to be made to such payment recipient.
Unless otherwise determined in the Tax Ruling, any portion of the Exchange Fund (including any interest received with respect thereto) that remains undistributed to the stockholders who has not theretofore complied with Article II of the Merger Agreement until the Exchange Fund Termination Date shall be delivered to Nano and any stockholder who has not theretofore complied with Article II of the Merger Agreement shall thereafter look only to Nano for payment of its claim for Merger Consideration, and thereafter any withholding in connection with the payment of the Merger Consideration to such stockholder shall be made in accordance with the procedures outlined above.
THE DISCUSSION ABOVE OF CERTAIN ISRAELI TAX CONSIDERATIONS IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL TAX CONSEQUENCES RELATING TO THE MERGER AND ANY RELATED WITHHOLDING. THIS SUMMARY IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX OR LEGAL ADVICE. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH HOLDER SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICABILITY OF THE RULES DISCUSSED ABOVE TO THE HOLDER AND THE PARTICULAR TAX EFFECTS TO THE HOLDER OF THE MERGER IN LIGHT OF SUCH HOLDER’S PARTICULAR CIRCUMSTANCES, INCLUDING THE TAX CONSEQUENCES ARISING UNDER THE TAX RULING, TO THE EXTENT OBTAINED, OR THROUGH THE APPLICATION OF ANY TAX LAWS OR UNDER ANY APPLICABLE TAX TREATY.
Regulatory Approvals Required for the Merger
General
Desktop Metal, Nano and Merger Sub have agreed to cooperate with each other and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and assist and cooperate with the other parties in doing all things necessary, proper or advisable to consummate and make effective, as soon as reasonably possible, the Merger and the other transactions contemplated by the Merger Agreement, including using reasonable best efforts to (i) make or cause to be made any filing required under the HSR Act relating to the Merger, a filing under the Investment Canada Act, and foreign direct investment filings with the applicable government authorities in Germany and Italy relating to the Merger and other required filings subject to further analysis; (ii) prepare and file a draft CFIUS notice, and, after receipt of confirmation reasonably acceptable to both Nano and Desktop Metal, submit the CFIUS notice, (iii) prepare and file other necessary and advisable registrations, declarations, notices, petitions, applications and filings relating to the Merger, including the notice required under 22 C.F.R. section 122.4(b) of the ITAR, with other governmental entities under antitrust, competition, foreign direct investment, trade regulation or similar law as soon as reasonably practicable or where the ability to control timing of the registration, declaration, notice, petition, application or filing is not within the control of the submitting party, commence pre-submission consultation procedures for, any registrations, declarations, notices, petitions, applications and filings with such governmental entities (and thereafter make any other required submissions and respond as promptly as reasonably practicable to any requests for additional information or documentary material); (iv) obtain all consents or nonactions from any governmental entity or other person which are required to be obtained under any other antitrust, competition, foreign direct investment, trade regulation or similar law in connection with the consummation of the Merger and the other transactions contemplated by the Merger Agreement, including the CFIUS approval, (v) seek to avoid or prevent the initiation of any investigation, inquiry, claim, action, suit, arbitration, litigation or proceeding by or before any governmental entity challenging the Merger or the consummation of the other transactions contemplated by the Merger Agreement, and (vi) furnish to the other all assistance, cooperation and information required for any such registration, declaration, notice or filing in order to achieve the effects set forth in the foregoing sub-clauses (i) and (v).
Requisite Regulatory Approvals
With respect to the United States, under the HSR Act and the rules promulgated thereunder, the Merger may not be completed until notification and report forms have been filed with the FTC and the DOJ, and the applicable waiting period (or any extensions thereof) has expired or been terminated. In the United States, Desktop Metal and Nano each filed an HSR notification, with the FTC and the DOJ on July 24, 2024.
At any time before or after consummation of the Merger, notwithstanding the termination of the waiting period under the HSR Act, the DOJ or the FTC, or any state or some foreign governmental entities, could take such action under the antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of Desktop Metal and Nano. Private parties also may seek to take legal action under the antitrust laws under certain circumstances.
There can be no assurance that the DOJ, the FTC or any other governmental entity or any private party will not attempt to challenge the Merger on antitrust or competition grounds, and, if such a challenge is made, there can be no assurance as to its result.
As of the date of this proxy statement, subject to receipt of required regulatory approvals and satisfaction or waiver of the other conditions to completion of the Merger, Desktop Metal anticipates that the Merger will close in the fourth quarter of 2024.
For a description of the parties’ obligations with respect to regulatory approvals related to the Merger, see the section entitled “The Merger Agreement — Reasonable Best Efforts and Regulatory Approvals”.
Delisting and Deregistration of Desktop Metal’s Class A Common Stock
If the Merger is completed, the Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, and following that delisting and deregistration, Desktop Metal will no longer be required to file periodic reports with the SEC with respect to the Class A Common Stock.

THE MERGER AGREEMENT
The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully and in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
The following summary of the Merger Agreement is included in this proxy statement only to provide you with information regarding the terms and conditions of the Merger Agreement, and not to provide any other factual information regarding Nano, Desktop Metal or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this proxy statement and in the documents incorporated by reference herein.
The representations, warranties and covenants contained in the Merger Agreement and described in this proxy statement were made only for purposes of the Merger Agreement and as of specific dates and may be subject to more recent developments. These representations, warranties and covenants were made solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by reference to certain information Nano and Desktop Metal filed with the SEC prior to the date of the Merger Agreement, as well as by confidential disclosure letters that the parties prepared and delivered in connection with the execution of the Merger Agreement, for the purposes of allocating risk between parties to the Merger Agreement instead of establishing these matters as facts, and may apply standards of materiality in a way that is different from what may be viewed as material by you or by other investors. Accordingly, these representations and warranties alone may not describe the actual state of affairs as of the date they were made or at any other time. The representations and warranties contained in the Merger Agreement do not survive the Effective Time of the Merger. For the foregoing reasons, neither shareholders of Nano nor stockholders of Desktop Metal should rely on the representations, warranties and covenants contained in the Merger Agreement as characterizations of the actual state of facts or condition of Nano or Desktop Metal or any of their respective subsidiaries or affiliates. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Nano and Desktop Metal. Stockholders of Desktop Metal should rely only upon the information presented in this proxy statement and information filed with the SEC and incorporated herein by reference in evaluating the Merger and determining their vote at the Desktop Metal stockholders’ meeting.
Structure
Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub, a direct, wholly owned subsidiary of Nano Dimension USA, which is a direct, wholly-owned subsidiary of Nano, will merge with and into Desktop Metal, with Desktop Metal continuing as the surviving corporation and as an indirect, wholly-owned subsidiary of Nano.
Merger Consideration
Capital Stock.   Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time:
All shares of preferred stock of the Company and all shares of Common Stock of the Company that are held in the Company’s treasury or are held directly by the Company, Nano or Merger Sub immediately prior to the Effective Time (collectively, with the Dissenting Shares, “Excluded Shares”) will, as of immediately prior to the Effective Time, be cancelled and shall cease to exist, and no consideration shall be paid or payable in respect thereof.
Each share of Common Stock of the Company that is issued and outstanding immediately prior to the Effective Time, other than the Excluded Shares, will be converted into the right to receive, an amount of cash equal to $5.50, minus (x) the product of (A) the aggregate principal amount outstanding under the Bridge Loan Facility, together with accrued and unpaid interest as of the closing of the Merger, divided by $2.5 million, and (B) $0.10 (provided that in no event shall the adjustment pursuant to this clause (x) be greater than $0.80), minus (y) the product of (A) all unpaid Company Transaction Expenses (as defined in the Merger Agreement) as of the closing of the Merger divided by $2.5 million, and (B) $0.10 (provided that in no event shall the adjustment pursuant to this clause (y) be greater than $0.60), and minus (z) to the extent certain executives of the Company do not execute Severance Letter Agreements prior to the closing of the Merger, $0.0325, in each of the foregoing cases (x), (y) and (z), subject further to any tax withholding (such amount, the “Per Share Merger Consideration”). All shares of Common Stock, when converted, will no longer be outstanding and will automatically be cancelled and will cease to exist, and each holder of Desktop Metal certificates and each holder of Desktop Metal book entry shares will cease to have any rights with respect thereto, except the right to receive the Per Share Merger Consideration to be issued in consideration therefor. By virtue of the Merger and without any action on the part of the parties or any of their respective shareholders or stockholders, each share of Common Stock of Merger Sub, par value $0.0001, issued and outstanding immediately prior to the Effective Time will be cancelled and will cease to exist and will be converted into one fully paid and nonassessable share of Common Stock of Desktop Metal, as the surviving corporation of the Merger.
Stock Options.   Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each Company Stock Option that is outstanding and unexercised immediately prior to the Effective Time will be cancelled and the holder of such Company Stock Option will be entitled to receive, in full satisfaction of the rights of such holder with respect to the Company Stock Option, the Per Share Merger Consideration in respect of each Net Share covered by such Company Stock Option, without interest and less applicable tax withholdings. To the extent there is no Net Share covered by a Company Stock Option, the Company Stock Option will be cancelled for no consideration.
Restricted Stock Unit Awards.   Subject to the terms and conditions set forth in the Merger Agreement each Company RSU Award outstanding immediately prior to the Effective Time that remains unvested at the Effective Time will automatically be cancelled and replaced with a Replacement RSU Award on similar terms and conditions that were applicable to the Company RSU Award under either the Desktop Metal, Inc. 2020 Incentive Award Plan, as amended, the Make Composites, Inc. 2018 Equity Incentive Plan, as amended, or the Desktop Metal, Inc. 2015 Stock Incentive Plan, as amended (each, a “Company Incentive Award Plan”), as applicable, prior to the Effective Time. With limited exceptions for certain specified holders of Company RSU Awards, as described in the Merger Agreement, the Replacement RSU Awards will vest pro-rata over the three (3) years following the closing of the Merger. Each Replacement RSU Award will cover a number of Nano Ordinary Shares determined by multiplying the number of shares of Common Stock covered by the Replacement RSU Award immediately prior to the Effective Time by the quotient obtained by dividing (a) the Per Share Merger Consideration by (b) the volume-weighted average price of an American depositary share of Nano (representing a beneficial interest in one (1) Nano Ordinary Share) for the ten (10) consecutive trading days ending on (and including) the trading day that is immediately preceding the day that is three (3) days prior to the closing of the Merger, rounding down to the nearest whole number of shares and subject to certain customary reductions. However, in no event shall the number of Nano Ordinary Shares underlying such Replacement RSU Awards exceed the Maximum ADS Amount (as defined in the Merger Agreement).
Performance-Based Restricted Stock Unit Awards.   Subject to the terms and conditions set forth in the Merger Agreement, each Company PSU Award outstanding immediately prior to the Effective Time that remains unvested shall automatically be cancelled in full, as of the Effective Time, and each holder of such Company PSU Award shall no longer have any rights to such award.
Effective Time; Closing
The closing of the Merger will occur on the date that is five (5) business days following the satisfaction or (to the extent permitted by law) waiver of the conditions to closing set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the closing of the Merger, but subject to the satisfaction or (to the extent permitted by law) waiver of those conditions) described under “The Merger Agreement — Conditions to the Closing of the Merger,” or at such other time and date as may be agreed in writing between the parties to the Merger Agreement (such date, the “Closing Date”). Subject to the provisions of the Merger Agreement, as soon as practicable on the Closing Date, Desktop Metal and Merger Sub will file with the Secretary of State of the State of Delaware a certificate of merger, executed in accordance with the relevant provisions of the DGCL. The Merger will become effective at the time that the certificate of merger has been duly filed with the Secretary of State of the State of Delaware, or at such later time as Nano and Desktop Metal may agree and specify in such certificate of merger.
Exchange of Merger Consideration
Prior to the Effective Time, Nano will engage an exchange and paying agent (the “U.S. Exchange Agent”) reasonably acceptable to Desktop Metal and, at Nano’s discretion, an Israeli sub-paying agent (the “Israeli Exchange Agent,” and together with the U.S. Exchange Agent, the “Exchange Agent”), in connection with the Merger for the purpose of exchanging certificates or uncertificated shares of Common Stock for the Per Share Merger Consideration. At or prior to the Effective Time, Nano will deposit, or cause to be deposited, with the Exchange Agent, cash sufficient to pay the Merger Consideration (as defined in the Merger Agreement). All cash deposited with the Exchange Agent is referred to as the “Exchange Fund.”
As promptly as practicable after the Effective Time, Nano will cause the Exchange Agent to mail to each holder of Desktop Metal certificates, which at the Effective Time were converted into the right to receive the Per Share Merger Consideration with respect to each share of Class A Common Stock held by it immediately prior to the Effective Time, a form of letter of transmittal specifying that delivery will be effected, and risk of loss and title to the Desktop Metal certificates will pass, only upon proper delivery of such certificate (or affidavits of loss in lieu thereof) to the Exchange Agent and will be in such form and have such provisions as Nano may specify subject to Desktop Metal’s reasonable approval, together with instructions thereto, along with all information required by the Exchange Agent related to any tax withholding rights held by Desktop Metal, Nano, Merger Sub, or their respective affiliates. Neither any holder of any Desktop Metal book entry shares whose shares of Class A Common Stock were converted pursuant to the terms of the Merger Agreement into the right to receive the Per Share Merger Consideration nor any holder of Company Stock Options that is entitled to receive the Per Share Merger Consideration (although subject to other requirements pursuant to the Merger Agreement) will be required to deliver a Desktop Metal certificate (nor an affidavit of loss in lieu thereof nor an indemnity bond) or an executed letter of transmittal, as applicable, to the Exchange Agent to receive the Per Share Merger Consideration.
Upon (i) the surrender of the Desktop Metal certificates for cancellation to the Exchange Agent or (ii) in the case of Desktop Metal book entry shares, the receipt of an “agent’s message” by the Exchange Agent (together with a duly, completely and validly executed letter of transmittal, and such other documents as may reasonably be required by the Exchange Agent), the holders of such shares of Common Stock will be entitled to receive the Per Share Merger Consideration with respect to each share of Common Stock held by such holder immediately prior to the Effective Time, subject to any tax withholding and without any interest Effective Time.
Termination of Exchange Fund
Subject to any tax withholding ruling, any portion of the Exchange Fund (including any interest received) that remains undistributed to the holders of Common Stock or Company Stock Options who have not complied with the relevant provisions of the Merger Agreement for twelve (12) months after the Closing Date will be delivered to Nano and any holder of Common Stock who has not before that time complied with the relevant terms of the Merger Agreement will thereafter look only to Nano for payment of its claim for the Per Share Merger Consideration and thereafter any withholding in connection with the payment of the Per Share Merger Consideration to such holder shall be made pursuant to the procedures outlined in the Merger Agreement.
In addition, under the Merger Agreement, any portion of the Exchange Fund which remains unclaimed by the holders of Desktop Metal certificates or the holders of evidence of Desktop Metal book entry shares for five (5) years after the Effective Time (or immediately prior to such earlier date on which the exchange fund would otherwise escheat to, or become property of, any governmental authority) will become, to the extent permitted by applicable law, the property of Nano, free and clear of any claim or interest of any person previously entitled thereto.
Representations and Warranties
The Merger Agreement contains representations and warranties made by Desktop Metal relating to, among other topics, the following:
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organization, standing and power;

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Desktop Metal subsidiaries;

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capitalization;

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authority to execute and deliver the Merger Agreement and perform obligations thereunder and enforceability of the Merger Agreement;

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absence of conflicts of the Merger Agreement with, or any default or violation under, organizational documents, material contracts and instruments or applicable law or regulation;

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no required registrations or consents in connection with the Merger;

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receipt of necessary authorizations;

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filings with the SEC and financial statements;

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absence of undisclosed liabilities;

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accuracy of information supplied for SEC filings;

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absence of certain changes or events from March 31, 2024 through the date of the Merger Agreement;

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employee benefit plans;

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labor matters and employment law compliance;

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litigation, product defects and warranties;

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compliance with applicable laws and applicable court orders;

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environmental matters;

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material contracts;

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intellectual property matters;

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real property matters;

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tax matters;

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related party transactions;

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insurance;

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broker fees and expenses due in connection with the Merger;

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receipt of the opinion of a financial advisor; and

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stock ownership, antitakeover statutes and rights agreements.

The Merger Agreement also contains representations and warranties made by Nano and/or Merger Sub, as applicable to, relating to, among other topics, the following:
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organization, standing and power;

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formation of Merger Sub;

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absence of engagement in any business or activity other than activities related to its corporate organization and the execution and delivery of the Merger Agreement;

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authority to execute and deliver the Merger Agreement and perform obligations thereunder and enforceability of the Merger Agreement;

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absence of conflicts of the Merger Agreement with, or any default or violation under, organizational documents, material contracts and instruments or applicable law or regulation;

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no required registrations or consents in connection with the Merger;

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receipt of necessary authorizations;

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accuracy of information supplied for SEC filings;

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absence of certain changes or events from March 31, 2024 through the date of the Merger Agreement;

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litigation matters;

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broker fees and expenses due in connection with the Merger;

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the adoption of resolutions by the Board of Directors of the Merger Sub with respect to the Merger Agreement;

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stock ownership; and

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financial capacity to perform its, and cause Merger Sub to perform its, obligations under the Merger Agreement and to have sufficient funds to pay the Merger Consideration.

The representations and warranties in the Merger Agreement do not survive the closing of the Merger, subject to certain customary exceptions.
Many of the representations and warranties of Nano and Desktop Metal are qualified by disclosure schedules and as to “materiality” or “material adverse effect.” In addition, there is a separate stand-alone condition to the completion of the Merger for Desktop Metal that requires the absence of any Company Material Adverse Effect.
For purposes of the Merger Agreement, “material adverse effect” means, with respect to Desktop Metal (a “Company Material Adverse Effect”), any effect, change, event, circumstance, condition, occurrence or development that, either individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, properties, results of operations or financial condition of Desktop Metal and its subsidiaries taken as a whole. However, a Company Material Adverse Effect will not be deemed to include the impact of (i) changes, after the date hereof, in accounting principles generally accepted in the United States of America (which is referred to as GAAP) or applicable regulatory accounting requirements; (ii) changes, after the date of the Merger Agreement, in applicable laws, or interpretations thereof by courts or governmental entities; (iii) changes, after the date of the Merger Agreement, in global, national or regional political conditions (including the outbreak of war or acts of terrorism, or the escalation of any conflict) or in economic, market (including equity, credit and debt markets, as well as changes in interest rates) or other general industry-wide conditions affecting the industries in which Desktop Metal and its subsidiaries operates; (iv) the announcement or the existence of, compliance with, pendency of or performance under, the Merger Agreement or the transactions contemplated thereby or the identity of the parties to the Merger Agreement or any of their affiliates (provided that the exception in this clause (iv) will not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution of or performance under the Merger Agreement or the consummation of the transactions contemplated thereby and will not apply to any covenant to use commercially reasonable efforts to operate in the ordinary course); (v) a decline in the trading price of Desktop Metal’s capital stock, but not including any underlying causes thereof to the extent not otherwise excluded pursuant to subclauses (i) through (ix); (vi) any natural disaster, earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other similar event; (vii) any epidemic, disease outbreak or pandemic (including COVID-19 (and, for the avoidance of doubt, any loss of customers, suppliers, orders, contracts or other business relationships resulting from, or in connection with, COVID-19 or certain specified measures taken in response thereto)), public health emergency or widespread occurrence of infectious disease or other acts of God; (viii) any action taken by Desktop Metal or any of its subsidiaries at the written request of Nano; and (ix) actions or claims made or brought by any of the current or former shareholders or stockholders of Desktop Metal (or on their behalf or on behalf of Desktop Metal) against Desktop Metal or any of its directors, officers or employees arising out of the Merger Agreement or the transactions contemplated thereby (including certain actions or claims set forth in the disclosure schedules); except, with respect to subclause (i) to (iii), (vi) and (vii) to the extent that such effect, change, event, circumstance, condition, occurrence or development disproportionately affects the business, properties, results of operations or financial condition of Desktop Metal and its subsidiaries, taken as a whole, as compared to other companies in the industry in which Desktop Metal and its subsidiaries operate. For purposes of the Merger Agreement, “material adverse effect” means, with respect to Nano (a “Parent Material Adverse Effect”), any effect, change, event, circumstance, condition, occurrence or development that, either individually or in the aggregate, has or would reasonably be expected to materially impair or prevent the ability of Nano or Merger Sub to consummate the transactions contemplated by the Merger Agreement. There is also a separate stand-alone condition to the completion of the Merger for Nano that requires the absence of any Parent Material Adverse Effect.
Conduct of Business by Desktop Metal Pending the Merger
Subject to certain exceptions, between the date of the Merger Agreement and the Effective Time (or the earlier valid termination of the Merger Agreement), Desktop Metal will, and will cause its respective subsidiaries to, use commercially reasonable efforts to (x) conduct its business in the ordinary course, consistent with past practice in all material respects and (y) preserve intact its business organization and advantageous business relationships and keep available the services of its current officers and key employees and maintain its relationships with key customers, suppliers, licensors, licensees and distributors and others having material business dealings with them.
Without limiting the generality of the foregoing, subject to certain exceptions, between the date of the Merger Agreement and the Effective Time (or the earlier valid termination of the Merger Agreement), Desktop Metal will not, and will not permit any of its respective subsidiaries to, do any of the following without the prior written consent of Nano (which with respect to certain actions may not be unreasonably withheld, conditioned or delayed, and with respect to certain other actions may be provided or withheld in its sole discretion):
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declare, set aside or pay any dividends or make other distributions;

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split, combine, subdivide or reclassify any of its capital stock, or securities convertible into or exchangeable or exercisable for capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock;

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repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any of its or its affiliates’ shares of capital stock or any securities convertible into or exchangeable or exercisable for its or its subsidiaries’ capital stock;

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issue, deliver, sell, grant, pledge or otherwise encumber or subject to any lien (other than certain permitted liens): any shares of capital stock of it or its subsidiaries, including without limitation granting any new awards, or amending or modifying the terms of any outstanding awards, under any Desktop Metal incentive award plan and/or take any action to accelerate the vesting or lapsing of restrictions or payment of compensation or benefits under any Desktop Metal incentive award plan;

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(x) amend the certificate of incorporation or bylaws (whether by merger, consolidation or otherwise) of Desktop Metal (y) amend in any material respect the charter or organizational documents of any of its subsidiaries (whether by merger, consolidation or otherwise);

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adopt a plan of complete or partial liquidation, dissolution, recapitalization or restructuring;

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make any material change in financial accounting methods, principles or practices;

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change or modify in any manner the existing credit, collection and payment policies, procedures and practices in respect to accounts receivable and accounts payable;

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merge or consolidate with, or directly or indirectly acquire in any transaction, any equity interest in or business of any person;

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sell, lease (as lessor), license, mortgage, sell and leaseback or otherwise encumber or subject to any lien (other than certain permitted liens), or otherwise dispose of any properties or assets (other than sales of products or services in the ordinary course of business consistent with past practice) or any interests therein;
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authorize, make or incur any capital expenditures or obligations or liabilities in connection therewith;

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incur or refinance any indebtedness (except indebtedness solely between such party and a wholly-owned subsidiary or between wholly-owned subsidiaries, payments required to be made under the Convertible Notes (together with all accrued interests, fees and other expenses) at maturity, in accordance with the Company Indenture, or any indebtedness related to the Bridge Loan Facility);

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make any material loans, advances (other than for ordinary course business expenses consistent with past practice) or capital contributions to, or investments in, any other person, other than loans, advances, capital contributions or investments by Desktop Metal to or in, as applicable, one or more of its wholly-owned subsidiaries, by any subsidiary of Desktop Metal to or in, as applicable, Desktop Metal or any wholly-owned subsidiary of Desktop Metal, advancement of expenses under Desktop Metal’s certificate of incorporation or Desktop Metal’s bylaws or investments in cash equivalents in the ordinary course of business consistent with past practice;

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waive, release, assign, settle or compromise any claim, action or proceeding, other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (i) equal to or lesser than the amounts specifically reserved with respect thereto on the balance sheet included in its SEC documents or (ii) that do not exceed $250 thousand in the aggregate;

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voluntarily terminate, suspend abrogate, amend, let lapse or modify any material Desktop Metal permit in a manner materially adverse to Desktop Metal and its subsidiaries, taken as a whole;

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assign, abandon, subject to a lien (other than a permitted lien), convey title (in whole or in part), exclusively license or grant (and, in the case of Nano, encumber) any right or other licenses to material intellectual property rights owned or exclusively licensed to it or any of its subsidiaries, other than the abandonment of intellectual property rights or the grant of non-exclusive licenses to customers in the ordinary course of business consistent with past practice, or enter into licenses or agreements that impose material restrictions upon it or any of its affiliates with respect to its material licensed intellectual property;

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amend, modify, waive or terminate any material contract, in each case if such amendment, modification, waiver or termination would have an adverse effect that, individually or in the aggregate, is material to Desktop Metal and its subsidiaries, taken as a whole, or enter into any contract that would be a material contract if it had been entered into prior to the date of the Merger Agreement;

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enter into any new line of business outside of its existing business or discontinue any existing line of business;

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make, change or revoke any material tax election, change any annual tax accounting period, change any method of tax accounting, enter into any closing agreement with respect to taxes, settle or surrender or otherwise concede, terminate or resolve any tax claim, audit, investigation or assessment, apply for a ruling from any taxing authority, or take any action outside the ordinary course of business that would have the effect of materially increasing the tax liability of Desktop Metal or any of its subsidiaries existing on the Closing Date;

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except as required by any benefit plan or collective bargaining agreement in effect as of the date of the Merger Agreement, (i) grant or announce any cash or equity-based incentive awards, severance or termination pay, retention bonuses, transaction or change-in-control bonuses or any increase in salary, wage or other compensation, to any of its current or former employees, officers, or directors, other than in connection with certain enumerated exceptions; (ii) hire, terminate (other than for cause), or promote any employees or officers, except in the ordinary course of business consistent with past practice with respect to an employee or officer with total annual compensation and incentive compensation opportunity that does not exceed $250,000 per employee or officer; (iii) establish, adopt, enter into, amend, modify or terminate in any material respect any collective bargaining agreement or material benefit plan; (iv) take any action or agree or commit to accelerate any rights, benefits or the lapsing of any restrictions, or the funding of any payments or benefits, payable to any current or former employee, officer, or director of Desktop Metal or its subsidiaries; or (v) amend the terms of any outstanding equity awards;
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with respect to Desktop Metal, amend, modify, supplement or terminate the Company Indenture or take any action that would result in a change to the conversion rate or that would cause the redemption of the Convertible Notes to be accelerated;

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incur transaction expenses that, in the aggregate, exceed $15.0 million; or

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agree to take or make any commitment to take any of the foregoing actions.

Conduct of Business by Nano Pending the Merger
Subject to certain exceptions, between the date of the Merger Agreement and the Effective Time (or the earlier valid termination of the Merger Agreement), Nano will not do any of the following without the prior written consent of Desktop Metal:
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solicit proxies in connection with the approval of an amendment of the current Nano Articles or amend in any material respect the charter or organizational documents of any Nano subsidiary that will prevent or delay the merger or consummation of the transactions contemplated by the Merger Agreement unless required by applicable law or any order, ruling or decree issued by a governmental entity;

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adopt a plan of complete or partial liquidation; or

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agree to take or make any commitment to take any of the foregoing actions.

Employment Matters
The Merger Agreement provides that, from the Effective Time through December 31, 2024 (or if shorter, during the period of employment), Nano will, or will cause its subsidiaries to, provide to each Desktop Metal employee who continues to be employed after the Effective Time at least the same annual base salary or wage rate, as applicable, as provided to such continuing employee immediately prior to the Effective Time, except that in the event there is a reduction of base salaries or wage rates that affects substantially all employees of Nano after the Effective Time, the annual base salary or wage rate of the similarly situated continuing employees may be commensurately reduced. Nano and Desktop Metal will cooperate in good faith in reviewing, evaluating and analyzing the benefit plans of Nano and Desktop Metal with a view towards developing appropriate new benefit plans (or selecting existing benefit plans), referred to as the new benefit plans, that will apply to Nano employees (including the Desktop Metal continuing employees) after the Effective Time. The new benefit plans will, to the extent permitted by applicable law, and among other things, treat similarly situated employees on a substantially equivalent basis, taking into account all relevant factors, including duties, geographic, location, tenure, qualifications and abilities, and will not discriminate between employees who were covered by Nano benefit plans, on the one hand, and those covered by Desktop Metal benefit plans, on the other hand, at the Effective Time.
The Merger Agreement also provides that, for purposes of eligibility, participation, vesting and level of benefits (except (i) for purposes of benefit accrual under any defined benefit pension plan or retiree medical plan, (ii) vesting under any equity or equity-based compensation plans, (iii) to the extent such credit would result in a duplication of benefits or (iv) under any grandfathered or frozen plan), under the new benefit plans, service with or credited by Desktop Metal or Desktop Metal subsidiaries, to each employee who continues to be employed after the Effective Time will be treated as service with Nano and the Nano subsidiaries to the same extent such service was taken into account under the analogous Desktop Metal benefit plan prior to the Effective Time. With respect to any new benefit plan in which any continuing employee first becomes eligible to participate on or after the Effective Time, Nano will use commercially reasonable efforts to: (a) waive all preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to such employees and their eligible dependents, except to the extent such pre-existing conditions, exclusions or waiting periods would apply under the analogous Nano or Desktop Metal benefit plan, as applicable, and (b) provide such employees and their eligible dependents with credit for any copayments and deductibles paid prior to the Effective Time (or, if later, prior to the time such employee commenced participation in the new benefit plan) under a Nano or Desktop

Metal benefit plan, as applicable (to the same extent such credit was given under the analogous Nano or Desktop Metal benefit plan) in satisfying any applicable deductible or out-of-pocket requirements under any new benefit plan.
Nothing in the Merger Agreement or this proxy statement/prospectus will (i) be construed as an amendment or other modification of, or the termination of, any employee benefit plan or arrangement, (ii) limit the right of Nano, Desktop Metal or any of their respective subsidiaries to amend, terminate or otherwise modify any employee benefit plan or arrangement, (iii) be construed to create any third party beneficiary rights in any continuing employee, or any other current or former employee or service provider or any of their respective beneficiaries, or (iv) be construed to limit the right of Nano, Desktop Metal or their respective subsidiaries to terminate the employment of any employee or service provider in accordance with applicable law.
Certain Additional Covenants
The Merger Agreement also contains additional covenants, including, among others, with respect to (a) tax matters; (b) cash reporting; (c) access to information and confidentiality; (d) actions to be taken by Nano and Desktop Metal regarding the delisting of Common Stock from the NYSE and deregistration of the Common Stock under the Exchange Act; (e) coordination with respect to litigation relating to the Merger; (f) public statements with respect to the transactions contemplated by the Merger Agreement; (g) the treatment of the Convertible Notes; (h) the Bridge Loan Facility; and (i) notification of certain events between the date of the Merger Agreement and the closing of the Merger.
Stockholder Meeting
Desktop Metal has agreed to take all action necessary in accordance with (i) applicable law and (ii) its certificate of incorporation and bylaws, as applicable, to duly call, give notice of, convene and hold a meeting of its stockholders, as applicable, for the purpose of seeking the approval of Desktop Metal’s stockholders of the Merger Proposal, as soon as practicable after the date the SEC has informed Desktop Metal that it has no further comments to the Proxy Statement. Subject to the terms of the Merger Agreement, Desktop Metal has agreed, through its board, to recommend to its stockholders, that they give the approval of the Merger Proposal and to include such recommendation in this proxy statement. Desktop Metal has agreed, subject to the terms of the Merger Agreement, to use its reasonable best efforts to solicit sufficient proxies from its stockholders in favor of the Merger Proposal and to take all other actions necessary or advisable to secure the approval of Desktop Metal’s stockholders of the Merger Proposal (including engaging a nationally recognized proxy solicitation firm).
The Board has unanimously recommended that the Desktop Metal stockholders vote “FOR” the approval of the stockholder resolutions required for the consummation of the transactions contemplated by the Merger Agreement, including as set forth in the other proposals included in this proxy statement. However, the Board may withhold, withdraw, qualify, modify or amend its recommendation in a manner adverse to Nano or recommend a Superior Proposal under certain specified circumstances as discussed below under “— No Solicitation” and “— Changes in Recommendation of the Board of Directors Desktop Metal.”
No Solicitation
No Solicitation by Desktop Metal
Under the terms of the Merger Agreement, Desktop Metal has agreed that, except as expressly permitted under the Merger Agreement, it will not, and will cause its subsidiaries and its and their respective directors and officers not to, and will use reasonable best efforts to cause its other representatives not to, directly or indirectly:
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solicit, initiate, induce, facilitate, or knowingly encourage any Acquisition Proposal or any inquiry, expression of interest, proposal or offer that could reasonably be expected to lead to such an Acquisition Proposal;

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take any action to make the provisions of any takeover statute (including approving any transaction under, or a third party becoming an “interested stockholder” under, Section 203 of the DGCL) inapplicable to any transaction contemplated by an Acquisition Proposal with respect to Desktop Metal;

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enter into, participate in, maintain or continue any communications, discussions or negotiations regarding, or deliver or make available any non-public information with respect to, or take any other action regarding, any inquiry, expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal with respect to Desktop Metal;

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enter into any letter of intent or any other contract, agreement, memorandum of understanding, commitment or other arrangement contemplating or otherwise relating to any Acquisition Proposal with respect to Desktop Metal (whether binding or nonbinding);

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terminate, amend, release, modify or fail to enforce any provision (including any standstill or similar provision) of, or grant any permission, waiver or request under, any confidentiality, standstill or similar agreement; or

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resolve, propose or agree to do any of the foregoing.

Desktop Metal agreed that promptly upon execution of the Merger Agreement, it would, and would cause its subsidiaries to, and would cause its and their respective directors and officers to, and would use its reasonable best efforts to cause its other representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted before the date of the Merger Agreement with respect to any Acquisition Proposal, or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal with respect to Desktop Metal, use reasonable best efforts to request the prompt return or destruction of all confidential information furnished with respect to discussions prior to the date of the Merger Agreement in respect of an Acquisition Proposal with respect to Desktop Metal, to the extent that Desktop Metal is entitled to have such documents returned or destroyed, and promptly terminate all physical and electronic data room access previously granted to any such person or its representatives.
Notwithstanding the foregoing restrictions, Desktop Metal is permitted, prior to obtaining the approval of Desktop Metal’s stockholders of the Merger Proposal, to furnish information regarding Desktop Metal to, or enter into discussions and negotiations with, any person if:
•
it has received from such person a bona fide written Acquisition Proposal that, after consultation with its financial advisor and outside legal counsel, the Board determines in good faith is, or would reasonably be expected to result in, a Superior Proposal (and such proposal has not been withdrawn);

•
such Acquisition Proposal was not solicited, initiated, induced, facilitated or knowingly encouraged in violation of the terms of the Merger Agreement;

•
the Board determines in good faith, after having consulted with its outside legal counsel, that failure to take such action would reasonably be expected to constitute a breach of its duties under applicable law;

•
prior to furnishing any such information or entering into such negotiations or discussions, it obtains from such person an executed confidentiality agreement containing provisions (including nondisclosure provisions and use restrictions) at least as favorable to Desktop Metal as the provisions of the Confidential Disclosure Agreement between Nano and Desktop Metal, dated as of November 17, 2022, as in effect immediately prior to the execution of the Merger Agreement, and provides a copy of the same to Nano; and

•
concurrently with furnishing any information to such person, to the extent such information has not been previously furnished by Desktop Metal to Nano or Desktop Metal has not made such information available to Nano, Desktop Metal concurrently furnishes such information to or makes such information available in an electronic data room to Nano.

Desktop Metal must immediately, and in any event within twenty-four (24) hours of the receipt thereof, advise Nano orally and in writing of any:
•
Acquisition Proposal with respect to Desktop Metal;

•
any inquiry, expression of interest, proposal, communication, request for access to non-public information relating to Desktop Metal or its subsidiaries, or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

•
any other communication or notice that any person is considering making an Acquisition Proposal with respect to Desktop Metal.

Any such notification by Desktop Metal to Nano shall include the material terms and conditions of any such Acquisition Proposal, inquiry, expression of interest, proposal, offer, notice or request (including any changes to such material terms and conditions) and a copy of, and the identity of the person making, any such Acquisition Proposal, inquiry, expression of interest, proposal, offer, notice or request. Desktop Metal shall:
•
keep Nano informed in all material respects and on a reasonably current basis of the status and details (including any material change to the terms and conditions thereof (including any change in price or exchange ratio)) of any Acquisition Proposal, inquiry, expression of interest, proposal, offer, notice or request; and

•
provide to Nano as soon as practicable (but in no event more than twenty-four (24) hours after the receipt thereof) copies of all material correspondence and other written material exchanged between Desktop Metal or its subsidiaries, or any of their representatives, on the one hand, and any person or any of their representatives that has made an Acquisition Proposal with respect to Desktop Metal, inquiry, expression of interest, proposal, offer, notice or request, on the other hand, which describes any of the terms or conditions of such Acquisition Proposal.

Desktop Metal agreed that it shall not, after the date of the Merger Agreement, enter into any agreement which prohibits it from complying with its obligations regarding the providing of notice of Acquisition Proposals to Nano as set forth above.
Under the Merger Agreement, “Acquisition Proposal” means, with respect to Desktop Metal, any bona fide proposal, offer or inquiry, whether or not in writing, for any transaction or series of transactions (other than the transactions contemplated by the Merger Agreement) involving (i) the direct or indirect acquisition, exclusive license or purchase of a business or assets that constitutes fifteen percent (15%) or more of the consolidated net revenues, net income or the assets (based on the fair market value thereof) of such party and its subsidiaries, taken as a whole, by any person or group of persons (other than a party to the Merger Agreement or any of its subsidiaries); (ii) direct or indirect acquisition or purchase of equity securities or capital stock of such party or any of its subsidiaries whose business constitutes fifteen percent (15%) or more of the consolidated net revenues, net income or assets of such party and its subsidiaries, taken as a whole, by any person or group of persons (other than a party to the Merger Agreement or any of its subsidiaries), following which such person or group of persons would hold fifteen percent (15%) or more of such class of equity securities; or (iii) a merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares or capital stock, tender offer, share exchange, exchange offer, recapitalization, stock repurchase program or other similar transaction that if consummated would result in any person or group of persons (other than a party to the Merger Agreement or any of its subsidiaries) beneficially owning fifteen percent (15%) or more of any class of equity securities of such party or any of its subsidiaries whose business constitutes fifteen percent (15%) or more of the consolidated net revenues, net income or assets of such party and its subsidiaries, taken as a whole.
Under the Merger Agreement, “Superior Proposal” means, with respect to any party to the Merger Agreement, any bona fide written Acquisition Proposal (with references in the definition of Acquisition Proposal to 15% being deemed to be replaced with references to 50%) with respect to such party on terms which the board of directors of such party determines in good faith (after consultation with such party’s financial advisors and outside legal counsel, and after taking into account all legal, regulatory, financial and other aspects of such Acquisition Proposal and the identity of the person making such Acquisition Proposal), to be (x) more favorable from a financial point of view to such party’s shareholders or stockholders, as applicable, than the Merger and (y) reasonably likely to be irrevocably consummated (if accepted) on a timely basis in accordance with its terms and taking into account all relevant financial, legal and regulatory aspects of such Acquisition Proposal (including the identity of the person making such Acquisition Proposal).

Changes in Recommendation of the Board of Directors of Nano or Desktop Metal
On July 2, 2024, the Board adopted a resolution recommending that the Desktop Metal stockholders vote to approve and adopt the Merger Agreement and approve the other transactions contemplated by the Merger Agreement.
The Merger Agreement provides that neither the Board, nor any committee thereof, will do any of the following, directly or indirectly:
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withhold or withdraw or qualify, modify or amend in a manner adverse to Nano (or publicly propose to do so) its board recommendation;

•
fail to reaffirm or re-publish its board recommendation within ten (10) business days after Nano requests in writing that such action be taken (or, if earlier, at least five (5) business days prior to the Desktop Metal stockholder meeting);

•
fail to publicly announce, within ten (10) business days after a tender offer or exchange offer relating to Desktop Metal’s Class A Common Stock has been formally commenced or after any change in the consideration being offered thereunder, a statement disclosing that it recommends rejection of such tender or exchange offer;

•
publicly announce that it has recommended, adopted or approved any Acquisition Proposal with respect to Desktop Metal; or

•
take any action or make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations of the State of Delaware, including Section 203 of the DGCL, inapplicable to any third party or any Acquisition Proposal.

Notwithstanding the foregoing restrictions or any other terms in the Merger Agreement, at any time prior to obtaining the approval of Desktop Metal’s stockholders of the Merger Proposal, the Board may effect, or cause Desktop Metal to effect, as the case may be, a change in recommendation if:
•
Desktop Metal has not breached its obligations under the Merger Agreement in connection with an Acquisition Proposal if, after the date of the Merger Agreement, an unsolicited, bona fide, written Acquisition Proposal is made to Desktop Metal and is not withdrawn;

•
the Board determines in its good faith judgment, after consulting with its outside financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal;

•
Desktop Metal has provided Nano with five (5) business days’ prior written notice advising Nano that it intends to effect a change in recommendation and specifying, in reasonable detail, the reasons therefor, and which written notice shall include copies of all documents pertaining to such Superior Proposal;

•
Desktop Metal, during the five (5) business day period and if requested by Nano, engages in good faith negotiations with Nano to amend the Merger Agreement in such manner that the Acquisition Proposal that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal;

•
at the end of the five (5) business day period, such Acquisition Proposal has not been withdrawn and, in the good faith reasonable judgment of the Board, continues to constitute a Superior Proposal (taking into account any changes to the terms of the Merger Agreement proposed by Nano as a result of negotiations during the five (5) business day period or otherwise); and

•
at the end of the five (5) business day period, the Board determines in good faith, after having consulted with its outside legal counsel, that, in light of such Superior Proposal, a failure to change its recommendation would reasonably be expected to constitute a breach of the duties of the Board under applicable law, provided that, in the event of any material revisions to the applicable Acquisition Proposal (including any change in price or exchange ratio), Desktop Metal is required to deliver a new written notice to Nano and to again comply with the foregoing requirements of the Merger Agreement with respect to such new written notice (including the five (5) business day period referenced above).

In addition, the Board may, prior to obtaining the approval of the Desktop Metal stockholders of the Merger Proposal, effect, or cause Desktop Metal to effect, as the case may be, a change in recommendation if, in connection with an Intervening Event (as defined below) relating to Desktop Metal, the Board determines that, after having consulted with its outside legal counsel, in light of such Intervening Event, a failure to make a change in recommendation would reasonably be expected to constitute a breach of its duties under applicable law, provided that:
•
Desktop Metal shall have provided Nano with five (5) business days’ prior written notice advising Nano that it intends to effect a change in recommendation and specifying, in reasonable detail, the reasons therefor;

•
Desktop Metal, during the five (5) business day period, if requested by Nano, shall negotiate in good faith with respect to any change or modifications to the Merger Agreement which would allow the Board not to make such change in recommendation; and

•
at the end of the five (5) business day period, the Board determines in good faith, after having consulted with its outside legal counsel, that, taking into account any changes to the terms of the Merger Agreement proposed by Nano as a result of the negotiations required by the immediately preceding bullet point or otherwise, a failure by the board of directors of Nano to make a change in recommendation would reasonably be expected to constitute a breach of the duties of the board of directors of Nano under applicable law.

Under the Merger Agreement, “Intervening Event” means any material event or development, or material changes in circumstances first occurring, arising or coming to the attention of the Board after the date of the Merger Agreement to the extent that such event, development or change in circumstances (i) was not known by the Board and was not reasonably foreseeable by the Board as of or prior to the date of the Merger Agreement; and (ii) does not relate to an Acquisition Proposal or a Superior Proposal or any inquiry or communications relating thereto.
Proxy Statement
Each of Nano and Desktop Metal have agreed to use reasonable best efforts to cause this proxy statement to comply with the applicable rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Desktop Metal has agreed to promptly prepare and file with the SEC this proxy statement for the adoption and approval of the Transaction Proposals and other matters reasonably related to the Transaction Proposals at Desktop Metal’s stockholders meeting, all in accordance with, and as required by, Desktop Metal’s certificate of incorporation and bylaws, as applicable, the DGCL and any applicable rules and regulations of the SEC or NYSE. Desktop Metal has agreed to advise Nano promptly after it receives any request by the SEC for amendment of this proxy statement or comments thereon and responses thereto or any request by the SEC for additional information. Nano and Desktop Metal have agreed to jointly prepare promptly, and Desktop Metal has agreed to file, any response to such comments or requests, and Desktop Metal has agreed to permit Nano (to the extent practicable), and its outside counsels, to participate in all meetings and conferences with the SEC with respect to this Proxy Statement. Nano and Desktop Metal have agreed to make all necessary filings with respect to the Merger and the transactions contemplated by the Merger Agreement under the Securities Act and the Exchange Act and applicable blue sky laws and the rules and regulations thereunder. Desktop Metal has agreed to use its reasonable best efforts to promptly mail this proxy statement to Desktop Metal’s stockholders following the completion of the SEC review.
If at any time prior to the Effective Time, any event occurs with respect to Nano or Desktop Metal, or any change occurs with respect to information supplied by Nano or Desktop Metal for inclusion in this Proxy Statement, or any information relating to Nano or Desktop Metal, or any of their respective affiliates, officers or directors, should be discovered by Nano or Desktop Metal, which is required to be described or that should be set forth in an amendment or supplement to this Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party with respect to which such event occurs or which discovers such information will promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable law, disseminated to Desktop Metal’s stockholders.

Reasonable Best Efforts and Regulatory Approvals
Regulatory Approvals
Nano and Desktop Metal have agreed to cooperate with each other and, subject to the terms and limitations of the Merger Agreement, use their respective reasonable best efforts to take, cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable, to consummate and make effective, as soon as reasonably possible, the Merger and the other transactions contemplated by the Merger Agreement, including using reasonable best efforts to:
•
make or cause to be made, in consultation and cooperation with the other and as promptly as practicable after the date of the Merger Agreement, any filing with the DOJ and the FTC required under the HSR Act relating to the Merger (but in no event later than 15 business days after the date of the Merger Agreement, unless otherwise agreed by counsel for the parties), a filing under the Investment Canada Act, and foreign direct investment filings with the applicable government authorities in Italy and Germany and other required filings subject to further analysis;

•
prepare and file a draft CFIUS Notice, and, after receipt of confirmation reasonably acceptable to both Nano and Desktop Metal that CFIUS has no further comments or inquiries related to the draft CFIUS Notice, Nano and Desktop Metal shall, as promptly as practicable after such receipt, submit the CFIUS Notice;

•
prepare and file other necessary and advisable registrations, declarations, notices, petitions, applications and filings relating to the Merger, including the notice required under 22 C.F.R. section 122.4(b) of the International Traffic in Arms Regulations, with other governmental entities under antitrust, competition, foreign direct investment, trade regulation or similar law as soon as reasonably practicable or where the ability to control timing of the registration, declaration, notice, petition, application or filing is not within the control of the submitting party, commence pre-submission consultation procedures for, any registrations, declarations, notices, petitions, applications and filings with such governmental entities (and thereafter make any other required submissions and respond as promptly as reasonably practicable to any requests for additional information or documentary material);

•
obtain all consents or nonactions from any governmental entity or other person which are required to be obtained under any other antitrust, competition, foreign direct investment, trade regulation or similar law in connection with the consummation of the Merger and the other transactions contemplated hereby, including the CFIUS Approval;

•
seek to avoid or prevent the initiation of any investigation, inquiry, claim, action, suit, arbitration, litigation or proceeding by or before any governmental entity challenging the Merger or the consummation of the other transactions contemplated by the Merger Agreement; and

•
furnish to the other all assistance, cooperation and information required for any such registration, declaration, notice or filing in order to achieve the effects set forth in the first and fifth bullet points above.

Actions in Connection with Required Regulatory Approvals
Each of the parties to the Merger Agreement has agreed to use its reasonable best efforts to resolve any objection that may be asserted by any governmental entity with respect to the Merger and the other transactions contemplated by the Merger Agreement. Without limiting the generality of the foregoing, each of Desktop Metal and its subsidiaries and Nano and its subsidiaries, as applicable, to the extent required in order to obtain the required regulatory approvals has agreed to:
•
propose, negotiate or offer to effect, or consent or commit to, any sale, leasing, licensing, transfer, disposal, divestiture or other encumbrance, or holding separate, of any assets, licenses, operations, rights, product lines, businesses or interest therein (collectively, a “Divestiture”); and

•
take or agree to take any other action, agree or consent to, make any concession in respect of, or permit or suffer to exist any condition or requirement setting forth, any limitations or restrictions on freedom of actions with respect to, or its ability to retain, or make changes in, any assets, licenses, operations, rights, product lines, businesses or interest therein (collectively, a “Remedy”), provided that, notwithstanding anything in the Merger Agreement to the contrary, neither Desktop Metal nor Nano, nor its respective subsidiaries, will be required to take any of the actions referred to above with respect to a Divestiture or Remedy unless the effectiveness thereof is conditioned on the occurrence of the Effective Time. Nano shall and shall cause its affiliates to, take, or cause to be taken, all action necessary to receive CFIUS Approval so as to enable the closing of the Merger, including providing all such assurances as may be necessary requested or imposed by CFIUS, including, without limitation, entering into a mitigation agreement, letter of assurance, national security agreement, proxy agreement, trust agreement or other similar arrangement or agreement, in relation to the business and assets of Desktop Metal, provided that, notwithstanding anything in the Merger Agreement to the contrary, Nano shall not be required to consummate the transactions contemplated by the Merger Agreement to the extent any condition imposed in connection with the CFIUS Approval would effectively prohibit or limit the board of directors of Nano from exercising control over any portion of the business of Desktop Metal and its subsidiaries (including Desktop Metal and its subsidiaries), that, in the aggregate, constitutes more than ten percent (10%) of Desktop Metal’s consolidated fiscal year 2023 revenue or 2024 year-to-date revenue (the “Affected Business”) (provided, however, that it is acknowledged and agreed that neither (i) certain remedies set forth in the Nano disclosure schedule, nor (ii) any condition imposed in connection with the CFIUS Approval with respect to a board of directors or other governing body that permits Nano to directly or indirectly elect a majority of the individuals to such board of directors or other governing body, shall be deemed to effectively prohibit or limit the board of directors of Nano from exercising control over the Affected Business); provided, further, that Nano shall agree to any to any requirement that the Affected Business maintain a board of directors or other governing body comprised entirely of US citizens, provided such US citizens are permitted to have dual citizenship in any other country.
Desktop Metal has agreed to use reasonable best efforts to assist Nano in obtaining CFIUS Approval. Nano shall, and shall cause its affiliates to, take any and all actions necessary to:
•
oppose or defend against any investigation, inquiry, claim, action, suit, arbitration, litigation or proceeding by any governmental entity to prevent or enjoin the consummation of the Merger; and

•
overturn any regulatory order by any such governmental entity to prevent consummation of the Merger, including by defending any investigation, inquiry, claim, action, suit, arbitration, litigation or proceeding brought by any such governmental entity in order to avoid the entry of, or to have vacated, overturned, terminated or appealed any order that would otherwise have the effect of preventing or materially delaying the consummation of the Merger or the consummation of the other transactions contemplated by the Merger Agreement.

Requests from Regulatory Authorities
If either of Nano or Desktop Metal or any of their respective subsidiaries receives a request for information or documentary material from any governmental entity with respect to the Merger or any of the transactions contemplated by the Merger Agreement, then such party has agreed to respond promptly, as soon as reasonably practicable and after consultation with the other party (to the extent permitted under applicable law), to such request, in all cases within the amount of time allowed by the governmental entity. The parties will consult with each other in good faith prior to pulling and refiling or agreeing to pull and refile any HSR filing, the CFIUS Notice or other filing, or agreeing with any governmental entity not to consummate the merger for any period of time, or agreeing to any timing agreement with the FTC, DOJ or any other governmental entity.
Coordination and Information Sharing
Each party to the Merger Agreement has agreed to:
•
cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry relating to the Merger or the transactions contemplated by the Merger Agreement;

•
promptly notify the other party of any material communication it or any of its affiliates (or their respective representatives) receives from any governmental entity relating to the Merger or the transactions contemplated by the Merger Agreement and keep the other parties informed as to the status of any such request, inquiry, investigation, or communication;

•
subject to applicable law, and to the extent practicable, permit the other party to review in advance, and consider in good faith the other party’s comments to, any proposed material communication, filing or submission by such party to any governmental entity;

•
not agree to participate in any meeting or discussion with any governmental entity in respect of any filing, investigation or inquiry concerning the Merger Agreement or the Merger or transactions contemplated by the Merger Agreement unless it consults with the other party in advance and, to the extent not prohibited by such governmental entity, gives the other party the opportunity to attend; and

•
furnish the other party with copies of all material correspondence, filings and written communications between them and their affiliates and their respective representatives on one hand, and any such governmental entity or its staff on the other hand, with respect to the Merger Agreement or the Merger or the transactions contemplated by the Merger Agreement.

Materials required to be provided pursuant to the foregoing regulatory efforts and cooperation covenants may be redacted or withheld as necessary to (i) to remove references concerning the valuation of the parties, (ii) as necessary to comply with contractual arrangements; and (iii) as necessary to preserve attorney-client or other legal privilege. Each party to the Merger Agreement, as each deems advisable and necessary, may designate any competitively sensitive material provided to the other pursuant to the foregoing covenants as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient unless express written permission is obtained in advance from the party that has so designated such materials.
Frustrating Actions
Desktop Metal will not, and will cause its subsidiaries not to, and Nano will not, and will cause its subsidiaries not to, acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing part or all of the assets of or equity of, in any business or any corporation, partnership, association or other business organization or division thereof, or take any other similar action, if the entry into of an agreement relating to, or the consummation of such acquisition, merger or consolidation, or the taking of any other similar action, would reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, the required regulatory approvals; (ii) increase, in any material respect, the risk of any governmental entity entering an order prohibiting the consummation of the Merger or the transactions contemplated by the Merger Agreement; (iii) increase the risk, in any material respect, of not being able to remove any such order on appeal or otherwise; or (iv) prevent or materially delay the consummation of the Merger or the transactions contemplated by the Merger Agreement.
Insurance and Indemnification
Nano has agreed that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time existing in favor of the current or former directors or officers of Desktop Metal and its subsidiaries to the fullest extent provided by their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other similar agreements of Desktop Metal or any of its subsidiaries as in effect as of the date of the Merger Agreement in connection with liabilities for acts or omissions occurring at or prior to the Effective Time will survive the Merger and continue in full force and effect in accordance with their terms.
In addition, the Merger Agreement provides that, for a period of six (6) years from the Effective Time, Nano will procure that Desktop Metal, as the surviving entity in the Merger, will maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of the certificate of incorporation of Desktop Metal with respect to acts or omissions occurring prior to the Effective Time and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any indemnified person.
Prior to or at the Effective Time, Desktop Metal will purchase a six (6)-year prepaid “tail” policy, with terms, conditions, retentions and limits of liability that are substantially equivalent to the coverage provided under Desktop Metal’s existing policies of directors’ and officers’ liability insurance and fiduciary liability insurance, with respect to matters arising on or before the Effective Time (including in connection with the Merger Agreement and the transactions or actions contemplated by Merger Agreement), and Nano shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by Desktop Metal, as the surviving entity in the Merger; provided, that Desktop Metal will not pay or agree to pay, and Desktop Metal, as the surviving entity in the Merger, will not be required to pay, in the aggregate in excess of 300% of the last annual premium paid by Desktop Metal prior to the date of the Merger Agreement in respect of such “tail” policy, and if the cost of such “tail” policy would otherwise exceed such maximum amount, Desktop Metal shall purchase as much coverage as reasonably practicable up to such maximum amount.
The foregoing provisions will survive consummation of the Merger and are intended to be for the benefit of, and will be enforceable by, each current or former director or officer of Desktop Metal, his or her heirs and his or her representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.
Desktop Metal 6.0% Convertible Senior Notes due 2027
The Merger Agreement provides that, prior to the Effective Time, within the time periods required by the terms of the Indenture governing Desktop Metal’s 6.0% Convertible Senior Notes due 2027 (the “Company Indenture”), Desktop Metal will take all actions required by the Company Indenture to be performed by Desktop Metal at or prior to the Effective Time as a result of the consummation of the Merger, including the giving of any notices that may be required as a result of the consummation of the Merger, preparing any supplemental indentures (which may include Nano as a party thereto) required in connection with the consummation of the Merger to be executed and delivered to the trustee at or prior to the closing of the Merger in form and substance reasonably satisfactory to Nano, and delivering any opinions of counsel required to be delivered prior to the Closing Date and any officer’s certificates or other documents or instruments, as may be necessary to comply with all of the terms and conditions of the Company Indenture in connection with the Merger, provided that any supplemental indentures, opinions of counsel, officer’s certificates and/or such other documents or instruments required by the Company Indenture, as may be necessary to comply with all of the terms and conditions of the Company Indenture in connection with the Merger, shall be delivered by Nano and its counsel to the extent required to be delivered at or after the closing of the Merger.
Pre-Closing Loan
At Desktop Metal’s request, at any time and from time to time after January 1, 2025, Nano will, or will cause its affiliates to, subject to the execution of definitive loan documents mutually agreed by Desktop Metal and Nano (or its applicable affiliate) provide Desktop Metal with a $20 million Bridge Loan Facility, on the terms and subject to the conditions set forth on the Desktop Metal company disclosure schedule (the “Bridge Loan Term Sheet”) (or on such terms as may otherwise be agreed in writing by the Desktop Metal and Nano) and Desktop Metal and Nano have agreed to cooperate in good faith with one another to negotiate, agree upon and execute the loan documentation promptly following, and in any event within 30 days (or such later date as Nano and Desktop Metal may agree) of, the execution of the Merger Agreement.
Conditions to the Closing of the Merger
The respective obligations of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
•
the approval of the Merger Proposal by Desktop Metal’s stockholders;

•
(i) the termination or expiration of any waiting period (and any extension thereof) applicable to the Merger under the HSR Act; (ii) the expiration or termination of any agreement with the DOJ or the

FTC not to consummate the Merger to which Desktop Metal and Nano are a party; (iii) the obtainment of the requisite approval from CFIUS; and (iv) the obtainment of all other required regulatory approvals and the satisfaction of certain conditions listed in Nano’s disclosure schedules to the Merger Agreement, which shall remain in full force and effect, or the expiration of the applicable waiting period (and any extension thereof) applicable in respect of such required regulatory approval;
•
(i) the absence of any law, order, injunction (temporary or permanent) or decree or other similar legal restraint issued by any court or enacted by any governmental entity of competent jurisdiction enjoining or preventing the consummation of the Merger being in effect and (ii) all conditions set forth in any order, injunction (temporary or permanent) or decree or other similar legal restraint issued by any court or governmental entity of competent jurisdiction in order to consummate the transactions contemplated by Merger Agreement having been met;

•
the agreement by the parties in writing to the Final Adjustment Statement (as defined in the Merger Agreement).

The obligation of each of Nano and Merger Sub to consummate the Merger is further subject to the following conditions:
•
the representation of Desktop Metal that since March 31, 2024, there has not occurred any fact, circumstance, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect shall be true and correct in all respects at and as of the Closing Date as if made at and as of such time or such fact, circumstance, effect, change, event or development giving rise to the breach of such representation and warranty shall not be continuing as of the Closing Date;

•
certain of the representations and warranties of Desktop Metal related to its capitalization shall be true and correct (other than such failures to be true and correct as are de minimis), in each case at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
certain of the representations and warranties of Desktop Metal related to organization, standing and power, its corporate power and authority to execute and deliver the Merger Agreement and brokers’ fees and expenses shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
certain other representations and warranties of Desktop Metal set forth in the Merger Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, and Nano shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Desktop Metal to such effect;

•
Desktop Metal shall have performed or complied in all material respects with the obligations and covenants required to be performed or complied with by it under the Merger Agreement at or prior to the Closing Date, and Nano shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Desktop Metal to such effect;

•
no Company Material Adverse Effect shall have occurred since the date of the Merger Agreement that is continuing; and

•
neither the Company nor any of its subsidiaries shall have experienced any Bankruptcy.

The obligation of Desktop Metal to consummate the Merger is further subject to the following conditions:
•
certain of the representations and warranties of Nano related to the formation of Merger Sub for the purpose of executing and delivering the Merger Agreement shall be true and correct (other than such failures to be true and correct as are de minimis) at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date;

•
certain of the representations and warranties of Nano related to organization, standing and power, its corporate power and authority to execute and deliver the Merger Agreement and brokers’ fees and expenses shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
certain other representations and warranties of Nano and Merger Sub set forth in the Merger Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein) at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, and Desktop Metal shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Nano to such effect); and

•
Nano and Merger Sub shall have performed or complied in all material respects with the obligations and covenants required to be performed or complied with by it under the Merger Agreement at or prior to the Closing Date, and Desktop Metal shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Nano to such effect.

Termination of the Merger Agreement
The Merger Agreement may be terminated at any time prior to the Effective Time (whether before or after receipt of the approval of Desktop Metal’s stockholders of the Merger Proposal, except as specifically provided below), as set forth below:
•
by mutual written consent of Desktop Metal and Nano;

•
by either Desktop Metal or Nano, upon written notice to the other party if:

•
the Merger is not consummated on or before January 31, 2025 (the “End Date”), provided that each of Desktop Metal and Nano will be entitled to extend the End Date by written notice to the other party to March 31, 2025 if, by January 31, 2025, any of the required regulatory approvals have not been obtained at the End Date but all of the other specified conditions to the consummation of the Merger have been satisfied at such time (or are capable of being satisfied at the closing of the Merger); provided, that this termination right is not available to any party if a breach by such party of its obligations under the Merger Agreement has been the principal cause of, or principally resulted in, such failure of the Merger to occur on or before the End Date);

•
(i) any governmental entity that must grant certain agreed-upon regulatory approvals listed in Nano’s disclosure schedules has denied approval of the Merger and such denial has become final and non-appealable; (ii) any court or governmental entity of competent jurisdiction has issued a final and non-appealable order, injunction or decree or other legal restraint or prohibition permanently enjoining or preventing the consummation of the Merger; or (iii) any Israeli court has issued an order, injunction or decree or other legal restraint or prohibition imposing conditions that are unacceptable to Nano; provided, that this termination right is not available to any party if a breach by such party of its obligations under the Merger Agreement has been the principal cause of, or principally resulted in, such failure to obtain such required regulatory approval or the issuance of such order, injunction, decree or other legal restraint, as applicable; or

•
the approval of Desktop Metal’s stockholders of the Merger Proposal has not been obtained following a vote taken thereon at a meeting of the Desktop Metal stockholders called for the purpose thereof (unless such meeting of the Desktop Metal stockholders has been validly adjourned or postponed, in which case at the final adjournment or postponement thereof).
•
by Desktop Metal if:

•
Nano or Merger Sub breaches or fails to perform any of its covenants or agreements contained in the Merger Agreement, or if any of the representations or warranties of Nano or Merger Sub contained in the Merger Agreement fail to be true and correct, which breach or failure (i) either individually or in the aggregate with all other breaches by Nano or Merger Sub or failure of Nano’s and Merger Sub’s representations and warranties to be true, gives rise to the failure of certain conditions to the consummation of the Merger; and (B) if reasonably capable of being cured, has not been cured prior to the earlier of thirty (30) days (or such fewer days as remain until the End Date) after Nano’s receipt of written notice of such breach from Desktop Metal, and provided that Desktop Metal is not then in breach of any covenant or agreement contained in the Merger Agreement and no representation or warranty of Desktop Metal contained in the Merger Agreement then fails to be true and correct such that certain conditions to the consummation of the Merger could not then be satisfied.

•
by Nano if:

•
Desktop Metal breaches or fails to perform any of its covenants or agreements contained in the Merger Agreement, or if any of the representations or warranties of Desktop Metal contained in the Merger Agreement fail to be true and correct, which breach or failure (i) either individually or in the aggregate with all other breaches by Desktop Metal or failure of Desktop Metal’s representations and warranties to be true, gives rise to the failure of certain conditions to the consummation of the Merger; and (B) if reasonably capable of being cured, has not been cured prior to the earlier of thirty (30) days (or such fewer days as remain until the End Date) after Desktop Metal’s receipt of written notice of such breach from Nano, and provided that Nano is not then in breach of any covenant or agreement contained in the Merger Agreement and no representation or warranty of Nano contained in the Merger Agreement then fails to be true and correct such that certain conditions to the consummation of the Merger could not then be satisfied;

•
prior to the approval of Desktop Metal’s stockholders of the Merger Proposal, the Board or any committee thereof has made a change in recommendation;

•
if Desktop Metal’s Cash Burn (as defined in the Merger Agreement) exceeds $20.0 million during any fiscal quarter beginning with Desktop Metal’s fiscal quarter ending September 30, 2024 or, to the extent Desktop Metal has drawn on the Bridge Loan Facility, any “Event of Default” under the loan documentation has occurred (in the case of an “Event of Default” under the loan documentation, whether or not the payment of any outstanding loans thereunder have been accelerated); or

•
if Desktop Metal or any of its subsidiaries (i) applies for, consents to the appointment of, or is otherwise appointed, any receiver, trustee, custodian or liquidator of its property, (ii) admits in writing its inability to pay its debts as they mature, (iii) makes a general assignment for the benefit of its creditors, (iv) files a petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or otherwise takes advantage of, or is placed into bankruptcy under, any bankruptcy, reorganization, insolvency or liquidation laws or statutes, or files an answer admitting the material allegations of a petition filed against Desktop Metal, as the case may be, in any proceeding under any such laws or statutes, or (v) undergoes the expiration of sixty (60) days following the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating it as bankrupt or appointing a trustee of its assets (each of (i) through (v), a “Bankruptcy).

Termination Fees and Expense Reimbursement
Subject to the terms and conditions of the Merger Agreement:
•
if the Merger Agreement is terminated by either party as a result of the failure to obtain the approval of Desktop Metal stockholders of the Merger Proposal following a vote taken thereon at a meeting of Desktop Metal’s stockholders called for the purpose thereof (unless such meeting of Desktop Metal’s stockholders has been validly adjourned or postponed, in which case at the final adjournment or postponement thereof), Desktop Metal will be required to reimburse Nano for Nano’s termination expenses (in an amount not to exceed $6.0 million) (the “Termination Expenses”) within five (5) business days of the date of such termination;

•
if Nano terminates the Merger Agreement as a result of a change in recommendation by the Board or as a result of the failure of Desktop Metal to obtain the approval of Desktop Metal stockholders of the Merger Proposal following a vote taken thereon at a meeting of Desktop Metal’s stockholders called for the purpose thereof (unless such meeting of Desktop Metal’s stockholders has been validly adjourned or postponed, in which case at the final adjournment or postponement thereof) and, at the time of such termination, Nano was entitled to terminate the Merger Agreement as a result of a change in recommendation by the Board, Desktop Metal will be required to pay Nano a termination fee (the “Company Termination Fee”) equal to $7.875 million within five (5) business days of the date of such termination;

•
if, (i) following the date of the Merger Agreement and prior to the meeting of Desktop Metal’s shareholders called for the purpose of obtaining the approval of Desktop Metal stockholders of the Merger Proposal, an Acquisition Proposal for Desktop Metal has been publicly proposed or disclosed (and not withdrawn at least two (2) business days prior to such Desktop Metal stockholders meeting), (ii) the Merger Agreement is terminated by either Desktop Metal or Nano as a result of the failure to obtain approval of Desktop Metal’s stockholders of the Merger Proposal following a vote taken thereon at such Desktop Metal stockholder meeting (unless such meeting of Desktop Metal’s stockholders has been validly adjourned or postponed, in which case at the final adjournment or postponement thereof), and (iii) within twelve (12) months of such termination, Desktop Metal enters into a definitive agreement with respect to an Acquisition Proposal or otherwise consummates an Acquisition Proposal, Desktop Metal will be required to pay Nano the Company Termination Fee, less any Termination Expenses previously paid by Desktop Metal to Nano (provided, that, for purposes of the foregoing, the references to fifteen percent (15%) in the definition of Acquisition Proposal shall instead refer to fifty percent (50%)); or

•
if the Merger Agreement is terminated by either party as a result of any Israeli court having issued an Order imposing conditions that are unacceptable to Nano, or if the Merger is not consummated by the End Date solely as a result of Nano’s determination that any conditions imposed by any Israeli court having issued an Order imposing conditions are unacceptable to Nano, but all other customary closing conditions to the consummation of the Merger have been satisfied, Nano will be required to pay Desktop Metal a termination fee of $5.0 million within five (5) business days of the date of such termination.

All other fees and expenses incurred in connection with the Merger and other transactions contemplated by the Merger Agreement shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated, provided that each of Nano and Desktop Metal shall pay 50% of any all filing fees due in connection with the filings required by or under the HSR Act, the DPA and any other antitrust, competition, investment, trade regulation or similar law.
Governing Law
The Merger Agreement is governed by the laws of the State of Delaware.
Third-Party Beneficiaries
The Merger Agreement is not intended to confer upon any person other than Nano, Merger Sub and Desktop Metal any rights remedies, other than the rights to insurance and indemnification of certain Nano and Desktop Metal directors and officers and other than for the right of the equity holders of Desktop Metal to receive the consideration, as described above.
Enforcement
Nano, Merger Sub and Desktop Metal have agreed that irreparable damage would occur in the event that any provision of the Merger Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Accordingly, prior to the termination of the Merger Agreement, each of Nano, Merger Sub and Desktop Metal will be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the performance of terms and provisions of the Merger Agreement as provided for therein, without proof of actual damages (and have waived any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties to the Merger Agreement have further agreed not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

VOTING AND SUPPORT AGREEMENTS
As an inducement to Nano entering into the Merger Agreement, on July 2, 2024, (a) Ric Fulop, (b) Red Tailed Hawk Trust, (c) Wen Hseih, (d) Jonah Myerberg, (e) Audra Myerberg, (f) Bluebird Trust, (g) Khaki Campbell Trust and (h) KPCB Holdings, Inc. ((a) through (h), collectively, the “Stockholders”), who collectively beneficially own shares representing approximately 19% of the voting power of the voting power of the Class A Common Stock, entered into Voting and Support Agreements with Nano (collectively, the “Voting Agreements”), pursuant to which the Stockholders have agreed to, among other things, vote their shares (i) in favor of the approval and adoption of the Merger Agreement, (ii) against any Acquisition Proposal, (iii) against any amendment to Desktop Metal’s certificate of incorporation or bylaws that would reasonably be expected to prevent, impede or materially delay the consummation of the Merger, (iv) in favor of any proposal to adjourn or postpone any such meeting of Desktop Metal’s stockholders to a later date if there are not sufficient votes to approve and adopt the Merger Agreement, and (v) against any action, agreement, transaction or proposal that would reasonably be expected to result in a material breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement or that would reasonably be expected to prevent, impede or materially delay the consummation of the Merger, subject to the terms and conditions set forth in the Voting Agreements. The form of the Voting Agreements is attached to this proxy statement as Annex C and is incorporated herein by reference.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
This proxy statement is being furnished to you as a stockholder of Desktop Metal as part of the solicitation of proxies by the Board for use at the special meeting to consider and vote upon a proposal to approve and adopt the Merger Agreement, which is attached as Annex A to this proxy statement. At the special meeting, Desktop Metal will ask the Desktop Metal stockholders to vote on the adoption of the Merger Agreement.
The Board, after due and careful discussion and consideration, unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of, Desktop Metal and its stockholders and declared it advisable for Desktop Metal to enter into the Merger Agreement; (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger; and (iii) recommended that Desktop Metal’s stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.
The Board accordingly unanimously recommends that Desktop Metal stockholders approve and adopt the Merger Agreement and the transactions it contemplates, including the Merger, as disclosed in this proxy statement and particularly the related narrative disclosures in the sections of this proxy statement entitled “The Merger” and “The Merger Agreement” and as attached as Annex A to this proxy statement.
The Merger between Merger Sub and Desktop Metal cannot be completed without approval of the Merger Proposal. Assuming a quorum is present at the special meeting, approval of the Merger Proposal requires the affirmative vote of holders of a majority in voting power of the outstanding Class A Common Stock entitled to vote on the Merger Proposal. A failure to vote, a broker non-vote or an abstention will have the same effect as a vote “AGAINST” the proposal to approve and adopt the Merger Agreement.
IF YOU ARE A DESKTOP METAL STOCKHOLDER, THE BOARD OF DIRECTORS
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL
(PROPOSAL 1)

PROPOSAL 2: NON-BINDING ADVISORY VOTE ON MERGER-RELATED COMPENSATION FOR NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, Desktop Metal is seeking a non-binding, advisory stockholder approval of the compensation of Desktop Metal’s named executive officers that is based on or otherwise relates to the Merger as disclosed in the section entitled “Interests of Desktop Metal’s Directors and Executive Officers in the Merger — Merger-Related Compensation — Golden Parachute Compensation”.
Approval of the Advisory Compensation Proposal is not a condition to completion of the Merger and is a vote separate and apart from the vote to approve and adopt the Merger Agreement. Accordingly, if you are a Desktop Metal stockholder, you may vote to approve the Merger Proposal, and vote not to approve the Advisory Compensation Proposal, and vice versa. If the Merger is completed, the Merger-related compensation may be paid to Desktop Metal’s named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if Desktop Metal stockholders fail to approve the advisory vote regarding Merger-related compensation. However, Desktop Metal seeks the support of its stockholders and believes that stockholder support is appropriate as the executive compensation programs are designed to incentivize executives to successfully execute a transaction such as that contemplated by the Merger Proposal from its early stages until consummation.
Accordingly, Desktop Metal is asking Desktop Metal stockholders to vote “FOR” the adoption of the following resolution, on a non-binding, advisory basis:
“RESOLVED, that the compensation that will or may be paid or become payable to Desktop Metal’s named executive officers that is based on or otherwise relates to the Merger, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in “Interests of Desktop Metal’s Directors and Executive Officers in the Merger — Merger — Golden Parachute Compensation” is hereby APPROVED.”
Assuming a quorum is present, approval of the Advisory Compensation Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the special meeting. A stockholder’s abstention from voting and a broker non-vote or other failure to vote (including a failure to instruct your bank, broker or other nominee to vote) will have no effect on the outcome of the proposal.
IF YOU ARE A DESKTOP METAL STOCKHOLDER, THE BOARD OF DIRECTORS
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY COMPENSATION
PROPOSAL (PROPOSAL 2)

PROPOSAL 3: ADJOURNMENT OF THE DESKTOP METAL SPECIAL MEETING
The special meeting may be adjourned to another time and place if necessary to permit solicitation of additional proxies if there are not sufficient votes to approve the Merger Proposal or to ensure that any supplement or amendment to this proxy statement is timely provided to the Desktop Metal stockholders.
Desktop Metal is asking its stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment of the special meeting to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal or to ensure that any supplement or amendment to this proxy statement is timely provided to Desktop Metal stockholders.
The Board unanimously recommends that Desktop Metal stockholders approve the proposal to adjourn the special meeting, if necessary.
Whether or not there is a quorum, approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the special meeting. A stockholder’s abstention from voting and a broker non-vote or other failure to vote (including a failure to instruct your bank, broker or other nominee to vote) will have no effect on the outcome of the proposal.
Under the Desktop Metal bylaws, the chairperson of the special meeting may adjourn the special meeting if no quorum is present.
IF YOU ARE A DESKTOP METAL STOCKHOLDER, THE BOARD OF DIRECTORS
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL
(PROPOSAL 3)

MARKET PRICES AND DIVIDEND DATA
The Class A Common Stock is listed on the NYSE under the symbol “DM”. As of [•], 2024, there were [•] shares of the Class A Common Stock outstanding, held by [•] stockholders of record. This number does not include stockholders for whom shares are held in “nominee” or “street” name. While we are unable to estimate the actual number of beneficial holders of Class A Common Stock, we believe the number of beneficial holders is substantially higher than the number of holders of record of shares of Class A Common Stock.
The closing price of the Class A Common Stock on the NYSE on July 2, 2024, the last trading day prior to the public announcement of the Merger Agreement, was $4.32 per share. On [•], 2024, the latest practicable trading day before the printing and mailing of this proxy statement, the closing price of the Class A Common Stock on the NYSE was $[•] per share. You are encouraged to obtain current market quotations for the Class A Common Stock. Following the Merger, there will be no further market for the Class A Common Stock, which will be delisted from the NYSE and deregistered under the Exchange Act.
Dividends
Under the terms of the Merger Agreement, from the date of the Merger Agreement until the Effective Time or the earlier termination of the Merger Agreement, we may not declare or pay dividends to our common stockholders without Nano’s written consent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Class A Common Stock, as of July 30, 2024 by:
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our Class A Common Stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 33,234,630 shares of Class A Common Stock outstanding as of July 30, 2024. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of July 30, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless noted otherwise, the address of all listed stockholders is c/o Desktop Metal, Inc., 63 3rd Ave., Burlington, MA 01803. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned	Percentage Ownership of Outstanding Class A Common Stock
5% or Greater Stockholders
KPCB Holdings, Inc., as nominee(1)	1,763,165	5.3%
Entities affiliated with The Vanguard Group(2)	1,725,797	5.2%
Farhad Fred Ebrahimi and Mary Wilkie Ebrahimi(3)	5,767,906	17.4%
Named Executive Officers and Directors
Ric Fulop(4)	2,232,220	6.7%
Jason Cole(5)	96,543	*
Jonah Myerberg(6)	338,683	1.0%
Thomas Nogueira(7)	57,280	*
Scott Dussault(8)	13,010	*
James Eisenstein(9)	19,810	*
Dayna Grayson(10)	20,162	*
Wen Hsieh(1)(11)	1,777,133	5.3%
Jeff Immelt(12)	57,021	*
Stephen Nigro(13)	28,151	*
Steve Papa(14)	20,073	*
Bilal Zuberi(15)	13,967	*
All executive officers and directors as a group (12 persons)(16)	4,674,053	14.1%

*
less than 1%

(1)
All shares are held for convenience in the name of “KPCB Holdings, Inc., as nominee” for the accounts of such entities. Consists of 1,690,958 shares held by Kleiner Perkins Caufield & Byers XVI, LLC (“KPCB XVI”), 58,657 shares held by KPCB XVI Founders Fund, LLC (“XVI Founders”), 13,121 shares held by Kleiner Perkins Caufield & Byers XVII, LLC (“KPCB XVII”), and 429 shares held by KPCB XVII Founders Fund, LLC (“XVII Founders”). The managing member of KPCB XVI and XVI Founders is KPCB XVI Associates, LLC (“KPCB XVI Associates”). Beth Seidenberg, L. John Doerr, Randy Komisar, Theodore E. Schlein and Wen Hsieh, the managing members of KPCB XVI Associates, exercise shared voting and dispositive control over the shares held by KPCB XVI and XVI Founders. Such managing members disclaim beneficial ownership of all shares held by KPCB XVI and XVI Founders except to the extent of their pecuniary interest therein. The managing member of KPCB XVII and XVII Founders is KPCB XVII Associates, LLC (“KPCB XVII Associates”). Beth Seidenberg, Ilya Fushman, Mamoon Hamid, Theodore E. Schlein and Wen Hsieh, the managing members of KPCB XVII Associates, exercise shared voting and dispositive control over the shares held by KPCB XVII and XVII Founders. Such managing members disclaim beneficial ownership of all shares held by KPCB XVII and XVII Founders except to the extent of their pecuniary interest therein. The principal business address for all entities and individuals affiliated with Kleiner Perkins Caufield & Byers is c/o Kleiner Perkins Caufield & Byers, LLC, 2750 Sand Hill Road, Menlo Park, CA 94025.

(2)
This information is based solely on information reported on a Schedule 13G filed on February 13, 2024 by The Vanguard Group — 23-1945930. According to the report, The Vanguard Group — 23-1945930 has sole voting power with respect to no shares of Class A Common Stock, shared voting power with respect to 18,450 shares of Class A Common Stock, sole dispositive power with respect to 1,683,308 shares of Class A Common Stock and shared dispositive power with respect to 41,888 shares of Class A Common Stock. The business address of The Vanguard Group — 23-1945930 is 100 Vanguard Blvd., Malvern, PA 09355.

(3)
This information is based solely on information reported on a Schedule 13D/A filed on June 17, 2024 and a Form 4 filed on July 26, 2024 by Farhad Fred Ebrahimi. Consists of (a) 746.550 shares of Class A Common Stock held by Infinity Trusts Investment LLC, (b) 1,168,308 shares of Class A Common Stock held by Shiraz Capital LLC, (c) 555,791 shares of Class A Common Stock held by Corcaigh LLC (d) 3,007,125 shares of Class A Common Stock held by Crescent River LLC (e) 66,560 shares of Class A Common Stock held by Havana 2020 GRAT (f) 72,542 shares of Class A Common Stock held by Elstead 2020 GRAT, and (g) 151,030 shares of Class A Common Stock held by Farhad F Ebrahimi Roth IRA. The business address of Farhad Fred Ebrahimi is 191 University Blvd, Suite 246, Denver, Colorado 80206.

(4)
Consists of (a) 2,043,542 shares of Class A Common Stock held directly by Mr. Fulop, (b) 62,892 shares of Class A Common Stock held by Bluebird Trust, (c) 62,892 shares of Class A Common Stock held by Khaki Campbell Trust, and (d) 62,892 shares of Class A Common Stock held by Red Tailed Hawk Trust. The trustee of the Bluebird Trust, Khaki Campbell Trust and Red Tailed Hawk Trust is Steve Papa. Voting and investment power over the shares held of record by the trusts is exercised by Mr. Fulop and his wife.

(5)
Consists of (a) 87,168 shares of Class A Common Stock and (b) 9,375 shares of Class A Common Stock subject to restricted stock units held by Mr. Cole that vest within 60 days of July 30, 2024.

(6)
Consists of (a) 230,346 shares of Class A Common Stock held directly by Mr. Myerberg, (b) 101,727 shares of Class A Common Stock held by his spouse, (c) 3,213 shares of Class A Common Stock subject to options held by Mr. Myerberg that are exercisable within 60 days of July 30, 2024, and (d) 3,397 shares of Class A Common Stock subject to restricted stock units held by Mr. Myerberg that vest within 60 days of July 30, 2024.

(7)
Consists of (a) 35,021 shares of Class A Common Stock, (b) 18,498 shares of Class A Common Stock subject to options held by Mr. Nogueira that are exercisable within 60 days of July 30, 2024, and (c) 3,761 shares of Class A Common Stock subject to restricted stock units held by Mr. Nogueira that vest within 60 days of July 30, 2024.

(8)
Consists of (a) 13,010 shares of Class A Common Stock.

(9)
Consists of (a) 19,810 shares of Class A Common Stock.

(10)
Consists of (a) 14,056 shares of Class A Common Stock and (b) 6,106 shares of Class A Common Stock subject to options held by Ms. Grayson that are exercisable within 60 days of July 30, 2024.

(11)
Consists of (a) 13,967 shares of Class A Common Stock.

(12)
Consists of (a) 17,943 shares of Class A common stock and (b) 39,078 shares of Class A common stock subject to options held by Mr. Immelt that are exercisable within 60 days of July 30, 2024.

(13)
Consists of (a) 27,770 shares of Class A common stock and (b) 381 shares of Class A common stock subject to restricted stock units held by Mr. Nigro that vest within 60 days of July 30, 2024.

(14)
Consists of (a) 13,967 shares of Class A common stock and (b) 6,106 shares of Class A common stock subject to options held by Mr. Papa that are exercisable within 60 days of July 30, 2024.

(15)
Consists of (a) 13,967 shares of Class A common stock.

(16)
Consists of (a) 4,584,138 shares of Class A common stock, (b) 73,001 shares of Class A common stock subject to options that are exercisable within 60 days of July 30, 2024, and (c) 16,914 shares of Class A common stock subject to restricted stock units that vest within 60 days of July 30, 2024.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of the stockholders of Desktop Metal. However, if the Merger is not completed, our stockholders will continue to be entitled to attend and participate in our stockholders’ meetings.
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 63 3rd Avenue, Burlington, MA 01803 in writing not later than December 24, 2024.
Stockholders intending to present a proposal at the 2025 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting of Stockholders no earlier than February 7, 2025 and no later than March 9, 2025. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2025.

OTHER MATTERS
As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION BY REFERENCE
Statements contained in this proxy statement, or in any document incorporated by reference herein, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Desktop Metal filings with the SEC are incorporated by reference:
•
Desktop Metal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 15, 2024;

•
Desktop Metal’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, filed with the SEC on May 9, 2024 and July 30, 2024, respectively;

•
Desktop Metal’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 23, 2024; and

•
Desktop Metal’s Current Reports on Form 8-K filed with the SEC on January 24, 2024 (except with respect to Item 7.01 and Exhibit 99.1 thereof), June 5, 2024, June 10, 2024 and July 3, 2024 (except with respect to Item 7.01 and Exhibit 99.1 thereof);

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement and is not incorporated by reference herein.
These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Desktop Metal through the Investor Relations section of our website, https://ir.desktopmetal.com/, and the “SEC Filings” section therein. Our website address is provided as an inactive textual reference only. The information contained on (or accessible through) our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.
You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:
Desktop Metal, Inc.
63 Third Avenue
Burlington, Massachusetts, 01803
Attention: Investor Relations
Telephone: (857) 504-1084
Email: DesktopMetalIR@icrinc.com

If you would like to request documents from us, please do so by [•], 2024, to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request.
If you have any questions about this proxy statement, the special meeting or the Merger or need assistance with voting procedures, you should contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free: (877) 750-8334
Banks and brokers may call collect: (212) 750-5833

MISCELLANEOUS
You should not send in your Desktop Metal stock certificates until you receive transmittal materials after the Merger is completed.
You should rely only on the information contained in this proxy statement, including its annexes and all documents incorporated by reference therein, to vote on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated as of [•], 2024. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

ANNEX A: AGREEMENT AND PLAN OF MERGER

ANNEX A
Execution Version

AGREEMENT AND PLAN OF MERGER
by and among
NANO DIMENSION LTD.,
NANO US I, INC.,
and
DESKTOP METAL, INC.
Dated as of July 2, 2024

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is dated as of July 2, 2024, by and among Desktop Metal, Inc., a Delaware corporation (the “Company”), Nano Dimension Ltd., an Israeli company (“Parent”), and Nano US I, Inc., a Delaware corporation (“Merger Sub” and together with the Company and Parent, the “parties”), which Merger Sub is a direct, wholly owned subsidiary of Nano Dimension USA Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent.
WHEREAS, Parent and the Company desire to combine the businesses of Parent and the Company, upon the terms and subject to the conditions set forth in this Agreement, through the merger of Merger Sub with and into the Company, with the Company as the surviving corporation in the Merger as a direct or indirect wholly owned subsidiary of Parent (the “Merger”);
WHEREAS, the board of directors of Parent (the “Parent Board”) has unanimously determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interests of Parent and its securityholders and has approved and adopted this Agreement and the Merger;
WHEREAS, the board of directors of Merger Sub has determined that the Merger and this Agreement are advisable, fair to and in the best interests of Merger Sub and its stockholder and has approved and adopted this Agreement and the Merger;
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interests of the Company and its stockholders and has approved and declared advisable this Agreement and the Merger; (b) directed that this Agreement be submitted to the stockholders of the Company for their adoption; and (c) resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement at the Company Stockholders’ Meeting;
WHEREAS, as a condition and an inducement to the willingness of Parent to enter into this Agreement and to consummate the Merger, in connection with the execution of this Agreement, certain stockholders of the Company have executed voting agreements pursuant to which, among other things, each such stockholder has agreed to vote in favor of the Merger and certain related matters at the Company Stockholders’ Meeting; and
WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the consummation of the Merger.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants herein and intending to be legally bound, the parties hereto agree as follows:
Article I
THE MERGER
Section 1.1.   The Merger.   On the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the Effective Time, Merger Sub shall be merged with and into the Company pursuant to the Merger. At the Effective Time, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving entity in the Merger (the “Surviving Corporation”).
Section 1.2.   Closing.   The closing (the “Closing”) of the Merger shall take place at the offices of Greenberg Traurig, P.A., 401 East Las Olas Boulevard, Suite 2000, Ft. Lauderdale, Florida (or through electronic exchange of signatures) at 8:00 am, Eastern time, on the date that is the fifth (5th) Business Day following the satisfaction or (to the extent permitted by Law) waiver of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions), or at such other place, time and date as shall be agreed in writing between the parties. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

Section 1.3.   Effective Time.   Subject to the provisions of this Agreement, (i) at the Closing, the Company and Merger Sub shall file with the Secretary of State of the State of Delaware the certificate of merger relating to the Merger (the “Certificate of Merger”), executed in accordance with the relevant provisions of the DGCL and (ii) as soon as practicable thereafter, make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at the time that the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware, or at such later time as Parent and the Company may agree and specify (or cause to be specified) in the Certificate of Merger (the time the Merger becomes effective being the “Effective Time”).
Section 1.4.    Effects.   The Merger shall have the effects set forth in this Agreement and the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time the separate corporate existence of Merger Sub shall cease, all the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall be vested in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
Section 1.5.   Effect on Capital Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of the parties, or the holder of any shares of Capital Stock of Merger Sub or the Company:
(a)   Cancellation of Preferred Stock, Treasury Stock and Parent-Owned Stock.   All shares of (i) Company Preferred Stock and (ii) Company Common Stock that are held in the Company’s treasury or are held directly by a Company Subsidiary, Parent, or Merger Sub immediately prior to the Effective Time (collectively, with the Dissenting Shares, “Excluded Shares”) shall, as of immediately prior to the Effective Time, be cancelled and shall cease to exist, and no consideration shall be paid or payable in respect thereof.
(b)   Conversion of Company Common Stock.   At the Effective Time, each share of Company Common Stock that is issued and outstanding immediately prior to the Effective Time, other than the Excluded Shares, shall be converted into the right to receive, an amount of cash equal to the Per Share Merger Consideration, without interest, as set forth in the Final Adjustment Statement finally determined and agreed upon by the parties pursuant to Section 1.5(c).
(c)   Final Adjustment Statement.   No later than five (5) Business Days prior to the Final Measurement Date, the Company shall deliver to Parent a statement, prepared in accordance with this Agreement (the “Final Adjustment Statement”), setting forth in reasonably sufficient detail (i) the Closing Loan Balance, (ii) the Company’s good faith estimate of the Closing Company Transaction Expenses and (iii) reasonable supporting documentation in support of the calculation of the Closing Loan Balance and the Closing Company Transaction Expenses set forth in the Final Adjustment Statement. Following the delivery of the Final Adjustment Statement to Parent, the Company shall afford Parent and its Representatives the opportunity to examine the statements that were used to prepare the Final Adjustment Statement and any supporting documentation that is reasonably necessary and appropriate for Parent to review the Final Adjustment Statement, and the Company shall make available, upon Parent’s reasonable request and during normal business hours, the appropriate Representatives of the Company and its Subsidiaries involved in the preparation of the Final Adjustment Statement. If Parent reasonably disputes the accuracy of any item set forth in the Final Adjustment Statement (provided that the Parent may only dispute if the aggregate amount of all disputes is in excess of $100,000), Parent shall be entitled to provide comments to the Company no later than three (3) Business Days after receipt of the Final Adjustment Statement, and Parent and the Company shall, in good faith, use their respective reasonable best efforts to resolve any such requested changes as promptly as reasonably practicable thereafter and, to the extent necessary, the Final Adjustment Statement shall be revised to reflect any changes to any component thereof mutually agreed to in writing by the Company and Parent prior to the Closing (provided that neither the Company nor Parent may unreasonably withhold, condition or delay such agreement). The Per Share Merger Consideration shall be calculated based on the Closing Loan Balance and Closing Company Transaction Expenses as set forth in the Final Adjustment Statement finally determined and agreed by the parties pursuant to this Section 1.5(c). For the avoidance of doubt, notwithstanding anything to the contrary herein, the Closing shall not be consummated, unless and until Parent and the Company have mutually agreed to the Final Adjustment Statement and the Per Share Merger Consideration in accordance with this Section 1.5(c), which agreement shall not be unreasonably withheld, conditioned or delayed by either party.

(d)   Treatment of Converted Stock; Adjustments.   All shares of Company Common Stock, when converted pursuant to Section 1.5(b), shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the “Company Certificates”) and each holder of a non-certificated outstanding share of Company Common Stock represented by book entry (“Company Book Entry Shares”), shall cease to have any rights with respect thereto, except the right to receive the Per Share Merger Consideration to be issued in consideration therefor. Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time the outstanding Company Common Stock represented by the Company Equity Awards shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any additional Capital Stock is issued upon any exercise of rights under any shareholder rights plan, as applicable, or any similar event shall have occurred, then any number or amount contained herein that is based upon the number of shares of Company Common Stock will be appropriately adjusted, without duplication, to provide the same economic effect as contemplated by this Agreement prior to such event (provided that this Section 1.5(d) shall not be construed to permit the Company or any of its Subsidiaries to take any action with respect to its Capital Stock or otherwise that is prohibited by the terms of this Agreement).
(e)   Merger Sub Capital Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of the parties or any of their respective shareholders or stockholders, each share of common stock, par value $0.0001 of Merger Sub, issued and outstanding immediately prior to the Effective Time, and all rights in respect thereof, shall forthwith be canceled and cease to exist and be converted into one fully paid and nonassessable share of common stock of the Surviving Corporation, which shall constitute the only outstanding shares of Capital Stock of the Surviving Corporation.
(f)   Dissenting Shares.   Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by a stockholder who is entitled to demand, and properly demands, appraisal of such shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL (such stockholders, the “Dissenting Stockholders” and, such shares of Company Common Stock, the “Dissenting Shares”), shall not be converted into or be exchangeable for the right to receive the Per Share Merger Consideration, but instead such holder shall be entitled to payment of the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL (and, at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the right to receive the fair value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL), unless and until such holder shall have failed to perfect or shall have effectively waived, withdrawn or lost rights to appraisal under the DGCL. If any Dissenting Stockholders shall have failed to perfect or shall have effectively waived, withdrawn or lost such rights, the Dissenting Shares held by such Dissenting Stockholder shall thereupon be deemed to have been converted into, as of the Effective Time, and shall thereafter represent only the right to receive, the Per Share Merger Consideration as provided in Section 1.5(b), and immediately following such cancellation shall be automatically cancelled and cease to exist. The Company shall give Parent prompt notice of any written demands for appraisal of any shares of Company Common Stock, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to stockholders’ rights of appraisal in accordance with the provisions of Section 262 of the DGCL, and shall give Parent the opportunity to participate in all negotiations and proceedings with respect to all such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, settle or offer or agree to settle any such demands. Any portion of the Merger Consideration made available to the Exchange Agent pursuant Article II to pay for shares of Company Common Stock for which appraisal rights have been perfected shall be returned to Parent on demand.

Section 1.6.   Option and Company Incentive Award Plans.
(a)   As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:
(i)    Each Company Stock Option that is outstanding and unexercised immediately prior to the Effective Time shall be cancelled and the holder of such Company Stock Option shall be entitled to receive, in full satisfaction of the rights of such holder with respect thereto, the Per Share Merger Consideration in respect of each Net Share (if any) covered by such Company Stock Option, without interest and less applicable Tax withholdings. For the avoidance of doubt, to the extent that there is no Net Share covered by a Company Stock Option, such Company Stock Option shall be cancelled and the holder thereof shall receive no consideration therefor;
(ii)    Each Company RSU Award outstanding immediately prior to the Effective Time that remains unvested at the Effective Time shall automatically be cancelled and replaced with a grant by Parent of a restricted stock unit award (a “Replacement RSU Award”), on similar terms and conditions as were applicable to the Company RSU Award under the relevant Company Incentive Award Plan prior to the Effective Time, except for the vesting which shall be pro-rata vesting over the three (3) years following Closing (provided that each holder of Company RSU Awards listed on Section 1.6(a)(ii) of the Company Disclosure Schedule will be entitled to maintain any vesting acceleration to which they are entitled under the Desktop Metal, Inc. Severance Plan and such protection shall continue to apply to the applicable Replacement RSU Award, subject to the terms and limitations set forth in any Severance Letter Agreement executed by such holder and described on Section 1.6(a)(ii) of the Company Disclosure Schedule), and the number of Parent Ordinary Shares underlying the Replacement RSU Award shall be determined by multiplying the number of shares of Company Common Stock covered by such Replacement RSU Award immediately prior to the Effective Time by the Exchange Ratio, rounding down to the nearest whole number of shares; provided, however, that in no event shall the number of Parent Ordinary Shares underlying such Replacement RSU Awards exceed the Maximum ADS Amount, and to the extent such Replacement RSU Awards exceed the Maximum ADS Amount, such Replacement RSU Awards will be reduced on a proportionate basis; and
(iii)   Each Company PSU Award outstanding immediately prior to the Effective Time that remains unvested shall automatically terminate, in full, effective as of the Effective Time and each holder of such Company PSU Award shall no longer have any rights thereto.
Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt such resolutions and take such other actions as are necessary, including without limitation providing any required notices and obtaining any required consents (if any), to effectuate the provisions of this Section 1.6(a). In addition, prior to the Effective Time, the Company shall adopt such resolutions and take such other actions as are necessary to terminate the Company Incentive Award Plans effective as of the Effective Time. All Company Stock Options, Company RSU Awards and Company PSU Awards shall no longer have any force and effect on or after the Effective Time.
(b)   Parent shall take all corporate action and shall make all necessary filings with any Governmental Entity (as defined below) necessary for the Replacement RSU Awards pursuant to Section 1.6(a), including reserving for issuance a sufficient number of Parent Ordinary Shares for delivery upon exercise or settlement of the Replacement RSU Awards. In addition, Parent shall file with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable (and in any event within five Business Days) following the Effective Time a registration statement on Form S-8 (or such other applicable form, including Form F-3) with respect to the Replacement RSU Awards and the Parent ADSs or Parent Ordinary Shares underlying such Replacement RSU Awards, and shall maintain the effectiveness of such registration statement for so long as such awards remain outstanding and such registration of the Parent ADSs or Parent Ordinary Shares issuable thereunder continues to be required.
Section 1.7.   Governing Documents; Name.   At the Effective Time, the certificate of incorporation of the Surviving Corporation and the bylaws of the Surviving Corporation shall be amended and restated in their entirety substantially in the form of Merger Sub’s certificate of incorporation and bylaws as in effect immediately prior to the Effective Time, or as otherwise to be mutually agreed upon between Parent and the Company, in each case until thereafter amended in accordance with their respective terms and with applicable Law.
Section 1.8.   Directors and Officers of Surviving Corporation.   Except as may be otherwise determined by Parent, the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time, until such director’s successor is elected and qualified or such director’s earlier death, resignation or removal, in each case in accordance with the bylaws of the Surviving Corporation. Except as may be otherwise determined by Parent, the officers of the Company immediately prior to the Effective Time shall be, as of the Effective Time, the officers of the Surviving Corporation, in each case until such officer’s successor is elected and qualified or such officer’s earlier death, resignation, retirement, disqualification or removal, in each case in accordance with the bylaws of the Surviving Corporation. For the avoidance of doubt, the Board of Directors of the Company shall, at the Effective Time, resign from office.
Article II
EXCHANGE OF SHARES
Section 2.1.   Exchange Agent and Exchange Fund.   Prior to the Effective Time, Parent shall engage a U.S. bank or trust company designated by Parent and reasonably acceptable to the Company to act as exchange and paying agent (the “U.S. Exchange Agent”) and, at Parent’s discretion, an Israeli sub-paying agent (the “Israeli Exchange Agent” and each of the U.S. Exchange Agent and Israeli Exchange Agent, as applicable, an “Exchange Agent”), in connection with the Merger for the purpose of exchanging Certificates or Uncertificated Shares for the Per Share Merger Consideration payable in respect of the shares of Company Common Stock and the payment of the Per Share Merger Consideration with respect to any Company Stock Option pursuant to Section 1.6(a)(i). At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with one or more Exchange Agents, for exchange in accordance with this Article II through the Exchange Agent, cash sufficient to pay the Merger Consideration. All cash deposited with the Exchange Agent is hereinafter referred to as the “Exchange Fund”. The Exchange Fund shall not be used for any other purpose. The Exchange Agent shall invest the cash in the Exchange Fund as directed by Parent; provided, however, that such cash shall only be invested in the manner provided in the Exchange Agent Agreement; provided, further, that no such investment or losses thereon shall affect the Merger Consideration payable to holders of Company Common Stock or Company Stock Options entitled to receive such consideration and, to the extent necessary to pay the Merger Consideration, Parent shall promptly (and in any event, prior to Closing) cause to be provided additional funds to the Exchange Agent for the benefit of holders of Company Common Stock and Company Stock Options entitled to receive such consideration in the amount of any such losses. Any interest and other income resulting from such investments shall be the property of, and paid to, Parent on termination of the Exchange Fund.
Section 2.2.   Exchange of Shares, Certificates and Book-Entry Shares.
(a)   Procedures for Surrender.
(i)   Company Certificates.   As promptly as practicable after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record Company Certificates, which at the Effective Time were converted into the right to receive the Per Share Merger Consideration with respect to each share of Company Common Stock held by it immediately prior to the Effective Time, a form of letter of transmittal (the “Letter of Transmittal”) (which shall specify that delivery shall be effected, and risk of loss and title to Company Certificates shall pass, only upon delivery of the same (or affidavits of loss in lieu thereof) to the Exchange Agent and shall be in such form and have such other provisions as Parent may specify subject to the Company’s reasonable approval), together with instructions thereto, all information required by Exchange Agent for the Payor securing the Withholding Tax Ruling and the Tax form or forms indicated by Section 2.2(f)(ii) (and/or such other forms as are required under any applicable Tax Law) in which the beneficial owner of Company Common Stock provides certain information (and, if applicable, supporting documentation) necessary for Parent or the Exchange Agent, as applicable, to determine whether any amounts need to be withheld from the consideration payable to such beneficial owner hereunder pursuant to the terms of the Ordinance (in each case, subject to the terms of the Withholding Tax Ruling, if obtained, the Code, if applicable, or any provision of applicable Law).
(ii)   Company Book-Entry Shares.   Any holder of the Company Book Entry Shares whose shares of Company Common Stock were converted pursuant to Section 1.5(b) into the right to receive the Per Share Merger Consideration shall not be required to deliver a Company Certificate (nor an affidavit of loss in lieu thereof nor an indemnity bond) or an executed Letter of Transmittal to the Exchange Agent to receive the Per Share Merger Consideration. In lieu thereof, each registered holder of one or more Company Book Entry Shares shall automatically upon the Effective Time be entitled to receive, and Parent shall cause the Exchange Agent to pay and deliver as promptly as practicable after the Effective Time, the Per Share Merger Consideration with respect to each share of Company Common Stock held by such registered holder immediately prior to the Effective Time pursuant to the provisions of Article I and this Article II, for each share of Company Common Stock formerly represented by such Company Book Entry Share, subject to the provisions of Section 2.2(f) and Section 5.4.
(iii)    Company Stock Options.   Any holder of Company Stock Options that is entitled to Per Share Merger Consideration pursuant to Section 1.6(a)(i), shall not be required to deliver an executed Letter of Transmittal to the Exchange Agent to receive the Per Share Merger Consideration. In lieu thereof, but subject to such holder of Company Stock Options providing the Exchange Agent with the Valid Tax Certificate or Tax Residency Certificate (as applicable), each such holder of Company Stock Options shall automatically upon the Effective Time be entitled to receive, and Parent shall cause the Exchange Agent to pay and deliver as promptly as practicable after the Effective Time, the Per Share Merger Consideration with respect to each Net Share covered by such Company Stock Option held by such holder immediately prior to the Effective Time pursuant to the provisions of Article I and this Article II, subject always to the provisions of Section 5.4 and Section 2.2(f).
(b)   Merger Consideration Received in Connection with Exchange.   Upon (i) the surrender of Company Certificates for cancellation to the Exchange Agent, or (ii) in the case of Company Book Entry Shares, the receipt of an “agent’s message” by the Exchange Agent, and in the case of Company Certificates together with the Letter of Transmittal and with all the documentation as specified in Section 2.2(a)(i), duly, completely and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such shares shall be entitled to receive in exchange therefor the Per Share Merger Consideration with respect to each share of Company Common Stock held by it immediately prior to the Effective Time, subject to the provisions of Section 2.2(f) and Section 5.4. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, until surrendered as contemplated by this Section 2.2(b), each share of Company Common Stock (including any Company Certificate with respect thereto) shall be deemed at any time from and after the Effective Time to represent only the right to receive upon such surrender the Per Share Merger Consideration which the holder of such share of Company Common Stock was entitled to receive in respect of such shares pursuant to Section 1.5(b). No interest shall be paid or shall accrue on any cash payable upon surrender of any Company Certificate or in respect of Company Book Entry Shares.
(c)   No Further Ownership Rights in Company Common Stock.   The Per Share Merger Consideration paid in accordance with the terms of this Article II upon conversion of any shares of Company Common Stock shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock. If, after the Effective Time, any Company Certificates formerly representing shares of Company Common Stock or any Company Book Entry Shares are presented to Parent or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Article II.
(d)   Termination of Exchange Fund.   Unless otherwise determined in the Withholding Tax Ruling, any portion of the Exchange Fund (including any interest received with respect thereto) that remains undistributed to the holders of Company Common Stock or Company Stock Options who has not theretofore complied with this Article II for twelve (12) months after the Closing Date (the “Exchange Fund Termination Date”) shall be delivered to Parent and any holder of Company Common Stock who has not theretofore complied with this Article II shall thereafter look only to Parent for payment of its claim for Per Share Merger

Consideration, and thereafter any withholding in connection with the payment of the Per Share Merger Consideration to such holder shall be made in accordance with the procedures outlined under Section 2.2(f) below.
(e)   No Liability.   None of the Company, Parent, Merger Sub or the Exchange Agent shall be liable to any Person in respect of any portion of the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any portion of the Exchange Fund which remains unclaimed by the holders of Company Certificates or the holders of evidence of Company Book Entry Shares for five (5) years after the Effective Time (or immediately prior to such earlier date on which the Exchange Fund would otherwise escheat to, or become the property of, any Governmental Entity), shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
(f)   Withholding Rights.
(i)    Each of the Surviving Corporation, Parent, and the Exchange Agent and each of their respective Affiliates (each, a “Payor”) shall each be entitled to deduct and withhold, or cause to be deducted and withheld, from the consideration otherwise payable to a holder of Company Common Stock or Company Stock Options pursuant to this Agreement, any amounts that are required to be withheld or deducted with respect to such consideration pursuant to the Ordinance, the Code, if applicable, or any other applicable provisions of Israeli or non-Israeli Tax Law and, solely with respect to any Israeli Taxes, in accordance with Section 2.2(f)(ii) below. To the extent that amounts are so withheld and remitted to the appropriate Governmental Authority such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.
(ii)   Israeli Withholding Procedures.
(A)    At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Exchange Agent cash sufficient to pay the Merger Consideration in accordance with Section 2.1. Subject to any other provision to the contrary in the Withholding Tax Ruling, if obtained, with respect to Israeli Taxes, the Merger Consideration shall be retained by the Exchange Agent for the benefit of the holders of Company Common Stock or Company Stock Options for a period of twelve (12) months following the Closing Date, subject to disbursement by the Exchange Agent in accordance with the applicable provisions of this 2.2(f)(ii), unless Parent or the Exchange Agent is otherwise instructed explicitly by the ITA, (during which time no Payor shall make any payments to any holder of Company Common Stock or Company Stock Options and withhold any amounts for Israeli Taxes from the payment deliverable pursuant to this Agreement, except as provided below) after which time the Exchange Fund shall be terminated in accordance with Section 2.2(d) hereof.
(B)    If the Withholding Tax Ruling is obtained by the Closing Date, then no payment to a holder of Company Common Stock or Company Stock Options shall be made prior to such date (which shall not be later than three (3) Business Days prior to the Exchange Fund Termination Date (the “Withholding Drop Date”)) where such holder delivers the following documentation (or such other documentation required under the Withholding Tax Ruling), as applicable, to the Exchange Agent or any other Payor instructed by Parent: (x) with respect to a 5% Holder (or any other holder not included in the Withholding Tax Ruling per its terms), a Valid Tax Certificate (or such other forms as are required under any applicable Tax Law) or a Tax Residency Certificate, or (y) with respect to any holder covered under the Withholding Tax Ruling (which, for avoidance of doubt, shall not be a 5% Holder) a declaration for Israeli Tax withholding purposes in the form attached hereto as Schedule 2.2(f)(ii)(B) (“Tax Declaration”) unless a different form of declaration is required by the provisions of the Withholding Tax Ruling, and any supporting documentation as may be required by the Withholding Tax Ruling, as applicable.
(C)   If the Withholding Tax Ruling is not obtained by the Closing Date, then no payment to a holder of Company Common Stock or Company Stock Options shall be made prior to such date (which shall be no later than the Withholding Drop Date) where such holder delivers the following documentation, as applicable, to the Exchange Agent or any other Payor instructed by Parent: (x) with respect to a 5% Holder, a Valid Tax Certificate (or such other forms as are required under any applicable Tax Law) or a Tax Residency Certificate; or (y) with respect to any holder which is not a 5% Holder, a Tax Declaration.
(D)    Insofar as the respective holder has timely met the applicable requirements of Section 2.2(f)(B) or 2.2(f)(C) then the Exchange Agent shall promptly pay to such holder the Merger Consideration allocable to such holder without deduction or withholding for Israeli Taxes (or, with such deduction as required under the Withholding Tax Ruling, or pursuant to the Valid Tax Certificate, if applicable, as reasonably determined by Payor, and subsequent remittance to the ITA). If a holder fails to deliver the documentation required in Section 2.2(f)(B) or 2.2(f)(C) prior to the Exchange Fund Termination Date, but has otherwise complied with the requirements of Section 2.2(a), then the Exchange Agent shall promptly pay to such holder the Merger Consideration allocable to such holder, subject to such deduction as required under the Withholding Tax Ruling, or pursuant to Section 2.2(f)(i), as applicable, as reasonably determined by Payor, and subsequent remittance to the ITA). Unless otherwise determined in the Withholding Tax Ruling, if obtained, any withholding made in New Israeli Shekels with respect to payments made hereunder in Dollars shall be calculated based on a conversion rate on the date the payment is actually made to any recipient and any currency conversion commissions will be borne by the applicable payment recipient and deducted from payments to be made to such payment recipient.
(E)   Any payment to a holder of the Company Common Stock or Company Stock Option hereunder shall be delivered by the U.S. Exchange Agent (unless otherwise required by the Withholding Tax Ruling.
Any payment to a beneficiary hereunder shall be delivered from the Israeli Exchange Agent to the entity constituting the US Exchange Agent.
(iii)   If following the date hereof, the parties hereto mutually determine in good faith, based on discussions with the Exchange Agent, or based on the Withholding Tax Ruling, that the parties hereto are required to act in a manner other than as provided for above with respect to the Tax withholding and payment procedures set forth therein, the parties hereto agree to take all action necessary or advisable to act in accordance with such required Tax withholding and payment procedures.
(iv)   Notwithstanding anything to the contrary herein, the withholding rights and/or obligations conferred upon a Payor shall also apply to any Person which is entitled to receive consideration under this Agreement in connection with Company’s equity.
(g)   Lost Certificates.   If any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Certificate to be lost, stolen or destroyed (including a customary indemnity in respect thereof), the Exchange Agent shall issue, in exchange for such lost, stolen or destroyed Company Certificate, the Per Share Merger Consideration.
(h)   No Subsequent Transfers of Company Common Stock.   After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time.
Article III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to Parent that the statements contained in this Article III are true and correct except to the extent disclosed in (i) any Company SEC Documents filed or furnished with the SEC during the three (3) year period prior to the date of this Agreement and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval System prior to the date that was three (3) days prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, but excluding, in each case, any disclosure contained under the caption “risk factors” and any predictive, cautionary or forward looking disclosures including those contained under the captions “forward looking statements” or any similar precautionary sections and any other disclosures contained therein that are predictive, cautionary or forward looking in nature); or (ii) the disclosure schedules delivered by the Company to Parent at or before the execution and delivery by the Company of this Agreement (the “Company Disclosure Schedule”) with such disclosure qualifying the representation or warranty only to the extent it makes reference to a specific section or sub-section of this Article III, or, other than the with respect to items disclosed in Section 3.14 of the Company Disclosure Schedule, that it is reasonably apparent on the face of the disclosure that such disclosure qualifies or applies to another section or sub-section of this Article III.
Section 3.1.   Organization, Standing and Power.   Each of the Company and each Company Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent such jurisdiction recognizes such concept), except, in the case of the Company Subsidiaries, where the failure to be so organized, existing or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries has all requisite power and authority and possesses all governmental franchises, licenses, permits, authorizations, variances, exemptions, orders and approvals (collectively, “Permits”) necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted (the “Company Permits”), except where the failure to have such power or authority or to possess the Company Permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has delivered or made available to Parent, prior to execution of this Agreement, a true and complete copy of the Certificate of Incorporation of the Company, in effect as of the date of this Agreement (the “Company Certificate of Incorporation”) and the amended and restated by-laws of the Company in effect as of the date of this Agreement. Such Company Certificate of Incorporation and by-laws are in full force and effect and the Company is not, and has not been, in violation of any of the provisions of the Company Certificate of Incorporation or such by-laws.
Section 3.2.   The Company Subsidiaries.   Section 3.2 of the Company Disclosure Schedule sets forth the name and jurisdiction of organization of each Company Subsidiary and the name of all holders of all Capital Stock of each Company Subsidiary. The outstanding shares of Capital Stock in each Company Subsidiary have been validly issued and are fully paid and nonassessable and are owned by the Company, by another Company Subsidiary or by the Company and another Company Subsidiary, free and clear of all material pledges, liens, charges, mortgages, deeds of trust, rights of first offer or first refusal, options, encumbrances and security interests of any kind or nature whatsoever (collectively, with covenants, conditions, restrictions, easements, encroachments, title retention agreements or other third party rights or title defects of any kind or nature whatsoever, “Liens”), other than Permitted Liens, and free of any other material restriction (including any restriction on the right to vote, sell or otherwise dispose of such Capital Stock, voting securities or other equity interests), except for restrictions imposed by applicable securities laws.
Section 3.3.   Capitalization.
(a)   As of the date of this Agreement, the authorized capital stock of the Company consists of: (i) 500,000,000 shares of Class A common stock, $0.0001 par value per share (the “Company Common Stock”), of which 33,231,927 shares of Company Common Stock were issued and outstanding as of the date of this Agreement (including 0 shares held in treasury); and (ii) 50,000,000 shares of preferred stock, $0.0001 par value per share (the “Company Preferred Stock”), 50,000 of which have been designated as “Series A Junior Participating Preferred Stock”, and of which no shares of the Company Preferred Stock were issued and outstanding as of the date of this Agreement. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any Company Incentive Award Plan will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. No Subsidiary of the Company owns any shares of capital stock of the Company (other than any such shares owned by Subsidiaries of the Company in a fiduciary, representative or other capacity on behalf of other Persons, whether or not held in a separate account).

(b)   As of the date of this Agreement: (i) 563,447 shares of Company Common Stock are subject to issuance pursuant to outstanding Company Stock Options, of which 22,815 shares of Company Common Stock that are subject to issuance pursuant to outstanding Company Stock Options with an exercise price that is less than $5.50 per share; (ii) 2,098,295 shares of Company Common Stock are subject to issuance pursuant to outstanding Company RSU Awards; (iii) 695,269 shares of Company Common Stock are subject to issuance pursuant to outstanding Company PSU Awards; (iv) 3,233,178 shares of Company Common Stock are reserved for future issuance of awards under the Company Incentive Award Plans; and (v) there were outstanding $115,000,000 aggregate principal amount of Company Convertible Notes (with a Conversion Rate as of the date of this Agreement equal to 60.1504 shares of Company Common Stock per thousand dollar principal amount). The Company has delivered or made available to Parent or its counsel copies of the Company Incentive Award Plans covering all of the Company Equity Awards outstanding as of the date of this Agreement, and the forms of stock option agreement, restricted stock award, restricted stock unit grant agreement and/or performance-based restricted stock unit grant agreement, as applicable (“Company Equity Agreement”), evidencing such Company Equity Awards, and, of any individual Company Equity Agreements to the extent the terms set forth in such individual Company Equity Agreement are different than as set forth in the form agreements. Each Company Stock Option has been granted with an exercise price that is no less than the fair market value of the underlying shares of Company Common Stock on the date of grant, as determined by Company Board in its sole discretion in accordance with Section 409A of the Code. Except as described in Section 3.3(b) of the Company Disclosure Schedule, each Company Stock Option, Company RSU Award and Company PSU Award is exempt from Section 409A of the Code.
(c)   Except as described in Section 3.3(a) and for options, rights, securities, instruments, obligations and plans referred to in Section 3.3(b), as of the date of this Agreement, there is no: (i) issued or outstanding Capital Stock of the Company, (ii) outstanding subscription, option, call, warrant or right to acquire any shares of the Capital Stock of the Company or any Company Subsidiary; or (iii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the Capital Stock of the Company or any Company Subsidiary; or (iv) stockholder rights plan (or similar plan commonly referred to as a “poison pill”), or under which the Company or any Company Subsidiary is or may become obligated to sell or otherwise issue any shares of its Capital Stock or any other securities.
(d)   There are no voting trusts or other Contracts to which the Company or any Company Subsidiary is a party or, to the Knowledge of the Company to which any other Person is a party, with respect to the voting or registration of any shares of, or other equity interest in, the Company or any Company Subsidiary.
(e)   Following the Closing, pursuant to the terms of the Company Indenture, the Company Convertible Notes will only be convertible into cash in an amount, per $1,000 principal amount of the Company Convertible Notes being converted, equal to the product of (i) the Conversion Rate (as defined under the Company Indenture) then in effect, (including, for the avoidance of doubt, any increase to such Conversion Rate pursuant to Section 5.07 of the Company Indenture, if applicable) and (ii) the Per Share Merger Consideration. Following the Closing, assuming that the Per Share Merger Consideration is paid solely in cash and is less than $13.30 and there were no events resulting in an adjustment pursuant to Section 5.07(B) of the Company Indenture since the date of this Agreement, there will be no increase to the Conversion Rate pursuant to Section 5.07 of the Company Indenture. For the avoidance of doubt, the consummation of the Merger pursuant to this Agreement would not by itself result in an adjustment pursuant to Section 5.07(B) of the Company Indenture.
Section 3.4.   Authority; Execution and Delivery; Enforceability.
(a)   The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger and the transactions contemplated by this Agreement, subject to the receipt of the Company Stockholder Approval. The Company Board at a meeting duly called and held in compliance with the requirements of the DGCL and Company Certificate of Incorporation and the bylaws of the Company, has adopted resolutions, by unanimous vote of all directors (i) approving the execution, delivery and performance of this Agreement; (ii) determining that entering into this Agreement is in the best interests of the Company and its stockholders; (iii) declaring this Agreement and the transactions contemplated by this Agreement advisable; and (iv) recommending that the Company’s stockholders vote in favor of the adoption of this Agreement and directing that such adoption be submitted to the Company’s stockholders for approval at the Company Stockholders’ Meeting. As of the date of this Agreement, such resolutions have not been amended or withdrawn. Except for the Company Stockholder Approval, no other corporate proceedings on the part of the Company are necessary to authorize, adopt or approve, as applicable, this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (except for the filing of the appropriate merger documents as required by the DGCL). The Company has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
(b)   The affirmative votes of the holders of a majority of the outstanding shares of Company Common Stock as of the record date for the Company Stockholders’ Meeting, represented at a stockholder meeting of the Company in person or by proxy and voting thereon, approving the adoption of this Agreement (the “Company Stockholder Approval”), is the only vote of the holders of any class or series of the Company’s Capital Stock necessary to approve and adopt this Agreement, the Merger and the consummation of the other transactions contemplated hereby.
Section 3.5.   No Conflicts; Consents.
(a)   The execution and delivery by the Company of this Agreement does not, and the performance by it of its obligations hereunder and the consummation of the Merger and the other transactions contemplated by this Agreement will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a requirement to obtain any consent, approval, clearance, waiver, Permit or order (“Consent”) or a right of payment, termination, cancellation or acceleration of any obligation, any obligation to make or to enable any third party to make, an offer to purchase or redeem any Indebtedness or Capital Stock or any loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary, or give any Person the ability to materially delay or impede the ability of the Company to consummate the Merger or the other transactions contemplated hereby, under, any provision of (i) the Company Certificate of Incorporation, the Company bylaws or the comparable charter or organizational documents of any Company Subsidiary (assuming that the Company Stockholder Approval is obtained); (ii)any contract, lease, license, indenture, note, bond, agreement, concession, franchise or other instrument, whether oral or in writing, (a “Contract”) to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound and which would be considered a Company Material Contract or that would otherwise reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole; or (iii) subject to the filings and other matters referred to in Section 3.5(b), any judgment, order or decree (“Judgment”) or statute, law (including common law), ordinance, rule or regulation (“Law”), in each case, applicable to the Company or any Company Subsidiary or their respective properties or assets (assuming that the Company Stockholder Approval is obtained); except for such Contracts, Judgments or Laws that would not reasonably be expected to have a Company Material Adverse Effect.
(b)   No Consent of or from, or registration, declaration, notice or filing made to or with any federal, national, state, provincial or local, whether domestic or foreign, government or any court of competent jurisdiction, administrative agency or commission or other governmental or regulatory authority or instrumentality, whether domestic, foreign or supranational (a “Governmental Entity”) is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution and delivery of this Agreement or its performance of its obligations hereunder or the consummation of the Merger and the other transactions contemplated by this Agreement, other than (i) (A) the filing with the SEC of the Proxy Statement; and (B) the filing with the SEC of such reports under, and such other compliance with, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, as may be required in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement; (ii) compliance with and filings under the HSR Act, the DPA and such other compliance, Consents, registrations, declarations, notices or filings as are required to be observed, made or obtained under any foreign antitrust, competition, investment, trade regulation or similar Laws, including submission of the notice required under 22 C.F.R. section 122.4(b) of the International Traffic in Arms Regulations, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of the other jurisdictions in which the Company and Parent are qualified to do business; (iv) such Consents, registrations, declarations, notices or filings as are required to be made or obtained under the securities or “blue sky” laws of various states in connection with the issuance of the Per Share Merger Consideration; (v) such filings with Nasdaq and the NYSE as are required in connection with the Merger and the other transactions contemplated hereby; and (vi) such other Consents the absence of which would not, individually or in the aggregate, have had and would not reasonably be expected to have a Company Material Adverse Effect or prevent or materially delay the consummation of the Merger.
Section 3.6.   SEC Documents; Undisclosed Liabilities.
(a)   Since December 31, 2020, the Company has timely filed or furnished all forms, statements, schedules, documents and reports required to be filed or furnished by it with the SEC, together with all certifications required pursuant to SOX (such forms, statements, schedules, documents and reports together with any exhibits and schedules thereto and other information incorporated by reference therein, the “Company SEC Documents”). No Company Subsidiary is required to file or furnish any report, schedule, form, statement, prospectus, registration statement or other document with the SEC.
(b)   Each of the Company SEC Documents (i) at the time filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amended or superseded filing) or the time at which it became effective, as the case may be, complied in all material respects with the requirements of SOX and the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and of the NYSE applicable to such Company SEC Document; and (ii) did not at the time it was filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amended or superseded filing) or at the time at which it became effective, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included or incorporated by reference in the Company SEC Documents complied, at the time they were filed, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the date of this Agreement, (i) there are no outstanding unresolved comments with respect to the Company or the Company SEC Documents filed with the SEC noted in comment letters or other correspondence received by the Company or its attorneys from the SEC; and (ii) to the Knowledge of the Company, there are no pending formal or informal investigations of the Company by the SEC. The Company is, and since December 31, 2020, has been, in compliance in all material respects with (i) the applicable provisions of SOX and (ii) the applicable listing and corporate governance rules and regulations of the NYSE.
(c)   Except (i) as reflected or reserved against in the Company’s consolidated balance sheet as of March 31, 2024 (or the notes thereto) as included in the Company SEC Documents (the “Most Recent Company Balance Sheet”); (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since March 31, 2024 or in connection with or contemplated by this Agreement; and (iii) for liabilities and obligations that, individually or in the aggregate, have not had or would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, which liabilities covered by clauses (ii) and (iii) do not exceed five percent (5%) of the liabilities and obligations reflected on the Most Recent Company Balance Sheet, neither the Company nor any Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, due or to become due, determined or determinable, contingent or otherwise).
(d)   Neither the Company nor any of the Company Subsidiaries is a party to, or has any commitment to become a party to, (i) any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of the Company Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or (ii) any “off-balance-sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)).
(e)   Since December 31, 2023, none of the Company, the Company’s independent accountants, or the Company Board (or the audit committee of the Company Board) has received any oral or written notification of any (i) “significant deficiency” in the internal controls over financial reporting of the Company, (ii) “material weakness” in the internal controls over financial reporting of the Company or (iii) fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the internal controls over financial reporting of the Company, and except as expressly described in the Company SEC Documents, there is no such, and as of March 31, 2024 there was no such, “significant deficiency” or “material weakness”. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meanings assigned to them in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.
(f)   The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the Company’s assets; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that the Company’s receipts and expenditures are being made only in accordance with authorizations of the Company’s management and directors; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements. Except as described in the Company SEC Documents, (1) as of March 31, 2024, there were no material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and (2) since December 31, 2023, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(g)   The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) utilized by the Company are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the Chief Executive Officer and Chief Financial Officer of the Company to make the certifications required under the Exchange Act with respect to such reports.
(h)   The Company has made available to Parent or its advisors true and complete copies of all written comment letters from the staff of the SEC since December 9, 2020 relating to the Company SEC Documents and all written responses of the Company thereto through the date of this Agreement. To the Knowledge of the Company, as of the date of this Agreement, there are no SEC inquiries or investigations, and there are no other governmental inquiries or investigations or internal investigations pending or threatened regarding any accounting practices of the Company.
Section 3.7.   Information Supplied.   None of the information supplied or to be supplied by the Company or any Company Subsidiary or any of their Representatives for inclusion or incorporation by reference in the Proxy Statement will, at the time of filing and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
Section 3.8.   Absence of Certain Changes or Events.
(a)   Since March 31, 2024 through the date of this Agreement, there has not occurred any fact, circumstance, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

(b)   Since March 31, 2024 through the date of this Agreement, except to the extent it relates to the events giving rise to and the discussion and negotiation of this Agreement and the transaction contemplated by this Agreement, each of the Company and the Company Subsidiaries has conducted its respective business in the ordinary course consistent with past practice, in all material respects.
(c)   Since March 31, 2024 through the date of this Agreement, neither the Company nor any of the Company Subsidiaries has taken any action, except as set forth in Section 3.8(c) of the Company Disclosure Schedule, that, if taken after the date hereof, would constitute a breach of, or require the consent of Parent under Section 5.1(b).
Section 3.9.   Employee Benefit Plans.
(a)   Section 3.9(a) of the Company Disclosure Schedule sets forth a complete and accurate list of each material Company Benefit Plan. For the purposes of this Agreement, “Company Benefit Plan” means each employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and whether or not for employees or service providers in the United States or outside of the United States, and each bonus, stock, stock option or other equity based compensation arrangement or plan, incentive, deferred compensation, retirement or supplemental retirement, severance, employment, change-in-control, profit sharing, provident funds (including pension funds, managers’ insurance policies, further education funds or other similar funds), vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, and each insurance and other similar fringe or employee benefit plan, policy, program, agreement or arrangement, in each case, for the benefit of current or former employees, directors, consultants or other individual service providers (or any dependent or beneficiary thereof) of the Company or any Company Subsidiary or any of their ERISA Affiliates and which is sponsored, maintained and/or contributed by the Company or any Company Subsidiary or with respect to which the Company or any Company Subsidiary has or may have any obligation or liability (whether actual or contingent), but excluding any plan, program, agreement, contract, policy or arrangement sponsored by a Governmental Entity. Notwithstanding the foregoing, Section 3.9(a) of the Company Disclosure Schedule need not identify an employment agreement or offer letter if such employment agreement or offer letter (x) relates to an employee whose total annual compensation does not exceed $250,000 or (y) (A) relates to an employee working outside the United States, and (B) does not provide any severance or notice period in excess of 90 days or such longer period as may be required by applicable Law. With respect to each material Company Benefit Plan, the Company has made available to Parent or its advisors (other than the Company SEC Documents) correct and complete copies of, in each case, to the extent applicable, (i) the governing plan documents and all amendments thereto; (ii) summary plan descriptions and summaries of material modifications related to such plans and any related trust agreement, (iii) Form 5500s and non-discrimination testing results for the past three (3) plan years; (iv) the most recent financial statement and actuarial valuation, (v) all material, non-routine filings and correspondence in the past three (3) years with any Governmental Entity (including, without limitation, relating to any audits or investigations), (vi) all material related agreements, insurance contracts and other agreements which implement each such Company Benefit Plan, and (vii) the most recent IRS determination letter.
(b)   Each of Company Benefit Plans has, in all material respects, been operated, administered and funded in accordance with its terms and in compliance with applicable Law, including ERISA, the Code and, in each case, the regulations thereunder. No liability under Title IV of ERISA has been incurred by the Company, the Company Subsidiaries or any of their respective ERISA Affiliates that has not been satisfied in full, and to the Knowledge of the Company, no condition exists that is likely to cause the Company, any Company Subsidiary or any of their ERISA Affiliates to incur any such liability. Except as has not had and does not constitute a Company Material Adverse Effect, all contributions, premiums and/or other amounts required to be made by the Company or the Company Subsidiaries pursuant to each Company Benefit Plan in respect of current or prior plan years have been timely paid or accrued in accordance with GAAP or applicable international accounting standards. There are no pending, or to the Knowledge of the Company, threatened material claims, actions, investigations or audits (other than routine claims for benefits) by, on behalf of or against any of Company Benefit Plans or any trusts related thereto. No non-exempt “prohibited transaction” (within the meaning of Section 406 of ERISA and Section 4975 of the Code) for any Company Benefit Plans, and no reportable event, as defined in ERISA, has occurred in connection with the Company Benefit Plans.

(c)   No Company Benefit Plan is or was within the past six (6) years, and neither the Company, any Company Subsidiary nor any ERISA Affiliate thereof contributes to, has within the previous six (6) years contributed to, presently contributes to or has any liability or obligation, whether fixed or contingent, with respect to (i) a multiemployer plan, as defined in Section 3(37) of ERISA, (ii) a single employer plan or other pension plan that is subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, (iii) voluntary employee benefit association under Section 501(a)(9) of the Code, (iv) a multiple employer plan, as described in Section 413(c) of the Code, or (iv) a multiple employer welfare arrangement, as defined in Section 3(40) of ERISA. The Company, the Company Subsidiaries and each of their ERISA Affiliates are and have been in compliance with the applicable requirements of Section 4980B of the Code and any similar state law in all material respects. The Company and the Company Subsidiaries are and have been in compliance with the applicable requirements of the Patient Protection and Affordable Care Act of 2010 in all material respects.
(d)   No Company Benefit Plan or Contract provides, nor does the Company nor any Company Subsidiary have any obligation to provide, health or welfare benefits coverage, including life insurance or medical benefits (whether or not insured), with respect to current or former service providers beyond their retirement or other termination of service, other than coverage mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or other Law, the full cost of which is borne by the applicable service provider or such service provider’s dependents or beneficiaries.
(e)   (i) Each of Company Benefit Plans that are intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter or may rely on a preapproved plan opinion letter as to its qualification and (ii) to the Knowledge of the Company, there are no existing circumstances or any events that have occurred that would reasonably be expected to materially and adversely affect the qualified status of any such plan. Each such favorable determination letter or opinion letter has been provided or made available to Parent or its advisors.
(f)   Except as set forth in Section 3.9(f) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the Merger or the other transaction contemplated by this Agreement (either alone or in conjunction with any other event), will or would reasonably be expected to (i) result in any material payment (including severance and unemployment compensation, forgiveness of Indebtedness or otherwise) or benefit becoming due to any current or former employee, director, consultant or other individual service provider of the Company or any Company Subsidiary under any Company Benefit Plan or otherwise; (ii) materially increase any benefits or the compensation otherwise payable to any current or former employee, director, consultant or other individual service provider of the Company or any Company Subsidiary; (iii) result in any acceleration of the time of payment, funding or vesting of any such compensation or benefits or any forgiveness of Indebtedness; (iv) result in any breach or violation of, or default under or limit the Company’s or any Company Subsidiary’s right to amend, modify, terminate or transfer the assets of, any Company Benefit Plan or (v) result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that would, individually or in combination with any other such payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).
(g)   Each “nonqualified deferred compensation plan” (as defined in Code Section 409A(d)(1) and applicable regulations) with respect to any service provider of the Company or any Company Subsidiary thereof and to which the Company or any Company Subsidiary thereof is a party has been maintained and operated in compliance, in all material respects, with Section 409A of the Code and regulations and other guidance promulgated thereunder.
(h)   Neither the Company nor any Company Subsidiary is a party to nor has any obligation under any Company Benefit Plan to compensate any Person for excise Taxes payable pursuant to Section 4999 of the Code or for additional Taxes payable pursuant to Section 409A of the Code.
(i)   Except as would not, individually or in the aggregate, reasonably be excepted to constitute a Company Material Adverse Effect, each Company Benefit Plan, if any, which is maintained outside of the United States (a “Company Foreign Benefit Plan”) (i) has been operated in conformance with the applicable statutes or governmental regulations and rulings relating to such plans in the jurisdictions in which such Company Foreign Benefit Plan is present or operates and, to the extent relevant, the United States, (ii) that is intended to qualify for special tax treatment meet all requirements for such treatment and (iii) that is intended to be funded or book-reserved are fully funded or book reserved, as appropriate, based upon reasonable actuarial assumptions. Except as set forth in Section 3.9(i) of the Company Disclosure Schedule or as required by Law, no Company Foreign Benefit Plan is a defined benefit pension, superannuation, seniority premium, termination indemnity, provident fund, gratuity, long-service, jubilee or similar plan or arrangement.
Section 3.10.   Labor Matters.
(a)   The Company has attached a true, correct, and complete listing of all persons who are employees of the Company or any Company Subsidiary as of the date specified therein, including any employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized, and sets forth for each such individual the following: (i) location; (ii) title or position (including whether full-time or part-time); (iii) status (i.e. hourly, salaried, on-call, temporary, casual); (iv) hire or retention date; (v) current annual base compensation rate or contract fee or current hourly wage or rate, as applicable; (vi) current classification as exempt or non-exempt under the federal Fair Labor Standards Act and applicable state law and any changes or challenges to such classification in the past three (3) years; (vii) commission, bonus or any other compensation agreements or arrangements in which they participate; (viii) any agreements or arrangements between such employee and the Company relating in any way to the terms of his or her employment (other than confidentiality agreements executed in the ordinary course of business, customary welfare benefit arrangements or offer letters executed on the Company’s standard form and the Company’s employee handbook), (ix) any outstanding Company Equity Awards, (x) any accrued paid time off, (xi) participation in any labor union or works council; and (xi) a description of the fringe benefits provided to each such individual as of the date hereof. As of the date hereof, all compensation, including wages, commissions, bonuses, fees and other compensation, payable to all employees of the Company or any Company Subsidiary for services performed on or prior to the date specified therein have been paid in full and there are no outstanding agreements, understandings or commitments of the Company with respect to any compensation, commissions, bonuses or fees, other than as disclosed in accordance with the preceding sentence. Except as set forth on Section 3.10(a) of the Company Disclosure Schedule, the employment of each employee of the Company or any Company Subsidiary is terminable at will by the Company or the applicable Subsidiary without any penalty, severance, or other liability or obligation incurred by the Company or any Company Subsidiary.
(b)   The Company has made available to Parent a list of all individuals who are consultants or independent contractors with total annual compensation or annualized hourly rates in excess of $50,000 that are engaged by the Company or any Subsidiary as of the date hereof, whether or not doing business as an entity, and sets forth for each the following: (i) name of individual or entity; (ii) status (i.e., consultant, independent contractor, sales representative, licensed reseller); (iii) date the engagement or contract began; (iv) duration of engagement or contract; and (v) description of payments or other reimbursement for service provided. As of the date hereof, all payments that are payable to all independent contractors, individual consultants or other individual non-employee service providers by the Company and its Subsidiaries for services performed on or prior to the date hereof have been paid in full in all material respects and there are no outstanding agreements, understandings, or commitments of the Company or any Subsidiary with respect to any other payments of any kind. Except as set forth on Section 3.10(b) of the Company Disclosure Schedule, the engagement of each individual independent contractor, individual consultant or other individual non-employee service providers of the Company or any Company Subsidiary is terminable at will by the Company or the applicable Subsidiary without any penalty, severance, or other liability or obligation incurred by the Company or any Company Subsidiary, other than a notice period or continued payment obligation that does not exceed 30 days or such longer period as may be required by applicable Law.
(c)   Neither the Company nor any Company Subsidiary is a party to, or bound by, any collective bargaining agreement, union memoranda of understanding, or other Contract with a labor or trade union, works council, labor organization or similar body involving any of its employees or employee representatives (a “Collective Bargaining Agreement”). Neither the Company nor any Company Subsidiary is, nor has it during the last three (3) years been, subject to a strike or work stoppage and to the Knowledge of the Company, there is no pending strike or work stoppage involving the Company or any Company Subsidiary. There are no labor organizations representing, and to the Knowledge of the Company there are no labor organizations purporting to represent or seeking to represent, any of the Company’s or any Company Subsidiary’s employees. There are no, and during the last three (3) years there have been no, organizational campaigns, petitions, or other unionization activities with respect to the formation of a collective bargaining unit made or, to the Knowledge of the Company, threatened involving employees of the Company or any Company Subsidiary.
(d)   The Company and each Company Subsidiary is, and during the last three (3) years has been, in compliance with all applicable Laws relating to employment, including labor, employment, termination of employment, fringe benefits, immigration, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety, plant closings, mass layoffs, worker classification, harassment, discrimination, retaliation, independent contractor classification, payment of social security, exempt and non-exempt status, remote work, restrictive covenants, compensation and benefits, wages and hours of work, overtime, working during rest days, notices to employees, COVID-19 Measures, receipt of any state-paid allowances or subsidies, engagement of service providers, enforcement of labor laws, in each case except where such non-compliance has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as set forth on Section 3.10(d) of the Company Disclosure Schedule, each employee of the Company or any Company Subsidiary is (i) a United States citizen, (ii) a United States national, (iii) a lawful permanent resident of the United States, or (iv) an alien authorized to work in the United States either specifically for the Company or one of its Subsidiaries or for any United States employer.
(e)   In the past three (3) years, there has been no “mass layoff” or “plant closing” affecting any site of employment or one or more facilities or operating units within any site of employment or facility as defined by the WARN Act related to the Company or any Company Subsidiary and neither the Company nor any Company Subsidiary has incurred any liability under WARN or any similar state or local laws. No Affiliate of Parent (including without limitation the Company) will incur any liability under WARN or any similar state or local laws as a result of the transactions contemplated by this Agreement or that may be based, in whole or in part, on any layoffs or employment terminations that have occurred prior to the Closing. Except as disclosed in Section 3.10(e) of the Company Disclosure Schedule, there have been no “employment losses” as defined under the WARN Act as to any employees of the Company or any Company Subsidiary within the six (6) month period prior to Closing. The Company has made available to Parent a list of the locations, dates, and reasons for all involuntary terminations of employment as to any former employees of the Company or any Company Subsidiary within the prior three (3) years.
(f)   No current or former employee, consultant, or independent contractor of the Company or any Company Subsidiary has violated any confidentiality or proprietary information agreement or any restrictive covenant agreements, except for such violations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no proceedings pending, and as of the date of this Agreement neither the Company nor any Company Subsidiary intends to bring any proceedings, against any current or former employee, consultant, or independent contractor of the Company or any Company Subsidiary for alleged violations of any confidentiality or proprietary information agreement or any restrictive covenant agreements.
(g)   Except as set forth in Section 3.10(g) of the Company Disclosure Schedule, there are, and in the last three (3) years there have been, no actions against the Company or any Company Subsidiary pending, or to the Company’s Knowledge, threatened to be brought or filed, by or with any governmental entity or arbitrator in connection with the employment of any current or former applicant, employee, consultant, volunteer, intern, or independent contractor of the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is a party to, or otherwise bound by, any consent decree with, or citation by, any governmental entity relating to any employment-related matters arising under applicable law.
(h)   During the last three (3) years, no written allegations of harassment, discrimination, sexual assault or sexual misconduct have been made against the Company or, to the Company’s Knowledge, any of the Company Subsidiaries or involving any current or former management-level employee of the Company or any of the Company Subsidiaries, and neither the Company nor any of the Company Subsidiaries have entered into any settlement agreements as a result of any written allegations of harassment, discrimination, sexual assault or sexual misconduct with any current or former management- level employee.

(i)   The Company has made available to the Parent all written personnel policies, rules and procedures applicable to employees that have been adopted by the Company and each Company Subsidiary.
(j)   To the Company’s Knowledge, no officer, employee below officer with total annual compensation or annualized hourly rate in excess of $250,000, or group of employees of the Company or any Company Subsidiary intends to terminate his, her or their employment with the Company or any Company Subsidiary within the six (6) month period following the Closing Date, nor does the Company or any Company Subsidiary have a present intention to terminate the employment of any such officer or employee or group of employees of the Company or any Company Subsidiary within the six (6) month period following the Closing Date.
Section 3.11.   Litigation; Product Defects and Warranties.
(a)   Except as set forth in Section 3.11 of the Company Disclosure Schedule, there are no claims, actions, suits, proceedings or investigations pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary, or to the Knowledge of the Company, any present or former officers, directors or employees of the Company in their respective capacities as such, or any properties or assets of the Company or any Company Subsidiary, before or by any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, and, in the case of any such claims for damages, seek damages, in each case (or in any group of related claims, actions, suits, proceedings or investigations, or that arise from similar matters or circumstances), in excess of $250,000, or that seeks to prevent or restrict any part of the operation by the Company of its business or use of its assets or that in any manner seeks to prevent, enjoin, alter, or materially delay the Merger or any of the other transactions contemplated hereby, other than claims, actions, suits, proceedings or investigations covered by one or more insurance policies as to which the insurer or insurers have indicated their intentions in writing to defend and pay in the aggregate damages up to the amount claimed.
(b)   Since December 31, 2021, all Company Offerings have been provided in conformity with the Company’s and the Company Subsidiaries’ applicable contractual commitments, warranties and specifications, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.
(c)   The Company’s warranty reserve reflected on the Most Recent Company Balance Sheet was sufficient as of the date of the Most Recent Company Balance Sheet to cover the unexpired warranty liabilities of the Company and the Company Subsidiaries for any Company Offerings sold by the Company or any Company Subsidiaries to their respective customers prior to the date of the Most Recent Company Balance Sheet. Since the date of the Most Recent Company Balance Sheet, Parent has not materially modified its practices in calculating warranty reserves. To the Knowledge of the Company, its current warranty reserve is sufficient as of the date of this Agreement to cover the unexpired warranty liabilities of the Company and the Company Subsidiaries for any Company Offerings sold by the Company or the Company Subsidiaries to their respective customers prior to the date of this Agreement, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.12.   Compliance with Applicable Laws.
(a)   The Company and each of the Company Subsidiaries are, and since December 31, 2020, have been, in compliance in all material respects with all applicable Laws and the Company Permits, including all applicable rules, regulations, directives or policies of any Governmental Entity. No action, demand or investigation by or before any Governmental Entity is pending or, to the Knowledge of the Company, threatened alleging that the Company or a Company Subsidiary is not in material compliance with any applicable Law or the Company Permit or which challenges or questions the validity of any rights of the holder of any the Company Permit.
(b)   The Company is, and since April 24, 2019, has been, in compliance with and has not been and is not in violation of any applicable International Trade Law or Sanctions Law. Neither the Company nor any Company Subsidiary has received any actual or threatened order, notice, or other communication from any Governmental Entity of any actual or potential material violation or material failure to comply with any International Trade Law or Sanctions Law.

(c)   Without limiting the generality of the foregoing, neither the Company, the Company Subsidiaries, nor any of the Company’s or the Company Subsidiaries’ respective directors, officers or employees acting on behalf of the Company or any Company Subsidiary, respectively, is a Sanctioned Person. Neither the Company, the Company Subsidiaries, nor any of the Company’s or the Company Subsidiaries’ respective directors, officers or employees acting on behalf of the Company or any Company Subsidiary, respectively, or is or has been, in the past five (5) years, engaged in dealings or transactions, direct or indirect, in or involving Sanctioned Countries or Sanctioned Persons.
(d)   For the past five (5) years, none of the Company, any Company Subsidiary, any of their respective directors and officers, nor to the Knowledge of the Company, any other stockholder, employee, agent or other Person acting on behalf of the Company or any Company Subsidiary (i) has used any corporate or other funds for unlawful contributions, payments, gifts or entertainment; made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds; (ii) made or authorized any direct or indirect unlawful payment to any foreign or public or domestic government official or employee from corporate funds in violation of Anti-Corruption Laws; or (iii) has accepted or received any unlawful contributions, payments, gifts or expenditures.
(e)   The Company and each Company Subsidiary maintains and enforces policies and procedures reasonably designed to promote compliance with International Trade Laws, Sanctions and Anti-Corruption Laws.
Section 3.13.   Environmental Matters.   Except for matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect:
(a)   the Company and each of the Company Subsidiaries are now, and have been in the last three (3) years, in compliance with all Environmental Laws, and neither the Company nor any Company Subsidiary has received any written communication from a Person that alleges that the Company or any Company Subsidiary is in violation of, or has liability or obligations under, any Environmental Law or any Permit issued pursuant to Environmental Law;
(b)   the Company and each of the Company Subsidiaries have obtained and are in compliance with all Permits required to be obtained pursuant to any Environmental Law applicable to the Company, the Company Subsidiaries and the real properties of the Company and all such Permits are valid, in good standing and will not, to the Company’s Knowledge, be subject to modification or revocation as a result of the transactions contemplated by this Agreement;
(c)   there are no Environmental Claims pending or, to the Knowledge of the Company, threatened against the Company or any of the Company Subsidiaries, nor is the Company or any of the Company Subsidiaries aware of any basis for such Environmental Claim;
(d)   To the Company’s Knowledge, there have been no Releases of any Hazardous Material that could reasonably be expected to form the basis of any Environmental Claim against (i) the Company or any of the Company Subsidiaries, or (ii) against any Person whose liabilities for such Environmental Claims the Company or any of the Company Subsidiaries has, or may have, retained or assumed, either contractually or by operation of Law;
(e)   neither the Company nor any Company Subsidiary has retained or assumed, either contractually or by operation of law, any liabilities or obligations that could reasonably be expected to form the basis of any Environmental Claim against the Company or any of the Company Subsidiaries; and
(f)   the Company has delivered to Parent true and complete copies of all environmental Phase I reports and other investigations, studies, audits, tests, reviews or other analysis commenced or conducted by or on behalf of the Company or the Company Subsidiaries (or by a third party of which the Company or the Company Subsidiaries have knowledge) in relation to the current or prior business of the Company or the Company Subsidiaries or any real property presently or formerly owned, leased or operated by the Company or the Company Subsidiaries (or its or their predecessors) that are in the possession, custody or control of the Company or the Company Subsidiaries.

Section 3.14.   Contracts.
(a)   Section 3.14(a) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a true and complete list, and the Company has made available to Parent prior to the date of this Agreement true and complete copies (including all material amendments, modifications, extensions, renewals, schedules, exhibits or ancillary agreements with respect thereto), of:
(i)   each Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;
(ii)   each Contract to which the Company or any of the Company Subsidiaries is a party involving expected annual revenues or expected annual expenditures in excess of $250,000 in 2024 or any year thereafter;
(iii)   each Contract providing for the acquisition or disposition of assets or securities by or from any Person or any business (or any contract providing for an option, right of first refusal or offer or similar rights with respect to any of the foregoing) (A) entered into since December 31, 2018 that involved or would reasonably be expected to involve the payment of consideration in excess of $500,000 in the aggregate with respect to such Contract or series of related Contracts, or (B) that contains (or would contain, in the case of an option, right of first refusal or offer or similar rights) ongoing representations, warranties, covenants, indemnities or other obligations (including “earn-out”, contingent value rights or other contingent payment or value obligations) that would involve the receipt or making of payments or the issuance of any equity securities of the Company or any of its Subsidiaries, in each case having an expected value in excess of $500,000;
(iv)   each Contract to which the Company or any of the Company Subsidiaries is a party that restricts in any material respect the ability of the Company or any of the Company Subsidiaries (A) to compete or engage in any line of business or with any Person in any geographical area, (B) to sell, supply or distribute any material the Company Offering, use or enforce any material Intellectual Property Rights owned by or exclusively licensed to the Company or any Company Subsidiary, (C) to solicit any (potential or actual) customer or supplier, or (D) that otherwise has the effect of materially restricting the Company, the Company Subsidiaries or any of their respective affiliates (including Parent and its affiliates after the Effective Time) from the development, marketing or distribution of the Company Offerings, in each case, in any geographic area;
(v)   each Contract to which the Company or any of the Company Subsidiaries is a party that is material and obligates the Company or any Company Subsidiary to conduct business with any third party on a preferential or exclusive basis, or that contains or expressly purports to contain material exclusivity or “most favored nation” obligations, material rights of first refusal, material rights of first offer, material put or call rights or other similar provisions that are binding on the Company or any Company Subsidiary or that would be so binding on Parent or any of its Affiliates after the Effective Time;
(vi)   (A) each loan and credit agreement, Contract, note, debenture, bond, indenture, mortgage, security agreement, pledge, or other similar agreement pursuant to which any Indebtedness of the Company or any of the Company Subsidiaries (or owed to the Company or any of the Company Subsidiaries) in excess of $250,000 is outstanding or may be incurred, other than any such agreement between or among the Company and one or more wholly owned the Company Subsidiaries and (B) each Contract governing or amending, modifying, supplementing or otherwise relating to the Company Indenture (including any hedging obligations entered into in connection therewith);
(vii)   each partnership, joint venture or similar Contract to which the Company or any of the Company Subsidiaries is a party relating to the formation, creation, operation, management or control of any partnership or joint venture or to the ownership of any equity interest in any entity or business enterprise other than the wholly owned the Company Subsidiaries;
(viii) each Contract to which the Company or any of the Company Subsidiaries is a party that contains covenants, indemnities or other continuing obligations (including “earnout” or other contingent payment obligations) that would reasonably be expected to result in the making by the Company or any Company Subsidiary of future payments in excess of $250,000;
(ix)   each Contract pursuant to which the Company or the Company Subsidiaries receives from any third party a license or similar right to any Intellectual Property Right material to the Company and the Company Subsidiaries taken as a whole, and that are not (A) non-exclusive licenses granted in the ordinary course of business; (B) Contracts under which open source technology is licensed; or (C) Contracts with current or former employees and service providers that were entered into in the ordinary course of business;
(x)   each Contract with a Governmental Entity to which the Company or any Company Subsidiary is a party, and pursuant to which the Company or any Company Subsidiary has any material future obligation other than the provision of the Company Offerings in the ordinary course of business consistent with past practice;
(xi)   any Contract restricting the payment of dividends or the making of distributions in respect of any equity securities of the Company or any Company Subsidiaries or the repurchase or redemption of any equity securities of the Company or any Company Subsidiaries; and
(xii)   each Contract that gives any Person the right to acquire any material assets of the Company or any Company Subsidiary (excluding ordinary course commitments to purchase the Company products) after the date hereof.
Each agreement, understanding or undertaking of the type described in this Section 3.14(a) is referred to herein as a “Company Material Contract”.
(b)   Except for matters which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) each Company Material Contract (including, for purposes of this Section 3.14(b), any Contract entered into after the date of this Agreement that would have been a Company Material Contract if such Contract existed on the date of this Agreement) is a valid, binding and legally enforceable obligation of the Company or one of the Company Subsidiaries, as the case may be, and, to the Knowledge of the Company, of the other parties thereto, except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity; (ii) each such Company Material Contract is in full force and effect; (iii) none of the Company or any of the Company Subsidiaries is (with or without notice or lapse of time, or both) in breach or default under any such Company Material Contract and, to the Knowledge of the Company, no other party to any such Company Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder; (iv) to the Knowledge of the Company, each other party to a Company Material Contract has performed all material obligations required to be performed by it under such Company Material Contract; and (v) no party to a Company Material Contract has given the Company or any of the Company Subsidiaries notice (whether written or oral) of its intention to cancel, terminate, change the scope of rights under or fail to renew any Company Material Contract and neither the Company nor any of the Company Subsidiaries, nor, to the Knowledge of the Company, any other party to any Company Material Contract, has repudiated (whether orally or in writing) any material provision thereof. No Company Material Contract can be reasonably expected to prevent or materially delay the consummation of the Merger or any of the other transactions contemplated by this Agreement.
Section 3.15.   Intellectual Property.
(a)   Section 3.15(a) of the Company Disclosure Schedule sets forth a true, correct and complete list of all (i) Registered Company Intellectual Property Rights; and (ii) material unregistered Marks included in the Owned Company IP.
(b)   Except as has been not and would not reasonably be expected to have a Company Material Adverse Effect, (i) the Company Intellectual Property Rights constitutes all Intellectual Property Rights necessary and sufficient for the conduct of the business of the Company and the Company Subsidiaries as presently conducted or, to the Knowledge of the Company, as planned to be conducted; (ii) the Company, or the applicable Company Subsidiary, is the sole and exclusive owner of all right, title and interest in and to the Owned Company IP, free and clear of all Liens (other than Permitted Liens); and (iii) the material

Company Licensed IP is validly licensed to the Company or the applicable Company Subsidiary pursuant to written, valid agreements. Neither the execution and delivery of this Agreement nor the consummation of the Merger or the other transaction contemplated by this Agreement will result in the termination or invalidity of any agreements pursuant to which the material Company Licensed IP is licensed to the Company or the applicable Company Subsidiary.
(c)   The Company Offerings and the conduct of the business of the Company and its Subsidiaries as currently conducted do not infringe, misappropriate, dilute or otherwise violate (and did not in the past infringe, misappropriate, dilute or otherwise violate) any Intellectual Property Right of any Person, except as has not been and would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company, nor any Company Subsidiary, has received any written notice of, and there are no proceedings pending or, to the Knowledge of the Company, threatened that relate to (i) any alleged invalidity with respect to any of the Owned Company IP; or (ii) any alleged infringement or misappropriation of any Intellectual Property Rights of any third party by the Company or any Company Subsidiary. Except as set forth in Section 3.15(c) of the Company Disclosure Schedule, to the Knowledge of the Company, no Person has infringed, diluted, misappropriated or otherwise violated, in the past three years, or is currently infringing, diluting, misappropriating, or violating any of the Owned Company IP, expect for such infringement, dilution, misappropriation or other violations as would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has threatened in writing to make or has made any claim or filed any litigation or other proceeding against any Person alleging any infringement, misappropriation or other violation of any Owned Company IP.
(d)   The Company and the Company Subsidiaries have taken commercially reasonable measures to protect the confidentiality of any Owned Company IP that the Company or the applicable Company Subsidiary considers to be a material trade secret. No prior or current employee or officer or any prior or current consultant or contractor of the Company or any Company Subsidiary has asserted, or to the Knowledge of the Company has claimed, any ownership in any Owned Company IP.
(e)   Section 3.15(e) of the Company Disclosure Schedule lists all Contracts, licenses or other arrangements in effect as of the date of this Agreement under which the Company or any Company Subsidiary has licensed, granted or conveyed to any third party any right, title or interest in or to any of Owned Company IP (other than non-exclusive licenses granted to customers in the ordinary course of business) to a competitor of the Company or any Company Subsidiary.
(f)   Except as set forth in Section 3.15(f) of the Company Disclosure Schedule, none of the Company nor any Company Subsidiary is obligated to pay to any Person any material royalties, fees, commissions or other amounts for the use by the Company or the Company Subsidiaries of any Intellectual Property Rights.
(g)   No Company Intellectual Property Right is subject to any Contract containing any covenant or other provision that limits or restricts in any material manner, taken as a whole the ability of the Company (i) to make, use, import, sell, offer for sale or promote Company Offerings anywhere in the world; or (ii) to use, exploit, assert or enforce any of the material Company Intellectual Property Rights anywhere in the world.
(h)   To the Knowledge of the Company, no third party is challenging the right, title or interest of the Company or any Company Subsidiary in, to or under, any Company Intellectual Property Rights, or the validity, enforceability or claim construction of any Patent included in the Registered Company Intellectual Property Rights. To the Knowledge of the Company, there is no undisclosed opposition, cancellation, proceeding, or objection involving a third party, pending with regard to any of the Registered Company Intellectual Property Rights. Each of the officers, employees, contractors or consultants of the Company or the Company Subsidiaries involved in the creation of their respective Intellectual Property Rights has executed and delivered to the Company or the applicable Company Subsidiary an agreement regarding the protection of proprietary information. All current and former officers and employees of, and consultants and independent contractors to, the Company or the Company Subsidiaries who have contributed to the creation or development of any material Company Intellectual Property Rights has executed a valid and enforceable written agreement with the Company or the applicable Company Subsidiary that assigns to the Company or the applicable Company Subsidiary all rights, title and interest in and to any and all such Intellectual Property Rights and, to the extent applicable, irrevocably waives such Person’s moral rights in such Intellectual Property Rights. The inventorship of each patent and patent application included in the Registered Company Intellectual Property Rights is correct and lists all of the inventors thereof.
(i)   The registrations and issuances included in the Registered Company Intellectual Property Rights are subsisting and in full force and effect. All necessary registration, maintenance and renewal fees currently due in connection with the Registered Intellectual Property Rights have been made and to the Knowledge of Parent all necessary documents, recordations and certificates in connection with the same have been filed with the relevant patent, copyright, trademark or other authorities in the United States or other jurisdictions, as the case may be, for the purposes of maintaining and renewing such right, except where the failure to take any such action (i) was deemed unnecessary in the ordinary course of business; or (ii) would not be material to the Company’s business. No registration or application for any such Registered Company Intellectual Property Right is subject to any payments, maintenance fees, or taxes or filings or actions falling due, including without limitation the filing of an affidavit of use, renewal, response to an official action, or other action required to maintain, perfect, preserve, or renew such Registered Company Intellectual Property Rights which has not been made. To the Knowledge of the Company, the Company’s entity status has been evaluated and updated in accordance with 37 C.F.R. 1.27(g) with respect to the U.S. patents and patent applications included in the Registered Company Intellectual Property and, to the Knowledge of the Company, except as disclosed in Section 3.15(i) of the Company Disclosure Schedule, the correct fee for each U.S. patent and patent application included in the Registered Company Intellectual Property has been paid and the entity status for the Registered Company Intellectual Property has been evaluated and updated in accordance with 37 C.F.R. 1.27(g).
(j)   The Company and the Company Subsidiaries are in material compliance with the terms and conditions of all licenses for the Open Source Software. Except as set forth in Section 3.15(j) of the Company Disclosure Schedule, the Company and the Company Subsidiaries have not used Open Source Software in the Company Offerings in a manner that requires, that other Software incorporated into, derived from or distributed with such Open Source Software be (1) disclosed or distributed in Source Code form, (2) be licensed for the purpose of making derivative works, or (3) be redistributable at no charge.
(k)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company and the Company Subsidiaries is in compliance, and has for the past three (3) years complied, with all (i) Company Data Protection Requirements and (ii) any consents pertaining to the Processing of Personal Data by the Company and Company Subsidiaries that are required by applicable Data Protection Laws. The Company and Company Subsidiaries have adopted and published Company Privacy Policies in accordance with applicable Data Protection Laws and have obtained all consents required by applicable Data Protection Laws to Process Personal Data under the possession or control of the Company or Company Subsidiaries. The information technology assets and equipment of each of the Company and the Company Subsidiaries (collectively, “Company IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the businesses of each of the Company and the Company Subsidiaries as currently conducted or planned to be conducted, and to the Knowledge of the Company, free and clear of any viruses, defects, deficiencies, vulnerabilities, errors, disabling mechanisms, time locks, malware, or other computer code or contaminants designed to disrupt or disable the Company IT Systems or harm the operation of the business of the Company and the Company Subsidiaries as currently conducted or planned to be conducted. Each of the Company and the Company Subsidiaries has, for the past (3) years, taken commercially reasonable steps, including engaging third-party vendors to perform penetration tests and external vulnerability scans of the Company IT Systems, designed to ensure that all Personal Data, Company Business Data, and Company IT Systems maintained by or on behalf of each of the Company and the Company Subsidiaries are protected against loss and unauthorized access, use, modification or disclosure, and, to the Knowledge of the Company, there have been no material incidents regarding the same that would require notification of individuals, law enforcement, or any Governmental Entity under any applicable Data Protection Law, or that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. In the past three (3) years, neither the Company nor any of the Company Subsidiaries, has received written communication from any Governmental Entity that alleges that the Company or any of the Company Subsidiaries is not in compliance with any Data Protection Laws, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.16.   Real Property.   Except as would not reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect,
(a)   the Company and the Company Subsidiaries (a) have good, marketable and valid fee simple title to all the real property reflected in the latest audited balance sheet included in the Company SEC Documents as being owned by the Company or any Company Subsidiary or acquired after the date thereof, a true, correct and complete schedule of which is attached hereto on Section 3.16(a) of the Company Disclosure Schedule (the “Company Owned Properties”), free and clear of all material Liens, except Permitted Liens; and (b) have valid leasehold estates in all real property leased, subleased, licensed or otherwise occupied by the Company or the Company Subsidiaries as reflected in the latest audited statements included in such Company SEC Documents or acquired after the date thereof, a true, correct and complete schedule of which is attached hereto as Section 3.16(b) of the Company Disclosure Schedule (the “Company Leased Properties”, collectively with the Company Owned Properties, the “Company Real Property”), free and clear of all material Liens, except for Permitted Liens, and no event or condition exists which constitutes or, after notice or lapse of time or both, would reasonably be expected to constitute, a material breach or default on the part of the Company or any of the Company Subsidiaries, or to the Knowledge of the Company, any other party thereto, of or under any such lease, except where such breach or default, either individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. There are no pending or, to the Knowledge of the Company, threatened condemnation proceedings against the Company Real Property, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   With respect to the Company Real Property, except for Permitted Liens and as specifically reflected on Section 3.16(b) of the Company Disclosure Schedule, the Company’s and the Company’s Subsidiaries’ (as applicable) possession and quiet enjoyment of the Company Leased Properties are not being disturbed and there are no disputes with respect to such Company Leased Property.
(c)   To the Company’s Knowledge, the current use and occupancy of the Company Real Property and the operation of the business as currently conducted thereon do not violate in all material respects any easement, covenant, condition, restriction or similar provision in any instrument of record or other unrecorded agreement affecting the Company Real Property.
(d)   To the Knowledge of the Company, no security deposit or portion thereof deposited with respect to any Company Leased Property has been applied in respect of a breach of or default under such lease that has not been redeposited in full.
(e)   To the Company’s Knowledge, the improvements, structures and building systems included in the Company Real Property are in good condition and repair.
Section 3.17.   Tax.
(a)   Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, individually or in the aggregate:
(i)   Each of the Company and the Company Subsidiaries has timely filed, or has caused to be timely filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate and prepared in compliance in all respects with all applicable Laws. All Taxes (whether or not shown to be due on such Tax Returns) have been timely paid.
(ii)   Each of the Company and the Company Subsidiaries has (A) timely withheld and paid to the appropriate Tax authority all amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder or other third-party and (B) otherwise complied with all applicable Law relating to the withholding, collection, and remittance of Taxes (including information reporting requirements).
(iii)   No deficiency with respect to any Taxes has been proposed, asserted or assessed by a Governmental Entity against the Company or any of the Company Subsidiaries, and no requests for waivers of the time to assess any such Taxes are pending.

(iv)   There is no audit, proceeding or investigation now pending against or with respect to the Company or any of the Company Subsidiaries in respect of any Tax or Tax asset and neither the Company nor any of the Company Subsidiaries has received any written notice of any proposed audit, proceeding or investigation with regard to any such Tax or Tax asset.
(v)   No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been entered into by, or issued by any Tax authority with respect to any of, the Company or the Company Subsidiaries which agreement or ruling would be effective after the Closing Date.
(vi)   Neither the Company nor any Company Subsidiary has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.
(vii)   There are no Liens for Taxes (other than for current Taxes not yet due and payable) on the assets of the Company or any of the Company Subsidiaries.
(viii)   Neither the Company nor any Company Subsidiary has entered into or has been a “material advisor” with respect to any transactions that are or would be part of any “reportable transaction” or that could give rise to any list maintenance obligation under Sections 6011, 6111, or 6112 of the Code (or any similar provision under any state or local Law) or the Treasury Regulations thereunder.
(ix)   During the two (2) year period ending on the date of this Agreement, neither the Company nor any Company Subsidiary was a distributing corporation or a controlled corporation in a transaction purported or intended to be governed by Section 355 of the Code.
(x)   Neither the Company nor any Company Subsidiary (i) has been a member of an affiliated group filing a consolidated, combined, affiliated, unitary or similar Tax Return (other than a group the common parent of which was the Company or any Company Subsidiary) or (ii) has any liability for the Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or as a transferee or successor, by Contract or otherwise.
(xi)   In the past three (3) years, no written claims have been made by any Tax authority in a jurisdiction where the Company or any Company Subsidiary does not file a Tax Return that the Company or such Company Subsidiary is or may be subject to Taxation by that jurisdiction with respect to Taxes that would be the subject of such Tax Return, which claims have not been resolved or withdrawn.
(xii)   Neither the Company nor any Company Subsidiary is a party to any Tax allocation, Tax sharing or Tax indemnity or similar agreements (other than (i) one that is included in a commercial Contract entered into in the ordinary course of business that is not primarily related to Taxes, or (ii) one the only parties to which are the Company or other Company Subsidiaries).
(xiii)   The Company is, and has always been, treated as a corporation for U.S. federal income tax purposes. Section 3.17(a)(xiii) of the Company Disclosure Schedule sets forth all elections made by the Company or any Company Subsidiary pursuant to Treasury Regulations Section 301.7701-3, and, unless otherwise noted on Section 3.17(a)(xiii), each Company Subsidiary has had such classification at all times since its incorporation or formation, as applicable.
(xiv)   Neither the Company nor any of the Company Subsidiaries has taken advantage of any relief or Tax deferral or Tax credit provisions or any carryback of net operating losses or similar Tax items related to COVID-19 for Tax purposes whether federal, state, local or foreign, including the CARES Act.
(xv)   The most recent financial statements contained in the Company SEC Documents reflect an adequate reserve for all Taxes payable by the Company and the Company Subsidiaries (excluding any reserve for deferred Taxes to reflect timing differences between book and Tax items) for all Taxable periods and portions thereof through the date of such financial statements.

(xvi)   The Company and each Company Subsidiary is a Tax resident only in its jurisdiction of formation. The Company and each Company Subsidiary is and has always been a non-Israeli resident company that has no activities, assets or a permanent establishment (within the meaning of an applicable Tax treaty) in Israel, and its activities are, and have always been controlled and managed outside of Israel. None of the Company’s directors, officers, managers and general managers is an Israeli resident. To the Knowledge of the Company, no more than 25% of the total number of all issued and outstanding shares of the Company, in the aggregate, are held by any Persons who are Israeli residents for Tax purposes.
(xvii)   The prices and terms for the provision of any property or services undertaken among the Company and the Company Subsidiaries are arm’s length for purposes of the relevant transfer pricing Laws, and all related documentation required by such Laws has been timely prepared or obtained and, if necessary, retained.
(xviii)   None of the Company or any Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date (A) as a result of any (i) change in or use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law) executed on or prior to the Closing Date, (iii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax Law), (iv) installment sale or open transaction disposition made on or prior to the Closing Date, or (B) as a result of any (i) prepaid amount received or deferred revenue accrued on or prior to the Closing Date, (ii) “subpart F income” within the meaning of Section 951 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) or (iii) “global intangible low-taxed income” within the meaning of Section 951A of the Code (or any corresponding or similar provision of Law) of the Company or any Company Subsidiary attributable to a taxable period (or portion thereof) ending on or prior to the Closing Date, as a result of actions taken by the Company or a Company Subsidiary prior to the Closing outside the ordinary course of the business.
(xix)   None of the Company or any Company Subsidiary will be required to pay any Tax after the Closing Date as a result of an election made by the Company or such Company Subsidiary pursuant to Section 965(h) of the Code.
(xx)   No non-U.S. Company Subsidiary has, or at any time has had, an investment in “United States property” within the meaning of Section 956(b) of the Code.
(xxi)   No non-U.S. Company Subsidiary is, or at any time has been, a “passive foreign investment company” within the meaning of Section 1297 of the Code and none of the Company or any Company Subsidiary is a stockholder, directly or indirectly, in a passive foreign investment company.
(b)   No Company Subsidiary which was not created or organized in the United States such that such entity would be taxable in the United States as a domestic entity pursuant to United States Treasury Regulations Section 301.7701-5(a) (each, a “non-U.S. Company Subsidiary”) is or has ever been a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or is treated as a U.S. corporation under Section 7874(b) of the Code. Each non-U.S. Company Subsidiary is, and has been since formation, a Tax resident only in its jurisdiction of incorporation for Tax purposes and is not and has not been treated as having a permanent establishment (within the meaning of an applicable Tax treaty), branch or taxable presence in any jurisdiction other than its jurisdiction of incorporation.
(c)   Neither the Company nor any Company Subsidiary has taken any action or agreed to take any action, or is aware of any fact or circumstance, that could reasonably be expected to cause Parent to be treated as (i) a Tax resident of any jurisdiction other than Israel following the Merger, (ii) a “domestic corporation” (as such term is defined in Section 7701 of the Code) as a result of the application of Section 7874(b) of the Code or (iii) a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code after the Closing Date.

(d)   None of the outstanding Company Stock Options or warrants (if any) to purchase or acquire Company Common Stock (i) were issued by the Company (or any current or former Company Affiliate) with an exercise price that was less than the fair value of the underlying Company Common Stock (or Subsidiary shares) for which the Company Stock Options or warrants were exercisable at the time such Company Stock Options or warrants were issued, (ii) are, or have ever been, properly treated as stock for U.S. federal income tax purposes, or (iii) were issued with terms such that a holder of such warrants could be reasonably expected to be economically compelled to exercise such warrants.
Section 3.18.   Related Party Transactions.   As of the date of this Agreement, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between the Company or any Company Subsidiary, on the one hand, and any current or former director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of the Company or any Company Subsidiary or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) five percent (5%) or more of the outstanding Company Common Stock (or an affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing) on the other hand, of the type required to be reported in any Company SEC Document pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act that have not been so disclosed and for which any related Contract has not been filed with the SEC.
Section 3.19.   Insurance.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date hereof, (a) all current insurance policies of the Company and the Company Subsidiaries are in full force and effect and are valid and enforceable and cover against the risks as are customary in all material respects for companies of similar size in the same or similar lines of business and (b) all premiums due thereunder have been paid. Neither the Company nor any of the Company Subsidiaries has received notice of cancellation or termination with respect to any third party insurance policies or Contracts (other than in connection with normal renewals of any such insurance policies or Contracts) where such cancellation or termination would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.20.   Brokers’ Fees and Expenses.   Except as set forth on Section 3.20 of the Company Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.
Section 3.21.   Opinion of Financial Advisor.   The Company has received the opinion of Stifel, Nicolaus & Company Incorporated, the financial advisor of the Company, in writing or orally (in which case such opinion will be subsequently confirmed in writing) to the effect that, as of the date of such opinion, and subject to the assumptions, qualifications, limitations and other matters set forth in the written opinion, the Per Share Merger Consideration to be paid to the holders of Company Common Stock is fair, from a financial point of view, to the holders of Company Common Stock (other than the Company, any direct or indirect wholly-owned Company Subsidiary, or Parent or Merger Sub).
Section 3.22.   Stock Ownership; Antitakeover Statutes; Rights Agreement.   As of the date of this Agreement, neither the Company nor any Company Subsidiary beneficially owns (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder) any shares of Capital Stock of Parent or other securities convertible into, exchangeable for or exercisable for Capital Stock of Parent, and neither the Company nor any Company Subsidiary has any rights to acquire any Capital Stock of Parent (other than any such securities owned by the Company or any of its Subsidiaries in a fiduciary, representative or other capacity on behalf of other Persons, whether or not held in a separate account). Assuming the accuracy of Parent’s representations and warranties set forth in Section 4.10, the Company Board has taken all action, including, without limitation, approving this Agreement, the voting agreements referenced in the recitals to this Agreement, the Merger and the other transactions contemplated by this Agreement, necessary to render inapplicable to this Agreement, the voting agreements referenced in the recitals to this Agreement, the Merger and the other transactions contemplated hereby any Takeover Statute or any takeover or anti-takeover provision in the Company Certificate of Incorporation. Except for Section 203 of the DGCL, no other Takeover Statute applies or purports to apply to this Agreement, the voting agreements referenced in the recitals to this Agreement, the Merger or the other transactions contemplated by this Agreement. The Rights Agreement, dated as of May 26, 2023, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (as defined therein), as amended by that certain Amendment to Rights Agreement, dated as of October 9, 2023, terminated at the close of business on October 9, 2023.
Section 3.23.   No Other Representations or Warranties.   Except for the representations and warranties made by Parent in Article IV, the Company acknowledges that none of Parent, the Parent Subsidiaries or any other Person on behalf of Parent makes any other express or implied representation or warranty in connection with the transactions contemplated by this Agreement. In particular, without limiting the foregoing acknowledgement and disclaimer, neither Parent, Merger Sub, nor any other Person makes or has made any representation or warranty to the Company or any of its Affiliates or Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospective information relating to Parent, Merger Sub, any Parent Subsidiary or their respective businesses; or (b) except for the representations and warranties made by Parent in Article IV, any oral or written information presented to the Company or any of its Affiliates or Representatives in the course of their due diligence investigation of Parent and Merger Sub, the negotiation of this Agreement or in the course of the transactions contemplated hereby.
Article IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent represents and warrants to the Company that the statements contained in this Article IV are true and correct except to the extent disclosed in (i) any Parent SEC Documents filed or furnished with the SEC during the three (3) year period prior to the date that was three (3) days prior to the date of this Agreement (including exhibits and other information incorporated by reference therein, but excluding, in each case, any disclosure contained under the caption “risk factors” and any predictive, cautionary or forward looking disclosures including those contained under the captions “forward looking statements” or any similar precautionary sections and any other disclosures contained therein that are predictive, cautionary or forward looking in nature); or (ii) the disclosure schedules delivered by Parent to the Company at or before the execution and delivery by Parent of this Agreement (the “Parent Disclosure Schedule”) with such disclosure qualifying the representation or warranty only to the extent it makes reference to a specific section or sub-section of this Article IV, or that it is reasonably apparent on the face of the disclosure that such disclosure qualifies or applies to another section or sub-section of this Article IV.
Section 4.1.   Organization, Standing and Power.   Parent is duly organized, validly existing and in good standing under the laws of Israel. Parent has delivered or made available to the Company, prior to execution of this Agreement, a true and complete copy of the articles of association of Parent (the “Current Parent Articles”) in effect as of the date of this Agreement. Such Current Parent Articles and memorandum of association of Parent are in full force and effect and Parent is not, and has not been, in violation of any of the provisions of its Current Parent Articles. Parent is not a “breaching company” as such term is defined under the Israeli Companies Law.
Section 4.2.   Merger Sub.   Merger Sub has been formed solely for the purpose of executing and delivering this Agreement and consummating the transactions contemplated hereby. Merger Sub has not engaged in any business or activity other than activities related to its corporate organization and the execution and delivery of this Agreement and the other agreements and instruments contemplated hereby and has no assets or liabilities except as necessary for such purpose.
Section 4.3.   Authority; Execution and Delivery; Enforceability.   Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement, to perform their obligations hereunder and to consummate the Merger and the transactions contemplated by this Agreement. The Parent Board (or, if appropriate, any committee thereof), at a meeting duly called and held in compliance with the requirements of Israeli Companies Law and the Current Parent Articles, has adopted resolutions, by unanimous vote of all directors (i) approving the execution, delivery and performance of this Agreement and the consummation of the Merger upon the terms and subject to the conditions contained herein; (ii) determining that entering into this Agreement is in the best interests of Parent and its shareholders; and (iii) declaring this Agreement and the transactions contemplated by this Agreement advisable. As of the date of this Agreement, such resolutions have not been amended or withdrawn. No other corporate proceedings on the part of Parent are necessary to authorize, adopt or approve, as applicable, this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (except for the filing of the appropriate merger documents as required by the DGCL and the Withholding Tax Ruling). Parent and Merger Sub have each duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company, this Agreement constitutes its legal, valid and binding obligation, enforceable against each of them in accordance with its terms.
Section 4.4.   No Conflicts; Consents.
(a)   The execution and delivery by Parent of this Agreement does not, and the performance by it of its obligations hereunder and the consummation of the Merger and the other transactions contemplated by this Agreement will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give any Person the ability to materially delay or impede the ability of Parent to consummate the Merger, under, any provision of (i) the Current Parent Articles or the comparable charter or organizational documents of any Parent Subsidiary; (ii) any Contract to which Parent or any Parent Subsidiary is a party or by which any of their respective properties or assets is bound that would reasonably be expected to be material to Parent and the Parent Subsidiaries, taken as a whole; or (iii) subject to the filings and other matters referred to in Section 4.4(b), any Judgment or Law, in each case, applicable to Parent or any Parent Subsidiary or their respective properties or assets, except for such Judgments or Laws that would not reasonably be expected to have a Parent Material Adverse Effect.
(b)   No Consent of or from, or registration, declaration, notice or filing made to or with any Governmental Entity is required to be obtained or made by or with respect to Parent or any Parent Subsidiary in connection with the execution and delivery of this Agreement or its performance of its obligations hereunder or the consummation of the Merger and the other transactions contemplated by this Agreement, other than (i) the filing with the SEC of such reports under, and such other compliance with, the Exchange Act, and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement; (ii) compliance with and filings under the HSR Act, the DPA and such other compliance, Consents, registrations, declarations, notices or filings as are required to be observed, made or obtained under any foreign antitrust, competition, investment, trade regulation or similar Laws, including submission of the notice required under 22 C.F.R. section 122.4(b) of the International Traffic in Arms Regulations; (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the Company are qualified to do business; (iv) such filings with Nasdaq and the NYSE as are required in connection with the Merger and the other transactions contemplated hereby; (v) such other Consents the absence of which would not, individually or in the aggregate, have had and would not reasonably be expected to have a Parent Material Adverse Effect or prevent or materially delay the consummation of the Merger, and (vi) such other notices or filings required under the Israeli Companies Law with respect to the consummation of the Merger.
Section 4.5.   Information Supplied.   None of the information supplied or to be supplied by Parent or any of its Representatives for inclusion or incorporation by reference in the Proxy Statement will, at the time of the filing and at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
Section 4.6.   Absence of Certain Changes or Events.   Since March 31, 2024 through the date of this Agreement, neither Parent nor any of the Parent Subsidiaries has taken any action, except as set forth in Section 4.6 of the Parent Disclosure Schedule, that, if taken after the date hereof, would constitute a breach of, or require the consent of the Company under, Section 5.2(a).
Section 4.7.   Litigation.   Except as set forth in Section 4.7 of the Parent Disclosure Schedule there are no claims, actions, suits, proceedings or investigations pending or, to the Knowledge of Parent, threatened against Parent or any Parent Subsidiary, (i) made or instituted by any shareholder of Parent or (ii) that seek to, directly or indirectly, prevent, enjoin, alter, or materially delay the Merger or any of the other transactions contemplated hereby.

Section 4.8.   Brokers’ Fees and Expenses.   Except as set forth on Section 4.8 of the Parent Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.
Section 4.9.   Merger Sub Board Recommendations.   The Board of Directors of Merger Sub has duly adopted resolutions (i) determining that this Agreement and transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, Parent as the sole stockholder of Merger Sub; (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the Merger, on the terms and subject to the conditions set forth in this Agreement; (iii) directing that this Agreement be submitted to Parent as the sole stockholder of Merger Sub for its adoption; and (iv) recommending that Parent as the sole stockholder of Merger Sub adopt this Agreement.
Section 4.10.   Stock Ownership.   As of the date of this Agreement, neither Parent nor Merger Sub beneficially owns (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder) any shares of Capital Stock of the Company or other securities convertible into, exchangeable for or exercisable for Capital Stock of the Company and neither Parent nor any Parent Subsidiary has any rights to acquire any Capital Stock of the Company (other than any such securities owned by the Company or any of its Subsidiaries in a fiduciary, representative or other capacity on behalf of other Persons, whether or not held in a separate account). None of Parent, Merger Sub or any of their respective “affiliates” or “associates” (as such term is defined in Section 203) is, and was not at any time within the three (3) year period preceding the date hereof, an “interested stockholder” of the Company as such term is defined in Section 203. Assuming the accuracy of the Company’s representations and warranties set forth Section 3.22, if applicable, the Parent Board has taken all action necessary to render inapplicable to this Agreement and the transactions contemplated hereby any Takeover Statute or any takeover or anti-takeover provision in the Current Parent Articles.
Section 4.11.   Financing.   Parent has the financial capacity to perform its obligations under this Agreement and to cause Merger Sub to perform its obligations under this Agreement. Parent has or will have, at or prior to the Effective Time, sufficient funds to pay the Merger Consideration.
Section 4.12.   No Other Representations or Warranties.   Except for the representations and warranties made by the Company in Article III, Parent acknowledges that none of the Company, the Company Subsidiaries or any other Person on behalf of the Company makes any other express or implied representation or warranty in connection with the transactions contemplated by this Agreement. In particular, without limiting the foregoing acknowledgement and disclaimer, neither the Company, nor any other Person makes or has made any representation or warranty to Parent or any of its Affiliates or Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospective information relating to the Company, any Company Subsidiary or their respective businesses; or (b) except for the representations and warranties made by the Company in Article III, any oral or written information presented to Parent or any of its Affiliates or Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the transactions contemplated hereby.
Article V
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 5.1.   Conduct of Business by the Company.
(a)   Ordinary Course Conduct.   Except (A) as set forth on Section 5.1(a) of the Company Disclosure Schedule or otherwise expressly permitted or expressly contemplated by this Agreement; (B) as required by applicable Law; or (C) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), from the date of this Agreement to the first to occur of the Effective Time and the date of the valid termination of this Agreement (the “Pre-Closing Period”), the Company shall, and shall cause each Company Subsidiary to, use commercially reasonable efforts to (x) conduct its business in the ordinary course consistent with past practice in all material respects; and (y) preserve intact its business organization and advantageous business relationships and keep available the services of its current officers and key employees and maintain its relationships with key customers, suppliers, licensors, licensees, distributors and others having material business dealings with them.

(b)   Specific Matters.   In addition, and without limiting the generality of Section 5.1(a), except (A) as set forth on Section 5.1(b) of the Company Disclosure Schedule or otherwise expressly permitted or expressly contemplated by this Agreement, including but not limited to actions included in the Company Stockholder Approval; (B) as required by applicable Law; or (C) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed, except with respect to actions contemplated by Sections 5.1(b)(i)(A), 5.1(b)(i)(C), and 5.1(b)(ii), (vii), (viii), (x), (xi), (xvi) and (xviii), in which case Parent may provide or withhold such consent in its sole discretion), during the Pre-Closing Period, the Company shall not, and shall not permit any of the Company Subsidiaries to, do any of the following:
(i)   (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, shares or property or any combination thereof) in respect of, any of its shares, other equity interests or voting securities (or any other Capital Stock), other than dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to the Company or another direct or indirect wholly owned Company Subsidiary; (B) split, combine, subdivide or reclassify any of its shares of Capital Stock, or securities convertible into or exchangeable or exercisable for its Capital Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its Capital Stock, or (C) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any shares of its or its Affiliates’ Capital Stock or any securities convertible into or exchangeable or exercisable for shares of Capital Stock of the Company or any Company Subsidiary, except for acquisitions, or deemed acquisitions, of Company Common Stock effected in connection with (1) the net-exercise payment of the exercise price of the Company Stock Options, (2) required tax withholding in connection with the exercise, vesting or settlement of the Company Equity Awards, (3) forfeitures of the Company Equity Awards, (4) repurchases of Company Common Stock held by its employees that are subject to a repurchase right in favor of the Company upon termination of employment and (5) any distribution or payment (including upon settlement of any conversions) required under the Company Convertible Notes in accordance with the terms of the Company Indenture;
(ii)   issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien (other than Permitted Liens) any shares of Capital Stock of the Company or any Company Subsidiary, including without limitation granting any new awards, or amending or modifying the terms of any outstanding awards, under any Company Incentive Award Plan and/or take any action to accelerate the vesting or lapsing of restrictions or payment of compensation or benefits under any Company Incentive Award Plan (other than the issuance of shares of Company Common Stock (1) upon the conversion of the Company Convertible Notes pursuant to the terms of the Company Indenture, and (2) upon the exercise, vesting or settlement of Company Equity Awards, as applicable, outstanding at the close of business on the date of this Agreement and in accordance with their terms in effect);
(iii)   amend the Company Certificate of Incorporation or the Company’s bylaws (whether by merger, consolidation or otherwise), or amend in any material respect the charter or organizational documents of any Company Subsidiary (whether by merger, consolidation or otherwise);
(iv)   adopt a plan of complete or partial liquidation, dissolution, recapitalization or restructuring (other than transactions solely among the Company’s wholly-owned Subsidiaries);
(v)   make any material change in financial accounting methods, principles or practices, by the Company or any Company Subsidiary, except insofar as may have been required by a change in GAAP (after the date of this Agreement), as approved by its independent public accountants;
(vi)   change or modify in any manner the existing credit, collection and payment policies, procedures and practices in respect to accounts receivable and accounts payable including (A) acceleration of collections of receivables (including through the use of discounts for early payments, requests for early payments or otherwise) and (B) failure to pay payables when due or delay in payment of payables compared to past practices (including continuation of past practices with respect to the early payment of payables to obtain the benefit of any payment discounts);.
(vii)   merge or consolidate with, or directly or indirectly acquire in any transaction, any equity interest in or business of, any Person;

(viii)   sell, lease (as lessor), license, mortgage, sell and leaseback or otherwise encumber or subject to any Lien (other than Permitted Liens), or otherwise dispose of any properties or assets (other than sales of products or services in the ordinary course of business consistent with past practice) or any interests therein;
(ix)   authorize, make or incur any capital expenditures or obligations or liabilities in connection therewith;
(x)   incur or refinance any Indebtedness, except for (A) any Indebtedness solely between the Company and any wholly-owned Company Subsidiary or between wholly-owned Company Subsidiaries; (B) payments required to be made under the Company Convertible Notes, including without limitation the retirement or repayment of the Company Convertible Notes (together with all accrued interests, fees and other expenses) at maturity, in accordance with the terms of the Company Indenture; or (C) any Indebtedness related to the Bridge Loan Facility.
(xi)   make any material loans, advances (other than for ordinary course business expenses consistent with past practice) or capital contributions to, or investments in, any other Person, other than loans, advances, capital contributions or investments (A) by the Company to or in, as applicable, one or more of its wholly owned Subsidiaries, (B) by any Subsidiary of the Company to or in, as applicable, the Company or any wholly owned Subsidiary of the Company, (C) advancement of expenses under the Company Certificate of Incorporation or the Company’s bylaws or (D) investments in cash equivalents in the ordinary course of business consistent with past practice;
(xii)   waive, release, assign, settle or compromise any claim, action or proceeding, other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (A) equal to or lesser than the amounts specifically reserved with respect thereto on the balance sheet included in the Company SEC Documents; or (B) that do not exceed $250,000 in the aggregate;
(xiii)   voluntarily terminate, suspend, abrogate, amend, let lapse or modify any material Company Permit in a manner materially adverse to the Company and its Subsidiaries, taken as a whole;
(xiv)   (A) assign, abandon, subject to a Lien (other than a Permitted Lien), convey title (in whole or in part), exclusively license or grant any right or other licenses to material Intellectual Property Rights owned or exclusively licensed to the Company or any Company Subsidiary, other than abandonment of Intellectual Property Rights or the grant of non-exclusive licenses to customers in the ordinary course of business consistent with past practice; or (B) enter into licenses or agreements that impose material restrictions upon the Company or any of its Affiliates with respect to material Company Licensed IP;
(xv)   (A) amend, modify, waive or terminate any Company Material Contract, in each case if such amendment, modification, waiver or termination would have an adverse effect that, individually or in the aggregate, is material to the Company and the Company Subsidiaries, taken as a whole, or (B) enter into any Contract that would be a Company Material Contract if it had been entered into prior to the date hereof (other than (x) any Contract described in Section 3.14(a)(ii) to the extent entered into in the ordinary course of business consistent with past practice, (y) any Contract for the purchase or sale of products or services of the Company entered into in the ordinary course of business consistent with past practice and (z) purchase orders, invoices, statements of work and non-disclosure or similar agreements entered into in the ordinary course of business consistent with past practice);
(xvi)   enter into any new line of business outside of its existing business or discontinue any existing line of business;
(xvii)   (A) make, change or revoke any material Tax election, (B) change any annual Tax accounting period, (C) change any method of Tax accounting, (D) enter into any closing agreement with respect to Taxes, (E) settle or surrender or otherwise concede, terminate or resolve any Tax claim, audit, investigation or assessment, (F) apply for a ruling from any Taxing Authority, or (G) take any action outside the ordinary course of business that would have the effect of materially increasing the Tax liability of the Company or any Company Subsidiary for any period ending after the Closing Date or materially decreasing any Tax attribute of the Company or any Company Subsidiary existing on the Closing Date;

(xviii)   except as required by any Company Benefit Plan or Collective Bargaining Agreement, in each case as in effect on the date hereof, (A) grant or announce any cash or equity-based incentive awards, severance or termination pay, retention bonuses, transaction or change-in- control bonuses or any increase in salary, wage or other compensation, to any current or former employee, officer, or director of the Company or any Company Subsidiary, other than (1) payment of cash incentive compensation for completed performance periods based on actual achievement of applicable performance goals, (2) annual increases in base compensation; provided, however, that no individual shall receive an annual increase in base compensation greater than three percent (3%) of such individual’s base compensation for the immediately preceding year, and (3) or increases in cash compensation opportunity, as a result of a promotion or title change not prohibited by clause (B) hereof, in any case, in the ordinary course of business and consistent with past practice; (B) hire, terminate (other than for cause), or promote any employees or officers, except in the ordinary course of business consistent with past practice with respect to employees or officers with total annual compensation that does not exceed $250,000 per employee or officer; (C) establish, adopt, enter into, amend, modify or terminate in any material respect any Collective Bargaining Agreement or material Company Benefit Plan (other than annual modifications to any Company Benefit Plan that is a health or welfare benefit plan in the ordinary course of business consistent with past practice); (D) take any action or agree or commit to (whether conditionally or otherwise) accelerate any rights, benefits or the lapsing of any restrictions, or the funding of any payments or benefits, payable to any current or former employee, officer, or director of the Company or any Company Subsidiary; or (E) amend the terms of any outstanding Company Equity Awards;
(xix)   amend, modify, supplement or terminate the Company Indenture or take any action that would result in a change to the Conversion Rate (other than as contemplated by Section 6.14) or that would cause the redemption of the Company Convertible Notes to be accelerated;
(xx)   incur Company Transaction Expenses that, in the aggregate, exceed $15,000,000; or
(xxi)   agree to take or make any commitment to take any of the actions prohibited by this Section 5.1(b).
(c)   Certain Prohibited Transactions.   Anything to the contrary set forth in this Agreement notwithstanding, the Company shall not, and shall cause its Affiliates not to, directly or indirectly (whether by merger, consolidation or otherwise), acquire, purchase, lease or license or otherwise enter into a transaction with (or agree to acquire, purchase, lease or license or otherwise enter into a transaction with) any business, corporation, partnership, association or other business organization or division or part thereof that has one or more products, whether marketed or in development, that compete, or if commercialized would compete, with one or more material products or material services of Parent or any of its Subsidiaries, if doing so would reasonably be expected to (i) impose any material delay in the satisfaction of, or increase materially the risk of not satisfying, the conditions set forth in Section 6.7 (to the extent related to any antitrust Law or CFIUS), (ii) materially increase the risk of any Governmental Authority entering an order prohibiting or enjoining the consummation of the Merger or (iii) otherwise prevent or materially delay the consummation of the Merger.
(d)   Control of Operations.   Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the operations of the Company and the Company Subsidiaries prior to the Effective Time in violation of antitrust Law.
Section 5.2.   Conduct of Business by Parent.
(a)   Ordinary Course Conduct; Specific Matters.   Except (A) as set forth on Section 5.2(a) of the Parent Disclosure Schedule or otherwise expressly permitted or expressly contemplated by this Agreement; (B) as required by applicable Law; or (C) with the prior written consent of the Company, during the Pre-Closing Period, (i) Parent Board shall not solicit proxies in connection with the approval of an amendment of the Current Parent Articles or amend in any material respect the charter or organizational documents of any Parent Subsidiary that will prevent or delay the Merger or the consummation of the transactions contemplated by this Agreement unless required by applicable Law or any order, ruling or decree issued by a Governmental Entity, and (ii) Parent shall not (A) adopt a plan of complete or partial liquidation or dissolution; or (B) agree to take or make any commitment to take any of the actions prohibited by this Section 5.2(a).
(b)   Control of Operations.   Nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct the operations of Parent and the Parent Subsidiaries prior to the Effective Time in violation of antitrust Law.
Section 5.3.   Employment Matters.
(a)   From the Effective Time through December 31, 2024 (or if shorter, during the period of employment), Parent shall, or shall cause the Parent Subsidiaries (including the Surviving Corporation and its Subsidiaries) to provide to each employee of the Company and the Company Subsidiaries as of immediately prior to the Effective Time who continues to be employed by Parent and the Parent Subsidiaries (including the Surviving Corporation and its Subsidiaries) after the Effective Time (each, a “Continuing Company Employee”) at least the same annual base salary or wage rate, as applicable, as provided to such Continuing Company Employee immediately prior to the Effective Time; provided, however, that, in the event there is a reduction in base salaries or wage rates that affect substantially all employees of Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) after the Effective Time, the annual base salary or wage rate of similarly situated Continuing Company Employees may be commensurately reduced. In order to further an orderly transition and integration, and subject to applicable law, Parent and the Company shall cooperate in good faith in reviewing, evaluating and analyzing the Parent Benefit Plans and Company Benefit Plans with a view towards developing appropriate new benefit plans, or selecting the Parent Benefit Plans or Company Benefit Plans, as applicable, that will apply with respect to employees of Parent and the Parent Subsidiaries (including the Surviving Corporation and its Subsidiaries) after the Effective Time (collectively, the “New Benefit Plans”), which New Benefit Plans will, to the extent permitted by applicable law, and among other things, (i) treat similarly situated employees on a substantially equivalent basis, taking into account all relevant factors, including duties, geographic location, tenure, qualifications and abilities, and (ii) not discriminate between employees who were covered by Parent Benefit Plans, on the one hand, and those covered by Company Benefit Plans, on the other hand, at the Effective Time.
(b)   For purposes of eligibility, participation, vesting and level of benefits (except (i) for purposes of benefit accrual under any defined benefit pension plan or retiree medical plan, (ii) vesting under any equity or equity-based compensation plans, (iii) to the extent that such credit would result in a duplication of benefits, or (iv) under any plan that is grandfathered or frozen) under the Parent Benefit Plans, Company Benefit Plans and the New Benefit Plans, service with or credited by the Company and the Company Subsidiaries or any of their respective predecessors to an employee of the Company and the Company Subsidiaries as of immediately prior to the Effective Time who is or continues to be employed by Parent and the Parent Subsidiaries (including the Surviving Corporation and its Subsidiaries) after the Effective Time (each, a “Continuing Parent Employee”) shall be treated as service with Parent and the Parent Subsidiaries to the same extent that such service was taken into account under the analogous Company Benefit Plan prior to the Effective Time.
(c)   With respect to any Company Benefit Plan, Parent Benefit Plan or New Benefit Plan in which any Continuing Parent Employee or Continuing Company Employee first becomes eligible to participate on or after the Effective Time, and in which such employees did not participate prior to the Effective Time, Parent shall use commercially reasonable efforts to: (i) waive all preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to such employees and their eligible dependents, except to the extent such pre-existing conditions, exclusions or waiting periods would apply under the analogous Parent Benefit Plan or Company Benefit Plan, as the case may be, and (ii) provide each such employee and his or her eligible dependents with credit for any co-payments and deductibles paid prior to the Effective Time (or, if later, prior to the time such employee commenced participation in the New Benefit Plan) under a Parent Benefit Plan or Company Benefit Plan (to the same extent that such credit was given under the analogous Parent Benefit Plan or Company Benefit Plan) in satisfying any applicable deductible or out-of-pocket requirements under any Company Benefit Plan, Parent Benefit Plan or New Benefit Plan in which such employee first become eligible to participate after the Effective Time.

(d)   Nothing in this Section 5.3 shall (i) be construed as an amendment or other modification of, or the termination of, any Company Benefit Plan, Parent Benefit Plan or other employee benefit plan or arrangement, (ii) limit the right of Parent, the Company or any of their respective subsidiaries to amend, terminate or otherwise modify any Company Benefit Plan, Parent Benefit Plan or other employee benefit plan or arrangement, (iii) be construed to create any third party beneficiary rights in any Continuing Parent Employee, the Continuing Company Employee, or any other current or former employee or service provider or any of their respective beneficiaries, or (iv) be construed to limit the right of Parent or the Parent Subsidiaries or the Company or the Company Subsidiaries to terminate the employment of any Continuing Parent Employee, the Continuing Company Employee, or any other employee or service provider, in each case, in accordance with applicable Law.
Section 5.4.   Tax Matters.
(a)   As soon as practicable following the date of this Agreement the Parent shall instruct its Israeli counsel, advisors and accountants to prepare and file with the ITA an application for a ruling (i) (A) exempting Parent, Merger Sub, the Exchange Agent, the Surviving Corporation and their respective agents from any obligation to withhold Israeli Tax at the source from any consideration payable or otherwise deliverable pursuant to this Agreement, including the Merger Consideration, or clarifying that no such obligation exists, or (B) clearly instructing Parent, Merger Sub, the Exchange Agent, the Surviving Corporation and their respective agents on how such withholding at the source is to be implemented, and in particular, with respect to the classes or categories of Company Common Stock from which Tax is to be withheld (if any), the rate or rates of withholding to be applied and how to identify any such non-Israeli residents and (ii) with respect to holders of Certificates, to the extent applicable, (A) exempting Parent, Merger Sub, the Exchange Agent, the Surviving Corporation and their respective agents from any obligation to withhold Israeli Tax at the source from any consideration payable to the Exchange Agent or otherwise deliverable pursuant to this Agreement, including the Merger Consideration, or clarifying that no such obligation exists, or (B) clearly instructing Parent, Merger Sub, the Exchange Agent, the Surviving Corporation and their respective agents on how such withholding at the source is to be executed, and in particular, with respect to the classes or categories of holders of the Company shares from which Tax is to be withheld (if any), the rate or rates of withholding to be applied; or instructing Parent, Merger Sub, the Exchange Agent, the Surviving Corporation and their respective agents on how such withholding at the source is to be executed, the rate or rates of withholding to be applied and how to identify any such non-Israeli residents (the “Withholding Tax Ruling”). Parent shall make its reasonable commercial efforts to obtain the Withholding Tax Ruling by the Closing.
(b)   Without limiting the generality of the foregoing, each of the Company and Parent shall cause their respective Israeli counsel, advisors and accountants to coordinate all material activities, and to cooperate with each other, with respect to the preparation and filing of such application and in the preparation of any written or oral submissions that may be necessary, proper or advisable to obtain the Withholding Tax Ruling.
(c)   On or prior to (but not more than thirty (30) days prior to) the Closing, the Company shall deliver to Parent an affidavit certifying that interests in the Company are not “United States real property interests” (within the meaning of Section 897 of the Code), dated as of the Closing Date, signed under penalties of perjury, and otherwise in form and substance as required by Treasury Regulations Sections 1.1445-2(c) and 1.897-2(h), together with the notice to the IRS required by Treasury Regulations Section 1.897-2(h)(2).
Section 5.5.   Cash Reporting.
(a)   As soon as available, and in any event within three (3) days after the end of each calendar month following the date hereof, the Company shall furnish to Parent (i) a monthly cash report of the Company and the Company Subsidiaries showing aggregate Cash of each of the Company’s and the Company’s Subsidiaries’ as of the end of such calendar month (the “Monthly Cash Balance”) and (ii) copies of the bank statements of all bank accounts of the Company and the Company Subsidiaries as of the final day of such month (“Monthly Cash Report”).
(b)   Following the delivery of the Monthly Cash Report, the Company shall afford Parent and its Representatives the opportunity to examine any supporting documentation that is reasonably necessary and appropriate for Parent to review the Monthly Cash Report, and the Company shall make available, upon Parent’s reasonable request and during normal business hours, the appropriate Representatives of the Company and its Subsidiaries involved in the preparation of the Monthly Cash Report. Parent shall be entitled to dispute, in good faith, the Monthly Cash Balance set forth in the Monthly Cash Report no later than four (4) Business Days after receipt of the Monthly Cash Report, and Parent and the Company shall, in good faith, use their respective reasonable best efforts to resolve any such disputes as promptly as reasonably practicable thereafter and, to the extent necessary, the Monthly Cash Balance to reflect any changes mutually agreed to in writing by the Company and Parent (provided that neither the Company nor Parent may unreasonably withhold, condition or delay such agreement).
Article VI
ADDITIONAL AGREEMENTS
Section 6.1.   No Solicitation.
(a)   No Solicitation by the Company.   Except as otherwise permitted by this Agreement, the Company shall not and shall cause its Subsidiaries and its and their respective directors and officers not to, and shall use reasonable best efforts to cause its other Representatives not to, directly or indirectly, (i) solicit, initiate, induce, facilitate, or knowingly encourage any Acquisition Proposal with respect to the Company or any inquiry, expression of interest, proposal or offer that could reasonably be expected to lead to such an Acquisition Proposal; (ii) take any action to make the provisions of any Takeover Statute (including approving any transaction under, or a third party becoming an “interested stockholder” under, Section 203 of the DGCL) inapplicable to any transaction contemplated by an Acquisition Proposal with respect to the Company; (iii) enter into, participate in, maintain or continue any communications, discussions or negotiations regarding, or deliver or make available to any Person any non-public information with respect to, or take any other action regarding, any inquiry, expression of interest, proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal with respect to the Company, (iv) enter into any letter of intent or any other contract, agreement, memorandum of understanding, commitment or other arrangement contemplating or otherwise relating to any Acquisition Proposal with respect to the Company (whether binding or nonbinding); (v) terminate, amend, release, modify or fail to enforce any provision (including any standstill or similar provision) of, or grant any permission, waiver or request under, any confidentiality, standstill or similar agreement; or (vi) resolve, propose or agree to do any of the foregoing. Promptly upon the execution of this Agreement, the Company shall and shall cause the Company Subsidiaries to, and shall cause its and their respective directors and officers to, and shall use reasonable best efforts to cause its other Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal, or any inquiry or proposal that could reasonably be expected to lead to an Acquisition Proposal with respect to the Company, use reasonable best efforts to request the prompt return or destruction of all confidential information furnished with respect to discussions prior to the date hereof in respect of an Acquisition Proposal with respect to the Company to the extent that the Company is entitled to have such documents returned or destroyed, promptly terminate all physical and electronic data room access previously granted to any such Person or its Representatives. Notwithstanding the foregoing provisions of this Section 6.1(a), prior to obtaining the Company Stockholder Approval, this Section 6.1(a) shall not prohibit the Company from furnishing information regarding the Company to, or entering into discussions and negotiations with, any Person if (A) the Company shall have received from such Person a bona fide written Acquisition Proposal that, after consultation with its financial advisor and outside legal counsel, the Company Board determines in good faith is, or would reasonably be expected to result in, a Superior Proposal (and such proposal has not been withdrawn); (B) such Acquisition Proposal was not solicited, initiated, induced, facilitated or knowingly encouraged in violation of this Section 6.1(a) (after giving effect to this sentence); (C) the Company Board determines in good faith, after having consulted with its outside legal counsel, that failure to take such action would reasonably be expected to constitute a breach of the duties of the Company Board under applicable law; (D) prior to furnishing any such information or entering into such negotiations or discussions the Company obtains from such Person an executed confidentiality agreement containing provisions (including nondisclosure provisions and use restrictions) at least as favorable to the Company as the provisions of the Confidentiality Agreement as in effect immediately prior to the execution of this Agreement, and provides a copy of the same to Parent; and (E) concurrently with furnishing any information to such Person, to the extent such information has not been previously furnished by the Company to Parent or made available to Parent, the Company concurrently furnishes such information to or makes such information available in an electronic data room to Parent.
(b)   Notice of Acquisition Proposals to the Company.   In addition to the obligations of the Company set forth in Section 6.1(a), the Company shall immediately, and in any event within twenty-four hours of the receipt thereof, advise Parent orally and in writing of any (i) Acquisition Proposal with respect to the Company; (ii) any inquiry, expression of interest, proposal, communication, request for access to non-public information relating to the Company or the Company Subsidiaries, or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (iii) any other communication or notice that any Person is considering making an Acquisition Proposal with respect to the Company. Such notification shall include the material terms and conditions of any such Acquisition Proposal, inquiry, expression of interest, proposal, offer, notice or request (including any changes to such material terms and conditions) a copy of, and the identity of the Person making, any such Acquisition Proposal, inquiry, expression of interest, proposal, offer, notice or request. The Company shall (A) keep Parent informed in all material respects and on a reasonably current basis of the status and details (including any material change to the terms and conditions thereof (including any change in price or exchange ratio)) of any Acquisition Proposal, inquiry, expression of interest, proposal, offer, notice or request and (B) provide to Parent as soon as practicable (but in no event more than 24 hours) after the receipt thereof (copies of all material correspondence and other written material exchanged between the Company or any Company Subsidiary or any of their Representatives, on the one hand, and any Person or any of their Representatives that has made an Acquisition Proposal with respect to the Company, inquiry, expression of interest, proposal, offer, notice or request, on the other hand, which describes any of the terms or conditions of such Acquisition Proposal). The Company agrees that it shall not, after the date hereof, enter into any agreement which prohibits it from complying with its obligations under this Section 6.1(b).
Section 6.2.   Preparation of the Proxy Statement and Delisting.
(a)   Parent and the Company will promptly furnish to the other party such data and information relating to it, its respective Subsidiaries and the holders of its Capital Stock, as Parent or the Company, as applicable, may reasonably request for the purpose of including such data and information in the Proxy Statement, and, in each case, any amendments or supplements thereto.
(b)   The Company shall promptly prepare and file with the SEC a proxy statement with respect to the solicitation of proxies at the Company Stockholders’ Meeting for the adoption and approval of the Transaction Proposals and other matters reasonably related to the Transaction Proposals at the Company Stockholders’ Meeting (the “Proxy Statement”), all in accordance with, and as required by, the Company’s Certificate of Incorporation and the Company’s bylaws, as applicable, the DGCL and any applicable rules and regulations of the SEC or NYSE. The Company shall comply in all material respects with the notice requirements applicable to the Company in respect of the Company Stockholders’ Meeting pursuant to the DGCL, the Company Certificate of Incorporation and the Company’s bylaws, as applicable. Parent and the Company shall each use reasonable best efforts to cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. The Company shall use its reasonable best efforts to mail the Proxy Statement to the Company’s stockholders as promptly as possible following the completion of the SEC review. The Company will advise Parent promptly after it receives any request by the SEC to amend the Proxy Statement or comments thereon and responses thereto or any request by the SEC for additional information, and Parent and the Company shall jointly prepare promptly and Company shall file any response to such comments or requests, and the Company agrees to permit Parent (to the extent practicable), and its outside counsels, to participate in all meetings and conferences with the SEC with respect to the Proxy Statement. Notwithstanding the foregoing, prior to mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company will (A) provide Parent with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response); and (B) include all comments reasonably and promptly proposed by Parent. The foregoing obligations of the Company in clauses (A) and (B) shall not apply in connection with and to the extent relating to any disclosure regarding a Company Change in Recommendation made in compliance with the terms of Section 6.4(a).

(c)   Parent and the Company shall make all necessary filings with respect to the Merger and the other transactions contemplated by this Agreement under the Securities Act and the Exchange Act and applicable blue sky laws and the rules and regulations thereunder.
(d)   If at any time prior to the Effective Time, any event occurs with respect to Parent or the Company, or any change occurs with respect to information supplied by Parent or the Company for inclusion in the Proxy Statement, or any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, should be discovered by Parent or the Company, which is required to be described or that should be set forth in an amendment or supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party with respect to which such event occurs or which discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC a, to the extent required by applicable Law, disseminated to the Company’s stockholders.
(e)   The Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE to enable the delisting of Company Common Stock from the NYSE and the deregistration of the same under the Exchange Act as promptly as practicable after the Effective Time.
Section 6.3.   Company Stockholders’ Meeting.   The Company shall use its reasonable best efforts, and shall take all action necessary in accordance with applicable Law and the Company’s Certificate of Incorporation and Bylaws, as applicable, to duly call, give notice of, convene a meeting of its stockholders for the purpose of seeking the Company Stockholder Approval of the Transaction Proposals as herein provided (the “Company Stockholders’ Meeting”) as soon as practicable after the date the SEC has informed the Company that it has no further comments to the Proxy Statement. Subject to Section 6.4(b), the Company shall, through the Company Board, recommend to the Company stockholders that they give the Company Stockholder Approval and shall include such recommendation in the Proxy Statement (the recommendation of the Company Board that the Company’s stockholders vote to give the Company Stockholder Approval being referred to as the “Company Board Recommendation”), and the Company shall, subject to Section 6.4(b), use its reasonable best efforts to solicit sufficient proxies from the Company stockholders in favor of the adoption of this Agreement and to take all other actions necessary or advisable to secure the Company Stockholder Approval (including engaging a nationally recognized proxy solicitation firm). Notwithstanding anything to the contrary contained in this Agreement, the Company may, after consultation with Parent, adjourn or postpone the Company Stockholders’ Meeting only: (a) to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is timely provided to the Company’s stockholders; (b) if as of the time for which the Company Stockholders’ Meeting is originally scheduled there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Company Stockholders’ Meeting; or (c) if additional time is required to solicit proxies in order to obtain the Company Stockholder Approval; provided that (i) no single adjournment shall be for more than 30 days unless otherwise required by applicable Law, and (ii) all such adjournments together shall not cause the date of the Company Stockholders’ Meeting to be held less than ten (10) Business Days prior to the End Date.
Section 6.4.   Change in Recommendation.
(a)   Company Change in Recommendation.   Subject to the other provisions of this Section 6.4, neither the Company Board nor any committee thereof shall, directly or indirectly: (i) withhold or withdraw or qualify, modify or amend in a manner adverse to Parent (or publicly propose to do so), the Company Board Recommendation; (ii) fail to reaffirm or re-publish the Company Board Recommendation within ten (10) Business Days after Parent requests in writing that such action be taken (or, if earlier, at least five (5) Business Days prior to the Company Stockholders’ Meeting); (iii) fail to publicly announce, within ten (10) Business Days after a tender offer or exchange offer relating to Company Common Stock shall have been formally commenced or after any change in the consideration being offered thereunder, a statement disclosing that the Company Board recommends rejection of such tender or exchange offer; (iv) publicly announce that the Company Board has recommended, adopted or approved any Acquisition Proposal with respect to the Company (each of the foregoing actions described in clauses “(i)” to “(iv)” being referred to as a “Company Change in Recommendation”) or (v) take any action or make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations of the State of Delaware, including Section 203 of the DGCL, inapplicable to any third party or any Acquisition Proposal.
(b)   Company Superior Proposal; Intervening Event.   Notwithstanding anything to the contrary contained in Section 6.4 or elsewhere in this Agreement, at any time prior to obtaining the Company Stockholder Approval, the Company Board may effect, or cause the Company to effect, as the case may be, a Company Change in Recommendation if:
(i)   (A) the Company has not breached its obligations under Section 6.1 in connection with the Acquisition Proposal referred to in the following clause “(B)”; (B) after the date of this Agreement, an unsolicited, bona fide, written Acquisition Proposal is made to the Company and is not withdrawn; (C) the Company Board determines in its good faith judgment, after consulting with its outside financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal; (D) the Company shall have provided Parent with five (5) Business Days’ prior written notice advising Parent that it intends to effect a Company Change in Recommendation and specifying, in reasonable detail, the reasons therefor, and which written notice shall include copies of all documents pertaining to such Superior Proposal; (E) during such five (5) Business Day period, if requested by Parent, the Company engages in good faith negotiations with Parent to amend this Agreement in such a manner that the Acquisition Proposal that was determined to constitute a Superior Proposal no longer constitutes a Superior Proposal; (F) at the end of such five (5) Business Day period, such Acquisition Proposal has not been withdrawn and in the good faith reasonable judgment of the Company Board continues to constitute a Superior Proposal (taking into account any changes to the terms of this Agreement proposed by Parent as a result of the negotiations required by clause “(E)” or otherwise); and (G) at the end of such five (5) Business Day period, the Company Board determines in good faith, after having consulted with its outside legal counsel, that, in light of such Superior Proposal, a failure to make a Company Change in Recommendation would reasonably be expected to constitute a breach of the duties of the Company Board under applicable Law; provided, however, that in the event of any material revisions to the applicable Acquisition Proposal (including any change in price or exchange ratio), the Company shall be required to deliver a new written notice to Parent and to again comply with the requirements of this Section 6.4(b)(i) with respect to such new written notice (including the five (5) Business Day period referenced above); or
(ii)   In connection with an Intervening Event relating to the Company, the Company Board may make a Company Change in Recommendation if the Company Board determines at any time prior to the Company Stockholder Approval, after having consulted with its outside legal counsel, that, in light of such Intervening Event, a failure to make a Company Change in Recommendation would reasonably be expected to constitute a breach of the duties of the Company Board under applicable Law, provided that: (A) the Company shall have provided Parent with five (5) Business Days’ prior written notice advising Parent that it intends to effect a Company Change in Recommendation and specifying, in reasonable detail, the reasons therefor; (B) during such five (5) Business Day period, if requested by Parent, the Company shall negotiate in good faith with respect to any change or modifications to this Agreement which would allow the Company Board not to make such Company Change in Recommendation; and (C) at the end of such five (5) Business Day period, the Company Board determines in good faith, after having consulted with its outside legal counsel, that, taking into account any changes to the terms of this Agreement proposed by Parent as a result of the negotiations required by clause (B) or otherwise, a failure to make a Company Change in Recommendation would reasonably be expected to constitute a breach of the duties of the Company Board under applicable Law.
(c)   Nothing in this Agreement shall prohibit the Company or the Company Board from (i) disclosing to the Company stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act; (ii) making any “stop, look and listen” communication to the Company stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act; or (iii) making any disclosure to the Company stockholders required by applicable Law or stock exchange rule or listing agreement, which actions, in the case of clauses (i)-(iii), shall not constitute or be deemed to constitute a Company Change in Recommendation so long as any such disclosure (x) includes an express reaffirmation of the Company Board Recommendation, without any amendment, withdrawal, alteration, modification or qualification thereof; and (y) does not include any statement that constitutes, and does not otherwise constitute, a Company Change in Recommendation.
Section 6.5.   Access to Information; Confidentiality.   Subject to applicable Law, during the Pre-Closing Period and upon reasonable prior notice, the Company shall, and shall cause its respective Subsidiaries to, afford to Parent and its Representatives reasonable access to all their respective properties, books, contracts, commitments, personnel and records and, during such period, the Company shall, and shall cause each of its respective Subsidiaries to, furnish promptly to Parent (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of Federal or state securities Laws other than those publicly available in the SEC’s EDGAR (or successor) system; and (b) all other information concerning its business, properties and personnel as Parent may reasonably request; provided, however, that (i) the Company may withhold any document or information that (A) is subject to the terms of a confidentiality agreement with a third party in effect as of the date of this Agreement (provided that the withholding party shall use its commercially reasonable efforts to obtain the required consent of such third party to such access or disclosure); or (B) is subject to any attorney-client, attorney work product or other similar privilege (provided that the withholding party shall use its reasonable best efforts to allow for such access or disclosure (or as much of it as possible) in a manner that does not result in a loss of such attorney-client, attorney work product or other similar privilege); and (ii) if, in the reasonable judgment of the Company any Law (including antitrust Laws) applicable to the Company requires the Company or its Affiliates to restrict or prohibit access to any such properties or information, the Company or its Affiliates may so restrict or prohibit such access, including by designating such information as “Clean Team Only” or “Outside Counsel Only” pursuant to a customary Clean Team Confidentiality Agreement agreed between the parties. If any material is withheld by the Company pursuant to the proviso to the preceding sentence, the Company shall inform Parent as to the general nature of what is being withheld and the Company shall use reasonable best efforts to enter into an alternative arrangement, including a “clean-team” agreement, pursuant to which such information may be shared without violating such applicable Law. All information exchanged pursuant to this Section 6.5 shall be subject to the Confidential Disclosure Agreement between Parent and the Company and dated as of November 17, 2022 (the “Confidentiality Agreement”).
Section 6.6.   Notification of Changes.   The Company and Parent shall as promptly as reasonably practicable notify the other orally and in writing of any change or event that, individually or in the aggregate, with all past changes and events since the date of this Agreement either (i) has had or would reasonably be expected to have a Company Material Adverse Effect, as applicable; or (ii) that would reasonably be expected to cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein that would be reasonably expected to cause any of the conditions to the other party’s obligations set forth in Article VII to be incapable of being satisfied, or to materially delay or impede the ability of such notifying party to consummate the Merger; provided, however, that any failure to give such notice pursuant to this Section 6.6 shall not in and of itself cause the failure to satisfy any of the conditions to the other party’s obligations set forth in Article VI unless the underlying breach would independently result in the failure of such condition to be satisfied, and provided further that no such notification shall cure any breach of, non-compliance with, any of the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.
Section 6.7.   Required Actions.
(a)   Regulatory Approvals.   The parties shall cooperate with each other and, subject to Section 6.1 and Section 6.4, use their respective reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable, subject to the limitations in this Section 6.7, to consummate and make effective, as soon as reasonably possible, the Merger and the other transactions contemplated by this Agreement, including using reasonable best efforts to (i) make or cause to be made, in consultation and cooperation with the other and as promptly as practicable after the date of this Agreement, any filing with the United States Department of Justice (“DOJ”) and the United States Federal Trade Commission (“FTC”) required under the HSR Act relating to the Merger (but in no event later than 15 Business Days after the date of this Agreement, unless otherwise agreed by counsel for the parties), a filing under the Investment Canada Act, and foreign direct investment filings with the applicable government authorities in Italy and Germany relating to the Merger and other required filings subject to further analysis; (ii) prepare and file a draft CFIUS Notice, and, after receipt of confirmation reasonably acceptable to both Parent and the Company that CFIUS has no further comments or inquiries related to the draft CFIUS Notice, Parent and the Company shall, as promptly as practicable after such receipt, submit the CFIUS Notice; (iii) prepare and file other necessary and advisable registrations, declarations, notices, petitions, applications and filings relating to the Merger, including the notice required under 22 C.F.R. section 122.4(b) of the International Traffic in Arms Regulations, with other Governmental Entities under antitrust, competition, foreign direct investment, trade regulation or similar Law as soon as reasonably practicable or where the ability to control timing of the registration, declaration, notice, petition, application or filing is not within the control of the submitting party, commence pre-submission consultation procedures for, any registrations, declarations, notices, petitions, applications and filings with such Governmental Entities (and thereafter make any other required submissions and respond as promptly as reasonably practicable to any requests for additional information or documentary material); (iv) obtain all Consents or nonactions from any Governmental Entity or other Person which are required to be obtained under any other antitrust, competition, foreign direct investment, trade regulation or similar Law in connection with the consummation of the Merger and the other transactions contemplated hereby, including the CFIUS Approval (collectively, the “Required Regulatory Approvals”); (v) seek to avoid or prevent the initiation of any investigation, inquiry, claim, action, suit, arbitration, litigation or proceeding by or before any Governmental Entity challenging the Merger or the consummation of the other transactions contemplated by this Agreement; and (vi) furnish to the other all assistance, cooperation and information required for any such registration, declaration, notice or filing in order to achieve the effects set forth in the foregoing sub-clauses (i) and (v).
(b)   Actions in Connection with Required Regulatory Approvals.   Without limiting the further requirements specifically set forth in this Section 6.7, each of the parties shall use its reasonable best efforts to resolve any objection that may be asserted by any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each of the Company and the Company Subsidiaries and Parent and the Parent Subsidiaries, as applicable, to the extent required in order to obtain the Required Regulatory Approvals, shall (i) propose, negotiate or offer to effect, or consent or commit to, any sale, leasing, licensing, transfer, disposal, divestiture or other encumbrance, or holding separate, of any assets, licenses, operations, rights, product lines, businesses or interest therein (collectively, a “Divestiture”); and (ii) take or agree to take any other action, agree or consent to, make any concession in respect of, or permit or suffer to exist any condition or requirement setting forth, any limitations or restrictions on freedom of actions with respect to, or its ability to retain, or make changes in, any assets, licenses, operations, rights, product lines, businesses or interest therein (collectively, a “Remedy”); provided, however, that, notwithstanding anything in this Agreement to the contrary, neither party nor its Subsidiaries shall be required to take any of the actions referred to above with respect to a Divestiture or Remedy unless the effectiveness thereof is conditioned on the occurrence of the Effective Time. Moreover, Parent shall, and shall cause its Affiliates to, take, or cause to be taken, all action necessary to receive CFIUS Approval so as to enable the Closing, including providing all such assurances as may be necessary requested or imposed by CFIUS, including, without limitation, entering into a mitigation agreement, letter of assurance, national security agreement, proxy agreement, trust agreement or other similar arrangement or agreement, in relation to the business and assets of the Company; provided, however, that, notwithstanding anything in this Agreement to the contrary, Parent shall not be required to consummate the transactions contemplated by this Agreement to the extent any condition imposed in connection with the CFIUS Approval would effectively prohibit or limit the Parent Board from exercising control over any portion of the business of the Company and the Company Subsidiaries that, in the aggregate, constitutes more than ten percent (10%) of the Company’s consolidated fiscal year 2023 revenue or 2024 year-to-date revenue (the “Affected Business”) (provided, however, that it is acknowledged and agreed that neither (i) the Remedies set forth in Section 6.7(b) of the Parent Disclosure Schedule, nor (ii) any condition imposed in connection with the CFIUS Approval with respect to a board of directors or other governing body that permits Parent to directly or indirectly elect a majority of the individuals to such board of directors or other governing body, shall be deemed to effectively prohibit or limit the Board of Directors of Parent from exercising control over the Affected Business); provided, further, that Parent shall agree to any requirement that the Affected Business maintain a board of directors or other governing body comprised entirely of United States citizens, provided such United States citizens are permitted to have dual citizenship in any other country. The Company shall use reasonable best efforts to assist Parent in obtaining CFIUS Approval. Parent shall, and shall cause its Affiliates to, take any and all actions necessary to: (1) oppose or defend against any investigation, inquiry, claim, action, suit, arbitration, litigation or proceeding by any Governmental Entity to prevent or enjoin the consummation of the Merger; and (2) overturn any regulatory order by any such Governmental Entity to prevent consummation of the Merger, including by defending any investigation, inquiry, claim, action, suit, arbitration, litigation or proceeding brought by any such Governmental Entity in order to avoid the entry of, or to have vacated, overturned, terminated or appealed any order that would otherwise have the effect of preventing or materially delaying the consummation of the Merger or the consummation of the other transactions contemplated by this Agreement.
(c)   Requests from Regulatory Authorities.   If either of the parties or any of their respective Subsidiaries receives a request for information or documentary material from any Governmental Entity with respect to the Merger or any of the transactions contemplated by this Agreement, then such party shall respond promptly, as soon as reasonably practicable and after consultation with the other party (to the extent permitted under applicable Law), to such request, in all cases within the amount of time allowed by the Governmental Entity. The parties shall consult with each other in good faith prior to pulling and refiling or agreeing to pull and refile any HSR filing, the CFIUS Notice or other filing, or agreeing with any Governmental Entity not to consummate the merger for any period of time, or agreeing to any timing agreement with the FTC, DOJ or any other Governmental Entity.
(d)   Coordination and Information Sharing.   Each party shall (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry relating to the Merger or the transactions contemplated by this Agreement; (ii) promptly notify the other party of any material communication it or any of its Affiliates (or their respective Representatives) receives from any Governmental Entity relating to the Merger or the transactions contemplated by this Agreement and keep the other parties informed as to the status of any such request, inquiry, investigation, or communication; (iii) subject to applicable Law, and to the extent practicable, permit the other party to review in advance, and consider in good faith the other party’s comments to, any proposed material communication, filing or submission by such party to any Governmental Entity; (iv) not agree to participate in any meeting or discussion with any Governmental Entity in respect of any filing, investigation or inquiry concerning this Agreement or the Merger or transactions contemplated by this Agreement unless it consults with the other party in advance and, to the extent not prohibited by such Governmental Entity, gives the other party the opportunity to attend; and (v) furnish the other party with copies of all material correspondence, filings and written communications between them and their Affiliates and their respective Representatives on one hand, and any such Governmental Entity or its staff on the other hand, with respect to this Agreement or the Merger or the transactions contemplated by this Agreement. Materials required to be provided pursuant to this Section 6.7 may be redacted or withheld as necessary to (i) to remove references concerning the valuation of the parties, (ii) as necessary to comply with contractual arrangements; and (iii) as necessary to preserve attorney-client or other legal privilege. Each party, as each deems advisable and necessary, may designate any competitively sensitive material provided to the other under this Section 6.7 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient unless express written permission is obtained in advance from the party that has so designated such materials.
(e)   Frustrating Actions.   The Company shall not, and shall cause the Company Subsidiaries not to, and Parent shall not, and shall cause the Parent Subsidiaries not to, acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing part or all of the assets of or equity of, in any business or any corporation, partnership, association or other business organization or division thereof, or take any other similar action, if the entry into of an agreement relating to, or the consummation of such acquisition, merger or consolidation, or the taking of any other similar action, would reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, the Required Regulatory Approvals; (ii) increase, in any material respect, the risk of any Governmental Entity entering an order prohibiting the consummation of the Merger or the transactions contemplated by this Agreement; (iii) increase the risk, in any material respect, of not being able to remove any such order on appeal or otherwise; or (iv) prevent or materially delay the consummation of the Merger or the transactions contemplated by this Agreement.

Section 6.8.   Takeover Laws.   The Company and the Company Board, and Parent and the Parent Board, shall use their respective reasonable best efforts (a) to ensure that no potentially applicable takeover laws of any state, including any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” or similar anti-takeover Law, including, without limitation, Section 203 of the DGCL (a “Takeover Statute”), is or becomes applicable to this Agreement or any transaction contemplated by this Agreement; and (b) if any Takeover Statute becomes applicable to this Agreement or any transaction contemplated by this Agreement, to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of any Takeover Statute on the Merger.
Section 6.9.   Indemnification, Exculpation and Insurance.
(a)   Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company and the Company Subsidiaries to the fullest extent provided by their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other similar agreements of the Company or any of the Company Subsidiaries as in effect as of the date of this Agreement in connection with liabilities for acts or omissions occurring at or prior to the Effective Time, shall survive the Merger and shall continue in full force and effect in accordance with their terms.
(b)   In the event that subsequent to the Merger, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the Surviving Corporation shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 6.9.
(c)   For a period of six (6) years from the Effective Time, Parent shall procure that the Surviving Corporation shall maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of the Company Certificate of Incorporation with respect to acts or omissions occurring prior to the Effective Time and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any indemnified Person.
(d)   Prior to or at the Effective Time, the Company shall purchase a six (6)-year prepaid “tail” policy, with terms, conditions, retentions and limits of liability that are substantially equivalent to the coverage provided under the Company’s existing policies of directors’ and officers’ liability insurance and fiduciary liability insurance, with respect to matters arising on or before the Effective Time (including in connection with this Agreement and the transactions or actions contemplated by this Agreement), and Parent shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation; provided, however, that the Company shall not pay or agree to pay, and the Surviving Corporation shall not be required to pay, in the aggregate in excess of 300% of the last annual premium paid by the Company prior to the date of this Agreement in respect of such “tail” policy, and if the cost of such “tail” policy would otherwise exceed such maximum amount, the Company shall purchase as much coverage as reasonably practicable up to such maximum amount.
(e)   The provisions of this Section 6.9 shall survive consummation of the Merger and are intended to be for the benefit of, and will be enforceable by, each current or former director or officer of the Company, his or her heirs and his or her representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.
Section 6.10.   Transaction Litigation.   Each of the Company, on the one hand, and Parent, on the other hand, shall give the other party prompt notice of any stockholder litigation or claims commenced on or after the date of this Agreement against the Company or its directors or officers or Parent or its directors or officers, as applicable, relating to the Merger and the other transactions contemplated by this Agreement (“Transaction Litigation”). In addition, each of the Company, on the one hand, and Parent, on the other hand, agrees to keep the other party reasonably informed on a current basis with respect to any other stockholder litigation or claims against the Company or its directors or officers or Parent or its officers and directors, as applicable, that are reasonably likely to affect the Merger and the other transactions contemplated by this Agreement (including the timing of the Closing). The Company shall (i) give Parent the opportunity to participate (at Parent’s expense) in the defense or settlement of any Transaction Litigation, (ii) give Parent the right to review and comment on all filings or responses to be made by the Company in connection with any Transaction Litigation, and will in good faith take such comments into account, and (iii) not agree to settle any Transaction Litigation without Parent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Solely to the extent that any such Transaction Litigation would reasonably be expected to materially delay or prevent the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement, Parent shall use commercially reasonable efforts to give the Company the right to review and comment on all filings or responses to be made by Parent in connection with any such Transaction Litigation, and will in good faith take such comments into account. Notwithstanding the foregoing, with respect to Transaction Litigation commenced by one or more of Parent’s shareholders that seeks to condition, delay or prevent the parties from consummating the transactions contemplated by this Agreement and that names the Company or any of its officers or directors as a party (“Parent Shareholder Litigation”), Parent shall (i) give the Company the opportunity to participate (at the Company’s expense) in the defense or settlement of any claims brought against the Company or any of its officers or directors in such Parent Shareholder Litigation, and (ii) give the Company the right to review and comment on all filings or responses to be made by Parent in connection with the defense or settlement of any claims brought against the Company or any of its officers or directors in such Parent Shareholder Litigation, and will in good faith take such comments into account; provided, however, that (x) Parent shall be entitled to select legal counsel for the Company in respect of such Parent Shareholder Litigation, which legal counsel shall be reasonably acceptable to the Company, and (y) Parent shall control the defense of any claims brought against the Company or any of its officers or directors in such Parent Shareholder Litigation unless there is an actual legal conflict that would prohibit the assumption of the defense by Parent under law or bona fide ethical obligation; provided further, that neither Parent nor the Company shall agree to settle any claims brought against the Company or any of its officers or directors in such Parent Shareholder Litigation without the other party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
Section 6.11.   Section 16 Matters.   The Parent Board shall, prior to the Effective Time, approve the issuance of Parent ADSs or other Parent securities in connection with the Merger with respect to any employees of the Company who, as a result of their relationship with the Company as of or following the Effective Time, are subject or will become subject to the reporting requirements of Section 16 of the Exchange Act to the extent necessary for such issuance to be an exempt acquisition pursuant to SEC Rule 16b-3. Prior to the Effective Time, the Company Board shall approve the disposition of the Company equity securities (including derivative securities) in connection with the Merger by those directors and officers of the Company subject to the reporting requirements of Section 16 of the Exchange Act to the extent necessary for such disposition to be an exempt disposition pursuant to SEC Rule 16b-3.
Section 6.12.   Extension of Standstill.   During the period commencing on the date of this Agreement and continuing until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, each of Parent and the Company agrees that it will not, otherwise than pursuant to the Merger on the terms provided in this Agreement (a) in any manner acquire, agree to acquire or make any proposal or offer to acquire, directly or indirectly, any securities or property of the other; (b) propose or offer to enter into, directly or indirectly, any merger or business combination involving the other or to purchase, directly or indirectly, a material portion of the assets of the other; (c) directly or indirectly, “solicit”, or participate or join with any person in the “solicitation” of any “proxies” (as such terms are defined in the Securities Act) to vote, to seek to advise or to influence any person with respect to the voting of any voting securities of the other, except with respect to the Merger, the obtaining of the Company Stockholder Approval, and as otherwise contemplated by this Agreement; (d) otherwise act alone or in concert with others to seek to control, to influence or to change the management, the board of directors or the policies of the other party; (e) make any public or private disclosure of any consideration, intention, plan or arrangement inconsistent with any of the foregoing; or (f) advise, assist or encourage any of the foregoing or work in concert with others in respect of the foregoing.
Section 6.13.   Public Announcements.   Except with respect to a Company Change in Recommendation (or matters related thereto), Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange; provided that each party may make statements without such consultation that are consistent with previous press releases, public disclosures or public statements made by either party in compliance with this Section 6.13. Parent and the Company agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties.
Section 6.14.   Company Convertible Notes.   Prior to the Effective Time, within the time periods required by the terms of the Company Indenture, the Company shall, and shall cause its Representatives to, take all actions may be required by, and subject to the terms of, the Company Indenture and applicable law to be performed by the Company at or prior to the Effective Time as a result of the consummation of the Merger and the transactions contemplated hereby, including (i) the giving of any notices that may be required by the Company Indenture in connection with the consummation of the Merger or the transactions contemplated hereby; (ii) preparing any supplemental indentures (which may include Parent as a party thereto) required in connection with the consummation of the Merger or the transactions contemplated hereby to be executed and delivered to the trustee at or prior to the Closing, in form and substance reasonably satisfactory to Parent and (iii) delivering any opinions of counsel required to be delivered prior to the Closing Date and any officer’s certificates or other documents or instruments, as may be necessary to comply with all of the terms and conditions of the Company Indenture in connection with the Merger, provided that any supplemental indentures, opinions of counsel, officer’s certificates and/or such other documents or instruments required by the Company Indenture, as may be necessary to comply with all of the terms and conditions of the Company Indenture in connection with the Merger, shall be delivered by Parent and its counsel to the extent required to be delivered at or after the Closing.
Section 6.15.   Pre-Closing Loan.   At the Company’s request, at any time and from time to time after January 1, 2025, Parent shall, or shall cause one of its Affiliates to, subject to the execution of definitive loan documents mutually agreed by the Company and Parent (or its applicable Affiliate), provide the Company with a $20 million, multi-draw term loan credit facility (the “Bridge Loan Facility”), on the terms and subject to the conditions set forth on Section 6.15 of the Company Disclosure Schedule (the “Bridge Loan Term Sheet”) (or on such terms as may otherwise be agreed in writing by the Company and Parent), and the Company and Parent hereby agree to cooperate in good faith with one another to negotiate, agree upon and execute the Loan Documentation (as defined in the Bridge Loan Term Sheet) promptly following, and in any event within 30 days (or such later date as Parent and the Company may agree) of, the execution of this Agreement.
Article VII
CONDITIONS PRECEDENT
Section 7.1.   Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligations of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
(a)   Stockholder Approval.   The Company Stockholder Approval shall have been obtained.
(b)   Regulatory Approvals.   (i) Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired; (ii) any agreement with the DOJ or the FTC not to consummate the Merger to which the Company and Parent are a party shall have expired or been terminated; (iii) the CFIUS Approval shall have been obtained; and (iv) all other Required Regulatory Approvals and conditions listed in Section 7.1(b) of the Parent Disclosure Schedule shall have been obtained or satisfied and shall remain in full force and effect, or the applicable waiting period (and any extension thereof) applicable in respect of such Required Regulatory Approval shall have expired.
(c)   No Injunctions or Restraints; Illegality.   (i) No Law, order, injunction (temporary or permanent) or decree or other similar legal restraint issued by any court or enacted by any Governmental Entity of competent jurisdiction enjoining or preventing the consummation of the Merger or the other transactions contemplated by this Agreement shall be in effect, and (ii) all conditions set forth in any order, injunction (temporary or permanent) or decree or other similar legal restraint issued by any court or Governmental Entity of competent jurisdiction in order to consummate the transactions contemplated by this Agreement shall have been met.
(d)   Final Adjustment Statement.   The parties shall have agreed in writing to the Final Adjustment Statement pursuant to Section 1.5(c).
Section 7.2.   Conditions to Obligation of Parent and Merger Sub.   The obligation of each of Parent and Merger Sub to consummate the Merger is further subject to the following conditions:
(a)    Representations and Warranties.   (i) The representations and warranties of the Company set forth in Section 3.8(a) shall be true and correct in all respects at and as of the Closing Date as if made at and as of such time or such fact, circumstance, effect, change, event or development giving rise to the breach of Section 3.8(a) shall not be continuing as of the Closing Date; (ii) the representations and warranties of the Company set forth in Section 3.3(a), the first sentence of Section 3.3(b) and Section 3.3(c) (in each case only with respect to the Company and not its Subsidiaries) shall be true and correct (other than such failures to be true and correct as are de minimis), in each case at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date); (iii) the representations and warranties of the Company set forth in Section 3.1, Section 3.4 and Section 3.20 shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date) and (iv) all other representations and warranties of the Company set forth in Article III shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of the Company to such effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed or complied in all material respects with the obligations and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of the Company to such effect.
(c)   No Company Material Adverse Effect.   No Company Material Adverse Effect shall have occurred since the date of this Agreement that is continuing.
(d)   Bankruptcy.   Neither the Company nor any Company Subsidiary shall have experienced a Bankruptcy.
Section 7.3.   Conditions to Obligation of the Company.   The obligations of the Company to consummate the Merger is further subject to the following conditions:
(a)   Representations and Warranties.   (i) the representations and warranties of Parent set forth in Section 4.2 shall be true and correct (other than such failures to be true and correct as are de minimis), in each case at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date); (ii) the representations and warranties of Parent set forth in Section 4.1, Section 4.3 and Section 4.8 shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date) and (iii) all other representations and warranties of Parent set forth in Article IV shall be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein) at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have an Parent Material Adverse Effect. The Company shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Parent to such effect.

(b)   Performance of Obligations of Parent and Merger Sub.   Parent and Merger Sub shall have performed or complied in all material respects with the obligations and covenants required to be performed or complied with by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of the Chief Executive Officer or the Chief Financial Officer of Parent to such effect.
Article VIII
TERMINATION, FEES AND EXPENSES, AMENDMENT AND WAIVER
Section 8.1.   Termination.   This Agreement may be terminated at any time prior to the Effective Time (whether before or after receipt of the Company Stockholder Approval, except as specifically provided below), as set forth below:
(a)   by mutual written consent of the Company and Parent;
(b)   by either the Company or Parent, upon written notice to the other party:
(i)   if the Merger is not consummated on or before January 31, 2025 (the “End Date”); provided that if by January 31, 2025, any of the conditions set forth in Section 7.1(b) shall not have been satisfied but all of the other conditions to the consummation of the Merger set forth in Article VII shall have been satisfied (or, in the case of any conditions that by their nature are to be satisfied at the Closing, shall be capable of being satisfied), then either the Company or Parent may extend the End Date by written notice to the other party to March 31, 2025 (upon any extension in accordance with this Section 8.1(b)(i), references to the End Date in this Agreement shall mean the End Date as so extended); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party if a breach by such party of its obligations under this Agreement has been the principal cause of, or principally resulted in, such failure of the Merger to occur on or before the End Date;
(ii)    if (A) any Governmental Entity that must grant a Required Regulatory Approval listed in Section 7.1(b) of the Parent Disclosure Schedule has denied approval of the Merger and such denial has become final and non-appealable; (B) any court or Governmental Entity of competent jurisdiction shall have issued a final and non-appealable order, injunction or decree or other legal restraint or prohibition permanently enjoining or preventing the consummation of the Merger, or (C) any Israeli court shall have issued an order, injunction or decree or other legal restraint or prohibition imposing conditions that are unacceptable to Parent; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to any party if a breach by such party of its obligations under this Agreement has been the principal cause of, or principally resulted in, such failure to obtain such Required Regulatory Approval or the issuance of such order, injunction, decree or other legal restraint, as applicable;
(iii)   if the Company Stockholder Approval shall not have been obtained following a vote taken thereon at the Company Stockholders’ Meeting (unless such Company Stockholders’ Meeting has been validly adjourned or postponed, in which case at the final adjournment or postponement thereof);
(c)   by the Company, if Parent or Merger Sub breaches or fails to perform any of its covenants or agreements contained in this Agreement, or if any of the representations or warranties of Parent or Merger Sub contained herein fails to be true and correct, which breach or failure (A) either individually or in the aggregate with all other breaches by Parent or Merger Sub or failure of Parent’s and Merger Sub’s representations and warranties to be true, would give rise to the failure of a condition set forth in Section 7.3(a) or Section 7.3(b), as the case may be; and (B) if reasonably capable of being cured, has not been cured prior to the earlier of 30 days (or such fewer days as remain until the End Date) after Parent’s receipt of written notice of such breach from the Company, and provided that the Company is not then in breach of any covenant or agreement contained in this Agreement and no representation or warranty of the Company contained herein then fails to be true and correct such that the conditions set forth in Section 7.2(a) or Section 7.2(b), as the case may be, could not then be satisfied;
(d)    by Parent, if the Company breaches or fails to perform any of its covenants or agreements contained in this Agreement, or if any of the representations or warranties of the Company contained herein fails to be true and correct, which breach or failure (A) either individually or in the aggregate with all other breaches by the Company or failure of the Company’s representations and warranties to be true, would give rise to the failure of a condition set forth in Section 7.2(a) or Section 7.2(b), as the case may be, and (B) if reasonably capable of being cured, has not been cured prior to the earlier of 30 days (or such fewer days as remain until the End Date) after the Company’s receipt of written notice of such breach from Parent, and provided that Parent is not then in breach of any covenant or agreement contained in this Agreement and no representation or warranty of Parent contained herein then fails to be true and correct such that the conditions set forth in Section 7.3(a) or Section 7.3(b), as the case may be, could not then be satisfied;
(e)   by Parent, prior to the Company Stockholder Approval, if the Company Board or any committee thereof shall have made a Company Change in Recommendation;
(f)   by Parent, (i) to the extent the Company’s Cash Burn exceeds $20,000,000 during any fiscal quarter beginning with the Company’s fiscal quarter ending September 30, 2024 or (ii) to the extent the Company has drawn on the Bridge Loan Facility, any “Event of Default” under the Loan Documentation has occurred (whether or not the payment of any outstanding loans thereunder have been accelerated); or
(g)   by Parent if the Company or any Company Subsidiary (i) applies for, consents to the appointment of, or is otherwise appointed, any receiver, trustee, custodian or liquidator of its property, (ii) admits in writing its inability to pay its debts as they mature, (iii) makes a general assignment for the benefit of its creditors, (iv) files a petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or otherwise takes advantage of, or is placed into bankruptcy under, any bankruptcy, reorganization, insolvency or liquidation Laws or statutes, or files an answer admitting the material allegations of a petition filed against the Company, as the case may be, in any proceeding under any such Laws or statutes, or (v) undergoes the expiration of sixty (60) days following the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating it as bankrupt or appointing a trustee of its assets (each of clauses (i) through (v), a “Bankruptcy”).
Section 8.2.   Effect of Termination.   In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and have no effect (other than the last sentence of Section 6.5, Section 6.13, this Section 8.2 and Section 8.3, which provisions shall survive such termination) without any liability or obligation on the part of the Company, Parent or Merger Sub or any of their respective Subsidiaries, except in the case of a Willful Breach (which for the avoidance of doubt shall not be released by this Section 8.2).
Section 8.3.   Fees and Expenses.
(a)   In the event that this Agreement is terminated by the Company or Parent pursuant to Section 8.1(b)(iii), then the Company shall pay to Parent, by wire transfer of same-day funds, the Termination Expenses within five (5) Business Days of the date of such termination.
(b)   In the event that this Agreement is terminated by Parent pursuant to Section 8.1(e), or is terminated by the Company or Parent pursuant to Section 8.1(b)(iii) at such time as Parent was entitled to terminate this Agreement pursuant to Section 8.1(e), then the Company shall pay Parent, by wire transfer of same-day funds, the Company Termination Fee within five (5) Business Days of the date of termination. For purposes of this Agreement, “Company Termination Fee” shall mean a cash fee equal to $7,875,000.
(c)   In the event that, (i) following the date of this Agreement and prior to the Company Stockholders’ Meeting, an Acquisition Proposal with respect to the Company is publicly proposed or disclosed (and not withdrawn at least two (2) Business Days prior to the Company Stockholders’ Meeting), (ii) this Agreement is terminated by the Company or Parent pursuant to Section 8.1(b)(iii), and (iii) within twelve (12) months of such termination, an Acquisition Proposal with respect to the Company is consummated or a definitive agreement providing for an Acquisition Proposal with respect to the Company is entered into, then the Company shall pay to Parent, by wire transfer of same-day funds, the Company Termination Fee (less any Termination Expenses previously paid by the Company to Parent) on or prior to the date that is the earlier of (x) the date such Acquisition Proposal is consummated and (y) the date of entry of such definitive agreement (provided that for these purposes the references to fifteen percent (15%) in the definition of Acquisition Proposal shall instead refer to fifty percent (50%)).

(d)    In the event that this Agreement is terminated by Company or Parent (i) pursuant to Section 8.1(b)(ii)(C) as the result of Parent’s determination that any conditions imposed by any Israeli court are not acceptable to Parent, or (ii) pursuant to Section 8.1(b)(i) during such time as the conditions set forth in Section 7.1(c) have not been satisfied solely as the result of Parent’s determination that any conditions imposed by any Israeli court are not acceptable to Parent, but all of the other conditions to the consummation of the Merger set forth in Article VII have been satisfied as of such time (or, in the case of any conditions that by their nature are to be satisfied at the Closing, shall be capable of being satisfied), then the Parent shall pay the Company, by wire transfer of same-day funds, the Parent Termination Fee within five (5) Business Days of the date of termination. For purposes of this Agreement, ”Parent Termination Fee” shall mean a cash fee equal to $5,000,000.
(e)   Except in the case of a Willful Breach by the Company or Parent, as applicable, which shall each be subject to Section 8.2, following the termination of this Agreement in accordance with its terms, the payment by the Company or Parent of the Company Termination Fee or the Parent Termination Fee, as applicable, to the extent required pursuant to this Section 8.3, in circumstances in which it is due pursuant to the terms of this Agreement, together with any amounts payable pursuant to Section 8.3 in connection therewith, shall be the sole and exclusive remedy of the receiving party under this Agreement. Notwithstanding anything to the contrary herein, but without limiting the right of any party to recover liabilities or damages to the extent permitted herein, in no event shall the Company or Parent be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, more than once (it being understood that, subject to Section 8.3(b), the Company Termination Fee may become payable pursuant to Section 8.3(c) following payment by the Company to Parent of the Company Transaction Expenses).
(f)   The Company and Parent acknowledge and agree that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement and, in order to obtain such payment, the party owed such payment commences a suit, action or other proceeding that results in a judgment in its favor for such payment, the party owing such payment shall pay to the party owed such payment its costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, action or other proceeding, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate, as reported in The Wall Street Journal, in effect on the date such payment was required to be made.
(g)   Each party further acknowledges that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the parties hereto would not enter into this Agreement. Each party further acknowledges that each of the Company Termination Fee and the Parent Termination Fee, as applicable, is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate the applicable party in the circumstances in which the Company Termination Fee or the Parent Termination Fee, as applicable, is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement.
(h)   If applicable, in the event that the Parent reasonably determines it is required to withhold amounts on account of Israeli Taxes from or in connection with the Parent Termination Fee, the Parent shall notify Company of such determination as promptly as reasonably practicable after making such determination and, if requested by Company in writing, provide the Company with reasonable time (but in any event no less than sixty (60) days) to obtain a Valid Tax Certificate, or a Tax Declaration and a Tax Residency Certificate, allowing the Parent to make the payment of the Parent Termination Fee with no withholding, or a reduced rate of withholding, on account of Israeli Taxes. In the event that Company requests such time extension as set forth above, then all references in this Agreement to payment of the Parent Termination Fee shall be deemed to provide for a deferral of the time upon which payment of the Parent Termination Fee is due without such deferral limiting any rights of the Parent to terminate this Agreement or in connection with such termination.
Section 8.4.   Amendment.   This Agreement may be amended or modified by written agreement of each of the parties at any time before or after receipt of the Company Stockholder Approval; provided, however, that after receipt of the Company Stockholders Approval, no amendment or modification shall be made that by applicable Law or in accordance with the rules of the NYSE requires the further approval by the stockholders of the Company without the further approval of such Company stockholders. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties.
Section 8.5.   Extension; Waiver.   At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement, (c) waive compliance with any covenants and agreements contained in this Agreement or (d) waive the satisfaction of any of the conditions contained in this Agreement. No extension or waiver by Parent shall require the approval of the shareholders of Parent unless such approval is required by Law or in accordance with the rules of any relevant stock exchange and no extension or waiver by the Company shall require the approval of the stockholders of the Company unless such approval is required by Law or in accordance with the rules of any relevant stock exchange. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
Article IX
MISCELLANEOUS
Section 9.1.   Transaction Expenses.   Except as provided below or in the circumstances in which the Termination Expenses, the Company Termination Fee or the Parent Termination Fee are payable by the Company, all fees and expenses incurred in connection with the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated. Notwithstanding the foregoing, Parent and the Company each shall pay 50% of any and all filing fees due in connection with the filings required by or under the HSR Act, the DPA and any other antitrust, competition, investment, trade regulation or similar Law.
Section 9.2.   Definitions.   For purposes of this Agreement:
“5% Holder” means a holder who holds five percent (5%) or more of the share capital of the Company.
“Acquisition Proposal” means, with respect to the Company, any bona fide proposal, offer or inquiry, whether or not in writing, for any transaction or series of transactions (other than the transactions contemplated by this Agreement) involving (i) the direct or indirect acquisition, exclusive license or purchase of a business or assets that constitutes fifteen percent (15%) or more of the consolidated net revenues, net income or the assets (based on the fair market value thereof) of such party and its Subsidiaries, taken as a whole, by any Person or group of Persons (other than a party hereto or any of its Subsidiaries); (ii) direct or indirect acquisition or purchase of equity securities or capital stock of such party or any of its Subsidiaries whose business constitutes fifteen percent (15%) or more of the consolidated net revenues, net income or assets of such party and its Subsidiaries, taken as a whole, by any Person or group of Persons (other than a party hereto or any of its Subsidiaries), following which such Person or group of Persons would hold fifteen percent (15%) or more of such class of equity securities; or (iii) merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares or Capital Stock, tender offer, share exchange, exchange offer, recapitalization, stock repurchase program or other similar transaction that if consummated would result in any Person or group of Persons (other than a party hereto or any of its Subsidiaries) beneficially owning fifteen percent (15%) or more of any class of equity securities of such party or any of its Subsidiaries whose business constitutes fifteen percent (15%) or more of the consolidated net revenues, net income or assets of such party and its Subsidiaries, taken as a whole.
“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.
“Anti-Corruption Law” means U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, and similar anti-bribery and anti-corruption laws applicable to the parties and their Subsidiaries.
“Average Parent ADS Price” means the VWAP for the ten (10) consecutive Trading Days ending on (and including) the Trading Day that is immediately preceding the day that is three (3) days prior to the Closing Date.

“Bridge Loan Facility Consideration Adjustment Amount” means the product of (i) the quotient of (A) the Closing Loan Balance as reflected in the Final Adjustment Statement divided by (B) $2,500,000 and (ii) $0.10, provided that, in no event shall the Bridge Loan Facility Consideration Adjustment Amount be greater than $0.80.
“Business Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking and savings and loan institutions are authorized or required by Law to be closed in New York City, United States, or Tel Aviv, Israel.
“Capital Stock” means any and all shares, interests, voting securities, participations, rights or other equivalents, however designated, and including common or preferred securities.
“Cash” means all cash of the Company on hand and in banks, as of the close of business on the applicable measurement date and determined in accordance with GAAP, using to the extent consistent therewith, the Accounting Policies. For the avoidance of doubt, Cash shall (i) be calculated net of issued but uncleared checks and drafts and shall include checks, ACH transactions and other wire transfers and drafts deposited or available for deposit for the account of the Company, and (ii) not include restricted cash or cash equivalents.
“Cash Burn” means, with respect to each fiscal quarter of the Company, the positive difference, if any, between (a) the Monthly Cash Balance as set forth in the Monthly Cash Report as of the last day of the month immediately preceding the first day of such fiscal quarter as finally agreed by the Company and Parent pursuant to Section 5.5(b) less (b) the Monthly Cash Balance as set forth in the Monthly Cash Report as of the last day of such fiscal quarter as finally agreed by the Company and Parent pursuant to Section 5.5(b); provided, however, that in calculating the Cash Burn for any fiscal quarter, (i) any cash received by the Company or any Company Subsidiary under the Bridge Loan Facility, (ii) any interest payments made by the Company in respect of the Company Convertible Notes, and (iii) any cash received by the Company or any Company Subsidiary as proceeds from the sale or divestiture of any assets, business units or Subsidiaries of the Company or any Company Subsidiary (other than sales of inventory in the ordinary course of business), shall in each case be excluded from the calculation.
“CFIUS” means the Committee on Foreign Investment in the United States and each member agency thereof, acting in such capacity.
“CFIUS Approval” means (a) written notification of CFIUS’s determination that the transactions contemplated by this Agreement do not constitute a “covered transaction” under the DPA, (b) written notification that CFIUS has completed its review or investigation of the transactions contemplated by this Agreement and determined that there are no unresolved national security concerns with respect to the transactions contemplated by this Agreement and all action under the DPA has been concluded, or (c) CFIUS has reported the transactions contemplated by this Agreement to the President of the United States and either (i) the President of the United States has made a decision not to suspend or prohibit such transactions, or (ii) the President of the United States has not taken any action within 15 days from the date he received the report from CFIUS.
“CFIUS Notice” means a joint notice and all accompanying materials with respect to the transactions contemplated by this Agreement prepared by the parties and submitted to CFIUS in accordance with the requirements of the DPA.
“Closing Loan Balance” means the aggregate principal amount outstanding under the Bridge Loan Facility together with accrued and unpaid interest thereunder as of the Closing.
“Closing Company Transaction Expenses” means all unpaid Company Transaction Expenses as of the Closing.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company Business Data” means any and all business information and data (whether of employees, contractors, consultants, customers, consumers, vendors, suppliers, service providers or other persons and whether in electronic or any other form or medium) Processed by the Company IT Systems or otherwise in the course of the conduct of the business of each of the Company and its Subsidiaries.

“Company Convertible Notes” means the 6.0% Convertible Senior Notes due 2027 issued by the Company pursuant to the Company Indenture.
“Company Data Protection Requirements” means all applicable (i) Data Protection Laws; (ii) Company Privacy Policies; and (iii) the terms of any agreements to which each of the Company and its Subsidiaries is bound relating to the Processing of Personal Data.
“Company Equity Awards” means collectively, the Company Stock Options, Company RSU Awards and Company PSU Awards.
“Company Incentive Award Plan” means each of the Desktop Metal, Inc. 2020 Incentive Award Plan, as amended, the Make Composites, Inc. 2018 Equity Incentive Plan, as amended, and the Desktop Metal, Inc. 2015 Stock Incentive Plan, as amended.
“Company Indenture” means that certain Indenture between the Company and U.S. Bank Trust Company, National Association, and dated as of May 13, 2022.
“Company Intellectual Property Rights” means any Intellectual Property Rights that are owned, used or practiced, or held for use or practice, by the Company or the Company Subsidiaries, including any Intellectual Property Rights incorporated into, embodied in or otherwise used or practiced, or held for use or practice, in connection with (or planned by the Company or any Company Subsidiary to be incorporated into or otherwise used or practiced, or held for use or practice, in connection with) the Company Offerings.
“Company Licensed IP” means all Company Intellectual Property Rights that are not Owned Company IP.
“Company Material Adverse Effect” means any effect, change, event, circumstance, condition, occurrence or development that, either individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, properties, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that a Company Material Adverse Effect shall not be deemed to include the impact of (i) changes, after the date hereof, in GAAP or applicable regulatory accounting requirements; (ii) changes, after the date hereof, in applicable Laws, or interpretations thereof by courts or Governmental Entities; (iii) changes, after the date hereof, in global, national or regional political conditions (including the outbreak of war or acts of terrorism, or the escalation of any conflict) or in economic, market (including equity, credit and debt markets, as well as changes in interest rates) or other general industry-wide conditions affecting the industries in which the Company and its Subsidiaries operate; (iv) the announcement or the existence of, compliance with, pendency of or performance under, this Agreement or the transactions contemplated hereby or the identity of the parties to this Agreement or any of their Affiliates (provided that the exception in this clause (iv) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution of or performance under this Agreement or the consummation of the transactions contemplated hereby and shall not apply to any covenant to use commercially reasonable efforts to operate in the ordinary course); (v) a decline in the trading price of the Company’s Capital Stock, but not including any underlying causes thereof to the extent not otherwise excluded pursuant to subclauses (i) through (ix); (vi) any natural disaster, earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other similar event; (vii) any epidemic, disease outbreak or pandemic (including COVID-19 (and, for the avoidance of doubt, any loss of customers, suppliers, orders, Contracts or other business relationships resulting from, or in connection with, COVID-19 or any COVID-19 Measures)), public health emergency or widespread occurrence of infectious disease or other acts of God; (viii) any action taken by the Company or any of its Subsidiaries at the written request of Parent; and (ix) actions or claims made or brought by any of the current or former shareholders or stockholders of the Company (or on their behalf or on behalf of the Company) against the Company or any of its directors, officers or employees arising out of this Agreement or the transactions contemplated hereby; except, with respect to subclause (i) to (iii), (vi) and (vii) to the extent that such effect, change, event, circumstance, condition, occurrence or development disproportionately affects the business, properties, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which the Company and its Subsidiaries operate.

“Company Offerings” means any material products or services marketed, offered, licensed, provided, sold, distributed or otherwise made available by or on behalf of the Company or any of the Company Subsidiaries, and any products or services currently being developed (or already developed) by or for the Company or any of the Company Subsidiaries.
“Company Privacy Policies” means all published and posted agreements and policies relating to each of the Company and its Subsidiaries’ Processing of Personal Data.
“Company PSU Award” means each award of performance-based restricted stock units with respect to shares of Company Common Stock granted under a Company Incentive Award Plan which is outstanding immediately prior to the Effective Time.
“Company RSU Award” means each award of restricted stock units, other than Company PSU Awards, with respect to shares of Company Common Stock granted under a Company Incentive Award Plan which is outstanding immediately prior to the Effective Time.
“Company Subsidiary” means each Subsidiary of the Company.
“Company Stock Option” means each option to purchase shares of Company Common Stock granted under a Company Incentive Award Plan which is outstanding immediately prior to the Effective Time.
“Company Transaction Expenses” means, without duplication, (a) the aggregate amount of fees, costs and expenses incurred or payable by the Company or any Company Subsidiary at any time in connection with the transactions contemplated by this Agreement, including, (i) all brokers’ or finders’ fees, (b) deferred financing fees, (c) fees and expenses of legal counsel, advisors, investment bankers, accountants, auditors, experts and other representatives and consultants, (including investment banker fees) incurred by or on behalf of, or to be paid by, any of the Company or any Company Subsidiary in connection with this Agreement or the consummation of the transactions contemplated by this Agreement, (ii) any sale, retention, change of control, transaction or similar payment, or single-trigger severance or other termination-related payment owed to any current or former director, officer, employee or individual service provider as a result of or in connection with executing this Agreement or the consummation of the transactions contemplated by this Agreement (including, the employer portion of any payroll, employment or similar Taxes related thereto) but, for the avoidance of doubt, excluding any severance or other amounts payable to any such current or former director, officer, employee or individual service provider as the result of a termination of employment or engagement triggered by any of Parent, any Parent Subsidiary, the Company or any Company Subsidiary on or after the Closing to the extent such termination of employment or engagement was not triggered prior to the Closing, other than at the express written request of Parent, (iii) cost of preparing and filing the Proxy Statement and holding the Company Stockholder Meeting, (iv) all transfer taxes applicable to, arising out of or imposed upon the transactions contemplated hereunder, (v) fifty percent (50%) of any and all filing fees due in connection with the filings required by or under the HSR Act, the DPA and any other antitrust, competition, investment, trade regulation or similar Law, and (vi) the full cost of acquiring the six (6)-year prepaid “tail” policy under Section 6.9(d); provided, however, that the fees, costs and expenses incurred or payable by the Company or any Company Subsidiary with respect to any Parent Shareholder Litigation (and with respect to which the Company complies with the applicable provisions of Section 6.10) shall be excluded from the definition of Company Transaction Expenses.
“Company Transaction Expenses Consideration Adjustment Amount” means the product of (i) the quotient of (A) the Closing Company Transaction Expenses as reflected in the Final Adjustment Statement divided by (B) $2,500,000 and (ii) $0.10, provided that, in no event shall the Company Transaction Expenses Consideration Adjustment Amount be greater than $0.60.
“control”, “controlled” and “controlling” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.
“Conversion Rate” has the meaning ascribed to such term in the Company Indenture as in effect on the date hereof.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, ‘shelter in place’, ‘stay at home’, social distancing, or similar requirements of any Governmental Entity, in connection with or in response to COVID-19 and any mutations or variations thereof.
“Data Protection Laws” means any applicable Laws relating to the Processing of data, data privacy, data security, data breach notification, and the cross-border transfer of Personal Data.
“DPA” means Section 721 of the Defense Production Act of 1950, as amended, and all implementing regulations issued and effective thereunder.
“Environmental Claim” means any administrative, regulatory or judicial actions, suits, orders, demands, directives, claims, liens, investigations, proceedings or written or oral notices of noncompliance, violation, liability or obligation, by or from any Person alleging liability of whatever kind or nature arising out of, based on or resulting from (a) the presence or Release of, or exposure to, any Hazardous Materials at any location; or (b) any Environmental Law or any Permit issued pursuant to Environmental Law.
“Environmental Laws” means any and all international, federal, state, local or foreign Laws, statutes, ordinances, regulations, treaties, policies, guidance, rules, judgments, orders, writs, court decisions or rule of common law, stipulations, injunctions, consent decrees, permits, restrictions and licenses, which (a) regulate or relate to the protection or clean up of the environment; the use, treatment, storage, transportation, handling, disposal or Release of Hazardous Materials, the preservation or protection of soils, subsoils, waterways, groundwater, drinking water, air, wildlife, plants or other natural resources; or the health and safety of persons or property, including without limitation protection of the occupational health and safety of employees; or (b) impose liability or responsibility with respect to any of the foregoing, in effect at any time.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means, with respect to any Person, any entity (whether or not incorporated) other than such Person that, together with such Person, is required to be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code and/or Section 4001(b)(1) of ERISA.
“Exchange Ratio” means the quotient obtained by dividing (a) the Per Share Merger Consideration by (b) the Average Parent ADS Price.
“Final Measurement Date” means three (3) Business Days prior to the Closing Date.
“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, a government and any executive official thereof.
“Hazardous Materials” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Laws, including without limitation, any quantity of asbestos in any form, urea formaldehyde, polychlorinated biphenyls, per- and polyfluoroalkyl substances, toxic mold, radon gas, crude oil or any fraction thereof, all forms of natural gas, petroleum products or by-products or derivatives.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“Indebtedness” means, with respect to any Person, without duplication, (i) all obligations, including any applicable penalties (including with respect to any prepayment thereof), interest and premiums, of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person (excluding equipment deposits or advances); (ii) all obligations of such Person evidenced by bonds, debentures, indentures, notes or similar instruments; (iii) all capitalized lease obligations of such Person or obligations of such Person to pay the deferred and unpaid purchase price of property and equipment; (iv) all obligations of such Person for the deferred purchase price of property (other than trade payables or accruals in the ordinary course of business consistent with past practice), including, for the avoidance of doubt, any earnouts, holdbacks or post-closing adjustment payments, whether contingent or otherwise; (v) all obligations of such Person pursuant to securitization or factoring programs or arrangements; (vi) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person; (vii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the obligations or property of others; (viii) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination); or (ix) letters of credit, bank guarantees, and other similar contractual obligations entered into by or on behalf of such Person.
“Intellectual Property Right” means intellectual property rights of any kind or nature recognized in any applicable jurisdiction worldwide, including all U.S. and foreign (i) patents and pending patent applications, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof (“Patents”); (ii) trademarks, trademark applications, registered trademarks, service marks, service mark applications, registered service marks, trade dress, logos, trade names and corporate names and the goodwill associated therewith (“Marks”); (iii) copyrights; mask works, works of authorship and moral rights and any registrations, applications, renewals, extensions and reversions of any of the foregoing; (iv) all rights in Software and Technology; (v) trade secrets and all other confidential information, know-how, inventions, proprietary processes, formulae, models, and methodologies; (vi) registrations and applications for registration for the foregoing; and (vii) URL and domain name registrations.
“International Trade Law” means (a) all applicable trade, export control, import, and anti-boycott laws and regulations imposed, administered, or enforced by the U.S. government, including, but not limited to, the U.S. Export Administration Act, the U.S. Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. Arms Export Control Act (22 U.S.C. § 1778), the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701-1706), the Israeli Trading with the Enemy Act, the U.S. customs laws and regulations and the Foreign Trade Regulations (15 C.F.R. Part 30), (b) the Israeli Penal Law, the Israeli Control of Products and Services Declaration (Engagement of Encryption), 1974, as amended; the Israeli Defense Export Control Law, 2007; the Israeli Order of Import and Export (Supervision of Export of Dual Use Goods, Services and Technologies), 2006; the Law on the Struggle Against Iran’s Nuclear Program, 5772-2012 the Prevention of Distribution and Financing of Weapons of Mass Destruction Law, 5778-2018 and any additional economic sanctions programs which may be administered by the Israeli Department of Treasury and Ministry of Defense and any regulations or orders issued thereunder, and (c) other applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other country, except to the extent inconsistent with U.S. law.
“Intervening Event” means any material event or development, or material changes in circumstances first occurring, arising or coming to the attention of the Company Board after the date of this Agreement to the extent that such event, development or change in circumstances (i) was not known by the Company Board and was not reasonably foreseeable by the Company Board as of or prior to the date of this Agreement; and (ii) does not relate to an Acquisition Proposal or a Superior Proposal or any inquiry or communications relating thereto.
“IRS” means the United States Internal Revenue Service.
“Israeli Companies Law” means the Israeli Companies Law, 5759-1999, as amended from time to time, including the regulations promulgated thereunder, or any other law that may come in its stead, including all amendments made thereto.
“ITA” means the Israeli Tax Authority.
“Knowledge” of any Person that is not an individual means, with respect to any matter in question, the actual knowledge of any executive officer of such Person, after making due inquiry.
“Maximum ADS Amount” means such number of Parent ADSs representing that number of Parent Ordinary Shares equal to (a) no more than 19.9% of the number of Parent Ordinary Shares outstanding or 19.9% of the voting power of Parent Ordinary Shares outstanding, in each case, immediately prior to the

Effective Time minus (b) such number Parent Ordinary Shares reserved for settlement of, or other issuance pursuant to the terms of, the Replacement RSU Awards.
“Merger Consideration” means the aggregate Per Share Merger Consideration payable hereunder with respect to all shares of Company Common Stock and Company Stock Options, on the terms and subject to the conditions of this Agreement.
“Nasdaq” means the Nasdaq Stock Market LLC.
“Net Share” means, with respect to a Company Stock Option, the quotient obtained by dividing (a) the product of (i) the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such Company Stock Option, multiplied by (ii) the number of shares of Company Common Stock subject to the vested portion of such Company Stock Option immediately prior to the Effective Time, by (b) the Per Share Merger Consideration.
“Open Source Software” means any software that contains or is derived in any manner (in whole or in part) from any software, code or libraries that are distributed as free software or as open source software or under any licensing or distribution models similar to open source, including but not limited to any software licensed under or subject to terms that require Source Code to be provided or made available to subsequent licensees or sublicensees (regardless of whether the license restricts Source Code from being distributed in modified form) or which may impose any other obligation or restriction with respect to a Person’s Intellectual Property Rights, including, without limitation, any software licensed under or subject to the Artistic License, the Mozilla Public License, the GNU Affero GPL, the GNU GPL, the GNU LGPL, any other license that is defined as an “Open Source License” by the Open Source Initiative, and any similar license or distribution model.
“Ordinance” means the Israeli Income Tax Ordinance New Version, 5721-1961, as amended, and the rules and regulations promulgated thereunder.
“Owned Company IP” means all Registered Company Intellectual Property Rights and all other Company Intellectual Property Rights owned or purported to be owned by, or subject to an obligation to be assigned to, the Company or any Company Subsidiary.
“Parent ADS” means an American depositary share of Parent representing a beneficial interest in one (1) Parent Ordinary Share.
“Parent Material Adverse Effect” means any effect, change, event, circumstance, condition, occurrence or development that, either individually or in the aggregate, has or would reasonably be expected to materially impair or prevent the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.
“Parent Ordinary Share” means an ordinary share of Parent, par value NIS 5.00 per share.
“Parent Subsidiary” means each Subsidiary of Parent.
“Permitted Liens” means (i) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established in the latest financial statements of Parent included in the Parent SEC Documents or the Company included in the Company SEC Documents, as the case may be; (ii) statutory Liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens arising by operation of Law; (iii) Liens affecting the interest of the grantor of any easements benefiting owned real property and Liens of record attaching to real property, fixtures or leasehold improvements, which do not materially impair the use of the real property in the operation of the business thereon; (iv) Liens for Indebtedness existing as of the date hereof (which indebtedness is described in the Parent SEC Documents or the Company SEC Documents, as the case may be), including Liens required from time to time pursuant to the terms of the documents governing such Indebtedness; (v) Liens that, individually or in the aggregate, do not or would not reasonably be expected to materially interfere with the ability of a party and its Subsidiaries to conduct their business as presently conducted; (vi) Liens securing the Bridge Loan Facility; and (vii) with respect to any Intellectual Property Right, any outbound non-exclusive license.

“Per Share Merger Consideration” means $5.50 less (i) the Bridge Loan Facility Consideration Adjustment Amount, if any, (ii) the Company Transaction Expenses Consideration Adjustment Amount, if any, and (iii) to the extent any of the participants in the Desktop Metal, Inc. Severance Plan set forth on Section 1.6(a)(ii) of the Company Disclosure Schedule have not signed a Severance Letter Agreement (in substantially the same form as the Severance Letter Agreements executed by each other participant as of the date hereof) as of the date the Final Adjustment Statement is delivered by the Company to Parent in accordance with Section 1.5(c), $0.0325, in each of the foregoing cases (i), (ii) and (iii), subject further to any Tax withholding.
“Person” means any natural person, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity or group (as defined in the Exchange Act).
“Personal Data” means (a) information related to an identified or identifiable individual and (b) any other, similar information or data, each to the extent defined as “personal data,” “personal information,” “personally identifiable information” or similar terms by Data Protection Laws.
“Process” (and the corollary terms “Processed” and “Processing”) shall mean, with respect to data, the collection, use, storage, transfer, disclosure, disposal, or other processing of such data.
“Registered Company Intellectual Property Rights” means (i) all issued Patents, pending Patent applications, Mark registrations, applications for Mark registrations, copyright registrations, applications for copyright registrations, industrial design registrations, applications for industrial design registrations and Domain Name registrations owned or purported to be owned, by the Company or any Company Subsidiary, and (ii) any other applications, registrations, recordings and filings filed by or on behalf of the Company or any Company Subsidiary (or otherwise authorized by or in the name of the Company or any Company Subsidiary) with respect to any Intellectual Property Rights of the Company.
“Release” means any actual or threatened release, spill, emission, leaking, dumping, injection, pumping, pouring, abandonment, discarding, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.
“Representatives” means any directors, officers, employees, investment bankers, accountants, attorneys and other advisors, agents, debt financing sources and other representatives of a Person.
“Sanctioned Country” means, at any time, a country or territory that is itself the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic).
“Sanctioned Person” means (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, any Member State of the European Union, or the United Kingdom; (b) any Person operating, organized, or resident in a Sanctioned Country; (c) the government of a Sanctioned Country or the Government of Venezuela; or (d) any Person 50% or more owned or controlled by any such Person or Persons or acting for or on behalf of such Person or Persons.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or the United Kingdom.
“Severance Letter Agreement” means each of the letter agreements executed as of the date hereof, by and between the Company and certain employees of the Company, which letter agreements modify certain provisions of the Desktop Metal, Inc. Severance Plan with respect to such employees.
“Software” means all (i) computer programs and other software, including software implementations of algorithms, models, and methodologies, whether in Source Code, object code or other form, including libraries, subroutines and other components thereof; (ii) computerized databases and other computerized compilations and collections of data or information, including all data and information included in such databases, compilations or collections; (iii) screens, user interfaces, command structures, report formats, templates, menus, buttons and icons; (iv) descriptions, flow-charts, architectures, development tools, and other materials used to design, plan, organize and develop any of the foregoing; and (v) all documentation, including development, diagnostic, support, user and training documentation related to any of the foregoing.
“Source Code” means computer software in a form which a program’s design, logic, structuring and processing methods may be read by a trained human being, including without limitation, all source code, scripts, data definition, flow charts, file layouts, program narratives and program listings.
“SOX” means the Sarbanes-Oxley Act of 2002, as amended.
“Subsidiary” means with respect to any Person, an entity of which such Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities or other interests in such entity that is sufficient to enable such Person to elect a majority of such entity’s board of directors or other governing body, or otherwise to control the management of such entity; or (b) a majority of the outstanding equity or financial interests of such entity.
“Superior Proposal” means, with respect to a party hereto, any bona fide written Acquisition Proposal (with references in the definition thereof to fifteen percent (15%) being deemed to be replaced with references to fifty percent (50%)) with respect to such party on terms which the board of directors of such party determines in good faith (after consultation with such party’s financial advisors and outside legal counsel, and after taking into account all legal, regulatory, financial and other aspects of such Acquisition Proposal and the identity of the Person making such Acquisition Proposal), to be (x) more favorable from a financial point of view to such party’s shareholders or stockholders, as applicable, than the Merger and (y) reasonably likely to be irrevocably consummated (if accepted) on a timely basis in accordance with its terms and taking into account all relevant financial, legal and regulatory aspects of such Acquisition Proposal (including the identity of the Person making such Acquisition Proposal).
“Tax” or “Taxes” means all federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, unemployment, payroll, premium, withholding, alternative or added minimum, ad valorem, transfer or excise taxes, customs, tariffs, imposts, levies, duties, Israeli value added tax, fees or other like assessments or charges imposed by a Governmental Entity, together with all interest, penalties and additions imposed by such Governmental Entity with respect to such amounts.
“Tax Residency Certificate” means a certificate issued by the applicable Tax Governmental Authority in which the holder of such certificate resides confirming that such certificate holder is considered a tax resident of such state, which is valid in the tax year during which the Exchange Agent pays the Merger Consideration to such holder.
“Tax Return” means all Tax returns, declarations, statements, reports, schedules, forms and information returns, and any amended Tax return, in each case, relating to Taxes and which is filed or required to be filed by a Governmental Entity.
“Technology” means all Software, content, websites, technical data, subroutines, tools, materials, invention disclosures, improvements, apparatus, creations, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, analyses, documentation, user manuals and other writings, and other tangible embodiments of the foregoing, in any form whether or not specifically listed herein.
“Termination Expenses” means reasonable, documented out-of-pocket fees and expenses, not to exceed $6,000,000 in the aggregate, incurred or paid by or on behalf of Parent and its Subsidiaries in connection with the transactions contemplated by this Agreement, or related to the authorization, preparation, negotiation, execution and performance of this Agreement, in each case including documented fees and expenses of law firms, commercial banks, investment banking firms, financing sources, accountants, experts and consultants to Parent and its Subsidiaries.
“Trading Days” means a day on which Parent ADSs are traded on Nasdaq.

“Transaction Proposals” means (i) adoption and approval of this Agreement and the Merger in accordance with applicable Law and NYSE rules and regulations, (ii) adoption and approval of any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the Proxy Statement or correspondence related thereto, (iii) adoption and approval of any other proposals as reasonably agreed by Parent and the Company to be necessary or appropriate in connection with the transactions contemplated by this Agreement and (iv) adjournment of the Company Stockholders’ Meeting as permitted under Section 6.13.
“Valid Tax Certificate” means, in respect of a Payor, a valid certificate or ruling issued by the ITA in form and substance reasonably acceptable to the Surviving Corporation, Parent and the Exchange Agent, and reasonably satisfactory to Payor: (a) exempting such Payor from the duty to withhold Israeli Taxes with respect to the applicable payment, (b) determining the applicable rate of Israeli Taxes to be withheld from the applicable payment (c) providing any other instructions regarding the payment or withholding with respect to the applicable payment, or (d) a Tax Residency Certificate.
“VWAP” means the volume weighted average price of Parent ADSs, as reported by Bloomberg or, in the event Bloomberg does not report such information, such third party service as is mutually agreed upon in good faith by the parties.
“Willful Breach” or “Willfully Breached” means a material breach of this Agreement as a result of a deliberate action taken or deliberate failure to act that the breaching party intentionally takes (or fails to take) and actually knows would, or would reasonably be expected to, be or cause a breach of this Agreement.
Section 9.3.   Interpretation.   Where specific language is used to clarify by example a general statement contained herein (such as by using the word “including”), such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The words “include” and “including,” and other words of similar import when used herein shall not be deemed to be terms of limitation but rather shall be deemed to be followed in each case by the words “without limitation.” The word “if” and other words of similar import when used herein shall be deemed in each case to be followed by the phrase “and only if”. The words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular Article, Section or other subdivision of this Agreement. Any reference herein to “dollars” or “$” shall mean United States dollars. The words “as of the date of this Agreement” and words of similar import shall be deemed in each case to refer to the date of this Agreement as set forth in the Preamble hereto. The term “or” is not exclusive. The word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such word or phrase shall not mean simply “if”. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified and any reference herein to a Governmental Entity shall be deemed to include reference to any successor thereto. Any reference to a document being “provided” or “made available” to a party or its advisers, shall mean that such document had been included at least one Business Day prior to the date of this Agreement in the virtual data room established by the applicable party, and to which access to the other party and its advisers had been granted at least three Business Days prior to the date of this Agreement, or in the Company SEC Documents or the Parent SEC Documents filed publicly at least three Business Days prior to the date of this Agreement, as applicable.
Section 9.4.   Nonsurvival of Representations and Warranties.   None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements or other provisions, shall survive the Closing, and all such representations, warranties, covenants, obligations or other agreements, including all such rights, shall terminate and expire upon the occurrence of the Effective Time (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring after the Closing and (b) this Article IX.
Section 9.5.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person or sent by email (without receiving a failure of delivery message in return) or, to the extent not delivered on a Business Day during business hours, on the next Business Day, (ii) on the fifth Business Day after dispatch by registered or certified mail, or (iii) on the next Business Day if transmitted by national overnight courier, in each case as follows (or at such other address for a party as shall be specified by like notice):
(a)
if to the Company, to:

Desktop Metal, Inc.
63 3rd Avenue
Burlington, Massachusetts 01803
Email: meg.broderick@desktopmetal.com
Attention: Meg Broderick
with copies, not constituting notice, to:
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, Texas 77002
E-mail: ryan.maierson@lw.com and daniel.hoffman@lw.com
Attention: Ryan Maierson and Daniel Hoffman
and
Shibolet & Co.
4 Yitzhak Sadeh St.
Tel Aviv 6777504
Israel
E-mail: l.aviram@shibolet.com and maya@shibolet.com
Attention: Lior Aviram and Maya Koubi Bara-nes
(b)
if to Parent or Merger Sub, to:

Nano Dimension Ltd.
2 Ilan Ramon
Ness Ziona
7403635
Israel
Email: zivi.nedivi@nano-di.com
Attention: Zivi Nedivi
with copies, not constituting notice, to:
Sullivan & Worcester Tel-Aviv (Har-Even & Co.)
HaArba’a Towers — 28 HaArba’a St.
North Tower, 35th floor
Tel-Aviv, Israel 6473925
Email: ohareven@sullivanlaw.com and tchagal@sullivanlaw.co.il
Attention: Oded Har-Even and Tamir Chagal
and
Greenberg Traurig LLP
401 East Las Olas Boulevard
Suite 2000
Ft. Lauderdale, Florida
Email: marchb@gtlaw.com and perezf@gtlaw.com
Attention: Bruce March and Flora Perez

Section 9.6.   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 9.6 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
Section 9.7.   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .pdf format, including using generally recognized e- signature technology (e.g., DocuSign or Adobe Sign) shall be sufficient to bind the parties to the terms and conditions of this Agreement.
Section 9.8.   Entire Agreement; No Third-Party Beneficiaries.   This Agreement, taken together with the Company Disclosure Schedule and the Parent Disclosure Schedule, the voting agreements contemplated hereby, the exhibits hereto and the Confidentiality Agreement, (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the Merger and the other transactions contemplated by this Agreement; and (b) except for Section 6.9 and for the right of the equityholders of the Company to receive the consideration specified in Section 1.5 and Section 1.6 on the terms and subject to the conditions of this Agreement, is not intended to confer upon any Person other than the parties any rights or remedies.
Section 9.9.   Governing Law.   This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may directly or indirectly result from, arise out of, be in connection with or relating to this Agreement or the other agreements delivered in connection herewith, or the execution or performance of this Agreement or such other agreements, or the transactions contemplated by this Agreement (the “Relevant Matters”) shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to conflicts of laws principles that would result in the application of the Law of any other state; provided however, that any determination to be made with respect to corporate matters of Parent shall be determined in accordance with the Laws of the State of Israel.
Section 9.10.   Forum.   Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Relevant Matter or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding, except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts; and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each party to this Agreement irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 9.10 in the manner provided for notices in Section 9.5. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Law.
Section 9.11.   Specific Performance.   The parties acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, prior to the termination of this Agreement pursuant to Section 8.1, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement as provided for herein, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.
Section 9.12.   Waiver of Jury Trial.   EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
Section 9.13.   Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties; provided, however, that Merger Sub may assign its rights and obligations hereunder to any direct, wholly owned Affiliate of Parent without the prior written consent of the Company. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
Section 9.14.   Headings.   The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
[Signature page next]

IN WITNESS WHEREOF, the parties hereunder have duly executed this Agreement as of the date first written above.
Desktop Metal, Inc.
By:
/s/ Ric Fulop

Name: Ric Fulop
Title:   Chief Executive Officer
Nano Dimension LTD.
By:
/s/ Yoav Stern

Name: Yoav Stern
Title:   Chief Executive Officer
Nano US I, Inc.
By:
/s/ Tomer Pinchas

Name: Tomer Pinchas
Title:   Director

ANNEX B: OPINION OF STIFEL, NICOLAUS & COMPANY, INCORPORATED

Annex B
July 2, 2024
Board of Directors
Desktop Metal, Inc.
63 3rd Avenue
Burlington, MA 01803
Members of the Board:
Stifel, Nicolaus & Company, Incorporated (“Stifel” or “we”) has been advised that Desktop Metal, Inc., a Delaware corporation (the “Company”), is considering entering into an Agreement and Plan of Merger (the “Merger Agreement”) with Nano Dimension Ltd., an Israeli company (“Parent”), and Nano US I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a direct wholly owned subsidiary of Parent, and each issued and outstanding share (excluding any Dissenting Shares and any Company Common Stock (as defined below) that is held in the Company’s treasury or held directly by a Company Subsidiary, Parent or Merger Sub) (collectively, the “Shares”) of Class A common stock, US$0.0001 par value per share, of the Company (the “Company Common Stock”) will be converted into the right to receive in cash $5.50, subject to reduction pursuant to the Merger Agreement for any Bridge Loan Facility Consideration Adjustment Amount, any Company Transaction Expenses Consideration Adjustment Amount, and any failure of certain participants in a severance plan to sign a Severance Letter Agreement (as so adjusted, the “Consideration”), without interest, subject to adjustment and on terms and conditions more fully set forth in the Merger Agreement (the “Merger”). Terms used herein without definition are as defined in the Merger Agreement.
The Board of Directors of the Company (the “Board”) has requested Stifel’s opinion, as investment bankers, as to the fairness, from a financial point of view, to the holders of Shares of the Consideration to be received by such holders in the Merger pursuant to the Merger Agreement (the “Opinion”).
In rendering our Opinion, we have, among other things:
(i)
discussed the Merger and related matters with the Company and Company’s counsel and reviewed a draft dated July 1, 2024 of the Merger Agreement;

(ii)
reviewed the audited consolidated financial statements of the Company contained in its Annual Report on Form 10-K for the three years ended December 31, 2023 and unaudited consolidated financial statements of the Company contained in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023;

(iii)
reviewed and discussed with the Company’s management certain other publicly available information concerning the Company and Parent;

(iv)
reviewed certain non-publicly available information concerning the Company, including internal financial analyses and forecasts prepared by and provided to us by the Company’s management (collectively, the “Company Projections”) and utilized per instruction of the Company, and held discussion with the Company’s senior management regarding recent developments;

(v)
reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that we considered relevant to our analysis;

(vi)
reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we deemed relevant to our analysis;

(vii)
participated in certain discussions and negotiations between representatives of the Company and Parent;

(viii)
reviewed the reported prices and trading activity of the Company Common Stock;

(ix)
conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our opinion; and

(x)
took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the Company’s industry generally.

In rendering our Opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel by or on behalf of the Company, or that was otherwise reviewed by Stifel, and have not assumed any responsibility for independently verifying any of such information. With respect to the financial forecasts and projections supplied to us or otherwise approved by the Company (including, without limitation, the Company Projections), we have assumed, at the direction of the Company, that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company and that they provided a reasonable basis upon which we could form our opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such forecasted or projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel has relied on this forecasted and projected information without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof. Stifel expresses no opinion as to any such forecasted or projected information or the assumptions on which they were made.
We have assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the last financial statements made available to us. The Company has informed us, and we have assumed, at the direction of the Company, that no amounts will be borrowed under the Bridge Loan Facility, that the Closing Company Transaction Expenses will be no more than $11 million, that no reductions will be made to the Per Share Merger Consideration for any failures of any person to deliver a Severance Letter Agreement (except as may be reflected in the amount of Closing Company Transaction Expenses as directed by the Company), that no other adjustments will be made to the Per Share Merger Consideration, and that accordingly the Consideration will be no less than $5.06, without further adjustment. We did not make or obtain any independent evaluation, appraisal or physical inspection of the Company’s assets or liabilities, the collateral securing any of such assets or liabilities, or the collectibility of any such assets, nor have we been furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy.
We have assumed, with your consent, that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger will be satisfied and not waived. In addition, we have assumed that the definitive Merger Agreement will not differ materially from the draft we reviewed. We have also assumed that the Merger will be consummated substantially on the terms and conditions described in the Merger Agreement and as further described to us by management of the Company, without any waiver of material terms or conditions by the Company or any other party and without any adjustment to the Consideration that would reduce the Consideration to less than $5.06, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Merger will not have an adverse effect on the Company or the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable foreign, federal and state statutes, rules and regulations. We have further assumed that the Company has relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, the Merger and the Merger Agreement.
Our Opinion is limited to whether the Consideration is fair to the holders of Shares, from a financial point of view, as of the date hereof, and does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any consequences of the Merger on the Company, its stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. Our Opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Board or the Company; (ii) the legal, tax or accounting consequences of the Merger on the Company or the holders of Company Common Stock; (iii) the fairness of the amount or nature of any compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the holders of the Company’s securities or otherwise; or (iv) the effect of the Merger on, or the fairness of the consideration to be received by, holders of any class of securities of the Company other than the Shares, or any class of securities of any other party to any transaction contemplated by the Merger Agreement. Furthermore, we are not expressing any opinion herein as to the prices, trading range or volume at which the Company’s securities will trade following public announcement or consummation of the Merger or at any other time.
Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us by or on behalf of the Company or its advisors, or information otherwise reviewed by Stifel, as of the date of this Opinion. It is understood that subsequent developments may affect the conclusion reached in this Opinion and that Stifel does not have any obligation to update, revise or reaffirm this Opinion. Our Opinion is for the information of, and directed to, the Board, in its capacity as such, for its information and assistance in connection with its consideration of the financial terms of the Merger. Our Opinion does not constitute a recommendation to the Board as to how the Board should vote on or otherwise act with respect to the Merger or any other matter or to any shareholder of the Company as to how any such shareholder should act with respect to the Merger or any other matter, including without limitation how to vote at any shareholders’ meeting at which the Merger is considered, or whether or not any shareholder of the Company should enter into a voting, shareholders’, or affiliates’ agreement with respect to the Merger, or exercise any dissenters’ or appraisal rights that may be available to such shareholder. In addition, the Opinion does not compare the relative merits of the Merger with any other alternative transactions or business strategies which may have been available to the Company and does not address the underlying business decision of the Board or the Company to proceed with or effect the Merger.
We are not legal, tax, regulatory or bankruptcy advisors. We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the various federal banking agencies, the Securities and Exchange Commission (the “SEC”), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board, or any changes in regulatory accounting principles that may be adopted by any or all of the federal banking agencies. Our Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company or any other person either before or after the Merger.
Stifel, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the completion of the Merger (the “Advisory Fee”). We have also acted as financial advisor to the Board and will receive a fee upon the delivery of this Opinion that is not contingent upon consummation of the Merger (the “Opinion Fee”), provided that such Opinion Fee is creditable against any Advisory Fee. We will not receive any significant payment or compensation contingent upon the successful consummation of the Merger other than the Advisory Fee. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. In 2023, Stifel acted as financial advisor to the Company in connection with its proposed merger with Stratasys Ltd. (the “Stratasys Transaction”), for which Stifel received compensation. Other than the Stratasys Transaction, there are no material relationships that existed during the two years prior to the date of this Opinion or that are mutually understood to be contemplated in which any compensation was received or is intended to be received as a result of the relationship between Stifel and any party to the Merger. Stifel may seek to provide investment banking services to the Company or Parent or their respective affiliates in the future, for which we would seek customary compensation. In the ordinary course of business, Stifel and our clients may transact in the equity securities of each of the Company and Parent and may at any time hold a long or short position in such securities.
Stifel’s Fairness Opinion Committee has approved the issuance of this Opinion. Our Opinion may not be published or otherwise used or referred to, nor shall any public reference to Stifel be made, without our prior written consent, except in accordance with the terms and conditions of Stifel’s engagement letter agreement with the Company.
Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration in the Merger pursuant to the Merger Agreement is fair to the holders of Shares, from a financial point of view.
Very truly yours,
/s/ Stifel, Nicolaus & Co., Inc.
STIFEL, NICOLAUS & COMPANY, INCORPORATED

ANNEX C: FORM OF VOTING AND SUPPORT AGREEMENT

ANNEX C
Execution Version
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement, dated as of July 2, 2024 (this “Agreement”), is by and between Nano Dimension Ltd., an Israeli company (“Nano”), and the undersigned stockholder (the “Stockholder”) of Desktop Metal, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein but not defined shall have the meanings specified in the Merger Agreement (as defined below).
WHEREAS, concurrently with the execution and delivery of this Agreement, Nano, the Company and Merger Sub are entering into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, on the terms and subject to the conditions set forth therein, at the Effective Time, Merger Sub will merge with and into the Company, with the Company as the surviving corporation in the Merger as a direct wholly owned subsidiary of Nano;
WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of, has the sole right to dispose of, and has the sole right to vote the number of shares of Company Common Stock set forth below the Stockholder’s signature on the signature page hereto (the “Shares”);
WHEREAS, receiving the Company Stockholder Approval is a condition to the consummation of the transactions contemplated by the Merger Agreement; and
WHEREAS, as an inducement to Nano to enter into the Merger Agreement and incur the obligations therein, Nano has required that the Stockholder enter into this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.   Agreement to Vote; Restrictions on Transfers.
(a)   Agreement to Vote the Shares.   The Stockholder hereby irrevocably and unconditionally agrees that from the date hereof until the Expiration Time (as defined below), at any meeting (whether annual or special and each adjourned or postponed meeting) of the Company’s stockholders, however called, or in any other circumstances upon which a vote, consent or other approval of stockholders is sought, the Stockholder will (i) appear at such meeting or otherwise cause all of the Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote or cause to be voted, including by proxy or by delivering a written consent, all of the Shares, (A) in favor of the approval and adoption of the Merger Agreement, (B) against any Acquisition Proposal, without regard to any recommendation to the stockholders of the Company by the Company Board concerning such Acquisition Proposal, and without regard to the terms of such Acquisition Proposal, or other proposal made in opposition to or that is otherwise in competition or inconsistent with the transactions contemplated by the Merger Agreement, (C) against any amendment to the Company Certificate of Incorporation or the bylaws of the Company that would reasonably be expected to prevent, impede or materially delay the consummation of the Merger, (D) in favor of any proposal to adjourn or postpone any such meeting of the Company’s stockholders to a later date if there are not sufficient votes to approve and adopt the Merger Agreement and (E) against any action, agreement, transaction or proposal that would reasonably be expected to result in a material breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement or that would reasonably be expected to prevent, impede or materially delay the consummation of the Merger.
(b)   Restrictions on Transfers.   The Stockholder hereby agrees that, during the term of this Agreement, the Stockholder shall not, directly or indirectly, sell, offer to sell, give, pledge, grant a security interest in, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of any Shares, or enter into any agreement, arrangement or understanding to take any of the foregoing actions (each, a “Transfer”) other than any Transfer of Shares (A) (i) to any Affiliate of the Stockholder, (ii) as a bona fide gift or gifts, (iii) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the family of the Stockholder or trusts for the benefit thereof, or (iv) by operation of law and (B) with respect to the Stockholder’s Company Equity Awards that vest or are exercised on or prior to the earlier of the receipt of the Company Stockholder Approval and the Expiration Time, to the Company in order to satisfy any required withholding taxes applicable upon such vesting or exercise of such Company Equity Awards; provided, that, prior to and as a condition to the effectiveness of any Transfer described in clause (A)(i), (A)(ii) or (A)(iii) above, such transferee executes a joinder to this Agreement, in a form reasonably acceptable to Nano, pursuant to which such transferee agrees to become a party to this Agreement and be subject to all of the restrictions and obligations applicable to the Stockholder and otherwise become a party for all purposes of this Agreement to the extent relating to such transferred Shares. Any Transfer in violation of this Section 1(b) shall be null and void. The Stockholder further agrees to authorize and request the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares and that this Agreement places limits on the voting and Transfer of the Shares.
(c)   Transfer of Voting Rights.   The Stockholder hereby agrees that, prior to the earlier of the receipt of the Company Stockholder Approval and the Expiration Time, the Stockholder shall not deposit any Shares in a voting trust, grant any proxy or power of attorney or enter into any voting agreement or similar agreement or arrangement with any Person to vote, grant a proxy or power of attorney or give instructions with respect to the voting of the Shares in contravention of the obligations of the Stockholder under this Agreement with respect to any of the Shares owned by the Stockholder.
(d)   Acquired Shares.   Any shares of Company Common Stock or other voting securities of the Company with respect to which beneficial ownership is acquired by the Stockholder, including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such securities or upon exercise or conversion of any securities of the Company, if any, after the execution hereof shall automatically become subject to the terms of this Agreement and shall become “Shares” for all purposes hereof.
Section 2.   Non-Solicit.   The Stockholder shall not, directly or indirectly, (i) initiate, solicit, knowingly encourage or knowingly facilitate inquiries or proposals with respect to any Acquisition Proposal, (ii) engage or participate in any negotiations with any Person concerning any Acquisition Proposal, (iii) provide any confidential or nonpublic information or data to, or have or participate in any discussions with, any Person relating to any Acquisition Proposal (except to disclose the existence of the provisions of this Section), or (iv) recommend or endorse an Acquisition Proposal or publicly disclose its intention to do so. For the avoidance of doubt, nothing contained herein shall prohibit the Stockholder, in his or her capacity as a   member of the Company Board, from taking any action in such capacity to the extent such action is permitted by the Merger Agreement.
Section 3.   Representations and Warranties of the Stockholder.
(a)   Representations and Warranties.   The Stockholder represents and warrants to Nano as follows:
(i)   Power and Authority; Consents.   The Stockholder has the requisite capacity and authority to enter into and perform the Stockholder’s obligations under this Agreement. No filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of the Stockholder for the execution, delivery and performance of this Agreement by the Stockholder or the consummation by the Stockholder of the transactions contemplated hereby.
(ii)   Due Authorization.   This Agreement has been duly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery of this Agreement by Nano, this Agreement constitutes the valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms (except in all cases as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies).
(iii)   Non-Contravention.   The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of the Stockholder’s obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default or breach under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Stockholder is a party or by which the Stockholder or the Stockholder’s property or assets is bound, or any statute, rule or regulation to which the Stockholder or the Stockholder’s property or assets is subject. The Stockholder has not appointed or granted a proxy or power of attorney to any Person with respect to any Shares that remains in effect. Except for this Agreement, the Stockholder is not a party to any voting agreement, voting trust or any other contract with respect to the voting, transfer or ownership of any Shares.
(iv)   Ownership of Shares.   Except for restrictions in favor of Nano pursuant to this Agreement and transfer restrictions of general applicability as may be provided under applicable securities Laws, the Stockholder owns, beneficially and of record, all of the Shares free and clear of any proxy, voting restriction, adverse claim, or other Liens, and has sole voting power and sole power of disposition with respect to the Shares with no restrictions on the Stockholder’s rights of voting or disposition pertaining thereto, and no Person other than the Stockholder has any right to direct or approve the voting or disposition of any of the Shares. Stockholder does not own any options, equity awards, warrants, or equity interests or shares of the Company other than the Shares. As of the date hereof, the number of the Shares is set forth below the Stockholder’s signature on the signature page hereto.
(v)   Legal Actions.   There is no action, suit, investigation, complaint or other proceeding pending against the Stockholder or, to the knowledge of the Stockholder, any other Person or, to the knowledge of the Stockholder, threatened against the Stockholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Nano of its rights under this Agreement or the performance by the Stockholder of its obligations under this Agreement.
(vi)   The Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Stockholder may have with respect to the Shares.
(vii)   The Shareholder hereby authorizes Nano to maintain a copy of this Agreement at either the executive office or the registered office of Nano.
(viii)   Reliance.   The Stockholder understands and acknowledges that Nano is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations, warranties and undertakings of the Stockholder contained herein.
Section 4.   Termination.   This Agreement will terminate upon the earlier of (a) the Effective Time, (b) the date of termination of the Merger Agreement in accordance with its terms and (c) the written agreement of the Stockholder and Nano (the “Expiration Time”); provided that this Section 4 and Section 5 shall survive the Expiration Time indefinitely. Upon the termination or expiration of this Agreement, all obligations of the parties under this Agreement will terminate without any liability or other obligation on the part of any party to this Agreement to any Person with respect to this Agreement or the transactions contemplated by this Agreement, and no party to this Agreement shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter of this Agreement; provided, however, that no such termination or expiration shall relieve any party hereto from any liability for any intentional breach of this Agreement or fraud occurring prior to such termination.
Section 5.   Miscellaneous.
(a)   Expenses.   All expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.
(b)   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person or sent by email (without receiving a failure of delivery message in return) or, to the extent not delivered on a Business Day during business hours, on the next Business Day, (ii) on the fifth Business Day after dispatch by registered or certified mail, or (iii) on the next Business Day if transmitted by national overnight courier, in each case as follows (or at such other address for a party as shall be specified by like notice):

(i)   If to Nano, to:
Nano Dimension Ltd.
2 Ilan Ramon
Ness Ziona
7403635
Israel
Email: zivi.nedivi@nano-di.com
Attention: Zivi Nedivi
with copies (which shall not constitute notice) to:
Sullivan & Worcester Tel-Aviv (Har-Even & Co.)
HaArba’a Towers — 28 HaArba’a St.
North Tower, 35th floor
Tel-Aviv, Israel 6473925
Email: ohareven@sullivanlaw.com
Attention: Oded Har-Even
and
Greenberg Traurig LLP
401 East Las Olas Boulevard
Suite 2000
Ft. Lauderdale, Florida
Email: marchb@gtlaw.com and perezf@gtlaw.com
Attention: Bruce March and Flora Perez
(ii)   If to the Stockholder, to:
 [Name]
 [Address]
 Email: [Email]
(c)   Amendments, Waivers, Etc.   This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by each of the parties hereto.
(d)   Successors and Assigns.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
(e)   Third Party Beneficiaries.   This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.
(f)    No Partnership, Agency, or Joint Venture.   This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.
(g)   Entire Agreement.   This Agreement constitutes the entire agreement among the parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.
(h)   Severability.   Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.
(i)   Specific Performance; Remedies Cumulative.   The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed by the Stockholder in accordance with the terms hereof and, accordingly, that Nano shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which Nano may be entitled at law or in equity, including without limitations, (a) the Stockholder’s obligations to vote Stockholder’s Shares as provided in this Agreement, without proof of damages, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and Stockholder acknowledges that without these rights, Nano would not have entered into this Agreement. The Stockholder hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief. Stockholder agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that Nano has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity.
(j)   No Waiver.   The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
(k)   Governing Law.   This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware, without regard to any applicable conflicts of law principles.
(l)   Submission to Jurisdiction.   Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding, except in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Court of Chancery of the State of Delaware, or, if (and only if) such court finds it lacks jurisdiction, the Federal court of the United States of America sitting in Delaware, and any appellate court from any thereof; (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts; and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Each party to this Agreement irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 5(l) in the manner provided for notices in Section 5(b). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Law.
(m)   Waiver of Jury Trial.   EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(n)    Headings.   Section headings of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(o)   Counterparts.   This Agreement may be executed by facsimile or other electronic transmission means (including, without limitation, any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com)) and in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.
NANO DIMENSIONS LTD.
By:
/s/ Yoav Stern

Name: Yoav Stern
Title: Chief Executive Officer
[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.
STOCKHOLDER:

Number of shares of Company Common
Stock:
Address:

[Signature Page to Voting and Support Agreement]

PRELIMINARY PROXY CARD
PRELIMINARY PROXY STATEMENT Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V54477-S93888 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For Against Abstain DESKTOP METAL, INC. DESKTOP METAL, INC. 63 3RD AVENUE BURLINGTON, MA 01803 ! ! ! ! ! ! ! ! ! 1. To approve and adopt the Agreement and Plan of Merger, dated July 2, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Desktop Metal, Inc. ("Desktop Metal"), Nano Dimension Ltd., an Israeli company (“Nano”), and Nano US I, Inc. a Delaware corporation (“Merger Sub”), which Merger Sub is a direct, wholly owned subsidiary of Nano Dimension USA Inc., a Delaware corporation and a direct, wholly owned subsidiary of Nano, pursuant to which Merger Sub will merge with and into Desktop Metal (the “Merger”), with Desktop Metal continuing as the surviving corporation of the Merger and as an indirect wholly-owned subsidiary of Nano. 2. To approve, on a non-binding advisory basis, the executive officer compensation that will or may be paid to Desktop Metal’s named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement. 3. To approve the adjournment of the special meeting to solicit additional proxies if there are not sufficient votes to approve and adopt the Merger Agreement at the time of the special meeting or to ensure that any supplement or amendment to the accompanying proxy statement is timely provided to Desktop Metal stockholders. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [•], 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DM2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [•], 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. V54478-S93888 DESKTOP METAL, INC. Special Meeting of Stockholders [•], 2024 This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Ric Fulop, Larry O'Connell and Jason Cole, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of DESKTOP METAL, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [•] on [•], 2024, at the Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/DM2024SM - and any continuation, postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side